      As filed with the Securities and Exchange Commission on January 5, 1996


                                                                File No. 2-67052
                                                               File No. 811-3023

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 33


                                       and


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 33


                   -------------------------------------------

                                FORUM FUNDS, INC.
                  (Formerly Fahnestock Daily Income Fund, Inc.)
             (Exact Name of Registrant as Specified in its Charter)

                   Two Portland Square, Portland, Maine  04101
                     (Address of Principal Executive Office)

        Registrant's Telephone Number, including Area Code: 207-879-1900

                   -------------------------------------------

                            David I. Goldstein, Esq.
                         Forum Financial Services, Inc.
                   Two Portland Square, Portland, Maine  04101
                     (Name and Address of Agent for Service)

                          Copies of Communications to:
                            Anthony C.J. Nuland, Esq.
                                 Seward & Kissel
                               1200 G Street, N.W.
                             Washington, D.C.  20005

                   -------------------------------------------

It is proposed that this filing will become effective:
     _X_ immediately upon filing pursuant to Rule 485, paragraph (b) ___ on [ ] pursuant to Rule 485, paragraph (b)
     ___  60 days after filing pursuant to Rule 485, paragraph (a)(i)
     ___  on [  ] pursuant to Rule 485, paragraph (a)(i)
     ___  75 days after filing pursuant to Rule 485, paragraph (a)(ii)
     ___  on [  ] pursuant to Rule 485, paragraph (a)(ii)

     ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

The Registrant has registered an indefinite number of shares of common stock pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed a 24f-2 notice for its most recent fiscal year on May 28, 1995.

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 404(c))

                                     PART A

FORM N-1A                             LOCATION IN PROSPECTUS
 ITEM NO.                                 (CAPTION)
---------                             -----------------

Item 1.    Cover Page:                Cover Page

Item 2.    Synopsis:                  Prospectus Summary

Item 3.    Condensed Financial
           Information:               Prospectus Summary; Financial Highlights

Item 4.    General Description
           of Registrant:             Prospectus Summary; Investment Objectives
                                      and Policies; Other Information; Certain
                                      Risk Factors (if included in Prospectus)

Item 5.    Management of the Fund:    Prospectus Summary; Management

Item 6.    Capital Stock and
           Other Securities           Investment Objectives and Policies;
                                      Dividends and Tax Matters; Other
                                      Information - The Trust and its Shares

Item 7.    Purchase of Securities
           Being Offered:             Purchases and Redemptions of Shares; Other
                                      Information - Determination of Net Asset
                                      Value; Management

Item 8.    Redemption or Repurchase
           of Shares:                 Purchases and Redemptions of Shares

Item 9.    Pending Legal Proceedings  Not Applicable

                                     PART B

                                      LOCATION IN STATEMENT
FORM N-1A                            OF ADDITIONAL INFORMATION
 ITEM NO.                                (CAPTION)
---------                             -----------------

Item 10.   Cover Page:                Cover Page

Item 11.   Table of Contents:         Cover Page

Item 12.   General Information and    Management; Other Information
           History:

Item 13.   Investment Objectives and
           Policies:                  Investment Policies; Investment
                                      Limitations

Item 14.   Management of the
           Registrant:                Management

Item 15.   Control Persons and
           Principal Holders of
           Securities:                Other Information

Item 16.   Investment Advisory
           and Other Services:        Management; Other
                                      Information - Custodian, Counsel,
                                      Auditors

Item 17.   Brokerage Allocation
           and Other Practices:       Portfolio Transactions

Item 18.   Capital Stock and
           Other Securities:          Determination of Net Asset Value

Item 19.   Purchase, Redemption and
           Pricing of Securities
           Being Offered:             Determination of Net Asset Value;
                                      Additional Purchase and Redemption
                                      Information

Item 20.   Tax Status:                Taxation

Item 21.   Underwriters:              Management

Item 22.   Calculation of
           Performance Data:          Performance Data


Item 23.   Financial Statements:      Financial Statements

FORUM FUNDS
--------------------------------------------------------------------------------
DAILY ASSETS TREASURY FUND

ACCOUNT INFORMATION AND
SHAREHOLDER SERVICING:
     Forum Financial Corp.
     P.O. Box 446
     Portland, Maine 04112
     (207) 879-0001
                                   PROSPECTUS

                                 January 5, 1996

________________________________________________________________________________
This Prospectus offers shares of Daily Assets Treasury Fund (the "Fund"), a diversified portfolio of Forum Funds (the "Trust"), an open-end, management investment company.

     DAILY ASSETS TREASURY FUND seeks high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Fund invests primarily in obligations issued or guaranteed by the United States Treasury or by certain agencies and instrumentalities of the United States Government with a view toward providing income that is generally considered exempt from state and local income taxes. Under normal market conditions, the Fund will invest at least 65% of its total assets in U.S. Treasury obligations. See "Investment Objective and Policies."

THE FUND CURRENTLY SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A SEPARATE PORTFOLIO OF A REGISTERED, OPEN-END MANAGEMENT INVESTMENT COMPANY WITH AN IDENTICAL INVESTMENT OBJECTIVE. SEE "PROSPECTUS SUMMARY" AND "OTHER INFORMATION -- FUND STRUCTURE."

Shares of the Fund are offered to investors at a price equal to the next determined net asset value without any sales charge.

This Prospectus sets forth concisely the information concerning the Trust and the Fund that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission ("SEC") a Statement of Additional Information dated January 5, 1996, as may be amended from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund and which is incorporated into this Prospectus by reference. The SAI is available without charge by contacting the Trust at the address listed above.

    Investors should read this Prospectus and retain it for future reference.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1. PROSPECTUS SUMMARY

HIGHLIGHTS OF THE FUND

THE FUNDS. The Fund intends to seek to achieve its investment objective by investing all of its investable assets in Daily Assets Treasury Portfolio (the "Portfolio"), a separate series of Core Trust (Delaware) ("Core Trust"), itself a registered open-end management investment company. Accordingly, the investment experience of the Fund will correspond directly with the investment experience of the Portfolio. See "Other Information -- Fund Structure."

MANAGEMENT. The Fund's investment adviser is Forum Advisors, Inc. (the "Adviser"), which also serves as investment adviser to the Portfolio. The manager of the Trust and distributor of its shares is Forum Financial Services, Inc. ("Forum"), which also serves as manager of the Portfolio. Forum Financial Corp. (the "Transfer Agent") serves as the Trust's transfer agent, dividend disbursing agent and shareholder servicing agent. The Adviser, Forum and the Transfer agent are located at Two Portland Square, Portland, Maine 04101. See "Management."

PURCHASES AND REDEMPTIONS. Shares of the Fund are offered without a sales charge at the next determined net asset value. The minimum initial investment is $10,000 ($2,000 for IRAs, $2,500 for exchanges) and the minimum subsequent investment is $500. Shares may be redeemed without charge. See "Purchases and Redemptions of Shares."

EXCHANGE PROGRAM. Shareholders of the Fund may exchange their shares without charge for the shares of certain other funds. See "Purchases and Redemptions of Shares -- Exchanges."

DIVIDENDS. Dividends of net investment income are declared daily and paid monthly by the Fund and are reinvested in Fund shares unless a shareholder elects to have them paid in cash. See "Dividends and Tax Matters."

EXPENSES OF INVESTING IN THE FUND

     The purpose of the following table is to assist investors in understanding the various expenses that an investor in the Fund will bear directly or indirectly. The table reflects the combined expenses of the Fund and the Portfolio. There are no transaction expenses associated with purchases, redemptions or exchanges of Fund shares.

ANNUAL FUND OPERATING EXPENSES(1)

  (as a percentage of average net assets,
after fee waivers and expense
reimbursements)

Management Fees(2)                      0.25%
12b-1 Fees                              None
Other Expenses                          0.25%
TOTAL FUND OPERATING EXPENSES           0.50%

(1) The amounts of expenses reflect the operating expenses of the Fund prior to its investment in the Portfolio and are based on amounts incurred for the Fund's most recent fiscal year ended March 31, 1995, after an adjustment to reflect the Fund's and the Portfolio's advisory and administrative fees ("Management Fees") and the elimination of certain voluntary fee waivers of the Fund. Absent expense reimbursements and fee waivers for such fiscal year, the expenses of the Fund would have been:
      Management Fees, 0.35%; Other Expenses, 0.60%; and Total Fund Operating Expenses, 0.95%. Incident to the Fund's investment in the Portfolio, it is expected that the combined expenses of the Fund and the Portfolio will be: Management Fees, 0.25%; Other Expenses, 0.25%; and Total Expenses 0.50%. For a further description of the various expenses incurred in the operation of the Fund, see "Management."

(2)   Includes the Adviser's investment advisory fee and Forum's management fee.

     The Fund's expenses will include the Fund's pro rata portion of all operating expenses of the Portfolio, which will be borne indirectly by Fund shareholders. The Trust's board of trustees believes that the aggregate per share expenses of the Fund and the Portfolio will be approximately equal to the expenses the

Fund would incur if its assets were invested directly in money market securities. As long as its assets are invested in a Portfolio, a Fund pays no investment advisory fees directly.

EXAMPLE. Following is a hypothetical example that indicates the dollar amount of expenses that an investor in the Fund would pay assuming (i) the investment of all of the Fund's assets in the Portfolio, (ii) a $1,000 investment in the Fund, (iii) a 5% annual return, (iv) the reinvestment of all dividends and (v) distributions and redemption at the end of each period:

                        1 Year   3 Years   5 Years   10 Years
                        ------   -------   -------   --------
Portfolio Investment      $ 5      $16       $28        $63

The example is based on the expenses listed in the Annual Operating Expense table, which assumes the continued waiver and reimbursement of certain fees and expenses. The five percent annual return is not predictive of and does not represent the Fund's projected returns; rather, it is required by government regulation. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED.

2. FINANCIAL HIGHLIGHTS

       The following information represents selected data for a single share outstanding of the Fund. The information with respect to the Fund's fiscal years ended March 31st has been audited in connection with an audit of the Fund's financial statements by Deloitte & Touche LLP, independent auditors. The information with respect to the period ended September 30, 1995 is unadited.
The financial statements and independent auditors' report thereon for the fiscal years ended March 31st are incorporated by reference into the SAI. The Fund's annual report to shareholders may be obtained from the Trust without charge.


                                                                        DAILY ASSETS TREASURY FUND

                                                       Six Months                       Year Ended
                                                         Ended                          March 31,
                                                      September 30,        ------------------------------------
                                                          1995                 1995         1994     1993(1)
                                                          ----                 ----         ----     ----
 Beginning Net Asset Value per Share                      $1.00               $1.00        $1.00       $1.00
                                                          -----               -----        -----       -----
 Net Investment Income                                     0.03                0.04         0.03        0.02
 Net Realized and Unrealized Gain                            --                  --           --          --
  (Loss) on Securities
 Dividends from Net Investment Income                    (0.03)              (0.04)       (0.03)      (0.02)
 Distributions from Net Realized Gains                       --                  --           --          --
                                                          -----               -----        -----       -----
 Ending Net Asset Value per Share                         $1.00               $1.00        $1.00       $1.00
                                                          -----               -----        -----       -----
                                                          -----               -----        -----       -----
 Ratios to Average Net Assets:
            Expenses (2)                                  0.50%(3)            0.37%        0.33%       0.22%(3)
            Net Investment Income                         5.21%(3)            4.45%        2.82%       2.92%(3)
 Total Return                                             2.66%               4.45%        2.83%       3.13%(3)
 Portfolio Turnover Rate                                    N/A                 N/A          N/A         N/A
 Net Assets at the End of Period (000's Omitted)        $38,001             $36,329      $26,505      $4,687


     (1)  The Fund commenced operations on July 1, 1992.

     (2)  During the periods, various fees and expenses were waived and reimbursed, respectively.  Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been
                                                          1.01%(3)            1.10%        1.17%       2.43%(3).

    (3)   Annualized.


3. INVESTMENT OBJECTIVE AND POLICIES

The Fund has a fundamental investment policy that allows it to invest all of its investable assets in the Portfolio. All other investment policies of the Fund and the Portfolio are identical. Therefore, although the following discusses the investment policies of the Portfolio (and the responsibilities of Core Trust's board of trustees (the "Core Trust Board")), it applies equally to the Fund (and the Trust's board of trustees (the "Board")). Additional information concerning the investment policies of the Fund and the Portfolio, including additional fundamental policies, is contained in the SAI.

INVESTMENT OBJECTIVE

     The investment objective of the Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of
liquidity.   The Fund currently seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective. There can be no assurance that the Fund or the Portfolio will achieve its investment objective or maintain a stable net asset value.

INVESTMENT POLICIES

     U.S. GOVERNMENT SECURITIES. The Portfolio seeks to attain its investment objective by investing primarily in obligations issued or guaranteed as to principal and interest by the United States Treasury or by certain agencies and instrumentalities of the United States Government ("U.S. Government Securities"). The Portfolio invests with a view toward providing income that is generally considered exempt from state and local income taxes. The Portfolio will purchase a U.S. Government Security that is not backed by the full faith and credit of the U.S. Government only if that security has a remaining maturity of one year or less. The Portfolio's policies may result in a lower yield than could result from a policy of investing in other types of money market instruments.

     Under normal market conditions, the Portfolio will invest at least 65% of its total assets in U.S. Treasury obligations, such as Treasury bills and notes. Among the other securities in which the Portfolio may invest are obligations of the Farm Credit System, Farm Credit System Financial Assistance Corporation, Federal Financing Bank, Federal Home Loan Banks, General Services Administration, Student Loan Marketing Association, and Tennessee Valley Authority. Income on these obligations and the obligations of certain other agencies and instrumentalities is generally not subject to state and local income taxes by Federal law. In addition, the income received by Fund shareholders that is attributable to these investments will also be exempt in most states from state and local income taxes. Shareholders should determine through consultation with their own tax advisors whether and to what extent dividends payable by the Fund from interest received with respect to its investments will be considered to be exempt from state and local income taxes in the shareholder's state. Shareholders similarly should determine whether the capital gain and other income, if any, payable by the Fund will be subject to state and local income taxes in the shareholder's state. See "Dividend and Tax Matters."

     The U.S. Government Securities in which the Portfolio may invest include direct obligations of the U.S. Treasury (such as Treasury bills and notes) and other securities backed by the full faith and credit of the U.S. Government. Certain U.S. Government Securities have lesser degrees of government backing. For instance, certain obligations are supported by the right of the issuer to borrow from the Treasury under certain circumstances and other obligations, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit and, accordingly, these securities may involve more risk than other U.S. Government Securities.

     U.S. GOVERNMENT ZERO COUPON SECURITIES. The Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Zero coupon securities are sold at original issue discount and pay no interest to holders prior to maturity. Because of this, zero coupon securities may be subject to greater fluctuation of market value than the other securities in which the Portfolio may invest. See "Dividends and Tax Matters -- Taxes."

     GENERAL INFORMATION. The Portfolio will only invest in high quality, short-term money market instruments that are determined by the Adviser, pursuant to procedures approved by the Board of Directors of the Trust (the "Board"), to be eligible for purchase and to present minimal credit risks. The Portfolio's investments are subject to the restrictions imposed by Rule 2a-7 under the Investment Company Act of 1940. In accordance with that rule, the Portfolio will only invest in U.S. dollar denominated instruments that have a maximum remaining maturity of 397 days and will maintain a dollar-weighted average portfolio maturity of 90 days or less. Generally, high quality instruments include those that (i) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO, or (ii) are otherwise unrated and determined by the Adviser to be of comparable quality. A description of the rating categories of various rating agencies, such as Standard & Poor's Corporation and Moody's Investors Service, Inc. is contained in the SAI. The Portfolio may invest in instruments with fixed, variable or floating interest rates. To ensure adequate liquidity the Portfolio may not invest more than 10% of its net assets in illiquid securities. The Adviser's determinations of the comparable quality of all unrated securities is made pursuant to guidelines adopted by the Board.

     The Portfolio's yields will tend to fluctuate inversely with prevailing market interest rates. For instance, in periods of falling market interest rates, the Portfolio's yields will tend to be somewhat higher than those rates. Although the Portfolio invests in high quality money market instruments, an investment in the Fund is subject to risk even if all securities in the Portfolio's portfolio are paid in full at maturity. All money market instruments, including U.S. Government Securities, can change in value when interest rates, the issuer's actual or perceived creditworthiness or the issuer's ability to meet its obligations change.

     FORWARD COMMITMENT SECURITIES. The Portfolio may purchase securities on a when-issued or delayed delivery basis (forward commitments). When these transactions are negotiated, the price or yield is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Securities so purchased are subject to market price fluctuation from the time of purchase, but no interest on the securities accrues to the Portfolio until delivery and payment take place. Accordingly, the value of the securities on the delivery date may be more or less than the purchase price. Forward commitments will be entered into only when the Portfolio has the intention of actually acquiring the securities, but the Portfolio may sell the securities before the settlement date if deemed advisable. Forward commitments will not be entered into if the aggregate of the commitments exceeds 15% of the value of the Portfolio's total assets.

     OTHER INVESTMENT POLICIES. The investment objective and policies of the Fund and the Portfolio that are designated as fundamental may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund or the Portfolio, as applicable. A majority of outstanding voting securities means the lesser of 67% of the shares present or represented at a shareholders meeting at which the holders of more than 50% of the shares are present or represented, or more than 50% of the outstanding shares. All other investment policies of the Fund and the Portfolio may be changed by the Board or the Core Trust Board, respectively, without shareholder approval. The Fund and the Portfolio may borrow money for temporary or emergency purposes (including the meeting of redemption requests) but not in excess of 33 1/3% of the value of the Fund's or the Portfolio's respective total assets. Borrowing for purposes other than meeting redemption requests will not exceed 5% of the value of the Fund's or the Portfolio's respective total assets. Each of the Fund and the Portfolio is permitted to invest up to 10% of the value of its total assets in other investment companies that intend to comply with Rule 2a-7 and have substantially similar investment objectives and policies. Each of the Fund and the Portfolio may also from time to time lend securities from its portfolio to brokers, dealers and other financial institutions.

4. MANAGEMENT

     The business of the Trust is managed under the direction of the Board and the business of Core Trust is managed under the direction the Core Trust Board. Each board formulates the general policies of the Fund and the Portfolio, as applicable, and meets periodically to review the results of the Fund or the Portfolio, as applicable, monitor investment activities and practices and discuss other matters affecting the

Fund and the Trust or the Portfolio and Core Trust, as applicable. The SAI contains general background information about the trustees and officers of the Trust and Core Trust.

MANAGER AND DISTRIBUTOR

     Subject to the supervision of the Board, Forum supervises the overall management of the Trust and acts as distributor of the Trust's shares. Forum, the Adviser and the Transfer Agent are members of the Forum Financial Group of companies and together provide a full range of services to the investment company and financial services industry. As of the date hereof, Forum acted as manager and distributor of registered investment companies and collective trust funds with assets of approximately $10.0 billion. Forum is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc. As of the date of this Prospectus, Forum, the Adviser and the Transfer Agent were controlled by John Y. Keffer, President and Chairman of the Trust.

     Under its management and distribution agreement with the Trust, Forum supervises all aspects of the Fund's operations, including the receipt of services for which the Trust is obligated to pay, provides the Trust with general office facilities and provides, at the Trust's expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to operate the Trust effectively. Those officers, as well as certain employees and Trustees of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) Forum and its affiliates. In addition, under its agreement Forum acts as distributor of the Fund's shares. Forum acts as the agent of the Trust in connection with the offering of shares of the Fund. For these services and facilities, Forum receives with respect to the Fund a management fee at an annual rate of 0.25% of the Fund's average daily net assets.

ADVISER

     Forum Advisors, Inc. serves as the investment adviser of the Fund and the Portfolio. Subject to the general supervision of the Core Trust Board, the Adviser makes investment decisions for the Portfolio. Subject to the general supervision of the Core Trust Board and Forum, Linden Asset Management, Inc. ("Linden") serves as investment subadviser to the Portfolio. Linden is controlled by Anthony R. Fischer, Jr., its sole stockholder, director and officer. As of the date hereof, Linden provided investment advice with respect to assets totalling approximately $700 million. For its services, the Adviser receives an advisory fee at an annual rate of 0.05% of the Portfolio's average daily net assets. Neither the Fund nor the Portfolio is responsible for any portion, directly or indirectly, of Linden's investment subadvisory fee, which is paid entirely by Forum. The Fund's expenses include the Fund's pro rata portion of the advisory fee paid by the Portfolio to the Adviser. For so long as the Fund invests in the Portfolio, the Adviser will receive no fee under its advisory agreement with the Fund. If the Fund resumes directly investing in portfolio securities, the Fund will pay the Adviser an advisory fee equal to 0.05% of the Fund's average daily net assets. The Adviser was incorporated under the laws of Delaware in 1987 and is registered under the Investment Advisers Act of 1940.

SHAREHOLDER SERVICING

     Shareholder inquiries and communications concerning the Fund may be directed to the Transfer Agent. The Transfer Agent acts as the Fund's transfer agent and dividend disbursing agent. The Transfer Agent maintains an account for each shareholder of the Fund (unless such accounts are maintained by sub-transfer agents or processing agents) and performs other transfer agency and shareholder related functions. For its services, the Transfer Agent receives a fee at an annual rate of 0.25% of the Fund's average daily net assets.

     The Transfer Agent is authorized to subcontract any or all of its functions to one or more qualified sub-transfer agents or processing agents, which may be processing organizations (as described under "Purchases and Redemptions of Shares " Purchase and Redemption Procedures"), including Forum or affiliates of Forum, who agree to comply with the terms of the Transfer Agency Agreement. The Transfer Agent may pay those agents for their services, but no such payment will increase the Transfer Agent's compensation from the Trust. In addition, the Transfer Agent performs portfolio accounting services for the Fund, including determination of the Fund's net asset value per share, pursuant to a separate agreement with the Trust.

EXPENSES OF THE COMPANY

     The Fund's expenses comprise Trust expenses attributable to the Fund, which are charged to the Fund, and expenses not attributable to a particular fund of the Trust, which are allocated among the Fund and all other funds of the Trust in proportion to their average net assets. Subject to the obligations of the Adviser to reimburse the Trust for excess expenses, the Trust pays for all of its expenses. The Adviser, Forum and the Transfer Agent, in their sole discretion, may waive all or any portion of their respective fees, which are accrued daily and paid monthly. Any such waiver, which could be discontinued at any time, would have the effect of increasing the Fund's performance for the period during which the waiver was in effect and would not be recouped at a later date.

5. PURCHASES AND REDEMPTIONS OF SHARES

GENERAL INFORMATION

     All transactions in Fund shares are effected through the Transfer Agent, which accepts orders for purchases and redemptions from shareholders of record and new investors. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege in the future upon appropriate notice to shareholders and may charge a fee for certain shareholder services, although no such fees are currently contemplated.

     PURCHASES. Fund shares are sold at a price equal to their net asset value on all weekdays except customary national business holidays and Good Friday ("Fund Business Day"). Fund shares are issued immediately following the next determination of net asset value made after an order for the shares in proper form, accompanied by funds on deposit at a Federal Reserve Bank ("Federal Funds"), is accepted by the Transfer Agent. An investor's funds will not be accepted or invested by the Fund during the period before the Fund's receipt of Federal Funds. The Fund's net asset value is calculated at 12:00 p.m., Eastern time on each Fund Business Day. Fund shares become entitled to receive dividends on the day the shares are issued.

     The Fund reserves the right to reject any subscription for the purchase of Fund shares. Stock certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares.

     REDEMPTIONS. Fund shares may be redeemed without charge at their net asset value on any Fund Business Day. There is no minimum period of investment and no restriction on the frequency of redemptions. Fund shares are redeemed as of the next determination of the Fund's net asset value following acceptance by the Transfer Agent of the redemption order in proper form (and any supporting documentation which the Transfer Agent may require). Shares redeemed are not entitled to receive dividends declared on or after the day on which the redemption becomes effective.

     Normally, redemption proceeds are paid immediately following, but in no event later than seven days following, acceptance of a redemption order. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check used for investment has been cleared by the shareholder's bank, which may take up to 15 calendar days. This delay may be avoided by investing through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. The right of redemption may not be suspended nor the payment dates postponed except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings or under any emergency or other circumstance as determined by the SEC.

     Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. The Trust will only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

     The Trust employs reasonable procedures to ensure that telephone orders are genuine (which include recording certain transactions and the use of shareholder security codes) and, if it does not, may be liable for any losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement.

In the event that a shareholder is unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent.

     Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account with an aggregate net asset value of less than $1,000.

PURCHASE AND REDEMPTION PROCEDURES

     Investors may obtain the account application necessary to open an account by writing the Transfer Agent at the address on the cover page of this prospectus. For those shareholder services not referenced on the account application and to change information on a shareholder's account (such as addresses), investors or existing shareholders should request an optional services form from the Transfer Agent.

INITIAL PURCHASE OF SHARES

     There is a $10,000 minimum for initial investments in the Fund ($2,000 for individual retirement accounts, $2,500 for exchanges).

     BY MAIL. Investors may send a check made payable to the Trust along with a completed account application to the address on the cover page of this Prospectus. Checks are accepted at full value subject to collection. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into Federal Funds within three business days after receipt of the check. Checks drawn on some non-member banks may take longer.

     BY BANK WIRE. To make an initial investment in the Fund using the wire system for transmittal of money among banks, an investor should first telephone the Trust at (207) 879-0001 to obtain an account number. The investor should then instruct a member commercial bank to wire the investor's money immediately to:

     First National Bank of Boston
     Boston, Massachusetts
     ABA# 011000390
     For Credit To:  Forum Financial Corp.
     Account #:  541-54171
       Re:  Daily Assets Treasury Fund
       Account #:
       Account Name:

     The investor should then promptly complete and mail the account application. Any investor planning to wire funds should instruct a bank early in the day so the wire transfer can be accomplished the same day.

     THROUGH FINANCIAL INSTITUTIONS. Shares may be purchased and redeemed through certain brokers, banks or other financial institutions ("Processing Organizations"), including affiliates of the Transfer Agent. Processing Organizations may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. The Trust is not responsible for the failure of any institution to promptly forward these requests.

     Investors who purchase or redeem shares in this manner will be subject to the procedures of their Processing Organization, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in the Fund directly. These investors should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. Customers who purchase Fund shares through a Processing Organization may or may not be the shareholder of record and, subject to their institution's and the Fund's procedures, may have Fund shares transferred into their name. Certain Processing Organizations may enter purchase orders with payment to follow.

     Certain shareholder services may not be available to shareholders who have purchased shares through a Processing Organization. These shareholders should contact their Processing Organization for further information. The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with such confirmations and periodic statements as may be required by law or agreed to between the Processing Organization and its customers.

SUBSEQUENT PURCHASES OF SHARES

     There is a $500 minimum for subsequent purchases. Subsequent purchases may be made by mailing a check, by sending a bank wire or through a financial institution as indicated above. Shareholders using the wire system for purchase should first telephone the Trust at (207) 879-0001 to notify it of the wire transfer. All payments should clearly indicate the shareholder's name and account number.

     Shareholders may purchase Fund shares at regular, preselected intervals by authorizing the automatic transfer of funds from a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. Under the program, existing shareholders may authorize amounts of $250 or more to be debited from their bank account and invested in the Fund monthly or quarterly. Shareholders may terminate their automatic investments or change the amount to be invested at any time by written notification to the Transfer Agent.

REDEMPTION OF SHARES

     Shareholders that wish to redeem shares by telephone or by check or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone or check.

     BY MAIL. Shareholders may make a redemption in any amount by sending a written request to the Transfer Agent accompanied by any stock certificate that may have been issued to the shareholder. All written requests for redemption must be signed by the shareholder with signature guaranteed and all certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed.

     BY TELEPHONE. A shareholder that has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at (207) 879-0001 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Fund will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds.

     BY BANK WIRE. For redemptions of more than $5,000, a shareholder that has elected wire redemption privileges may request the Fund to transmit the redemption proceeds by Federal Funds wire to a bank account designated on the shareholder's account application. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day the redemption request in proper form is received by the Transfer Agent.

     AUTOMATIC REDEMPTIONS. Shareholders may redeem Fund shares at regular, preselected intervals by authorizing the automatic redemption of shares from their Fund account. Redemption proceeds will be sent either by check or by automatic transfer to a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. Under this program, shareholders may authorize the redemption of shares in amounts of $250 or more from their account monthly or quarterly. Shareholders may terminate their automatic redemptions or change the amount to be redeemed at any time by written notification to the Transfer Agent.

     SIGNATURE GUARANTEES. A signature guarantee is required for any written redemption request and for any endorsement on a stock certificate. In addition, a signature guarantee is required for instructions to change a shareholder's record name or address, designated bank account for wire redemptions or automatic investment or redemption, dividend election, telephone redemption or exchange option election or any other option election in connection with the shareholder's account. Signature guarantees may be provided by any eligible institution acceptable to the Transfer Agent, including a bank, a broker, a dealer, a national securities exchange, a credit union, or a savings association that is authorized to guarantee signatures. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

EXCHANGES

     Shareholders may exchange their shares for shares of any other fund of the Trust or any other mutual fund managed by Forum that participates with the Fund in the exchange program (currently, Sound Shore Fund, Inc.). Exchanges are subject to the fees charged by, and the restrictions listed in the prospectus for, and the fund into which a shareholder is exchanging, including minimum investment requirements. The minimum amount required to open an account in the Fund through an exchange from another fund is $2,500. The Fund does not charge for exchanges, and there is currently no limit on the number of exchanges a shareholder may make, but the Fund reserves the right to limit excessive exchanges by any shareholder. See "Additional Purchase And Redemption Information" in the SAI.

     Exchanges may only be made between accounts registered in the same name. A completed account application must be submitted to open a new account in the Fund through an exchange if the shareholder requests any shareholder privilege not associated with the new account. Shareholders may only exchange into a fund if that fund's shares may legally be sold in the shareholder's state of residence.

     The Trust (and Federal tax law) treats an exchange as a redemption of the shares owned and the purchase of the shares of the fund being acquired. Accordingly, a shareholder may realize a capital gain or loss with respect to the shares redeemed. Redemptions and purchases are effected at the respective net asset values of the two funds as next determined following receipt of proper instructions and all necessary supporting documents by the fund whose shares are being exchanged.

     If a shareholder exchanges into a fund that imposes a sales charge, that shareholder is required to pay the difference between that fund's sales charge and any sales charge the shareholder has previously paid in connection with the shares being exchanged. For example, if a shareholder paid a 2% sales charge in connection with the purchase of the shares of a fund and then exchanged those shares into another fund with a 3% sales charge, that shareholder would pay an additional 1% sales charge on the exchange. Shares acquired through the reinvestment of dividends and distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid. The exchange privilege may be modified materially or terminated by the Trust at any time upon 60 days' notice to shareholders.

     BY MAIL. Exchanges may be accomplished by written instructions to the Transfer Agent accompanied by any stock certificate that may have been issued to the shareholder. All written requests for exchanges must be signed by the shareholder (a signature guaranteed is not required) and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed.

     BY TELEPHONE. Exchanges may be accomplished by telephone by any shareholder that has elected telephone exchange privileges by calling the Transfer Agent at (207) 879-0001 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number.

INDIVIDUAL RETIREMENT ACCOUNTS

     The Fund may be a suitable investment vehicle for part or all of the assets held in individual retirement accounts ("IRAs"). The minimum initial investment for IRAs is $2,000, and the minimum subsequent investment is $500. Individuals may make tax-deductible IRA contributions of up to a maximum of $2,000 annually. However, this deduction will be reduced if the individual or, in the case of a married individual filing jointly either the individual or the individual's spouse, is an active participant in an employer-sponsored retirement plan and has adjusted gross income above certain levels.

6. DIVIDENDS AND TAX MATTERS

DIVIDENDS

     Dividends of the Fund's net investment income are declared daily and paid monthly, following the close of the last Fund Business Day of the month. Dividends of net capital gain, if any, realized by the Fund are distributed annually.

     Shareholders may choose to have all dividends reinvested in additional shares of the Fund or received in cash. In addition, shareholders may have dividends of net capital gain reinvested in additional shares of the Fund and dividends of net investment income paid in cash. All dividends are treated in the same manner for Federal income tax purposes whether received in cash or reinvested in shares of the Fund.

     All dividends will be reinvested at the Fund's net asset value as of the payment date of the dividend. All dividends are reinvested unless another option is selected. All dividends not reinvested will be paid to the shareholder in cash and may be paid more than seven days following the date on which dividends would otherwise be reinvested.

TAXES

     FEDERAL. The Fund intends to continue to qualify for each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986. As such, the Fund will not be liable for Federal income taxes on the net investment income and net capital gain distributed to its shareholders. Because the Fund intends to distribute all of its net investment income and net capital gain each year, the Fund should avoid all Federal income and excise taxes.

     Dividends paid by the Fund out of its net investment income (including any realized net short-term capital gain) are taxable to shareholders as ordinary income. Distributions by the Fund of realized net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder may have held shares in the Fund.

      The Portfolio is not required to pay Federal income taxes on its net investment income and capital gains, as it is treated as a partnership for Federal income tax purposes. All interest, dividends and gains and losses of the Portfolio will be deemed to have been "passed through" to the Fund in proportion to its holdings in the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio or losses have been realized by the Portfolio.

     STATE AND LOCAL. The Fund's investment policies are structured to provide shareholders, to the extent permissible by Federal and state law, with income that is exempt or excluded from income taxation at the state and local level. Many states (by statute, judicial decision or administrative action) do not tax dividends from a regulated investment company that are attributable to interest on obligations of the U.S. Treasury and certain U.S. Government agencies and instrumentalities if the interest on those obligations would not be taxable to a shareholder that held the obligation directly. As a result, substantially all dividends paid by the Fund to shareholders residing in certain states will be exempt or excluded from state income taxes.

     Shortly after the close of each year, a statement is sent to each shareholder of the Fund advising the shareholder of the portions of total dividends paid into the shareholder's account that is derived from each type of obligation in which the Fund has invested. These portions are determined for the entire year and on a monthly basis and, thus, are an annual or monthly average, rather than a day-by-day determination for each shareholder.

     GENERAL. The Fund may be required by Federal law to withhold 31% of reportable payments (which may include taxable dividends, capital gain distributions and redemption proceeds) paid to individuals and certain other non-corporate shareholders. Withholding is not required if a shareholder certifies that the shareholder's social security or tax identification number provided to the Fund is correct and that the shareholder is not subject to backup withholding.

     Zero coupon securities are sold at original issue discount and pay no interest to holders prior to maturity, but the Fund must include a portion of the original issue discount of the security as income. Because the Fund distributes all of its net investment income, the Fund may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

     Reports containing appropriate information with respect to the Federal income tax status of dividends and distributions paid during the year by the Fund will be mailed to shareholders shortly after the close of each year.

     The foregoing is only a summary of some of the important Federal and state tax considerations generally affecting the Fund and its shareholders. There may be other Federal, state or local tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisors.

7. OTHER INFORMATION

PERFORMANCE INFORMATION

     The Fund's performance may be quoted in advertising in terms of yield, which is based on historical results and is not intended to indicate future performance. The Fund's yield is a way of showing the rate of income earned by the Fund as a percentage of the Fund's share price. Yield is calculated by dividing the net investment income of the Fund for a seven day period by the average number of shares entitled to receive dividends and expressing the result as an annualized percentage rate based on the Fund's share price at the beginning of the seven day period.

     The Fund's advertisements may reference ratings and rankings among similar funds by independent evaluators such as Morningstar, Lipper Analytical Services, Inc. or IBC/Donoghue, Inc. In addition, the performance of the Fund may be compared to recognized indices of market performance. The comparative material found in the Fund's advertisements, sales literature, or reports to shareholders may contain performance ratings. These materials are not to be considered representative or indicative of future performance.

BANKING LAW MATTERS

     Banking laws and regulations generally permit a bank or bank affiliate to purchase shares of an investment company as agent for and upon the order of a customer and in the view of Forum would permit a bank or bank affiliate to serve as a Processing Organization or perform sub-transfer agent or similar services for the Trust and its shareholders. If a bank or bank affiliate were prohibited from performing all or a part of the foregoing services, its shareholder customers would be permitted to remain shareholders of the Trust and alternative means for continuing to service them would be sought. It is not expected that shareholders would suffer adverse financial consequences as a result of any changes in bank or bank affiliate service arrangements.

DETERMINATION OF NET ASSET VALUE

     The Trust determines the net asset value per share of the Fund as of 12:00 p.m., eastern time, on each Fund Business Day by dividing the value of the Fund's net assets (I.E., the value of its portfolio securities and other assets less its liabilities) by the number of the Fund's shares outstanding at the time the determination is made.

     In order to more easily maintain a stable net asset value per share, the Fund's portfolio securities are valued at their amortized cost, which is their acquisition cost adjusted for amortization of premium or accretion of discount. The Fund values its portfolio securities at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940. The Fund will only value its portfolio securities using this method if the Board believes that this method fairly reflects the market-based net asset value per share.

THE TRUST AND ITS SHARES

     The Trust was organized in Delaware on August 29, 1995; the Trust's succeeded to the assets and liabilities of Forum Funds, Inc. on January 5, 1996. Forum Funds, Inc. was incorporated on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. The Board has the authority to issue an unlimited number of shares of beneficial interest of separate series with no par value per share and to create separate classes of shares within each series. There are currently seven other series of the Trust.

     Shares issued by the Trust have no conversion, subscription or preemptive rights. Shareholders of the Fund have equal and exclusive rights to dividends and distributions declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. Voting rights are not cumulative and, with respect to matters not affecting all funds of the Trust, generally only shareholders of the affected series may vote. The Trust is not required to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by law. Shareholders have available certain procedures for the removal of Trustees.

     As of October 27, 1995, H.M. Payson & Co., Portland, Maine owned of record more than 25% of the outstanding shares of the Fund and, as of that date, this shareholder may be deemed to be a controlling entity of the Fund. From time to time this or other shareholders may own a large percentage of shares of the Fund. Accordingly, these shareholders may be able to greatly affect (if not determine) the outcome of any shareholder vote.

FUND STRUCTURE

     CORE TRUST STRUCTURE. The Fund invests all of its assets in the Core Trust Portfolio. Core Trust is a business trust that was organized under the laws of the State of Delaware in September 1994 and registered under the 1940 Act as an open-end management investment company. Accordingly, the Portfolio directly acquires its own securities and the Fund acquires an indirect interest in those securities. The assets of the Portfolio belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Core Trust. Upon liquidation of a Portfolio, investors in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

     THE PORTFOLIO. The investment objective and fundamental investment policies of the Fund and the Portfolio can be changed only with shareholder approval. See "Prospectus Summary," "Investment Objective and Policies," and "Management" for a description of the Portfolio's investment objective, policies, restrictions, management, and expenses. The Fund's investment in a Portfolio is in the form of a non-transferable beneficial interest. As of the date of this Prospectus, the Fund is the only investor that have invested all of its assets in the Portfolio. All investors in a Portfolio will invest on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses.

     The Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Portfolio will be entitled to vote in proportion to the relative value of its interest in the Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, the Fund will solicit proxies from shareholders of the Fund and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by the Fund's shareholders will receive a majority of votes cast by all investors in the Portfolio.

     CONSIDERATIONS OF INVESTING IN A PORTFOLIO. The Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if the Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. The Fund may withdraw its entire investment from the Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if other investors in the Portfolio, by a vote of shareholders, changed the investment objective or policies of the Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it usually would incur transaction costs. If the Fund withdrew its investment from the Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets in accordance with its investment objective and policies by the Adviser or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund.







--------------------------------------------------------------------------------
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE SAI AND THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUNDS' SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.
--------------------------------------------------------------------------------

FORUM FUNDS, INC.

MAINE MUNICIPAL BOND FUND

ACCOUNT INFORMATION AND
SHAREHOLDER SERVICING:
   Forum Financial Corp.
   P.O. Box 446
   Portland, Maine 04112
   (207) 879-0001

                                   PROSPECTUS
                                 August 1, 1995

                           As Amended January 5, 1996


This Prospectus offers shares of Maine Municipal Bond Fund (the "Fund"), a non-diversified series of Forum Funds (the "Trust"), an open-end, management investment company.


          MAINE MUNICIPAL BOND FUND seeks to provide shareholders with a high level of current income exempt from both Federal and Maine state income taxes (other than the alternative minimum tax), without assuming undue risk. The Fund invests principally in investment grade Maine municipal securities.


Shares of the Fund are offered to investors at a price equal to the next determined net asset value plus a maximum sales charge of 3.75% of the total public offering price (3.90% of the net amount invested).


This Prospectus sets forth concisely the information concerning the Trust and the Fund that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information dated August 1, 1995, as amended January 5, 1996, as may be further amended from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund and which is incorporated into this Prospectus by reference. The SAI is available without charge by contacting the Trust at the address listed above.



    Investors should read this Prospectus and retain it for future reference.

                     Shares of the Fund are offered only to
                        residents of the State of Maine.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1. PROSPECTUS SUMMARY

HIGHLIGHTS OF THE FUND

INVESTMENT OBJECTIVE AND POLICIES


     The investment objective of the Fund is to provide shareholders with a high level of current income exempt from both Federal and Maine state income taxes (other than the alternative minimum tax), without assuming undue risk. The Fund invests principally in investment grade Maine municipal securities. It is anticipated that the average weighted maturity of all municipal securities in the Fund will normally range between five and 15 years. See "Investment Objectives and Policies."


FUND MANAGEMENT

     The executive offices of the Fund's investment adviser, Forum Advisors, Inc. (the "Adviser"), are located at Two Portland Square, Portland, Maine 04101. The manager of the Trust and distributor of its shares is Forum Financial Services, Inc. ("Forum"). Forum Financial Corp. (the "Transfer Agent"), Two Portland Square, Portland, Maine 04101, serves as the Trust's transfer agent, dividend disbursing agent and shareholder servicing agent. See "Management."

PURCHASES AND REDEMPTIONS

     Shares of the Fund are offered at the next-determined net asset value per share plus any applicable sales charge. The minimum initial investment is $5,000 and the minimum subsequent investment is $500. Shares may be redeemed without charge. See "Purchases and Redemptions of Shares."

EXCHANGE PROGRAM

     Shareholders of the Fund may exchange their shares without charge for the shares of certain other funds of the Trust. See "Purchases and Redemptions of Shares - Exchanges."

DIVIDENDS

     Dividends of net investment income are declared daily and paid monthly by the Fund and are reinvested in Fund shares unless a shareholder elects to have them paid in cash. It is anticipated that substantially all of the dividends paid by the Fund will be exempt from Federal income tax and from Maine personal income tax. See "Dividends and Tax Matters."

CERTAIN RISK FACTORS

     There can be no assurance that the Fund will achieve its investment objective. The Fund's net asset value will fluctuate as the value of the Fund's portfolio securities changes and will tend to vary inversely with movements in interest rates. The Fund is non-diversified and, therefore, has greater freedom to concentrate its investments than if it were a diversified fund. The Fund invests principally in the securities of Maine municipal issuers, which entails more risk than if the Fund were to invest in issuers with greater geographic diversity. See "Investment Objective and Policies - Certain Risk Factors."

EXPENSES OF INVESTING IN THE FUND

     The purpose of the following table is to assist investors in understanding the various expenses that an investor in the Fund will bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge imposed on purchases
   (as a percentage of public offering price). . . . . 3.75%

Exchange Fee . . . . . . . . . . . . . . . . . . . . . None

ANNUAL FUND OPERATING EXPENSES (1)
(as a percentage of average net assets)

Management Fees (2). . . . . . . . . . . . . . . . . . 0.40%
(after fee waivers)

12b-1 Fees . . . . . . . . . . . . . . . . . . . . . . None
Other Expenses . . . . . . . . . . . . . . . . . . . . 0.20%
(after reimbursements and fee waivers)
Total Fund Operating Expenses. . . . . . . . . . . . . 0.60%

(1) The amounts of expenses are based on estimated amounts for the Fund's current fiscal year ending March 31, 1996; actual expenses for the Fund's fiscal year ended March 31, 1995 were 0.50%. Absent estimated expense reimbursements and fee waivers, the expenses of the Fund are estimated to be: Management Fees, 0.70%; Other Expenses, 0.70%; and Total Fund Operating Expenses, 1.40%. For a further description of the various expenses incurred in the operation of the Fund, see "Management."

(2) Includes the Adviser's investment advisory fee and Forum's management fee.

EXAMPLE

     Following is a hypothetical example that indicates the dollar amount of expenses that an investor in the Fund would pay assuming a $1,000 investment in the Fund, a 5% annual return, the reinvestment of all dividends and distributions and redemption at the end of each period:

     1 Year    3 Years   5 Years   10 Years
      $42        $53       $64       $98

     The example is based on the expenses listed in the table. The five percent annual return is not predictive of and does not represent the Fund's projected returns; rather, it is required by government regulation. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED.

2. FINANCIAL HIGHLIGHTS


     The following information represents selected data for a single share outstanding of the Fund. The information with respect to the Fund's fiscal years ended March 31st has been audited in connection with an audit of the Fund's financial statements by Deloitte & Touche LLP, independent auditors. The information with respect to the period ended September 30, 1995 is unaudited. The financial statements and independent auditors' report thereon for the fiscal years ended March 31st are incorporated by reference into the SAI. The Fund's annual report to shareholders may be obtained from the Trust without charge.






                                                     Six Months                               Year Ended
                                                       Ended                                  March 31,
                                                   September 30,        --------------------------------------------------
                                                        1995                 1995        1994         1993    1992(1)
                                                        ----                 ----        ----         ----    ----
 Beginning Net Asset Value per Share                    $10.47              $10.37      $10.55       $9.98     $10.00
                                                        ------              ------      ------       -----     ------
 Net Investment Income                                    0.25                0.52        0.52        0.58       0.19
 Net Realized and Unrealized Gain
   (Loss) on Securities                                   0.27                0.11      (0.16)        0.57     (0.02)
 Dividends from Net Investment Income                   (0.25)              (0.52)      (0.52)      (0.58)     (0.19)
 Distributions from Net Realized Gains                      --              (0.01)      (0.02)          --         --
                                                        ------              ------      ------       -----     ------
 Ending Net Asset Value per Share                       $10.74              $10.47      $10.37      $10.55      $9.98
                                                        ------              ------      ------       -----     ------
                                                        ------              ------      ------       -----     ------
 Ratios to Average Net Assets:
      Expenses (2)                                       0.60%(3)            0.50%       0.50%       0.40%      0.46%(3)
      Net Investment Income                              4.75%(3)            5.08%       4.81%       5.25%      5.65%(3)
 Total Return                                            5.05%               6.31%       3.42%      11.80%      5.27%
 Portfolio Turnover Rate                                30.09%              31.55%      13.47%       7.82%     15.24%
 Net Assets at the End of Period (000's Omitted)       $25,781             $25,525     $26,310     $16,518    $1,968

          (1)  The Fund commenced operations on December 5, 1991.

          (2) During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:

                   1.38%(3)       1.40%     1.44%     1.98%     6.83%(3)

          (3)  Annualized.

3. INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE


     The investment objective of the Fund is to provide shareholders with a high level of current income exempt from both Federal and Maine state income taxes (other than the alternative minimum tax), without assuming undue risk. Except during periods when the Fund assumes a temporary defensive position, the Fund will invest at least 80% of its total assets in securities the interest on which is exempt from Federal and Maine income tax. There can be no assurance that the Fund will achieve its investment objective. The Fund may seek to achieve its objective by holding, as its only investment securities, the securities of an investment company having substantially the same investment objective and policies as the Fund. "Other Information -- Fund Structure." Additional information concerning the investment policies of the Fund, including additional fundamental policies, is contained in the SAI.


INVESTMENT POLICIES

     The Fund pursues its objective by investing principally in investment grade debt obligations issued by the state of Maine and its political subdivisions, duly constituted authorities and corporations. These securities are generally known as "municipal securities" and include municipal bonds, notes and leases. It is anticipated that under normal circumstances substantially all of the Fund's assets will be invested in municipal securities the interest income from which is exempt from Federal income taxes and Maine state personal income taxes (except when received by a shareholder in a taxable year for which the shareholder will be subject, for Federal or Maine income tax purposes, to the alternative minimum tax ("AMT")).

     GENERAL. The market value of the municipal securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, a decline in interest rates produces an increase in market value, while an increase in interest rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The possibility exists, therefore, that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may be materially impaired.

     The yields of municipal securities depend on, among other things, conditions in the municipal securities market and fixed income markets generally, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Maine municipal securities may have yields slightly less than the municipal obligations of issuers located in other states because of the Maine state tax exemption on Maine issues.

     In general, the longer the maturity of a municipal security, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a municipal security. The average maturity of the Fund's portfolio will vary depending on anticipated market conditions. It is anticipated, however, that the average weighted maturity of all municipal securities in the Fund will normally range between five and 15 years.

     Municipal securities also include securities issued by Puerto Rico, other United States territories or possessions and their subdivisions, authorities and corporations the income from which is not subject to Federal or Maine State income tax. No more than 25% of the Fund's total assets may be invested in issuers located in any territory or possession of the United States.

     Under current Federal tax law, a distinction is drawn between municipal securities issued after August 7, 1986 to finance certain "private activities" and other municipal securities. Private activity securities include securities issued to finance such projects as certain solid waste disposal facilities, student loan programs, and water and sewage projects. Interest income from certain of these securities is subject to the Federal AMT and similar treatment may apply for Maine AMT purposes. See "Dividends and Tax

Matters." Because interest income on securities subject to the Federal AMT is taxable to certain investors, it is expected, although there can be no guarantee, that these municipal securities generally will provide somewhat higher yields than other municipal securities of comparable quality and maturity that are not subject to the AMT.

     CREDIT MATTERS. Normally, at least 80% of the Fund's total assets will be invested in municipal bonds rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa), Standard & Poor's Corporation ("S&P") (AAA, AA, A and BBB) or Fitch Investors Services, Inc. ("Fitch") (AAA, AA, A and BBB) or which are unrated and determined by the Adviser to be of comparable quality. Securities in these ratings are generally considered to be investment grade securities, although Moody's indicates that municipal securities rated Baa have speculative characteristics. Unrated securities may not be as actively traded as rated securities. A further description of the ratings used by Moody's, S&P and Fitch is included in the SAI. The Fund may invest up to 20% of its total assets in municipal bonds rated in the fifth or sixth highest rating category by an NRSRO or which are unrated and determined by the Adviser to be of comparable quality. These securities are not considered to be investment grade and have speculative or predominantly speculative characteristics. The Fund only invests in municipal notes and other short-term municipal obligations in the two highest rating categories assigned by an NRSRO or which are unrated and determined by the Adviser to be of comparable quality. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Advisor to be of comparable quality) only if the Adviser determines that retaining the security is in the best interests of the Fund.

     A non-rated municipal security will be considered for investment by the Fund when the Adviser believes that the financial condition of the issuer of the obligation and the protection afforded by the terms of the obligation limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest. During its last fiscal year, the Fund had 96% of its average annual assets in municipal securities rated by Moody's or S&P and 4% of its average annual assets in unrated investments, including cash and short-term cash equivalents which are often unrated. During that year ended March 31, 1995, the Fund had the following percentages of its average annual net assets invested in rated securities: Aaa/AAA-32.9%, Aa/AA-35.2%, A/A-21.8%, Baa/BBB-5.6%. For this purpose, securities with different ratings from Moody's and S&P were assigned the higher rating. This information reflects the average month end composition of the Fund's assets for the Fund's last fiscal year and is not necessarily representative of the Fund as of the end of last year, the current fiscal year or any other time.

     MUNICIPAL BONDS. Municipal bonds, which are intended to meet longer term capital needs, can be classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by a municipality's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are generally payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds also include private activity bonds ("PABs"), which are bonds issued by or on behalf of public authorities to finance various privately operated facilities. PABs are in most cases revenue bonds. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for payment. The Fund will acquire only PABs whose interest payments, in the opinion of the issuer's counsel, are exempt from Federal and Maine state income taxation (other than the AMT).

     MUNICIPAL NOTES AND LEASES. Municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill short-term capital needs and generally have original maturities of 397 days or less. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Municipal leases and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the government issuer) are a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of long-term debt. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds or notes as described in the SAI.

     VARIABLE AND FLOATING RATE SECURITIES. The securities in which the Fund invests may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Fund to maintain a stable net asset value. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by the Fund may be tied to various rates of interest or index.

     There may not be an active secondary market for certain floating or variable rate instruments, which could make it difficult for the Fund to dispose of an instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to an instrument. The Adviser monitors the liquidity of the Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

     PARTICIPATION INTERESTS. The Fund may purchase participation interests in municipal securities that are owned by banks or other financial institutions. Participation interests carry a demand feature backed by a letter of credit or guarantee of the bank or institution permitting the holder to tender them back to the bank or other institution. The Fund will only purchase participation interests from Federal Deposit Insurance Corporation insured banks having total assets of more than one billion dollars or from other financial institutions whose long-term debt securities are rated within the four highest rating categories of an NRSRO or which are unrated and determined by the Adviser to be of comparable quality. Prior to purchasing any participation interest, the Fund will obtain appropriate assurances from counsel retained by the Trust that the interest earned by the Fund from the obligations in which it holds participation interests is exempt from Federal income tax.

     STAND-BY COMMITMENTS. The Fund may purchase municipal securities together with the right to resell them to the seller at an agreed upon price or yield within specified periods prior to their maturity dates. These rights to resell are commonly known as "stand-by commitments." The aggregate price which the Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit the Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. The Fund will enter into stand-by commitments only with banks or municipal securities dealers that in the opinion of the Adviser present minimal credit risks. The value of a stand-by commitment is dependent on the ability of the writer to meet its repurchase obligation.

CERTAIN RISK FACTORS

     GEOGRAPHIC CONCENTRATION. Because the Fund invests principally in Maine municipal securities, the Fund is more susceptible to factors adversely affecting issuers of those municipal securities than would be a comparable municipal securities portfolio having a lesser degree of geographic concentration. These risks arise from the financial condition of the state of Maine and its political subdivisions. To the extent state or local governmental entities are unable to meet their financial obligations, the income derived by the Fund, its ability to preserve or realize appreciation of its portfolio assets or its liquidity could be impaired.

     To the extent the Fund's investments are primarily concentrated in issuers located in Maine, the value of the Fund's shares may be especially affected by factors pertaining to Maine's economy and other factors specifically affecting the ability of issuers in Maine to meet their obligations. As a result, the value of the Fund's assets may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county or local governments and quasi-governmental agencies to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within the state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of Federal, state and local aid to governmental issuers may also affect their ability to meet obligations. Payments of principal of and interest on private activity securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political or demographic conditions in the state.

     DIVERSIFICATION MATTERS. The Fund is non-diversified, which means that it has greater latitude than a diversified fund with respect to the investment of its assets in the securities of a relatively few municipal issuers. As a non-diversified portfolio, the Fund may present greater risks than a diversified fund. The Fund's diversification requirements provide that, as of the last day of each fiscal quarter, with respect to 50% of its assets, the Fund may not own the securities of a single issuer, other than a U.S. Government security, with a value of more than 5% of the Fund's total assets. Except for U.S. Government securities, no more than 25% of the total assets of the Fund may be invested in securities of any one issuer. These limitations do not apply to securities of an issuer payable solely from the proceeds of escrowed U.S. Government securities. The Fund will be subject to a greater risk of loss if an issuer in which the Fund invests a substantial amount of its assets is unable to make interest or principal payments or if the market value of securities declines.

INFORMATION CONCERNING THE STATE OF MAINE. In 1991, citing declines in key financial indicators and continued softness in the Maine economy, S&P lowered its credit rating for Maine general obligations from AAA to AA+, and at the same time lowered its credit rating on bonds issued by the Maine Municipal Bond Bank and the Maine Court Facilities Authority, and on State of Maine Certificates of Participation for highway equipment from AA to A+. In August 1993, citing the "effects of protracted economic slowdown and the expectation that Maine's economy will not soon return to the pattern of robust growth evident in the mid-1980s," Moody's lowered its credit rating for Maine general obligations from Aa1 to Aa. At the same time, Moody's lowered from Aa1 to Aa the ratings assigned to state-guaranteed bonds of the Maine School Building Authority and the Finance Authority of Maine, and confirmed at A1 the ratings assigned to the bonds of the Maine Court Facilities Authority and State of Maine Certificates of Participation. There can be no assurance that Maine general obligations or the securities of any Maine political subdivision, authority or corporation owned by the Fund will be rated in any category or will not be downgraded by an NRSRO. Further information concerning the State of Maine is contained in the SAI.

ADDITIONAL INVESTMENT POLICIES

     All investment policies of the Fund that are designated as fundamental, and the Fund's investment objective, may not be changed without approval of the holders of a majority of the Fund's outstanding voting securities. A majority of the Fund's outstanding voting securities means the lesser of 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the shares are present or represented, or more than 50% of the outstanding shares of the Fund. Except as otherwise indicated, investment policies of the Fund are not fundamental and may be changed by the Board of Directors of the Trust (the "Board") without shareholder approval. A further description of the Fund's investment policies is contained in the SAI.

     The Fund may borrow money for temporary or emergency purposes (including the meeting of redemption requests), but not in excess of 33 1/3% of the value of the Fund's total assets. Borrowing for purposes other than meeting redemption requests may not exceed 5% of the value of the Fund's total assets. The Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements not entitling the Fund to the payment of principal within seven days. The Fund may hold cash pending investment and may invest up to 10% of its total assets in money market mutual funds that invest in municipal securities exempt from Federal income taxes. In the future, the Fund may enter repurchase agreements, which are transactions in which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later, and may lend its securities to other persons.

     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within three months after the transaction. The Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities.

     During the period between a commitment and settlement, no payment is made for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. However, at the time the Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including price fluctuation. Failure by the other party to deliver or pay for a security purchased or sold by the Fund may result in a loss or a missed opportunity to make an alternative investment. Any significant commitment of the Fund's assets committed to the purchase of securities on a when-issued or forward commitment basis may increase the volatility of its net asset value.

     The use of when-issued transactions and forward commitments may enable the Fund to hedge against anticipated changes in interest rates and prices. If the Adviser were to forecast incorrectly the direction of interest rate movements, however, the Fund might be required to complete these transactions at prices inferior to the current market values. No when-issued or forward commitments will be made by the Fund if, as a result, more than 15% of the value of the Fund's total assets would be committed to such transactions.

     The Fund's use of when-issued securities and forward commitments entails certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, the Fund might suffer a loss. The Adviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when it believes the counterparties present minimal credit risks and the income to be earned from the transaction justifies the attendant risks.

     TEMPORARY DEFENSIVE POSITION. The Fund may invest up to 20% of its net assets in cash or cash equivalents. In addition, when business or financial conditions warrant, for example, when issues of sufficient quality and liquidity are not available, the Fund may assume a temporary defensive position and invest all or part of its assets in cash or prime quality cash equivalents, including
(i) short-term U.S. Government securities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States, (iii) commercial paper, (iv) repurchase agreements covering any of the securities in which the Fund may invest directly and (v) to the extent permitted by the Investment Company Act of 1940, money market mutual funds. During periods when and to the extent that the Fund has assumed a temporary defensive position, it will not be pursuing its investment objective.

     PORTFOLIO TURNOVER. The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on market conditions. From time to time the Fund may engage in active short-term trading to benefit from yield disparities among different issues of debt securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This type of trading will increase the Fund's portfolio turnover rate and transaction costs and may increase the Fund's capital gains, which are not tax-exempt when distributed to shareholders. The Adviser weighs the anticipated benefits of short-term investments against these consequences. The Fund's portfolio turnover rate is reported under "Financial Highlights."

4.   MANAGEMENT

     The business of the Trust is managed under the direction of the Board of Directors. The Board formulates the general policies of the Fund and meets periodically to review the results of the Fund, monitor investment activities and practices and discuss other matters affecting the Fund and the Trust.

MANAGER AND DISTRIBUTOR

     Subject to the Supervision of the Board, Forum supervises the overall management of the Fund. Forum, the Adviser and the Transfer Agent are members of the Forum Financial Group of companies and together provide a full range of services to the investment trust and financial services industry. As of the date hereof Forum acted as manager and distributor of registered investment companies and collective trust funds with assets of approximately $9.2 billion. Forum, whose address is 61 Broadway, New York, New York 10006, is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc. As of the date of this Prospectus, Forum, the Adviser and the Transfer Agent were controlled by John Y. Keffer, President and Chairman of the Trust.

     Under its management agreement with the Trust, Forum supervises all aspects of the Fund's operations, including the receipt of services for which the Trust is obligated to pay, provides the Trust with general office facilities and provides, at the Trust's expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Trust. Those officers, as well as certain other employees and Directors of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) Forum and its affiliates. For these services and facilities, Forum receives with respect to the Fund a management fee at an annual rate of 0.30% of the Fund's average daily net assets.

     Forum also acts as the distributor of shares of the Fund and pursuant to a distribution agreement with the Trust Forum receives, and may reallow to certain financial institutions, the sales charge paid by the purchasers of the Fund's shares. See "Purchases and Redemptions of Shares - Sales Charges."

ADVISER

     Forum Advisors, Inc. serves as the investment adviser of the Fund. Subject to the general supervision of the Board, the Adviser makes investment decisions for the Fund. For its services, the Adviser receives an advisory fee at an annual rate of 0.40% of the Fund's average daily net assets. The Adviser was incorporated under the laws of Delaware in 1987 and is registered under the Investment Advisers Act of 1940.

     Leslie C. Berthy, Managing Director of the Adviser since 1989, is primarily responsible for the day-to-day management of the Fund's portfolios and has been since the Fund's inception. Prior to his association with the Adviser, Mr. Berthy was Managing Director and Co-Chief Executive Officer of Irwin Union Capital Corp., an affiliate of Irwin Union Bank & Trust Co.

SHAREHOLDER SERVICING

     Shareholder inquiries and communications concerning the Fund may be directed to the Transfer Agent. The Transfer Agent acts as the Fund's transfer agent and dividend disbursing agent. The Transfer Agent maintains an account for each shareholder of the Fund (unless such accounts are maintained by sub-transfer agents or processing agents) and performs other transfer agency and shareholder related functions. For its services, the Transfer Agent receives a fee at an annual rate of 0.25% of the Fund's average daily net assets.

     The Transfer Agent is authorized to subcontract any or all of its functions to one or more qualified sub-transfer agents or processing agents, which may be processing organizations (as described under "Purchases and Redemptions of Shares - Purchases and Redemptions Through Financial Institutions"), Forum or affiliates of Forum, who agree to comply with the terms of the Transfer Agency Agreement. The Transfer Agent may pay those agents for their services, but no such payment will increase the Transfer Agent's compensation from the Trust. In addition, the Transfer Agent performs portfolio accounting services for the Fund, including determination of the Fund's net asset value per share, pursuant to a separate agreement with the Trust.

EXPENSES OF THE TRUST

     The Fund's expenses comprise Trust expenses attributable to the Fund, which are charged to the Fund, and expenses not attributable to a particular fund of the Trust, which are allocated among the Fund and all other funds of the Trust in proportion to their average net assets. Subject to the obligation of the Adviser to reimburse the Trust for certain excess expenses of the Fund, the Trust pays for all of its expenses. The Adviser, Forum and the Transfer Agent, in their sole discretion, may waive all or any portion of their respective fees, which are accrued daily and paid monthly. Any such waiver, which could be discontinued at any time, would have the effect of increasing the Fund's performance for the period during which the waiver was in effect and would not be recouped at a later date.

5. PURCHASES AND REDEMPTIONS
   OF SHARES

GENERAL INFORMATION

     Investments in the Fund may be made either by an investor directly or through certain brokers and financial institutions of which the investor is a customer. All transactions in Fund shares are effected through the Transfer Agent, which accepts orders for purchases and redemptions from shareholders of record and new investors. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders and to charge a fee for certain shareholder services, although no such fees are currently contemplated.

     PURCHASES. Fund shares are sold at a price equal to their net asset value plus any applicable sales charge on all weekdays except customary national business holidays and Good Friday ("Fund Business Day"). Fund shares are issued immediately following the next determination of net asset value made after an order for the shares in proper form is accepted by the Transfer Agent. The Fund's net asset value is calculated at 4:00 p.m., Eastern time on each Fund Business Day. Fund shares become entitled to receive dividends on the next Fund Business Day after the investor's funds are converted to funds on deposit at a Federal Reserve Bank ("Federal Funds"), which for purchase orders by check is the second Fund Business Day after receipt of the check and acceptance of the order. Payment in the form of a bank wire will be treated as a Federal Funds payment received at the time the wire is received.

     The Fund reserves the right to reject any subscription for the purchase of its shares. Stock certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares.

     REDEMPTIONS. Fund shares may be redeemed without charge at their net asset value on any Fund Business Day. There is no minimum period of investment and no restriction on the frequency of redemptions. Fund shares are redeemed as of the next determination of the Fund's net asset value following acceptance by the Transfer Agent of the redemption order in proper form (and any supporting documentation which the Transfer Agent may require). Shares redeemed are not entitled to receive dividends declared after the day on which the redemption becomes effective.

     Normally, redemption proceeds are paid immediately following, but in no event later than seven days following, acceptance of a redemption order. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check used for investment has been cleared by the shareholder's bank, which may take up to 15 calendar days. This delay may be avoided by investing through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. The right of redemption may not be suspended nor the payment dates postponed except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings or under any emergency or other circumstance as determined by the Securities and Exchange Commission.

     Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. The Trust will only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

     The Trust employs reasonable procedures to insure that telephone orders are genuine (which include recording certain transactions and the use of shareholder security codes) and, if it does not, may be liable for any losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent.

     Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account with an aggregate net asset value of less than $1,000. The Trust will not redeem accounts that fall below that amount solely as a result of a reduction in net asset value.

PURCHASE AND REDEMPTION PROCEDURES

     The following purchase and redemption procedures and shareholder services apply to investors who invest in the Fund directly. These investors may obtain the account application necessary to open an account by writing the Transfer Agent at the address on the cover page of this prospectus. For those shareholder services not referenced on the account application and to change information on a shareholder's account (such as addresses), investors or existing shareholders should request an optional services form from the Transfer Agent.

INITIAL PURCHASE OF SHARES

     There is a $5,000 minimum for initial investments in the Fund.

     BY MAIL. Investors may send a check made payable to the Trust along with a completed account application to the Fund at the address on the cover page of this Prospectus. Checks are accepted at full value subject to collection. If a check does not clear, the purchase order will be cancelled and the investor will be liable for any losses or fees incurred by the Trust, the Transfer Agent or Forum.

     BY BANK WIRE. To make an initial investment in the Fund using the wire system for transmittal of money among banks, an investor should first telephone the Trust at (207) 879-0001 to obtain an account number. The investor should then instruct a member commercial bank to wire the investor's money immediately to:
     First National Bank of Boston
     Boston, Massachusetts
     ABA# 011000390
     For Credit To:  Forum Financial Corp.
     Account #:  541-54171
       Re:  Maine Municipal Bond Fund
       Account #:
       Account Name:

     The investor should then promptly complete and mail the account application. Any investor planning to wire funds should instruct a bank early in the day so the wire transfer can be accomplished the same day.

SUBSEQUENT PURCHASES OF SHARES

     There is a $500 minimum for subsequent purchases. Subsequent purchases may be made by mailing a check or by sending a bank wire as indicated above. Shareholders using the wire system for purchase should first telephone the Trust at (207) 879-0001 to notify it of the wire transfer. All payments should clearly indicate the shareholder's name and account number.

     Shareholders may purchase Fund shares at regular, preselected intervals by authorizing the automatic transfer of funds from a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. Under the program, existing shareholders may authorize amounts of $250 or more to be debited from their bank account and invested in the Fund monthly or quarterly. Shareholders may terminate their automatic investments or change the amount to be invested at any time by written notification to the Transfer Agent.

REDEMPTION OF SHARES

     Shareholders that wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.

     BY MAIL. Shareholders may make a redemption in any amount by sending a written request to the Transfer Agent accompanied by any stock certificate that may have been issued to the shareholder. All written requests for redemption must be signed by the shareholder with signature guaranteed and all certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed.

     BY TELEPHONE. A shareholder that has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at (207) 879-0001 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Fund will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds.

     BY BANK WIRE. For redemptions of more than $5,000, a shareholder that has elected wire redemption privileges may request the Fund to transmit the redemption proceeds by Federal Funds wire to a bank account designated on the shareholder's account application. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day after the redemption request in proper form is received by the Transfer Agent.

     AUTOMATIC REDEMPTIONS. Shareholders may redeem Fund shares at regular, preselected intervals by authorizing the automatic redemption of shares from their Fund account. Redemption proceeds will be sent either by check or by automatic transfer to a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. Under this program, shareholders may authorize the redemption of shares in amounts of $250 or more from their account monthly or quarterly. Shareholders may terminate their automatic redemptions or change the amount to be redeemed at any time by written notification to the Transfer Agent.

     SIGNATURE GUARANTEES. A signature guarantee is required for any written redemption request and for any endorsement on a stock certificate. In addition, a signature guarantee also is required for instructions to change a shareholder's record name or address, designated bank account for wire redemptions or automatic investment or redemption, dividend election, telephone redemption or exchange option election or any other option election in connection with the shareholder's account. Signature guarantees may be provided by any eligible institution, including a bank, a broker, a dealer, a national securities exchange, a credit union, or a savings association that is authorized to guarantee signatures, acceptable to the Transfer Agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

EXCHANGES

     Fund shareholders are entitled to exchange their shares for shares of any other fund of the Trust or any other fund that participates in the exchange program and whose shares are eligible for sale in the shareholder's state of residence. Exchanges may only be made between accounts registered in the same name. A completed account application must be submitted to open a new account in the Fund through an exchange if the shareholder requests any shareholder privilege not associated with the existing account. Exchanges are subject to the fees charged by, and the restrictions listed in the prospectus for, the fund into which a shareholder is exchanging, including minimum investment requirements. The Fund does not charge for exchanges and there is currently no limit on the number of exchanges a shareholder may make.

     The Trust (and Federal tax law) treats an exchange as a redemption of the shares owned and the purchase of the shares of the fund being acquired. Redemptions and purchases are effected at the respective net asset values of the two funds as next determined following receipt of proper instructions and all necessary supporting documents by the fund whose shares are being exchanged.

     If a shareholder exchanges into a fund that imposes a sales charge, that shareholder is required to pay the difference between that fund's sales charge and any sales charge the shareholder has previously paid in connection with the shares being exchanged. For example, if a shareholder paid a 2% sales charge in connection with the purchase of the shares of a fund and then exchanged those shares into another fund with a 3% sales charge, that shareholder would pay an additional 1% sales charge on the exchange. Shares acquired through the reinvestment of dividends and distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid. The exchange privilege may be modified materially or terminated by the Trust at any time upon 60 days' notice to shareholders.

     BY MAIL. Exchanges may be accomplished by written instructions to the Transfer Agent accompanied by any stock certificate that may have been issued to the shareholder. All written requests for exchanges must be signed by the shareholder (a signature guarantee is not required) and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed.

     BY TELEPHONE. Exchanges may be accomplished by telephone by any shareholder that has elected telephone exchange privileges by calling the Transfer Agent at (207) 879-0001 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number.

PURCHASES AND REDEMPTIONS THROUGH
FINANCIAL INSTITUTIONS

     Shares may be purchased and redeemed through certain brokers, banks and other financial institutions ("Processing Organizations"), including affiliates of the Transfer Agent. Processing Organizations may receive as a dealer's reallowance a portion of the sales charge paid by their customers who purchase Fund shares. In addition, Processing Organizations may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. The Trust is not responsible for the failure of any institution to promptly forward these requests.

     Investors who purchase shares will be subject to the procedures of their Processing Organization, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in the Fund directly. These investors should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. Customers who purchase Fund shares through a Processing Organization may or may not be the shareholder of record and, subject to their institution's and the Fund's procedures, may have Fund shares transferred into their name. There is typically a three day settlement period for purchases and redemptions through broker-dealers. Certain other Processing Organizations may enter purchase orders with payment to follow.

Certain shareholder services may not be available to shareholders who have purchased shares through a Processing Organization. These shareholders should contact their Processing Organization for further information. The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with such confirmations and periodic statements as may be required by law or agreed to between the Processing Organization and its customers.

SALES CHARGES

     The public offering price for shares of the Fund is the sum of the net asset value of the shares being purchased plus any applicable sales charge. No sales charge is assessed on the reinvestment of dividends or other distributions. The sales charge is assessed as follows (net asset value percentages are rounded to the nearest one-hundredth percent):


                          SALES CHARGE
                             AS % OF
                         PUBLIC     NET
                        OFFERING   ASSET    DEALERS'
AMOUNT OF PURCHASE       PRICE     VALUE* REALLOWANCE

less than $100,000       3.75%     3.90%     3.25%
$100,000 but less
  than $200,000          3.25      3.36      2.85
$200,000 but less
  than $400,000          2.50      2.56      2.20
$400,000 but less
  than $600,000          2.00      2.04      1.75
$600,000 but less
  than $800,000          1.50      1.52      1.25
$800,000 but less
  than $1,000,000        1.00      1.01      0.75
$1,000,000
  and up                 0.50      0.50      0.40

  *Rounded to the nearest one-hundredth percent.


     Forum's commission is the sales charge shown above less any applicable discount reallowed to selected brokers and dealers (including banks and bank affiliates purchasing shares as principal or agent). Normally, Forum will reallow discounts to selected brokers and dealers in the amounts indicated in the table above. From time to time, however, Forum may elect to reallow the entire sales charge to selected brokers or dealers for all sales with respect to which orders are placed with Forum during a particular period. The dealers' reallowance may be changed from time to time.

     No sales charge will be assessed on purchases made for investment purposes by: (a) any bank, trust company, savings association or similar institution with whom Forum has entered into a share purchase agreement acting on behalf of the institution's fiduciary customer accounts or any account maintained by its trust department; (b) any registered investment adviser with whom Forum has entered into a share purchase agreement and which is acting on behalf of its fiduciary customer accounts; (c) directors and officers of the Trust; directors, officers and full-time employees of the Adviser, Forum, any of their affiliates or any organization with which Forum has entered into a selected dealer or processing agent agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; any trust for the benefit of any such person or relative; or the estate of any such person or relative; and (d) any person who has, within the preceding 90 days, redeemed Fund shares (but only on purchases in amounts not exceeding the redeemed amounts) and completes a reinstatement form upon investment. Any shares so purchased may not be resold except to the Fund.

REDUCED SALES CHARGES

     For an investor to qualify for one of the following types of reduced sales charges, the investor must notify the Transfer Agent at the time of purchase. Reduced sales charges may be modified or terminated at any time and are subject to confirmation of an investor's holdings.

     RIGHTS OF ACCUMULATION. An investor's purchase of additional shares of the Fund may qualify for rights of accumulation ("ROA") wherein the applicable sales charge will be based on the total of the investor's current purchase and the net asset value (at the end of the previous Fund Business Day) of all Fund shares held by the investor. For example, if an investor owned shares of the Fund worth $400,000 at the then current net asset value and purchased shares of the Fund worth an additional $50,000, the sales charge for the $50,000 purchase would be at the 2% rate applicable to a single $450,000 purchase, rather than at the 3.75% rate. To qualify for ROA on a purchase, the investor must inform the Transfer Agent and supply sufficient information to verify that each purchase qualifies for the privilege or discount.

     LETTER OF INTENT. Investors may also obtain reduced sales charges based on cumulative purchases by means of a written Letter of Intent ("LOI"), which expresses the investor's intention to invest $100,000 or more within a period of 13 months in shares of the Fund. Each purchase of shares under a LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI.

     An LOI is not a binding obligation upon the investor to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the LOI will be held subject to a registered pledge (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased within 13 months. Pledged shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the shares will be released from pledge. Share certificates are not issued for shares purchased under an LOI. Investors wishing to enter into an LOI can obtain a form of LOI from their broker or financial institution or by contacting the Transfer Agent.

6. DIVIDENDS AND TAX MATTERS

DIVIDENDS

     Dividends of the Fund's net investment income are declared daily and paid monthly. Dividends of net capital gain, if any, realized by the Fund are distributed annually.

     Shareholders may have all dividends reinvested in additional shares of the Fund or received in cash. In addition, shareholders may have dividends of net capital gain reinvested in additional shares of the Fund and dividends of net investment income paid in cash. All dividends are treated in the same manner for Federal income tax purposes whether received in cash or reinvested in shares of the Fund.

     All dividends will be reinvested at the Fund's net asset value as of the payment date of the dividend. All dividends are reinvested unless another option is selected. All dividends not reinvested will be paid to the shareholder in cash and may be paid more than seven days following the date on which dividends would otherwise be reinvested.

TAXES

     The Fund intends to continue to qualify for each fiscal year to be taxed as a "regulated investment trust" under the Internal Revenue Code of 1986. As such, the Fund will not be liable for Federal income taxes on the net investment income and net capital gain distributed to its shareholders. Because the Fund intends to distribute all of its net investment income and net capital gain each year, the Fund should avoid all Federal income and excise taxes.

     DIVIDENDS OF TAX-EXEMPT INTEREST AND RELATED MATTERS. Shareholders generally will not be subject to Federal income tax on dividends paid by the Fund out of tax-exempt interest income earned by the Fund ("exempt-interest dividends"), assuming certain requirements are met by the Fund. Substantially all of the dividends paid by the Fund are anticipated to be exempt from Federal income taxes and from Maine personal income tax. However, exempt-interest dividends paid by the Fund to shareholders that are financial institutions are subject to the Maine franchise tax.

     Persons who are "substantial users" or "related persons" thereof of facilities financed by private activity bonds held by the Fund may be subject to Federal income tax on their pro rata share of the interest income from these bonds and should consult their tax advisors before purchasing shares of the Fund. Under current Federal tax law, interest on certain private activity bonds is treated as an item of tax preference for purposes of the Federal AMT imposed on individuals and corporations. In addition, interest on all tax-exempt obligations is included in the "adjusted current earnings" of corporations for Federal AMT purposes. The Maine AMT is based in part on Federal AMT income.

     OTHER DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund out of its taxable net investment income (including any realized net short-term capital gain) are taxable to shareholders as ordinary income. Distributions by the Fund of realized net long-term capital gain, if any, are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder may have held shares in the Fund. If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares and will be treated as long-term capital loss to the extent of any long-term capital gain distribution received on those shares.

     Any capital gain distribution received by a shareholder reduces the net asset value of the shareholder's shares by the amount of the distribution. To the extent that capital gain was accrued by the Fund before the shareholder purchased the shares, the distribution would be in effect a return of capital to the shareholder. Capital gain distributions, including those that operate as a return of capital, however, are taxable to the shareholder receiving them.

     OTHER TAX MATTERS. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund generally is not deductible for Federal income tax purposes.

     The Fund may be required by Federal law to withhold 31% of reportable payments (which may include taxable dividends, capital gain distributions and redemption proceeds) paid to individuals and certain other non-corporate shareholders. Withholding is not required if a shareholder certifies that the shareholder's social security or tax identification number provided to the Fund is correct and that the shareholder is not subject to backup withholding.

     Reports containing appropriate information with respect to the Federal income tax status of dividends and distributions paid during the year by the Fund will be mailed to shareholders shortly after the close of each year. This includes a statement advising each shareholder of the portion of total dividends paid into the shareholder's account that is exempt from Federal income tax and that is derived from Maine municipal securities and from other sources. These portions are determined for the entire year and on a monthly basis and, thus, are an annual or monthly average, rather than a day-by-day determination for each shareholder.

TAX-FREE INCOME VS. TAXABLE INCOME

     The table below shows approximate equivalent taxable and tax-free yields at various approximate combined marginal Federal and Maine tax bracket rates. For example, an investor in the 33% combined tax bracket for 1995 whose investments earn a 5% tax-free yield would have to earn a 7.97% taxable yield to receive the same benefit from a non-tax-exempt investment.

                         1995 COMBINED FEDERAL AND MAINE
                           TAXABLE VS. TAX-FREE YIELDS

     Combined
     Marginal
   Federal and                    A Tax-Free Yield of
      Maine            4.0%       4.5%      5.0%      5.5%      6.0%
   Tax Bracket        equals a taxable yield of approximately
      45%             7.24%      8.14%     9.05%     9.95%    10.86%
      37%             6.34%      7.13%     7.92%     8.71%     9.50%
      33%             5.97%      6.72%     7.47%     8.21%     8.96%
      19%             4.93%      5.54%     6.16%     6.78%     7.39%

     The yields listed are for illustration only and are not necessarily representative of the Fund's yield. Although the Fund primarily invests in securities the interest from which is exempt from both Federal and Maine state income taxes, some of the Fund's investments may generate taxable income. An investor's tax bracket will depend upon the investor's taxable income. The figures set forth above do not reflect the Federal or Maine alternative minimum taxes or any state or local income taxes other than Maine state personal income taxes.

     The foregoing is only a summary of some of the important Federal and Maine tax considerations generally affecting the Fund and its shareholders. There may be other Federal, state or local tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisors.

7. OTHER INFORMATION

PERFORMANCE INFORMATION

     The Fund's performance may be quoted in advertising in terms of yield or total return. Both types are based on historical results and are not intended to indicate future performance. The Fund's yield is a way of showing the rate of income earned by the Fund as a percentage of the Fund's share price. Yield is calculated by dividing the net investment income of the Fund for the stated period by the average number of shares entitled to receive dividends and expressing the result as an annualized percentage rate based on the Fund's share price at the end of the period. The Fund may also quote tax equivalent yields, which show the taxable yields a shareholder would have to earn to equal the Fund's tax-free yields after taxes. A tax equivalent yield is calculated by dividing the Fund's tax-free yield by one minus a stated Federal, state or combined Federal and state tax rate. Total return refers to the average annual compounded rates of return over some representative period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, after giving effect to the reinvestment of all dividends and distributions and deductions of expenses during the period. The Fund also may advertise its total return over different periods of time on a before-tax or after-tax basis or by means of aggregate, average, year by year, or other types of total return figures. Because average annual returns tend to smooth out variations in the Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results.

     The Fund's advertisements may reference ratings and rankings among similar funds by independent evaluators such as Morningstar, Lipper Analytical Services, Inc. or IBC/Donoghue, Inc. In addition, the performance of the Fund may be compared to recognized indices of market performance. The comparative material found in the Fund's advertisements, sales literature or reports to shareholders may contain performance ratings. These are not to be considered representative or indicative of future performance.

BANKING LAW MATTERS

     Banking laws and regulations generally permit a bank or bank affiliate to purchase shares of an investment Trust as agent for and upon the order of a customer and in the view of Forum would permit a bank or bank affiliate to serve as a Processing Organization or perform sub-transfer agent or similar services for the Trust and its shareholders. If a bank or bank affiliate were prohibited from performing all or a part of the foregoing services, its shareholder customers would be permitted to remain shareholders of the Trust and alternative means for continuing to service them would be sought. It is not expected that shareholders would suffer adverse financial consequences as a result of any changes in bank or bank affiliate service arrangements.

DETERMINATION OF NET ASSET VALUE

     The Trust determines the net asset value per share of the Fund as of 4:00 p.m., Eastern time, on each Fund Business Day by dividing the value of the Fund's net assets (I.E., the value of its portfolio securities and other assets less its liabilities) by the number of the Fund's shares outstanding at the time the determination is made. Securities owned by the Fund for which market quotations are readily available are valued at current market value, or, in their absence, at fair value as determined by the Board.


THE TRUST AND ITS SHARES

     The Trust was organized in Delaware on August 29, 1995; the Trust's succeeded to the assets and liabilities of Forum Funds, Inc. on January 5, 1996. Forum Funds, Inc. was incorporated on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. The Board has the authority to issue an unlimited number of shares of beneficial interest of separate series with no par value per share and to create separate classes of shares within each series. There are currently seven other series of the Trust.

     Shares issued by the Trust have no conversion, subscription or preemptive rights. Shareholders of the Fund have equal and exclusive rights to dividends and distributions declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. Voting rights are not cumulative and, with respect to matters not affecting all funds of the Trust, generally only shareholders of the affected series may vote. The Trust is not required to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by law. Shareholders have available certain procedures for the removal of Trustees.

FUND STRUCTURE

     The Fund may seek to achieve its objective by investing all of its investable assets in a separate portfolio of a registered, open-end management investment company with substantially the same investment objective and
policies as the Fund.   This "Core and Gateway" fund structure is an arrangement
whereby one or more investment companies or other collective investment vehicles that share investment objectives -- but offer their shares through distinct distribution channels -- pool their assets by investing in a single investment company having substantially the same investment objective and policies (a "Core Portfolio"). This means that the only investment securities that will be held by the Fund will be the Fund's interest in the Core Portfolio. This structure would permit other collective investment vehicles to invest collectively in a Core Portfolio, allowing for greater economies of scale in managing operations of the single Core Portfolio. In the event the Fund invested all of its assets in a Core Portfolio, its methods of operation and shareholder services would not be materially affected by its investment in a corresponding Core Portfolio, except that the assets of the Fund may be managed as part of a larger pool. If the Fund invested all of its assets in a Core Portfolio, it would hold only investment securities issued by the Core Portfolio; the Core Portfolio would directly invest in individual securities of other issuers. The Fund would otherwise continue its normal operation. The Board would retain the right to withdraw the Fund's investments from the Core Portfolio at any time; the Fund would then resume investing directly in individual securities of other issuers or could re-invest all of its assets in another Core Portfolio.

     The Board will authorize investing the Fund's assets in a Core Portfolio only if it first determines that pooling is in the best interests of the Fund and its shareholders. In determining whether to invest in a Core Portfolio, the Board will consider, among other things, the opportunity to reduce costs and achieve operational efficiencies. The Board will not authorize investment in a Core Portfolio if it would materially increase costs to the Fund's shareholders, unless, of course, there were perceived to be a corresponding increase in benefits to shareholders.

     Like the Fund, a Core Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Core Portfolio will be entitled to vote in proportion to the relative value of its interest in the Core Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, the Fund will solicit proxies from shareholders of the Fund and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by the Fund's shareholders will receive a majority of votes cast by all investors in the Portfolio.

FORUM FUNDS, INC.

NEW HAMPSHIRE BOND FUND

ACCOUNT INFORMATION AND
SHAREHOLDER SERVICING:

   Forum Financial Corp.
   P.O. Box 446
   Portland, Maine 04112
   (207) 879-0001

                                   PROSPECTUS
                                 AUGUST 1, 1995

                           As Amended January 6, 1996


This Prospectus offers shares of New Hampshire Bond Fund (the "Fund"), a non-diversified series of Forum Funds (the "Trust"), an open-end, management investment company.

          NEW HAMPSHIRE BOND FUND seeks to provide shareholders with a high level of current income exempt from both Federal income taxes (other than the alternative minimum tax) and New Hampshire state interest and dividends taxes. The Fund invests principally in investment grade New Hampshire municipal securities.

Shares of the Fund are offered to investors at a price equal to the next-determined net asset value plus a maximum sales charge of 3.75% of the total public offering price (3.90% of the net amount invested).


This Prospectus sets forth concisely the information concerning the Trust and the Fund that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information dated August 1, 1995, as amended January 6, 1996, as may be further amended from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund and which is incorporated into this Prospectus by reference. The SAI is available without charge by contacting the Trust at the address listed above.


    Investors should read this Prospectus and retain it for future reference.

                     Shares of the Fund are offered only to
                    residents of the State of New Hampshire.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1. PROSPECTUS SUMMARY

HIGHLIGHTS OF THE FUND

FUND OBJECTIVE AND POLICIES


   The investment objective of the Fund is to provide shareholders with a high level of current income exempt from both Federal income taxes (other than the alternative minimum tax) and New Hampshire state interest and dividends taxes. The Fund invests principally in investment grade New Hampshire municipal securities. It is anticipated that the average weighted maturity of all municipal securities in the Fund will normally range between five and 15 years. See "Investment Objectives and Policies."


FUND MANAGEMENT

   The executive offices of the Fund's investment adviser, Forum Advisors, Inc. (the "Adviser"), are located at Two Portland Square, Portland, Maine 04101. The manager of the Trust and distributor of its shares is Forum Financial Services, Inc. ("Forum"). Forum Financial Corp. (the "Transfer Agent"), Two Portland Square, Portland, Maine 04101, serves as the Trust's transfer agent, dividend disbursing agent and shareholder servicing agent. See "Management."

PURCHASES AND REDEMPTIONS

   Shares of the Fund are offered at the next-determined net asset value per share plus any applicable sales charge. The minimum initial investment is $5,000 and the minimum subsequent investment is $500. Shares may be redeemed without charge. See "Purchases and Redemptions of Shares."

EXCHANGE PROGRAM

   Shareholders of the Fund may exchange their shares without charge for the shares of certain other funds of the Trust. See "Purchases and Redemptions of Shares - Exchanges."

DIVIDENDS

   Dividends of net investment income are declared daily and paid monthly by the Fund and are reinvested in Fund shares unless a shareholder elects to have them paid in cash. It is anticipated that all of the dividends paid by the Fund will be exempt from Federal income tax and from New Hampshire state interest and dividends taxes. See "Dividends and Tax Matters."

CERTAIN RISK FACTORS

   There can be no assurance that the Fund will achieve its investment objective. The Fund's net asset value will fluctuate as the value of the Fund's portfolio securities changes and will tend to vary inversely with movements in interest rates. The Fund is non-diversified and, therefore, has greater freedom to concentrate its investments than if it were diversified. The Fund invests principally in the securities of New Hampshire municipal issuers, which entails more risk than if the Fund were to invest in issuers with greater geographic diversity. See "Investment Objective and Policies - Certain Risk Factors."

EXPENSES OF INVESTING IN THE FUND

The purpose of the following table is to assist investors in understanding the various expenses that an investor in the Fund will bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge imposed on purchases
 (as a percentage of public offering price). . . . . . 3.75%
Exchange Fee . . . . . . . . . . . . . . . . . . . . . None

ANNUAL FUND OPERATING EXPENSES (1)
(as a percentage of average net assets)
Management Fees (2). . . . . . . . . . . . . . . . . . 0.40%
(after fee waivers
12b-1 Fees . . . . . . . . . . . . . . . . . . . . . . None
Other Expenses . . . . . . . . . . . . . . . . . . . . 0.20%

(after reimbursements and fee waivers)

Total Fund Operating Expenses. . . . . . . . . . . . . 0.60%

(1) The amounts of expenses are based on estimated amounts for the Fund's current fiscal year ending March 31, 1996; actual expenses for the Fund's fiscal year ended March 31, 1995 were 0.46%. Absent estimated expense reimbursements and fee waivers, the expenses of the Fund would have been: Management Fees, 0.70%; Other Expenses, 1.49%; and Total Fund Operating Expenses, 2.19%. For a further description of the various expenses incurred in the operation of the Fund, see "Management."

(2) Includes the Adviser's investment advisory fee and Forum's management fee.

EXAMPLE

     Following is a hypothetical example that indicates the dollar amount of expenses that an investor in the Fund would pay assuming a $1,000 investment in the Fund, a 5% annual return, the reinvestment of all dividends and distributions and redemption at the end of each period:
             1 Year      3 Years      5 Years     10 Years
              $42          $52          $62         $93

     The example is based on the expenses listed in the table. The five percent annual return is not predictive of and does not represent the Fund's projected returns; rather, it is required by government regulation. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED.

2. FINANCIAL HIGHLIGHTS


     The following information represents selected data for a single share outstanding of the Fund. The information with respect to the Fund's fiscal years ended March 31st has been audited in connection with an audit of the Fund's financial statements by Deloitte & Touche LLP, independent auditors. The information with respect to the period ended September 30, 1995 is unaudited. The financial statements and independent auditors' report thereon for the fiscal years ended March 31st are incorporated by reference into the SAI. The Fund's annual report to shareholders may be obtained from the Trust without charge.





                                                      Six Months                       Year Ended
                                                        Ended                           March 31,
                                                     September 30,        --------------------------------------
                                                         1995                 1995        1994         1993
                                                         ----                 ----        ----         ----
 Beginning Net Asset Value per Share                     $10.08               $9.96      $10.01      $10.00
                                                         ------               -----      ------      ------
 Net Investment Income                                     0.24                0.49        0.51        0.12
 Net Realized and Unrealized Gain
  (Loss) on Securities                                     0.28                0.12      (0.03)        0.01
 Dividends from Net Investment Income                    (0.24)              (0.49)      (0.51)      (0.12)
 Distributions from Net Realized Gains                       --                  --      (0.02)          --
                                                         ------               -----      ------      ------
 Ending Net Asset Value per Share                        $10.36              $10.08       $9.96      $10.01
                                                         ------               -----      ------      ------
                                                         ------               -----      ------      ------
 Ratios to Average Net Assets:
            Expenses (2)                                  0.60%(3)            0.46%       0.34%       0.50%(3)
            Net Investment Income                         4.73%(3)            4.95%       4.68%       4.96%(3)
 Total Return                                             5.24%               6.32%       4.75%       5.55%
 Portfolio Turnover Rate                                 15.36%              37.59%       9.60%          --

                                       38



 Net Assets at the End of Period (000's Omitted)         $5,742              $5,276      $3,555        $442

          (1)  The Fund commenced operations on December 31, 1992.

          (2)  During the periods, various fees and expenses were waived and reimbursed, respectively.  Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
                                                         2.25%(3)            2.19%       4.33%      30.85%(3)

          (3)  Annualized.





3. INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE


     The investment objective of the Fund is to provide shareholders with a high level of current income exempt from both Federal income taxes (other than the alternative minimum tax) and New Hampshire state interest and dividends taxes. The Fund anticipates that all of its income will be exempt from New Hampshire state interest and dividends taxes and that a substantial portion of its income will be exempt from New Hampshire state business profits taxes. There can be no assurance that the Fund will achieve its investment objective. The Fund may seek to achieve its objective by holding, as its only investment securities, the securities of an investment company having substantially the same investment objective and policies as the Fund. "Other Information -- Fund Structure." Additional information concerning the investment policies of the Fund, including additional fundamental policies, is contained in the SAI.


INVESTMENT POLICIES

     The Fund pursues its objective by investing principally in investment grade debt obligations issued by the state of New Hampshire and its political subdivisions, duly constituted authorities and corporations. These securities are generally known as "municipal securities" and include municipal bonds, notes and leases. It is anticipated that under normal circumstances substantially all of the Fund's assets will be invested in municipal securities the interest on which is exempt from New Hampshire state interest and dividends taxes and Federal income taxes except when received by a shareholder in a taxable year for which he will be subject to the Federal alternative minimum tax ("AMT"). The Fund may also invest in United States government instruments the interest on which is exempt from New Hampshire state interest and dividends taxes.

     GENERAL. The market value of the municipal securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, a decline in interest rates produces an increase in market value, while an increase in interest rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The possibility exists, therefore, that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may be materially impaired.

     The yields of municipal securities depend on, among other things, conditions in the municipal securities markets and fixed income markets generally, the size of a particular offering, the maturity of the obligation, and the rating of the issue. New Hampshire municipal securities may have yields slightly less than the municipal obligations of issuers located in other states because of the New Hampshire state interest and dividends tax exemption.

     In general, the longer the maturity of a municipal security, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a municipal security. The average maturity of the Fund's portfolio will vary depending on anticipated market conditions. It is anticipated, however, that the average weighted maturity of all municipal securities in the Fund will normally range between five and 15 years.

     Municipal securities also include securities issued by Puerto Rico, other United States territories or possessions and their subdivisions, authorities and corporations the income from which is not subject to Federal income tax or New Hampshire state interest and dividends taxes. The Fund may invest up to 25% of its total assets in these securities.

     Under current Federal tax law, a distinction is drawn between municipal securities issued after August 7, 1986 to finance certain "private activities" and other municipal securities. Private activity securities include securities issued to finance such projects as certain solid waste disposal facilities, student loan programs, and water and sewage projects. Interest income from certain of these securities is subject to the AMT. See "Dividends and Tax Matters." Because interest income on securities subject to the AMT is taxable to certain investors, it is expected, although there can be no guarantee, that these municipal securities generally will provide somewhat higher yields than other municipal securities of comparable quality and maturity that are not subject to the AMT.

     CREDIT MATTERS. Normally, at least 80% of the Fund's total assets will be invested in municipal bonds rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa), Standard & Poor's Corporation ("S&P") (AAA, AA, A and BBB) or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A and BBB) or which are unrated and determined by the Adviser to be of comparable quality. Securities in these ratings are generally considered to be investment grade securities, although Moody's indicates that municipal securities rated Baa have speculative characteristics. Unrated securities may not be as actively traded as rated securities. A further description of the ratings used by Moody's, S&P and Fitch is included in the SAI. The Fund may invest up to 20% of its total assets in municipal bonds rated in the fifth or sixth highest rating category by an NRSRO or which are unrated and determined by the Adviser to be of comparable quality. These securities are not considered to be investment grade and have speculative or predominantly speculative characteristics. The Fund only invests in municipal notes and other short-term municipal obligations in the two highest rating categories assigned by an NRSRO or which are unrated and determined by the Adviser to be of comparable quality. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Advisor to be of comparable quality) only if the Adviser determines that retaining the security is in the best interests of the Fund.

     A non-rated municipal security will be considered for investment by the Fund when the Adviser believes that the financial condition of the issuer of the obligation and the protection afforded by the terms of the obligation itself limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest. During its last fiscal year, the Fund had 99% of its average annual assets in securities rated by Moody's or S&P and 1% of its average annual assets in unrated investments, including cash and cash equivalents. For that year the Fund had the following percentages of its average annual net assets invested in rated securities: Aaa/AAA-35.3%, Aa/AA-30.7%, A/A-21.7%, Baa/BBB-10.8%. For this purpose, securities with different ratings from Moody's and S&P were assigned the higher rating. This information reflects the average month end composition of the Fund's assets for the Fund's last fiscal year and is not necessarily representative of the Fund as of the end of last year, the current fiscal year or any other time.

     MUNICIPAL BONDS. Municipal bonds, which are intended to meet longer term capital needs, can be classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by a municipality's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are generally payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds also include private activity bonds ("PABs"), which are bonds issued by or on behalf of public authorities to finance various privately operated facilities. PABs are in most cases revenue bonds. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for payment. The Fund will acquire only PABs whose interest payments, in the opinion of the issuer's counsel, are exempt from Federal income tax (other than the AMT) and New Hampshire state interest and dividends taxation.

     MUNICIPAL NOTES AND LEASES. Municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill short-term capital needs and generally have original maturities of 397 days or less. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Municipal leases and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the government lessee) are a means for governmental issuers to acquire property and equipment without meeting constitutional or statutory requirements for issuance of long-term debt. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds or notes as described in the SAI.

     VARIABLE AND FLOATING RATE SECURITIES. The securities in which the Fund invests may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Fund to maintain a stable net asset value. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to various rates of interest or index.

     There may not be an active secondary market for certain floating or variable rate instruments, which could make it difficult for the Fund to dispose of an instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to an instrument. The Adviser monitors the liquidity of the Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

     PARTICIPATION INTERESTS. The Fund may purchase participation interests in municipal securities that are owned by banks or other financial institutions. Participation interests carry a demand feature backed by a letter of credit or guarantee of the bank or other institution permitting the holder to tender them back to the bank or institution. The Fund will only purchase participation interests from Federal Deposit Insurance Corporation ("FDIC") insured banks having total assets of more than one billion dollars or from other financial institutions whose long-term debt securities are rated within the two highest rating categories of an NRSRO (or are unrated and determined by the Adviser to be of comparable quality). Prior to purchasing any participation interest, the Fund will obtain appropriate assurances from counsel retained by the Trust that the interest earned by the Fund from the obligations in which it holds participation interests is exempt from Federal income and New Hampshire state interest and dividends taxes.

     STAND-BY COMMITMENTS. The Fund may purchase municipal securities together with the right to resell them to the seller at an agreed-upon price or yield within specified periods prior to their maturity dates. These rights to resell are commonly known as "stand-by commitments." The aggregate price which the Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit the Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. The Fund will enter into stand-by commitments only with banks or municipal securities dealers that in the opinion of the Adviser present minimal credit risks. The value of a stand-by commitment is dependent on the ability of the writer to meet its repurchase obligation.

CERTAIN RISK FACTORS

     GEOGRAPHIC CONCENTRATION. Because the Fund invests principally in New Hampshire municipal securities, the Fund is more susceptible to factors adversely affecting issuers of those municipal securities than would be a comparable municipal securities portfolio having a lesser degree of geographic concentration. These risks arise from the financial condition of the state of New Hampshire and its political subdivisions. To the extent state or local governmental entities are unable to meet their financial obligations, the income derived by the Fund, its ability to preserve or realize appreciation of its portfolio assets or its liquidity could be impaired.

     To the extent the Fund's investments are primarily concentrated in issuers located in New Hampshire, the value of the Fund's shares may be especially affected by factors pertaining to New Hampshire's economy and other factors specifically affecting the ability of issuers in New Hampshire to meet their obligations. As a result, the value of the Fund's assets may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county or local governments and quasi-governmental agencies to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within their state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of Federal, state and local aid to governmental issuers may also affect their ability to meet obligations. Payments of principal of and interest on private activity securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political or demographic conditions in the state.

     DIVERSIFICATION MATTERS. The Fund is non-diversified, which means that it has greater latitude than a diversified fund with respect to the investment of its assets in the securities of a relatively few municipal issuers. As a non-diversified portfolio, the Fund may present greater risks than a diversified fund. The Fund's diversification requirements provide that, as of the last day of each fiscal quarter, with respect to 50% of its assets, the Fund may not own the securities of a single issuer, other than a U.S. Government security, with a value of more than 5% of the Fund's total assets. Except for U.S. Government securities, no more than 25% of the total assets of the Fund may be invested in securities of any one issuer. These limitations do not apply to securities of an issuer payable solely from the proceeds of escrowed U.S. Government securities. The Fund will be subject to a greater risk of loss if an issuer in which the Fund invests a substantial amount of its assets is unable to make interest or principal payments or if the market value of securities declines.

     INFORMATION CONCERNING THE STATE OF NEW HAMPSHIRE. The major NRSROs have rated recent New Hampshire general obligation or State-guaranteed bond issues as follows: Moody's - Aa (revised from Aa1 in November 1991); S&P - AA (stable); Fitch - AA (revised from AA+ in November 1991). Moody's rating revision cited economic weakness translating into financial difficulties exacerbated by economic sensitivity of State government revenues, offset by expenditure and debt policies which remain conservative. Fitch noted similar issues regarding State government revenues, but noted that the State had acted consistently to combat adverse trends and the State's debt position continues to be excellent.
A recent bond issue by the New Hampshire Municipal Bond Bank without State guarantee has been separately rated A1 by Moody's (stable) and A by S&P (stable). Bond ratings of individual municipalities in New Hampshire vary in accordance with rating agencies' estimates of the issuer's relative financial strength and ability to support debt service. There can be no assurance that New Hampshire general obligations or the securities of any New Hampshire political subdivision, authority or corporation owned by the Fund will be rated in any category or will not be downgraded by an NRSRO. Further information concerning the State of New Hampshire is contained in the SAI.

ADDITIONAL INVESTMENT POLICIES

     The Fund's investment objective and certain investment limitations described in the SAI may not be changed without approval of the holders of a majority of the Fund's outstanding voting securities. A majority of the Fund's outstanding voting securities means the lesser of 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the shares are present or represented, or more than 50% of the total outstanding shares of the Fund. Except as otherwise indicated, investment policies of the Fund are not fundamental and may be changed by the Board of Directors of the Trust (the "Board") without shareholder approval. A further description of the Fund's investment policies is contained in the SAI.

     The Fund may borrow money for temporary or emergency purposes (including the meeting of redemption requests), but not in excess of 33 1/3% of the value of the Fund's total assets. Borrowing for purposes other than meeting redemption requests will not exceed 5% of the value of the Fund's total assets. The Fund may not invest more than 15% of its net assets in illiquid securities.

     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within three months after the transaction. The Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities.

     During the period between a commitment and settlement, no payment is made for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. However, at the time the Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including price fluctuation. Failure by the other party to deliver or pay for a security purchased or sold by the Fund may result in a loss or a missed opportunity to make an alternative investment. Any significant commitment of the Fund's assets committed to the purchase of securities on a when-issued or forward commitment basis may increase the volatility of its net asset value.

     The use of when-issued transactions and forward commitments may enable the Fund to hedge against anticipated changes in interest rates and prices. If the Adviser were to forecast incorrectly the direction of interest rate movements, however, the Fund might be required to complete these transactions at prices inferior to the current market values. No when-issued or forward commitments will be made by the Fund if, as a result, more than 15% of the value of the Fund's total assets would be committed to such transactions.

     The Fund's use of when-issued securities and forward commitments entails certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, the Fund might suffer a loss. The Adviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when it believes the counterparties present minimal credit risks and the income to be earned from the transaction justifies the attendant risks.

     TEMPORARY DEFENSIVE POSITION. When business or financial conditions warrant, for example, when issues of sufficient quality and liquidity are not available, the Fund may assume a temporary defensive position and invest without limit in cash and short-term U.S. Government securities. During periods when and to the extent that the Fund has assumed a temporary defensive position, it will not be pursuing its investment objective and shareholders may be subject to Federal and New Hampshire tax on a portion of their income dividends received from the Fund.

     PORTFOLIO TURNOVER. The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on market conditions. From time to time the Fund may engage in active short-term trading to benefit from yield disparities among different issues of debt securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This type of trading will increase the Fund's portfolio turnover rate and transaction costs and may increase the Fund's capital gains, which are not Federally tax-exempt when distributed to shareholders. The Adviser weighs the anticipated benefits of short-term investments against these consequences. The Fund's portfolio turnover rate is reported under "Financial Highlights."

4.   MANAGEMENT

     The business of the Trust is managed under the direction of the Board of Directors. The Board formulates the general policies of the Fund and meets periodically to review the results of the Fund, monitor investment activities and practices and discuss other matters affecting the Fund and the Trust.

MANAGER AND DISTRIBUTOR

     Subject to the Supervision of the Board, Forum supervises the overall management of the Fund. Forum, the Adviser and the Transfer Agent are members of the Forum Financial Group of companies and together provide a full range of services to the investment trust and financial services industry. As of the date hereof Forum acted as manager and distributor of registered investment companies and collective trust funds with assets of approximately $9.2 billion. Forum, whose address is 61 Broadway, New York, New York 10006, is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc. As of the date of this Prospectus, Forum, the Adviser and the Transfer Agent were controlled by John Y. Keffer, President and Chairman of the Trust.

     Under its management agreement with the Trust, Forum supervises all aspects of the Fund's operations, including the receipt of services for which the Trust is obligated to pay, provides the Trust with general office facilities and provides, at the Trust's expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Trust. Those officers, as well as certain other employees and Directors of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) Forum and its affiliates. For these services and facilities, Forum receives with respect to the Fund a management fee at an annual rate of 0.30% of the Fund's average daily net assets.

     Forum also acts as the distributor of shares of the Fund and pursuant to a distribution agreement with the Trust Forum receives, and may reallow to certain financial institutions, the sales charge paid by the purchasers of the Fund's shares. See "Purchases and Redemptions of Shares - Sales Charges."

ADVISER

     Forum Advisors, Inc. serves as the investment adviser of the Fund. Subject to the general supervision of the Board, the Adviser makes investment decisions for the Fund. For its services, the Adviser receives an advisory fee at an annual rate of 0.40% of the Fund's average daily net assets. The Adviser was incorporated under the laws of Delaware in 1987 and is registered under the Investment Advisers Act of 1940.

     Leslie C. Berthy, Managing Director of the Adviser since 1989, is primarily responsible for the day-to-day management of the Fund's portfolios and has been since the Fund's inception. Prior to his association with the Adviser, Mr. Berthy was Managing Director and Co-Chief Executive Officer of Irwin Union Capital Corp., an affiliate of Irwin Union Bank & Trust Co.

SHAREHOLDER SERVICING

     Shareholder inquiries and communications concerning the Fund may be directed to the Transfer Agent. The Transfer Agent acts as the Fund's transfer agent and dividend disbursing agent. The Transfer Agent maintains an account for each shareholder of the Fund (unless such accounts are maintained by sub-transfer agents or processing agents) and performs other transfer agency and shareholder related functions. For these services, the Transfer Agent receives a fee computed and paid monthly at an annual rate of 0.25% of the Fund's average daily net assets.

     The Transfer Agent is authorized to subcontract any or all of its functions to one or more qualified sub-transfer agents or processing agents, which may be processing organizations (as described under "Purchases and Redemptions of Shares - Purchases and Redemptions Through Financial Institutions") Forum or affiliates of Forum, who agree to comply with the terms of the Transfer Agency Agreement. The Transfer Agent may pay those agents for their services, but no such payment will increase the Transfer Agent's compensation from the Trust. In addition, the Transfer Agent performs portfolio accounting services for the Fund, including determination of the Fund's net asset value per share, pursuant to a separate agreement with the Trust.

EXPENSES OF THE TRUST

     The Fund's expenses comprise Trust expenses attributable to the Fund which are charged to the Fund, and expenses not attributable to a particular fund of the Trust which are allocated among the Fund and all other funds of the Trust in proportion to their average net assets. Subject to the obligation of the Adviser to reimburse the Trust for the excess expenses of the Fund, the Trust pays for all of its expenses. The Adviser, Forum and the Transfer Agent, in their sole discretion, may waive all or any portion of their respective fees, which are accrued daily and paid monthly. Any such waiver, which could be discontinued at any time, would have the effect of increasing the Fund's performance for the period during which the waiver was in effect and would not be recouped at a later date.

5.   PURCHASES AND REDEMPTIONS
     OF SHARES

GENERAL INFORMATION

     Investments in the Fund may be made either by an investor directly or through certain brokers and financial institutions of which the investor is a customer. All transactions in Fund shares are effected through the Transfer Agent, which accepts orders for purchases and redemptions from shareholders of record and new investors. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders and to charge a fee for certain shareholder services, although no such fees are currently contemplated.

     PURCHASES. Fund shares are sold at a price equal to their net asset value plus any applicable sales charge on all weekdays except customary national business holidays and Good Friday ("Fund Business Day"). Fund shares are issued immediately following the next determination of net asset value made after an order for the shares in proper form is accepted by the Transfer Agent. The Fund's net asset value is calculated at 4:00 p.m., Eastern time on each Fund Business Day. Fund shares become entitled to receive dividends on the next Fund Business Day after the investor's funds are converted to funds on deposit at a Federal Reserve Bank ("Federal Funds"), which for purchase orders by check is the second Fund Business Day after receipt of the check and acceptance of the order. Payment in the form of a bank wire will be treated as a Federal Funds payment received at the time the wire is received.

     The Fund reserves the right to reject any subscription for the purchase of its shares. Stock certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares.

     REDEMPTIONS. Fund shares may be redeemed without charge at their net asset value on any Fund Business Day. There is no minimum period of investment and no restriction on the frequency of redemptions. Fund shares are redeemed as of the next determination of the Fund's net asset value following acceptance by the Transfer Agent of the redemption order in proper form (and any supporting documentation which the Transfer Agent may require). Shares redeemed are not entitled to receive dividends edclared after the day on which the redemption becomes effective.

     Normally, redemption proceeds are paid immediately following, but in no event later than seven days following, acceptance of a redemption order. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check used for investment has been cleared by the shareholder's bank, which may take up to 15 calendar days. This delay may be avoided by investing through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. The right of redemption may not be suspended nor the payment dates postponed except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings or under any emergency or other circumstance as determined by the Securities and Exchange Commission.

     Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. The Trust will only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

     The Trust employs reasonable procedures to insure that telephone orders are genuine (which include recording certain transactions and the use of shareholder security codes) and, if it does not, may be liable for any losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent.

     Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account with an aggregate net asset value of less than $1,000. The Trust will not redeem accounts that fall below that amount solely as a result of a reduction in net asset value.

PURCHASE AND REDEMPTION PROCEDURES

     The following purchase and redemption procedures and shareholder services apply to investors who invest in the Fund directly. These investors may obtain the account application necessary to open an account by writing the Transfer Agent at the address on the cover page of this prospectus. For those shareholder services not referenced on the account application and to change information on a shareholder's account (such as addresses), investors or existing shareholders should request an optional services form from the Transfer Agent.

INITIAL PURCHASE OF SHARES

     There is a $5,000 minimum for initial investments in the Fund.

     BY MAIL. Investors may send a check made payable to the Trust along with a completed account application to the Fund at the address on the cover page of this Prospectus. Checks are accepted at full value subject to collection. If a check does not clear, the purchase order will be cancelled and the investor will be liable for any losses or fees incurred by the Trust, the Transfer Agent or Forum.

     BY BANK WIRE. To make an initial investment in the Fund using the wire system for transmittal of money among banks, an investor should first telephone the Trust at (207) 879-0001 to obtain an account number. The investor should then instruct a member commercial bank to wire the investor's money immediately to:

     First National Bank of Boston
     Boston, Massachusetts
     ABA# 011000390
     For Credit To:  Forum Financial Corp.
     Account #:  541-54171
       Re:  New Hampshire Bond Fund
       Account #:
       Account Name:

     The investor should then promptly complete and mail the account application. Any investor planning to wire funds should instruct a bank early in the day so the wire transfer can be accomplished the same day.

SUBSEQUENT PURCHASES OF SHARES

     There is a $500 minimum for subsequent purchases. Subsequent purchases may be made by mailing a check or by sending a bank wire as indicated above. Shareholders using the wire system for purchase should first telephone the Trust at (207) 879-0001 to notify it of the wire transfer. All payments should clearly indicate the shareholder's name and account number.

     Shareholders may purchase Fund shares at regular, preselected intervals by authorizing the automatic transfer of funds from a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. Under the program, existing shareholders may authorize amounts of $250 or more to be debited from their bank account and invested in the Fund monthly or quarterly. Shareholders may terminate their automatic investments or change the amount to be invested at any time by written notification to the Transfer Agent.

REDEMPTION OF SHARES

     Shareholders that wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.

     BY MAIL. Shareholders may make a redemption in any amount by sending a written request to the Transfer Agent accompanied by any stock certificate that may have been issued to the shareholder. All written requests for redemption must be signed by the shareholder with signature guaranteed and all certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed.

     BY TELEPHONE. A shareholder that has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at (207) 879-0001 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Fund will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds.

     BY BANK WIRE. For redemptions of more than $5,000, a shareholder that has elected wire redemption privileges may request the Fund to transmit the redemption proceeds by Federal Funds wire to a bank account designated on the shareholder's account application. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day after the redemption request in proper form is received by the Transfer Agent.

     AUTOMATIC REDEMPTIONS. Shareholders may redeem Fund shares at regular, preselected intervals by authorizing the automatic redemption of shares from their Fund account. Redemption proceeds will be sent either by check or by automatic transfer to a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. Under this program, shareholders may authorize the redemption of shares in amounts of $250 or more from their account monthly or quarterly. Shareholders may terminate their automatic redemptions or change the amount to be redeemed at any time by written notification to the Transfer Agent.

     SIGNATURE GUARANTEES. A signature guarantee is required for any written redemption request and for any endorsement on a stock certificate. In addition, a signature guarantee also is required for instructions to change a shareholder's record name or address, designated bank account for wire redemptions or automatic investment or redemption, dividend election, telephone redemption or exchange option election or any other option election in connection with the shareholder's account. Signature guarantees may be provided by any eligible institution, including a bank, a broker, a dealer, a national securities exchange, a credit union, or a savings association that is authorized to guarantee signatures, acceptable to the Transfer Agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

EXCHANGES

     Fund shareholders are entitled to exchange their shares for shares of any other fund of the Trust or any other fund that participates in the exchange program and whose shares are eligible for sale in the shareholder's state of residence. Exchanges may only be made between accounts registered in the same name. A completed account application must be submitted to open a new account in the Fund through an exchange if the shareholder requests any shareholder privilege not associated with the existing account. Exchanges are subject to the fees charged by, and the restrictions listed in the prospectus for, the fund into which a shareholder is exchanging, including minimum investment requirements. The Fund does not charge for exchanges and there is currently no limit on the number of exchanges a shareholder may make.

     The Trust (and Federal tax law) treats an exchange as a redemption of the shares owned and the purchase of the shares of the fund being acquired. Redemptions and purchases are effected at the respective net asset values of the two funds as next determined following receipt of proper instructions and all necessary supporting documents by the fund whose shares are being exchanged.

     If a shareholder exchanges into a fund that imposes a sales charge, that shareholder is required to pay the difference between that fund's sales charge and any sales charge the shareholder has previously paid in connection with the shares being exchanged. For example, if a shareholder paid a 2% sales charge in connection with the purchase of the shares of a fund and then exchanged those shares into another fund with a 3% sales charge, that shareholder would pay an additional 1% sales charge on the exchange. Shares acquired through the reinvestment of dividends and distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid. The exchange privilege may be modified materially or terminated by the Trust at any time upon 60 days' notice to shareholders.

     BY MAIL. Exchanges may be accomplished by written instructions to the Transfer Agent accompanied by any stock certificate that may have been issued to the shareholder. All written requests for exchanges must be signed by the shareholder (a signature guarantee is not required) and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed.

     BY TELEPHONE. Exchanges may be accomplished by telephone by any shareholder that has elected telephone exchange privileges by calling the Transfer Agent at (207) 879-0001 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number.

PURCHASES AND REDEMPTIONS THROUGH
FINANCIAL INSTITUTIONS

     Shares may be purchased and redeemed through certain brokers, banks and other financial institutions ("Processing Organizations"), including affiliates of the Transfer Agent. Processing Organizations may receive as a dealer's reallowance a portion of the sales charge paid by their customers who purchase Fund shares. In addition, Processing Organizations may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. The Trust is not responsible for the failure of any institution to promptly forward these requests.

     Investors who purchase shares will be subject to the procedures of their Processing Organization, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in the Fund directly. These investors should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. Customers who purchase Fund shares through a Processing Organization may or may not be the shareholder of record and, subject to their institution's and the Fund's procedures, may have Fund shares transferred into their name. There is typically a three day settlement period for purchases and redemptions through broker-dealers. Certain other Processing Organizations may enter purchase orders with payment to follow.

     Certain shareholder services may not be available to shareholders who have purchased shares through a Processing Organization. These shareholders should contact their Processing Organization for further information. The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with such confirmations and periodic statements as may be required by law or agreed to between the Processing Organization and its customers.

SALES CHARGES

     The public offering price for shares of the Fund is the sum of the net asset value of the shares being purchased plus any applicable sales charge. No sales charge is assessed on the reinvestment of dividends or other distributions. The sales charge is assessed as follows (net asset value percentages are rounded to the nearest one-hundredth percent):

                                  SALES CHARGE
                                     AS % OF

                                  PUBLIC           NET
                                 OFFERING         ASSET        DEALERS'
AMOUNT OF PURCHASE              PRICE ____       VALUE*       REALLOWANCE

less than $100,000                  3.75%          3.90%          3.25%
$100,000 but less
  than $200,000                     3.25           3.36           2.85
$200,000 but less
  than $400,000                     2.50           2.56           2.20
$400,000 but less
  than $600,000                     2.00           2.04           1.75
$600,000 but less
  than $800,000                     1.50           1.52           1.25
$800,000 but less
  than $1,000,000                   1.00           1.01           0.75
$1,000,000
   and up                           0.50           0.50           0.40


     *Rounded to the nearest one-hundredth percent.

     Forum's commission is the sales charge shown above less any applicable discount reallowed to selected brokers and dealers (including banks and bank affiliates purchasing shares as principal or agent). Normally, Forum will reallow discounts to selected brokers and dealers in the amounts indicated in the table above. From time to time, however, Forum may elect to reallow the entire sales charge to selected brokers or dealers for all sales with respect to which orders are placed with Forum during a particular period. The dealers' reallowance may be changed from time to time.

     No sales charge will be assessed on purchases made for investment purposes by: (a) any bank, trust company, savings association or similar institution with whom Forum has entered into a share purchase agreement acting on behalf of the institution's fiduciary customer accounts or any account maintained by its trust department; (b) any registered investment adviser with whom Forum has entered into a share purchase agreement and which is acting on behalf of its fiduciary customer accounts; (c) directors and officers of the Trust; directors, officers and full-time employees of the Adviser, Forum, any of their affiliates or any organization with which Forum has entered into a selected dealer or processing agent agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; any trust for the benefit of any such person or relative; or the estate of any such person or relative; and (d) any person who has, within the preceding 90 days, redeemed Fund shares (but only on purchases in amounts not exceeding the redeemed amounts) and completes a reinstatement form upon investment. Any shares so purchased may not be resold except to the Fund.

REDUCED SALES CHARGES

     For an investor to qualify for one of the following types of reduced sales charges, the investor must notify the Transfer Agent at the time of purchase. Reduced sales charges may be modified or terminated at any time and are subject to confirmation of an investor's holdings.

     RIGHTS OF ACCUMULATION. An investor's purchase of additional shares of the Fund may qualify for rights of accumulation ("ROA") wherein the applicable sales charge will be based on the total of the investor's current purchase and the net asset value (at the end of the previous Fund Business Day) of all Fund shares held by the investor. For example, if an investor owned shares of the Fund worth $400,000 at the then current net asset value and purchased shares of the Fund worth an additional $50,000, the sales charge for the $50,000 purchase would be at the 2% rate applicable to a single $450,000 purchase, rather than at the 3.75% rate. To qualify for ROA on a purchase, the investor must inform the Transfer Agent and supply sufficient information to verify that each purchase qualifies for the privilege or discount.

     LETTER OF INTENT. Investors may also obtain reduced sales charges based on cumulative purchases by means of a written Letter of Intent ("LOI"), which expresses the investor's intention to invest $100,000 or more within a period of 13 months in shares of the Fund. Each purchase of shares under a LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI.

     An LOI is not a binding obligation upon the investor to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the LOI will be held subject to a registered pledge (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased within 13 months. Pledged shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the shares will be released from pledge. Share certificates are not issued for shares purchased under an LOI. Investors wishing to enter into an LOI can obtain a form of LOI from their broker or financial institution or by contacting the Transfer Agent.

6.   DIVIDENDS AND TAX MATTERS

DIVIDENDS

     Dividends of the Fund's net investment income are declared daily and paid monthly. Dividends of net capital gain, if any, realized by the Fund are distributed annually.

     Shareholders may have all dividends reinvested in additional shares of the Fund or received in cash. In addition, shareholders may have dividends of net capital gain reinvested in additional shares of the Fund and dividends of net investment income paid in cash. All dividends are treated in the same manner for Federal income tax purposes whether received in cash or reinvested in shares of the Fund.

     All dividends will be reinvested at the Fund's net asset value as of the payment date of the dividend. All dividends are reinvested unless another option is selected. All dividends not reinvested will be paid to the shareholder in cash and may be paid more than seven days following the date on which dividends would otherwise be reinvested.

TAXES

     FEDERAL TAXES. The Fund intends to continue to qualify for each fiscal year to be taxed as a "regulated investment trust" under the Internal Revenue Code of 1986. As such, the Fund will not be liable for Federal income taxes on the net investment income and net capital gain distributed to its shareholders. Because the Fund intends to distribute all of its net investment income and net capital gain each year, the Fund should avoid all Federal income and excise taxes.

     Shareholders generally will not be subject to Federal income tax on dividends paid by the Fund out of tax-exempt interest income earned by the Fund ("exempt-interest dividends"), assuming certain requirements are met by the Fund. Substantially all of the dividends paid by the Fund are anticipated to be exempt from Federal income taxes.

     Persons who are "substantial users" or "related persons" thereof of facilities financed by private activity bonds held by the Fund may be subject to Federal income tax on their pro rata share of the interest income from these bonds and should consult their tax advisors before purchasing shares of the Fund. Under current Federal tax law, interest on certain private activity bonds is treated as an item of tax preference for purposes of the Federal AMT imposed on individuals and corporations. In addition, interest on all tax-exempt obligations is included in the "adjusted current earnings" of corporations for Federal AMT purposes.

     Dividends paid by the Fund out of its taxable net investment income (including any realized net short-term capital gain) are taxable to shareholders as ordinary income for Federal tax purposes. Distributions by the Fund of realized net long-term capital gain, if any, are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder may have held shares in the Fund. If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares and will be treated as long-term capital loss to the extent of any long-term capital gain distribution received on those shares.

     Any capital gain distribution received by a shareholder reduces the net asset value of the shareholder's shares by the amount of the distribution. To the extent that capital gain was accrued by the Fund before the shareholder purchased shares, the distribution would be in effect a return of capital to the shareholder. For Federal income tax purposes, however, capital gain distributions, including those that operate as a return of capital, are taxable to the shareholder receiving them.

     Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund generally is not deductible for Federal income tax purposes.

     NEW HAMPSHIRE TAXES. Substantially all of the dividends paid by the Fund are anticipated to be exempt from New Hampshire interest and dividends taxes. The New Hampshire interest and dividends tax applies to that portion of a dividend paid out of the Fund's taxable ordinary income (but not short-term capital gain). In addition, it is anticipated that a substantial amount of the dividends paid by the Fund will be exempt from New Hampshire business profits taxes.

     Shareholders who are individuals, resident in New Hampshire, will not be subject to the New Hampshire interest and dividends or business profits tax on dividends paid by the Fund, provided the Fund invests solely in New Hampshire tax-exempt municipal securities or United States government obligations. If the Fund invests in any other form of investment, then the entire amount of all of the Fund's dividends (other than capital gain distributions) will be subject to the interest and dividends tax.

     Shareholders who are partnerships, associations or trusts, the beneficial interest in which is not represented by transferable shares, and fiduciaries deriving their appointment from a New Hampshire court, will generally be subject to the same interest and dividends tax rules as shareholders who are individuals resident in New Hampshire. Special interest and dividends tax rules will apply to dividends received by trusts, estates, partnerships, and "S" corporations and their beneficiaries or owners, if the entity or some of its beneficiaries or owners are not resident in the state of New Hampshire. Shareholders to whom these rules might apply should consult a tax advisor knowledgeable in the field of New Hampshire state taxation.

     Shareholders who are partnerships, associations or trusts the beneficial interest in which is represented by transferable shares, are not subject to the New Hampshire interest and dividends tax. If, however, such an organization is engaged in business activity within the state, then it will be subject to the New Hampshire business profits tax on all income earned by it in New Hampshire. Taxable business profits for this purpose will include all dividends paid by the Fund to the business organization, except that portion of a dividend that is attributable to interest on Fund investments in notes, bonds, or other securities of the United States. Thus, dividends representing income earned by the Fund on its investment in New Hampshire municipal securities, and short- and long-term capital gains, will be fully taxable under the New Hampshire business profits tax.

     OTHER TAX MATTERS. The Fund may be required by Federal law to withhold 31% of reportable payments (which may include taxable dividends, capital gain distributions and redemption proceeds) paid to individuals and certain other non-corporate shareholders. Withholding is not required if a shareholder certifies that the shareholder's social security or tax identification number provided to the Fund is correct and that the shareholder is not subject to backup withholding.

     Reports containing appropriate information with respect to the Federal and New Hampshire tax status of dividends and distributions paid during the year by the Fund will be mailed to shareholders shortly after the close of each year. This includes a statement advising each shareholder of the portion of total dividends paid into the shareholder's account that is exempt from Federal income tax and that is derived from New Hampshire municipal securities and from other sources. These portions are determined for the entire year and on a monthly basis and, thus, are an annual or monthly average, rather than a day-by-day determination for each shareholder.

TAX-FREE INCOME VS. TAXABLE INCOME

     The table below shows approximate equivalent taxable and tax-free yields at various approximate combined marginal Federal income tax and New Hampshire interest and dividends tax bracket rates. For example, an individual investor in the 32% combined tax bracket for 1995 whose investments earn a 5% tax-free yield would have to earn a 7.31% taxable yield to receive the same benefit.

                     1995 COMBINED FEDERAL AND NEW HAMPSHIRE
                           TAXABLE VS. TAX-FREE YIELDS

    Combined
    Marginal
   Federal and
       New                       A Tax-Free Yield of
    Hampshire         4.0%      4.5%      5.0%      5.5%      6.0%
   Tax Bracket    equals a taxable yield of approximately

       40%           6.58%     7.40%     8.22%     9.05%     9.87%
       34%           6.10%     6.86%     7.63%     8.39%     9.15%
       32%           5.85%     6.58%     7.31%     8.04%     8.77%
       19%           4.95%     5.57%     6.19%     6.81%     7.43%

     The yields listed are for illustration only and are not necessarily representative of the Fund's yield. Although the Fund primarily invests in securities the interest from which is exempt from both Federal and New Hampshire state taxes, some of the Fund's investments may generate Federal taxable income or capital gain. An investor's tax bracket will depend upon the investor's taxable income. The figures set forth above do not reflect the Federal alternative minimum taxes or any state or local income taxes other than New Hampshire interest and dividends taxes.

     The foregoing is only a summary of some of the important Federal and New Hampshire tax considerations generally affecting the Fund and its shareholders. There may be other Federal, state or local tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisors.

7.   OTHER INFORMATION

PERFORMANCE INFORMATION

     The Fund's performance may be quoted in advertising in terms of yield or total return. Both types are based on historical results and are not intended to indicate future performance. The Fund's yield is a way of showing the rate of income earned by the Fund as a percentage of the Fund's share price. Yield is calculated by dividing the net investment income of the Fund for the stated period by the average number of shares entitled to receive dividends and expressing the result as an annualized percentage rate based on the Fund's share price at the end of the period. The Fund may also quote tax equivalent yields, which show the taxable yields a shareholder would have to earn to equal the Fund's tax-free yields after taxes. A tax equivalent yield is calculated by dividing the Fund's tax-free yield by one minus a stated Federal, state or combined Federal and state tax rate. Total return refers to the average annual compounded rates of return over some representative period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, after giving effect to the reinvestment of all dividends and distributions and deductions of expenses during the period. The Fund also may advertise its total return over different periods of time on a before-tax or after-tax basis or by means of aggregate, average, year by year, or other types of total return figures. Because average annual returns tend to smooth out variations in the Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results.

     The Fund's advertisements may reference ratings and rankings among similar funds by independent evaluators such as Morningstar, Lipper Analytical Services, Inc. or IBC/Donoghue, Inc. In addition, the performance of the Fund may be compared to recognized indices of market performance. The comparative material found in the Fund's advertisements, sales literature or reports to shareholders may contain performance ratings. These are not to be considered representative or indicative of future performance.

BANKING LAW MATTERS

     Banking laws and regulations generally permit a bank or bank affiliate to purchase shares of an investment trust as agent for and upon the order of a customer and in the view of Forum would permit a bank or bank affiliate to serve as a Processing Organization or perform sub-transfer agent or similar services for the Trust and its shareholders. If a bank or bank affiliate were prohibited from performing all or a part of the foregoing services, its shareholder customers would be permitted to remain shareholders of the Trust and alternative means for continuing to service them would be sought. It is not expected that shareholders would suffer adverse financial consequences as a result of any changes in bank or bank affiliate service arrangements.

DETERMINATION OF NET ASSET VALUE

     The Trust determines the net asset value per share of the Fund as of 4:00 p.m., Eastern time, on each Fund Business Day by dividing the value of the Fund's net assets (i.e., the value of its portfolio securities and other assets less its liabilities) by the number of the Fund's shares outstanding at the time the determination is made. Securities owned by the Fund for which market quotations are readily available are valued at current market value, or, in their absence, at fair value as determined by the Board.

THE TRUST AND ITS SHARES


     The Trust was organized in Delaware on August 29, 1995; the Trust's succeeded to the assets and liabilities of Forum Funds, Inc. on January 5, 1996. Forum Funds, Inc. was incorporated on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. The Board has the authority to issue an unlimited number of shares of beneficial interest of separate series with no par value per share and to create separate classes of shares within each series. There are currently seven other series of the Trust.


     Shares issued by the Trust have no conversion, subscription or preemptive rights. Shareholders of the Fund have equal and exclusive rights to dividends and distributions declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. Voting rights are not cumulative and, with respect to matters not affecting all funds of the Trust, generally only shareholders of the affected series may vote. The Trust is not required to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by law. Shareholders have available certain procedures for the removal of Trustees.

FUND STRUCTURE

     The Fund may seek to achieve its objective by investing all of its investable assets in a separate portfolio of a registered, open-end management investment company with substantially the same investment objective and
policies as the Fund.   This "Core and Gateway" fund structure is an arrangement
whereby one or more investment companies or other collective investment vehicles that share investment objectives " but offer their shares through distinct distribution channels " pool their assets by investing in a single investment company having substantially the same investment objective and policies (a "Core Portfolio"). This means that the only investment securities that will be held by the Fund will be the Fund's interest in the Core Portfolio. This structure would permit other collective investment vehicles to invest collectively in a Core Portfolio, allowing for greater economies of scale in managing operations of the single Core Portfolio. In the event the Fund invested all of its assets in a Core Portfolio, its methods of operation and shareholder services would not be materially affected by its investment in a corresponding Core Portfolio, except that the assets of the Fund may be managed as part of a larger pool. If the Fund invested all of its assets in a Core Portfolio, it would hold only investment securities issued by the Core Portfolio; the Core Portfolio would directly invest in individual securities of other issuers. The Fund would otherwise continue its normal operation. The Board would retain the right to withdraw the Fund's investments from the Core Portfolio at any time; the Fund would then resume investing directly in individual securities of other issuers or could re-invest all of its assets in another Core Portfolio.

     The Board will authorize investing the Fund's assets in a Core Portfolio only if it first determines that pooling is in the best interests of the Fund and its shareholders. In determining whether to invest in a Core Portfolio, the Board will consider, among other things, the opportunity to reduce costs and achieve operational efficiencies. The Board will not authorize investment in a Core Portfolio if it would materially increase costs to the Fund's shareholders, unless, of course, there were perceived to be a corresponding increase in benefits to shareholders.

     Like the Fund, a Core Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Core Portfolio will be entitled to vote in proportion to the relative value of its interest in the Core Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, the Fund will solicit proxies from shareholders of the Fund and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by the Fund's shareholders will receive a majority of votes cast by all investors in the Portfolio.

FORUM FUNDS, INC.


INVESTORS BOND FUND
TAXSAVER BOND FUND

ACCOUNT INFORMATION AND
SHAREHOLDER SERVICING:

     Forum Financial Corp.
     P.O. Box 446
     Portland, Maine 04112
     (207) 879-0001

                                   PROSPECTUS
                                 August 1, 1995

                           As Amended January 5, 1996


This Prospectus offers shares of Investors Bond Fund and TaxSaver Bond Fund (the "Funds"), each a non-diversified series of Forum Funds (the "Trust"), an open-end, management investment company.

          INVESTORS BOND FUND seeks to provide as high a level of current income as is consistent with capital preservation and prudent investment risk. The Fund invests primarily in a portfolio of investment grade debt securities.

          TAXSAVER BOND FUND seeks to provide shareholders with a high level of current income exempt from Federal income tax. The Fund invests principally in investment grade debt obligations issued by the states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities.

Shares of the Funds are offered to investors at a price equal to the next determined net asset value plus a maximum sales charge of 3.75% of the total public offering price (3.90% of the net amount invested).


This Prospectus sets forth concisely the information concerning the Trust and the Funds that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission ("SEC") a Statement of Additional Information dated August 1, 1995, as amended January 5, 1996, as may be further amended from time to time (the "SAI"), which contains more detailed information about the Trust and the Funds and which is incorporated into this Prospectus by reference. The SAI is available without charge by contacting the Trust at the address listed above.


Investors should read this Prospectus and retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1.   PROSPECTUS SUMMARY

HIGHLIGHTS OF THE FUND

INVESTMENT OBJECTIVES


     The investment objective of INVESTORS BOND FUND is to provide as high a level of current income as is consistent with capital preservation and prudent investment risk. The Fund invests primarily in a portfolio of investment grade debt securities. The investment objective of TAXSAVER BOND FUND is to provide shareholders with a high level of current income exempt from Federal income tax. The Fund invests principally in investment grade debt obligations issued by the states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities. See the "Investment Objectives and Policies" sections.


FUND MANAGEMENT

     The executive offices of the Funds' investment adviser, Forum Advisors, Inc. (the "Adviser"), are located at Two Portland Square, Portland, Maine 04101. The manager of the Trust and distributor of its shares is Forum Financial Services, Inc. ("Forum"). Forum Financial Corp. (the "Transfer Agent"), Two Portland Square, Portland, Maine 04101, serves as the Trust's transfer agent, dividend disbursing agent and shareholder servicing agent. See "Management."

PURCHASES AND REDEMPTIONS

Shares of the Funds are offered at the next-determined net asset value per share plus any applicable sales charge. The minimum initial investment is $5,000 ($2,000 for IRAs; $2,500 for exchanges) and the minimum subsequent investment is $500. Shares may be redeemed without charge. See "Purchases and Redemptions of Shares."

EXCHANGE PROGRAM

     Shareholders of the Funds may exchange their shares without charge for the shares of certain other funds. See "Purchases and Redemptions of Shares - Exchanges."

DIVIDENDS

     Dividends of net investment income are declared daily and paid monthly by each Fund and are reinvested in Fund shares unless a shareholder elects to have them paid in cash. It is anticipated that substantially all of the dividends paid by TaxSaver Bond Fund will be exempt from Federal income taxes, including the Federal alternative minimum tax. See "Dividends and Tax Matters."

CERTAIN RISK FACTORS

     There can be no assurance that either Fund will achieve its investment objective. The Funds' net asset value will fluctuate as the value of the Fund's portfolio securities change and will tend to vary inversely with movements in interest rates. The Funds' investments in non- investment grade debt securities entail certain risks. The Funds are non-diversified and, therefore, have greater freedom to concentrate their investments than if they were diversified funds. See "Investment Objectives and Policies" and "Certain Risk Factors."

EXPENSES OF INVESTING IN THE FUND

     The purpose of the following table is to assist investors in understanding the various expenses that an investor in a Fund will bear directly or indirectly.

                                                Investors      TaxSaver
                                                  Bond           Bond
                                                  Fund           Fund
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on
  purchases (as a percentage
  of public offering price)                       3.75%          3.75%

Exchange Fee                                      None           None
ANNUAL FUND OPERATING EXPENSES (1)
(as a percentage of average net assets)
Management Fees (2)                               0.36%          0.04%
(after fee waivers)
12b-1 Fees                                        None           None
Other Expenses                                    0.39%          0.56%
(after reimbursements and fee waivers)
Total Fund Operating Expenses                     0.75%          0.60%

(1) The amounts of expenses are based on amounts incurred by each Fund during the Fund's most recent fiscal year ending March 31, 1995. Absent expense reimbursements and fee waivers, the expenses of Investors Bond Fund and TaxSaver Bond Fund, respectively, would have been: Management Fees, 0.70% and 0.70%; Other Expenses, 0.63% and 0.75%; and Total Fund Operating Expenses, 1.33% and 1.45%. For a further description of the various expenses incurred in the operation of the Fund, see "Management."

(2) Includes the Adviser's investment advisory fee and Forum's management fee.

EXAMPLE

     Following is a hypothetical example that indicates the dollar amount of expenses that an investor in the Fund would pay assuming a $1,000 investment in the Fund, a 5% annual return, the reinvestment of all dividends and distributions and redemption at the end of each period:

                                     1 Year    3 Years   5 Years  10 Years
Investors Bond Fund                    $45       $61       $78      $127
TaxSaver Bond Fund                     $43       $56       $70      $109

     The example is based on the expenses listed in the table. The five percent annual return is not predictive of and does not represent the Funds' projected returns; rather, it is required by government regulation. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED.

2.   FINANCIAL HIGHLIGHTS

     The following information represents selected data for a single share outstanding of Investors Bond Fund. The information with respect to the Fund's fiscal years ended March 31st has been audited in connection with an audit of the Fund's financial statements by Deloitte & Touche LLP, independent auditors. The information with respect to the period ended September 30, 1995 is unaudited. The financial statements and independent auditors' report thereon for the fiscal years ended March 31st are incorporated by reference into the SAI. The Fund's annual report to shareholders may be obtained from the Trust without charge.




                                                                         INVESTORS BOND FUND

                                                       Six Months                               Year Ended
                                                          Ended                                  March 31,
                                                      September 30,        -------------------------------------------------------
                                                          1995               1995       1994         1993        1992        1991

Beginning Net Asset Value per Share                      $10.00             $10.38     $10.71       $10.43      $10.09       $9.82
                                                         ------             ------     ------       ------      ------       -----
Net Investment Income                                      0.38               0.82       0.81         0.82        0.83        0.84
Net Realized and Unrealized Gain
 (Loss) on Securities                                      0.13              (0.38)     (0.30)        0.53        0.44        0.27
Dividends from Net Investment Income                      (0.38)             (0.82)     (0.81)       (0.82)      (0.93)      (0.84)
Distributions from Net Realized Gains                       ---                ---      (0.03)       (0.25)      (0.10)       ---
                                                         ------             ------     ------       ------      ------       -----
Ending Net Asset Value per Share                         $10.13             $10.00     $10.38       $10.71      $10.43      $10.09
                                                         ------             ------     ------       ------      ------       -----
                                                         ------             ------     ------       ------      ------       -----
Ratios to Average Net Assets:
     Expenses (1)                                          0.75%(2)           0.75%      0.75%        0.75%       0.70%       0.64%
     Net Investment Income                                 7.41%(2)           8.19%      7.49%        7.71%       7.93%       8.44%


                                       58



Total Return                                               5.12%              4.55%      4.70%       13.53%      12.91%      11.76%
Portfolio Turnover Rate                                   27.35%             48.17%     41.41%      193.21%     221.39%      73.32%
Net Assets at the End of Period (000's Omitted)         $27,155            $25,890    $26,083      $26,832     $24,336     $19,132





      (1) During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
               1.28%(2)  1.33%     1.31%     1.40%     1.51%     1.68%



     (2)  Annualized.






     The following information represents selected data for a single share outstanding of TaxSaver Bond Fund. The information with respect to the Fund's fiscal years ended March 31st has been audited in connection with an audit of the Fund's financial statements by Deloitte & Touche LLP, independent auditors. The information with respect to the period ended September 30, 1995 is unaudited. The financial statements and independent auditors' report thereon for the fiscal years ended March 31st are incorporated by reference into the SAI. The Fund's annual report to shareholders may be obtained from the Trust without charge.




                                                                      TAXSAVER BOND FUND


                                       59


                                                       Six Months                               Year Ended
                                                          Ended                                  March 31,
                                                      September 30,        -------------------------------------------------------
                                                          1995               1995       1994         1993        1992        1991

Beginning Net Asset Value per Share                    $10.39               $10.35     $10.63       $10.26      $10.10     $ 9.97
                                                       ------               ------     ------       ------      ------     ------
Net Investment Income                                    0.28                 0.57       0.57         0.63        0.68       0.67
Net Realized and Unrealized Gain
  (Loss) on Securities                                   0.17                 0.04      (0.01)        0.49        0.20       0.13
Dividends from Net Investment Income                    (0.28)               (0.57)     (0.57)       (0.63)      (0.68)     (0.67)
Distributions from Net Realized Gains                     ---                  ---      (0.27)       (0.12)      (0.04)       ---
                                                       ------               ------     ------       ------      ------     ------
Ending Net Asset Value per Share                       $10.56               $10.39     $10.35       $10.63      $10.26     $10.10
                                                       ------               ------     ------       ------      ------     ------
                                                       ------               ------     ------       ------      ------     ------
Ratios to Average Net Assets:
     Expenses (2)                                        0.60%(3)             0.60%      0.60%        0.60%       0.55%      0.49%
     Net Investment Income                               5.39%(3)             5.62%      5.27%        5.98%       6.64%      6.69%
Total Return                                             4.41%                6.18%      5.24%       11.28%       8.95%      8.29%
Portfolio Turnover Rate                                 36.38%               63.85%    141.80%      240.36%     104.29%     54.62%
Net Assets at the End of Period (000's Omitted)       $17,537              $16,018    $16,518      $16,580     $11,207     $9,998




     (1) During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
               1.40%(2)  1.45%     1.50%     1.56%     1.66%     1.86%



     (2)  Annualized.

3.   INVESTORS BOND FUND
     INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE


     The investment objective of Investors Bond Fund is to provide as high a level of current income as is consistent with capital preservation and prudent investment risk. Capital preservation means seeking to control the risk of default and the risk of capital losses in a period of falling prices for debt securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may seek to achieve its objective by holding, as its only investment securities, the securities of an investment company having substantially the same investment objective and policies as the Fund. "Other Information " Fund Structure." Additional information concerning the investment policies of the Fund, including additional fundamental policies, is contained in the SAI.


INVESTMENT POLICIES

     The Fund seeks to attain its investment objective by investing in a portfolio consisting primarily of investment grade debt securities. The Fund may invest in the following types of bonds and other debt securities:

     (1) Debt securities which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P");

     (2) Obligations issued or guaranteed as to principal and interest by the United States Government or by any of its agencies or instrumentalities ("U.S. Government Securities");

     (3) Mortgage-backed and asset backed securities rated in one of the two highest rating categories by a NRSRO;

     (4) Commercial paper and other money market instruments rated in one of the two highest rating categories by a NRSRO; and

     (5) Banker's acceptances or negotiable certificates of deposit issued by the commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation.

     As a matter of fundamental policy the Fund will invest at least 90% of the value of its total assets at the time of investment in the above types of securities or in repurchase agreements covering those securities. In addition, except during periods when the Fund assumes a temporary defensive position, the Fund will invest at least 65% of the value of its total assets in the bonds included in the first three categories listed above.

     The Fund may invest up to 10% of the value of its total assets at the time of investment in: (1) debt securities which are rated in the fifth highest rating category by an NRSRO (for example, Ba by Moody's or BB by S&P); (2) preferred stock which is rated in one of the five highest rating categories by a NRSRO (for example, ba or above by Moody's or BB or above by S&P); and (3) options and futures contracts.

     Securities in the four highest rating categories are generally considered to be investment grade, although Moody's indicates that securities rated Baa have speculative characteristics. Debt securities and preferred stock rated in the fifth highest rating category by Moody's and by S&P are not considered to be investment grade, are high risk and have predominantly speculative characteristics. See "Certain Risk Factors." The Fund may purchase unrated securities which the Adviser believes to be of comparable quality to the rated securities in which the Fund may invest. Unrated securities may not be as actively traded as rated securities. An unrated security will be considered for investment by the Fund when the Adviser believes that the financial condition of the issuer of the obligation and the protection afforded by the terms of the obligation itself limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest.

     During its last fiscal year, the Fund had 61% of its average annual assets in securities rated by Moody's or S&P and 39% of its average annual assets in unrated investments, including cash and cash equivalents. For that year the Fund had the following percentages of its average annual net assets invested in rated securities: Aaa/AAA-2.7%, Aa/AA-7.8%, A/A-12.9%, Baa/BBB-21.5%, Ba/BB-14.3% and B/B-1.5%. Securities with different ratings from Moody's and S&P were assigned the higher rating. This information reflects the average month end composition of the assets for the Fund's last fiscal year and is not necessarily representative of the Fund as of the end of last year, the current fiscal year or any other time.

     In general, the longer the maturity of a security, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a security. The average maturity of the Fund's portfolio will vary depending on anticipated market conditions. It is anticipated that the Fund will invest in debt obligations with maturities ranging from short-term (including overnight) to 30 years, and that the Fund's portfolio of securities will have an average weighted maturity of between five and 20 years.

     CORPORATE DEBT SECURITIES. In selecting corporate debt securities for the Fund, the Adviser reviews and monitors the creditworthiness of each issuer and issue. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. In addition to the debt securities of domestic corporations, the Fund may invest in debt securities registered and sold in the United States by foreign issuers (Yankee Bonds) and those sold outside the United States by foreign or U.S. issuers (Eurobonds). The Fund restricts its purchases of these securities to issues denominated and payable in United States dollars. All obligations of non-U.S. issuers purchased by the Fund will be issued or guaranteed by a sovereign government, by a supranational agency whose members are sovereign governments, or by a U.S. issuer in whose debt securities the Fund could invest.

     U.S. GOVERNMENT SECURITIES. The U.S. Government Securities in which the Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills and notes) and other securities backed by the full faith and credit of the U.S. Government, such as those issued by the Government National Mortgage Association ("GNMA"). The Fund may also invest in U.S. Government Securities that have lesser degrees of government backing. For instance, the Fund may purchase obligations of the of the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") (which are supported by the right of the issuer to borrow from the Treasury under certain circumstances) and obligations of the Student Loan Marketing Association and the Federal Home Loan Banks (which are supported only by the credit of the agency or instrumentality). There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit and, accordingly, these securities may involve more risk than other U.S. Government Securities.

     MORTGAGE-BACKED SECURITIES. The Adviser anticipates that up to 50% of the value of the Fund's total assets may be invested in mortgage-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by banks, savings associations, private mortgage insurance companies or mortgage bankers.

Interests in mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. In contrast, mortgage-backed securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities or a mortgage loan servicer. Additional payments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans.

     UNDERLYING MORTGAGES. Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes, but may be made to purchasers of mobile homes or other real estate interests. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage servicers impose qualification standards for local lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

     LIQUIDITY AND MARKETABILITY. Generally, government and government-related pass-through pools are highly liquid. While private conventional pools of mortgages (pooled by non-government-related entities) have also achieved broad market acceptance and an active secondary market has emerged, the market for conventional pools is smaller and less liquid than the market for government and government-related mortgage pools.

     AVERAGE LIFE AND PREPAYMENTS. The average life of a pass-through pool varies with the maturities of the underlying mortgage instruments. In addition, a pool's terms may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Prepayments with respect to securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if the securities were acquired at a premium. The occurrence of mortgage prepayments is affected by various factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.
As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. The assumed average life of pools of mortgages having terms of 30 years or less is typically between five and 12 years.

     YIELD CALCULATIONS. Yields on pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgages. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund.

     GOVERNMENT AND GOVERNMENT-RELATED GUARANTORS. The principal government guarantor of mortgage-backed securities is GNMA, a wholly-owned United States Government corporation within the Department of Housing and Urban Development. Mortgage-backed securities are also issued by FNMA, a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development, and FHLMC, a corporate instrumentality of the United States Government. While FNMA and FHLMC each guarantee the payment of principal and interest on the securities they issue, unlike GNMA securities, their securities are not backed by the full faith and credit of the United States Government.

     PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional mortgage loans; mortgage-backed bonds (which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans); and collateralized mortgage obligations ("CMOs"). Mortgage-backed securities issued by non-governmental issuers may offer a higher rate of interest than securities issued by government issuers because of the absence of direct or indirect government guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities, however, guarantee timely payment of interest and principal on these securities. Timely payment of interest and principal may also be supported by various forms of insurance, including individual loan, title, pool and hazard policies.

     ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities ("ARMs") are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or
market interest rate.   Although the rate adjustment feature may act as a buffer
to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Also, most adjustable rate securities (or the underlying mortgages) are subject to caps or floors. "Caps" limit the maximum amount by which the interest rate paid by the borrower may change at each reset date or over the life of the loan and, accordingly, fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.


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

     ARMs may have less risk of a decline in value during periods of rapidly rising rates, but they may also have less potential for capital appreciation than other debt securities of comparable maturities due to the periodic adjustment of the interest rate on the underlying mortgages and due to the likelihood of increased prepayments of mortgages as interest rates decline. Furthermore, during periods of declining interest rates, income to the Fund will decrease as the coupon rate resets along with the decline in interest rates. During periods of rising interest rates, changes in the coupon rates of the mortgages underlying the Fund's ARMs may lag behind changes in market interest rates. This may result in a lower value until the interest rate resets to market rates.

     COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs are debt obligations that are collateralized by mortgages or mortgage pass-through securities issued by GNMA, FHLMC or FNMA or by pools of conventional mortgages ("Mortgage Assets"). CMOs may be privately issued or U.S. Government Securities. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs on the same schedule as they are received, although, certain classes (often referred to as tranches) of CMOs have priority over other classes with respect to the receipt of payments. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-backed securities. The Adviser's analyses of particular CMO issues and estimates of future economic indicators (such as interest rates) become more important to the performance of the Fund as the securities become more complicated.

     ASSET-BACKED SECURITIES. The Adviser anticipates that up to 15% of the value of the Fund's total assets may be invested in asset-backed securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

4.   TAXSAVER BOND FUND

     INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE


     The investment objective of the Fund is to provide shareholders with a high level of current income exempt from Federal income tax. Although the Fund will attempt to invest 100% of its assets in municipal securities the interest on which is exempt from all Federal income tax, including the Federal alternative minimum tax ("AMT"), the Fund reserves the right to invest up to 20% of the value of its net assets in securities on which the interest income is subject to Federal income taxation. In addition, the Fund may assume a temporary defensive position and invest without limit in cash and cash equivalents that may be taxable. There can be no assurance that the Fund will achieve its investment objective. The Fund may seek to achieve its objective by holding, as its only investment securities, the securities of an investment company having substantially the same investment objective and policies as the Fund. "Other Information -- Fund Structure." Additional information concerning the investment policies of the Fund, including additional fundamental policies, is contained in the SAI.

INVESTMENT POLICIES

     The Fund pursues its objective by investing principally in investment grade debt obligations issued by the states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities. These securities are generally known as "municipal securities" and include municipal bonds, notes and leases. It is anticipated that under normal circumstances substantially all of the Fund's total assets will be invested in municipal securities the interest income from which is exempt from Federal income taxes, including the Federal AMT.

     In general, the longer the maturity of a municipal security, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a municipal security. The average maturity of the Fund's portfolio will vary depending on anticipated market conditions. It is anticipated, however, that the average weighted maturity of all municipal securities in the Fund's portfolio will normally range between five and 15 years.

     Some municipal securities are related in such a way that an economic, business or political development affecting one municipal security would have a similar effect on another municipal security. For example, the repayment of different obligations may depend on similar types of projects. While the Fund may invest more than 25% of its total assets in private activity bonds, ("PABs") under normal circumstances no single type of revenue bond (for example, electric revenue bonds or housing revenue bonds) will constitute more than 25% of the Fund's total assets. In addition, under normal circumstances no more than 25% of the Fund's total assets may be invested in issuer's located in any one state, territory or possession.

     Under current Federal tax law, interest on certain municipal securities issued after August 7, 1986 to finance "private activities" will be a "tax preference item" for purposes of the Federal AMT applicable to certain individuals and corporations. The interest on these securities generally is fully tax-exempt for regular Federal income tax purposes. The Fund may from time to time purchase certain municipal securities the interest on which constitutes a "tax preference item" for purposes of the Federal AMT.

     CREDIT MATTERS. Normally, at least 65% of the Fund's total assets will be invested in municipal bonds rated at the time of purchase within the four highest grades assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa) or Standard & Poor's Corporation ("S&P") (AAA, AA, A and BBB) or which are unrated and determined by the Adviser to be of comparable quality. Securities in these ratings generally are considered to be investment grade securities, although Moody's indicates that municipal securities rated Baa have speculative characteristics. Unrated securities may not be as actively traded as rated securities. A further description of the ratings used by Moody's, S&P and other NRSROs is included in the SAI.

     The tax-free yields sought by the Fund are generally obtainable from securities rated within the four highest rating categories by NRSROs. The Fund may, however, invest up to 25% of its total assets in municipal bonds rated in the fifth highest rating category by any NRSRO or which are unrated and determined by the Adviser to be of comparable quality. These securities are not considered to be investment grade and have speculative or predominantly speculative characteristics. See "Certain Risk Factors." The Fund only will invest in municipal notes and other short-term municipal obligations in the two highest rating categories assigned by an NRSRO or which are unrated and determined by the Adviser to be of comparable quality. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Advisor to be of comparable quality) only if the Adviser determines that retaining the security is in the best interests of the Fund.

     A non-rated municipal security will be considered for investment by the Fund when the Adviser believes that the financial condition of the issuer of such obligation and the protection afforded by the terms of the obligation limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest. During its last fiscal year, the Fund had 73% of its average annual assets in municipal securities rated by Moody's or S&P and 27% of its average annual assets in unrated investments, including cash and cash equivalents. For that year the Fund had the following percentages of its average annual net assets invested in rated securities: Aaa/AAA-20.2%, Aa/AA-6.3%, A/A-12.3% and Baa/BBB-34.1%. Securities with different ratings from Moody's and S&P were assigned the higher rating. This information reflects the average composition of the Fund's assets for the Fund's last fiscal year and is not necessarily representative of the Fund as of the end of last year, the current fiscal year or any other time.

     MUNICIPAL BONDS. Municipal bonds, which are intended to meet longer term capital needs, can be classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by a municipality's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are generally payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds also include PABs, which are bonds issued by or on behalf of public authorities to finance various privately operated facilities. PABs are in most cases revenue bonds and generally do not have the pledge of the full faith, credit and taxing power of the municipality issuer. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for payment. The Fund will acquire only PABs whose interest payments, in the opinion of the issuer's counsel, are exempt from Federal income taxation (other than the AMT).

     MUNICIPAL NOTES AND LEASES. Municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill short-term capital needs and generally have original maturities of 397 days or less. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Municipal leases and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the government issuer) are a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of long-term debt. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds or notes as described in the SAI.

     PARTICIPATION INTERESTS. The Fund may purchase participation interests in municipal securities (which may be fixed, floating or variable rate securities) that are owned by banks or other financial institutions. Participation interests carry a demand feature backed by a letter of credit or guarantee of the bank or institution permitting the holder to tender them back to the bank or other institution. The Fund will only purchase participation interests from Federal Deposit Insurance Corporation insured banks having total assets of more than one billion dollars or from other financial institutions whose long-term debt securities are rated within the four highest rating categories by an NRSRO or which are unrated and determined by the Adviser to be of comparable quality. Prior to purchasing any participation interest, the Fund will obtain appropriate assurances from counsel retained by the Trust that the interest earned by the Fund from the obligations in which it holds participation interests is exempt from Federal income tax.

     STAND-BY COMMITMENTS. The Fund may purchase municipal securities together with the right to resell them to the seller at an agreed upon price or yield within specified periods prior to their maturity dates. These rights to resell are commonly known as "stand-by commitments." The aggregate price which the Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit the Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. The Fund will enter into stand-by commitments only with banks or municipal securities dealers that in the opinion of the Adviser present minimal credit risks. The value of a stand-by commitment is dependent on the ability of the writer to meet its repurchase obligation.

5.   CERTAIN RISK FACTORS

     DIVERSIFICATION MATTERS. The Funds are non-diversified, which means that they have greater latitude than a diversified fund with respect to the investment of its assets in the securities of a relatively few municipal issuers. As non-diversified portfolios, the Funds may present greater risks than a diversified fund. The Funds' diversification requirements provide that, as of the last day of each fiscal quarter, with respect to 50% of its assets, a Fund may not own the securities of a single issuer, other than a U.S. Government security, with a value of more than 5% of the Fund's total assets. Except for U.S. Government securities, no more than 25% of the total assets of a Fund may be invested in securities of any one issuer. These limitations do not apply to securities of an issuer payable solely from the proceeds of escrowed U.S. Government securities. A Fund will be subject to a greater risk of loss if an issuer in which the Fund invests a substantial amount of its assets is unable to make interest or principal payments or if the market value of securities declines.

     NON-INVESTMENT GRADE DEBT SECURITIES. The Funds may invest in non-investment grade, high risk securities (securities rated lower than the fourth highest rating category by an NRSRO), which provide poor protection for payment of principal and interest. These lower rated securities (often referred to as "junk bonds") involve greater risk of default or price changes due to changes in the issuer's creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. These risks may be magnified in the case of unrated junk bonds. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Further information concerning these investments is contained in the SAI.

6.   ADDITIONAL INVESTMENT
     POLICIES

     All investment policies of a Fund that are designated as fundamental, and each Fund's investment objective, may not be changed without approval of the holders of a majority of that Fund's outstanding voting securities. A majority of a Fund's outstanding voting securities means the lesser of 67% of the shares of that Fund present or represented at a shareholders meeting at which the holders of more than 50% of the shares are present or represented, or more than 50% of the outstanding shares of the Fund. Except as otherwise indicated, investment policies of the Funds are not fundamental and may be changed by the Board of Directors of the Trust (the "Board") without shareholder approval. A further description of the Funds' investment policies is contained in the SAI.

     The Funds may borrow money for temporary or emergency purposes (including the meeting of redemption requests), but not in excess of 33 1/3% of the value of a Fund's total assets. Borrowing for purposes other than meeting redemption requests will not exceed 5% of the value of a Fund's total assets. The Funds may not invest more than 15% of their net assets in illiquid securities, including repurchase agreements not entitling the Fund to the payment of principal within seven days. Although they have no current intention, each Fund may in the future seek to hedge against a decline in the value of securities they own or an increase in the price of securities which it plans to purchase through the writing and purchase of exchange-traded and over-the-counter options and the purchase and sale of futures contracts and options on those futures contracts. In order to avoid maintaining idle cash, the Funds may invest up to 10% of their total assets in money market mutual funds that, in the case of TaxSaver Bond Fund, invest in municipal securities exempt from Federal income taxes.

     REPURCHASE AGREEMENTS AND LENDING OF PORTFOLIO SECURITIES. Each Fund may seek additional income by entering into repurchase agreements or by lending securities from its portfolio to brokers, dealers and other financial institutions. These investments may entail certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, a Fund might suffer a loss. The Adviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when it believes the counterparties present minimal credit risks and the income to be earned from the transaction justifies the attendant risks.

     Repurchase agreements are transactions in which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. When a Fund lends a security it receives interest from the borrower or from investing cash collateral. The Trust maintains possession of the purchased securities and any underlying collateral in these transactions, the total market value of which on a continuous basis is at least equal to the repurchase price or value of securities loaned, plus accrued interest. The Funds may pay fees to arrange securities loans.

     DEBT SECURITIES. The market value of debt securities (including municipal securities) depends on, among other things, conditions in the market for the security and the fixed income markets generally, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The market value of the interest-bearing debt securities held by the Funds will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, a decline in interest rates produces an increase in market value, while an increase in interest rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The possibility exists, therefore, that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may be materially impaired.

     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction. The Funds enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities.

     During the period between a commitment and settlement, no payment is made for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. However, at the time a Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including price fluctuation. Failure by the other party to deliver or pay for a security purchased or sold by the Fund may result in a loss or a missed opportunity to make an alternative investment. Any significant commitment of a Fund's assets committed to the purchase of securities on a when-issued or forward commitment basis may increase the volatility of its net asset value.

     The use of when-issued transactions and forward commitments may enable a Fund to hedge against anticipated changes in interest rates and prices. If the Adviser were to forecast incorrectly the direction of interest rate movements, however, the Fund might be required to complete these transactions at prices inferior to the current market values. No when-issued or forward commitments will be made by a Fund if, as a result, more than 15% of the value of the Fund's total assets would be committed to such transactions.

     VARIABLE AND FLOATING RATE SECURITIES. The securities in which the Funds invest may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of a Fund to maintain a stable net asset value. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to various rates of interest or index.

     There may not be an active secondary market for certain floating or variable rate instruments, which could make it difficult for a Fund to dispose of an instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to an instrument. The Adviser monitors the liquidity of the Funds' investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

     TEMPORARY DEFENSIVE POSITION. When business or financial conditions warrant, for example, when issues of sufficient quality and liquidity are not available, a Fund may assume a temporary defensive position and invest all or part of its assets in cash or prime quality cash equivalents, including (i) short-term

U.S. Government securities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States, (iii) commercial paper, (iv) repurchase agreements covering any of the securities in which the Fund may invest directly and (v) to the extent permitted by the Investment Company Act of 1940, money market mutual funds. During periods when and to the extent that a Fund has assumed a temporary defensive position, it will not be pursuing its investment objective.

     PORTFOLIO TURNOVER. The frequency of portfolio transactions of each Fund (the portfolio turnover rate) will vary from year to year depending on market conditions. From time to time the Funds may engage in active short-term trading to benefit from yield disparities among different issues of debt securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This type of trading will increase the Funds' portfolio turnover rate and transaction costs and may increase the Funds' short-term capital gain, which is taxable as ordinary income. The Adviser weighs the anticipated benefits of short-term investments against these consequences. The Funds' portfolio turnover rate is reported under "Financial Highlights."

7.   MANAGEMENT

     The business of the Trust is managed under the direction of the Board of Directors. The Board formulates the general policies of the Funds and meets periodically to review the results of the Funds, monitor investment activities and practices and discuss other matters affecting the Fund and the Trust.

MANAGER AND DISTRIBUTOR

     Subject to the supervision of the Board, Forum supervises the overall management of the Funds. Forum, the Adviser and the Transfer Agent are members of the Forum Financial Group of companies and together provide a full range of services to the investment Trust and financial services industry. As of the date hereof Forum acted as manager and distributor of registered investment companies and collective trust funds with assets of approximately $9.2 billion. Forum, whose address is 61 Broadway, New York, New York 10006, is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc. As of the date of this Prospectus, Forum, the Adviser and the Transfer Agent were controlled by John Y. Keffer, President and Chairman of the Trust.

     Under its management agreement with the Trust, Forum supervises all aspects of the Funds' operations, including the receipt of services for which the Trust is obligated to pay, provides the Trust with general office facilities and provides, at the Trust's expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Trust. Those officers, as well as certain other employees and Directors of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) Forum and its affiliates. For these services and facilities, Forum receives with respect to each Fund a management fee at an annual rate of 0.30% of each Fund's average daily net assets.

     Forum also acts as the distributor of shares of the Funds and pursuant to a distribution agreement with the Trust Forum receives, and may reallow to certain financial institutions, the sales charge paid by the purchasers of the Funds' shares. See "Purchases and Redemptions of Shares - Sales Charges."

ADVISER

     Forum Advisors, Inc. serves as the investment adviser of each Fund.
Subject to the general supervision of the Board, the Adviser makes investment decisions for the Funds. For its services, the Adviser receives an advisory fee at an annual rate of 0.40% of each Fund's average daily net assets. The Adviser was incorporated under the laws of Delaware in 1987 and is registered under the Investment Advisers Act of 1940.

     Leslie C. Berthy, Managing Director of the Adviser since 1989, is primarily responsible for the day-to-day management of the Funds' portfolios and has been since the Funds' inception. Prior to his association with the Adviser, Mr. Berthy was Managing Director and Co-Chief Executive Officer of Irwin Union Capital Corp., an affiliate of Irwin Union Bank & Trust Co.

SHAREHOLDER SERVICING

     Shareholder inquiries and communications concerning the Fund may be directed to the Transfer Agent. The Transfer Agent acts as the Funds' transfer agent and dividend disbursing agent. The Transfer Agent maintains an account for each shareholder of the Funds (unless such accounts are maintained by sub-transfer agents or processing agents) and performs other transfer agency and shareholder related functions. For its services, the Transfer Agent receives a fee at an annual rate of 0.25% of each Fund's average daily net assets.

     The Transfer Agent is authorized to subcontract any or all of its functions to one or more qualified sub-transfer agents or processing agents, which may be processing organizations (as described under "Purchases and Redemptions of Shares - Purchases and Redemptions through Financial Institutions"), Forum or affiliates of Forum, who agree to comply with the terms of the Transfer Agency Agreement. The Transfer Agent may pay those agents for their services, but no such payment will increase the Transfer Agent's compensation from the Trust. In addition, the Transfer Agent performs portfolio accounting services for the Funds, including determination of the Funds' net asset value per share, pursuant to a separate agreement with the Trust.

EXPENSES OF THE TRUST

     Each Fund's expenses comprise Trust expenses attributable to a Fund, which are charged to the Fund, and expenses not attributable to a particular fund of the Trust, which are allocated among the Fund and all other funds of the Trust in proportion to their average net assets. Subject to the obligations of the Adviser to reimburse the Trust for excess expenses of the Funds, the Trust pays for all of its expenses. The Adviser, Forum and the Transfer Agent, in their sole discretion, may waive all or any portion of their respective fees, which are accrued daily and paid monthly. Any such waiver, which could be discontinued at any time, would have the effect of increasing a Fund's performance for the period during which the waiver was in effect and would not be recouped at a later date.

8.   PURCHASES AND REDEMPTIONS
     OF SHARES

GENERAL INFORMATION

     Investments in a Fund may be made either by an investor directly or through certain brokers or financial institutions of which the investor is a customer. All transactions in Fund shares are effected through the Transfer Agent, which accepts orders for purchases and redemptions from shareholders of record and new investors. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders and may charge a fee for certain shareholder services, although no such fees are currently contemplated.

     PURCHASES. Fund Shares are sold at a price equal to their net asset value plus any applicable sales charge on all weekdays except customary national business holidays and Good Friday ("Fund Business Day"). Fund shares are issued immediately following the next determination of net asset value made after an order for the shares in proper form is accepted by the Transfer Agent. Each Fund's net asset value is calculated at 4:00 p.m., Eastern time on each Fund Business Day. Fund shares become entitled to receive dividends on the next Fund Business Day after the investor's funds are converted to funds on deposit at a Federal Reserve Bank ("Federal Funds"), which for purchase orders by check is the second Fund Business Day after receipt of the check and acceptance of the order. Payment in the form of a bank wire will be treated as a Federal Funds payment received at the time the wire is received.

     The Funds reserve the right to reject any subscription for the purchase of their shares. Stock certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares.

     REDEMPTIONS. Fund shares may be redeemed without charge at their net asset value on any Fund Business Day. There is no minimum period of investment and no restriction on the frequency of redemptions. Fund shares are redeemed as of the next determination of the Fund's net asset value following acceptance by the Transfer Agent of the redemption order in proper form (and any supporting documentation which the Transfer Agent may require). Shares redeemed are not entitled to receive dividends declared after the day on which the redemption becomes effective.

     Normally, redemption proceeds are paid immediately following, but in no event later than seven days following, acceptance of a redemption order. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check used for investment has been cleared by the shareholder's bank, which may take up to 15 calendar days. This delay may be avoided by investing through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. The right of redemption may not be suspended nor the payment dates postponed except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings or under any emergency or other circumstance as determined by the SEC.

     Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. The Trust will only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

     The Trust employs reasonable procedures to ensure that telephone orders are genuine (which include recording certain transactions and the use of shareholder security codes) and, if it does not, may be liable for any losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent.

     Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account with an aggregate net asset value of less than $1,000. The Trust will not redeem accounts that fall below that amount solely as a result of a reduction in net asset value.

PURCHASE AND REDEMPTION PROCEDURES

     The following purchase and redemption procedures and shareholder services apply to investors who invest in the Funds directly. These investors may obtain the account application necessary to open an account by writing the Transfer Agent at the address on the cover page of this prospectus. For those shareholder services not referenced on the account application and to change information on a shareholder's account (such as addresses), investors or existing shareholders should request an optional services form from the Transfer Agent.

INITIAL PURCHASE OF SHARES

     There is a $5,000 minimum for initial investments in either Fund ($2,000 for individual retirement accounts).

     BY MAIL. Investors may send a check made payable to the Trust along with a completed account application to the Fund at the address on the cover page of this Prospectus. Checks are accepted at full value subject to collection. If a check does not clear, the purchase order will be cancelled and the investor will be liable for any losses or fees incurred by the Trust, the Transfer Agent or Forum.

     BY BANK WIRE. To make an initial investment in either Fund using the wire system for transmittal of money among banks, an investor should first telephone the Trust at (207) 879-0001 to obtain an account number. The investor should then instruct a member commercial bank to wire the investor's money immediately to:

     First National Bank of Boston
     Boston, Massachusetts
     ABA# 011000390
     For Credit To:  Forum Financial Corp.


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

     Account #:  541-54171
       Re: [Name of Fund]
       Account #:
       Account Name:

     The investor should then promptly complete and mail the account application. Any investor planning to wire funds should instruct a bank early in the day so the wire transfer can be accomplished the same day.

SUBSEQUENT PURCHASES OF SHARES

     There is a $500 minimum for subsequent purchases. Subsequent purchases may be made by mailing a check or by sending a bank wire as indicated above. Shareholders using the wire system for purchase should first telephone the Trust at (207) 879-0001 to notify it of the wire transfer. All payments should clearly indicate the shareholder's name and account number.

     Shareholders may purchase Fund shares at regular, preselected intervals by authorizing the automatic transfer of funds from a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. Under the program, existing shareholders may authorize amounts of $250 or more to be debited from their bank account and invested in a Fund monthly or quarterly. Shareholders may terminate their automatic investments or change the amount to be invested at any time by written notification to the Transfer Agent.

REDEMPTION OF SHARES

     Shareholders that wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.

     BY MAIL. Shareholders may make a redemption in any amount by sending a written request to the Transfer Agent accompanied by any stock certificate that may have been issued to the shareholder. All written requests for redemption must be signed by the shareholder with signature guaranteed and all certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed.

     BY TELEPHONE. A shareholder that has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at (207) 879-0001 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Fund will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds.

     BY BANK WIRE. For redemptions of more than $5,000, a shareholder that has elected wire redemption privileges may request a Fund to transmit the redemption proceeds by Federal Funds wire to a bank account designated on the shareholder's account application. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day after the redemption request in proper form is received by the Transfer Agent.

     AUTOMATIC REDEMPTIONS. Shareholders may redeem Fund shares at regular, preselected intervals by authorizing the automatic redemption of shares from their Fund account. Redemption proceeds will be sent either by check or by automatic transfer to a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. Under this program, shareholders may authorize the redemption of shares in amounts of $250 or more from their account monthly, twice a month or quarterly. Shareholders may terminate their automatic redemptions or change the amount to be redeemed at any time by written notification to the Transfer Agent.

     SIGNATURE GUARANTEES. A signature guarantee is required for any written redemption request and for any endorsement on a stock certificate. In addition, a signature guarantee also is required for instructions to change a shareholder's record name or address, designated bank account for wire redemptions or automatic investment or redemption, dividend election, telephone redemption or exchange option election or any other option election in connection with the shareholder's account. Signature guarantees may be provided by any eligible institution, including a bank, a broker, a dealer, a national securities exchange, a credit union, or a savings association that is authorized to guarantee signatures, acceptable to the Transfer Agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

EXCHANGES

     Fund shareholders are entitled to exchange their shares for shares of the other Fund, any other fund of the Trust or any other fund that participates in the exchange program (currently, Sound Shore Fund, Inc.) and whose shares are eligible for sale in the shareholder's state of residence. Exchanges may only be made between accounts registered in the same name. The minimum amount to open an account in a Fund through an exchange from another fund is $2,500. A completed account application must be submitted to open a new account in a Fund through an exchange if the shareholder requests any shareholder privilege not associated with the existing account. Exchanges are subject to the fees charged by, and the restrictions listed in the prospectus for, the fund into which a shareholder is exchanging, including minimum investment requirements. The Funds do not charge for the exchange privilege and there is currently no limit on the number of exchanges a shareholder may make.

     The Trust (and Federal tax law) treats an exchange as a redemption of the shares owned and the purchase of the shares of the fund being acquired. Redemptions and purchases are effected at the respective net asset values of the two funds as next determined following receipt of proper instructions and all necessary supporting documents by the fund whose shares are being exchanged.

     If a shareholder exchanges into a fund that imposes a sales charge, that shareholder is required to pay the difference between that fund's sales charge and any sales charge the shareholder has previously paid in connection with the shares being exchanged. For example, if a shareholder paid a 2% sales charge in connection with the purchase of the shares of a fund and then exchanged those shares into another fund with a 3% sales charge, that shareholder would pay an additional 1% sales charge on the exchange. Shares acquired through the reinvestment of dividends and distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid. The exchange privilege may be modified materially or terminated by the Trust at any time upon 60 days' notice to shareholders.

     BY MAIL. Exchanges may be accomplished by written instructions to the Transfer Agent accompanied by any stock certificate that may have been issued to the shareholder. All written requests for exchanges must be signed by the shareholder (a signature guarantee is not required) and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed.

     BY TELEPHONE. Exchanges may be accomplished by telephone by any shareholder that has elected telephone exchange privileges by calling the Transfer Agent at (207) 879-0001 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number.

INDIVIDUAL RETIREMENT ACCOUNTS

     Investors Bond Fund may be a suitable investment vehicle for part or all of the assets held in individual retirement accounts ("IRAs"). The minimum initial investment for an IRA is $2,000 and the minimum subsequent investment is $500. Individuals may make tax-deductible IRA contributions of up to a maximum of $2,000 annually. However, this deduction will be reduced if the individual or, in the case of a married individual filing jointly, either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan and has adjusted gross income above certain levels.

PURCHASES AND REDEMPTIONS THROUGH
FINANCIAL INSTITUTIONS

     Shares may be purchased and redeemed through certain brokers, banks and other financial institutions ("Processing Organizations"), including affiliates of the Transfer Agent. Processing Organizations may receive as a dealer's reallowance a portion of the sales charge paid by their customers who purchase Fund shares. In addition, Processing Organizations may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. The Trust is not responsible for the failure of any institution to promptly forward these requests.

     Investors who purchase shares will be subject to the procedures of their Processing Organization, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in the Fund directly. These investors should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. Customers who purchase Fund shares through a Processing Organization may or may not be the shareholder of record and, subject to their institution's and the Fund's procedures, may have Fund shares transferred into their name. There is typically a three day settlement period for purchases and redemptions through broker-dealers. Certain other Processing Organizations may enter purchase orders with payment to follow.

     Certain shareholder services may not be available to shareholders who have purchased shares through a Processing Organization. These shareholders should contact their Processing Organization for further information. The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with such confirmations and periodic statements as may be required by law or agreed to between the Processing Organization and its customers.

SALES CHARGES

     The public offering price for shares of a Fund is the sum of the net asset value of the shares being purchased plus any applicable sales charge. No sales charge is assessed on the reinvestment of dividends or other distributions. The sales charge is assessed as follows (net asset value percentages are rounded to the nearest one-hundredth percent):



                                  SALES CHARGE
                                     AS % OF

                                  PUBLIC           NET
                                 OFFERING         ASSET        DEALERS'
AMOUNT OF PURCHASE              PRICE ____       VALUE*       REALLOWANCE

less than $100,000                  3.75%          3.90%          3.25%
$100,000 but less
  than $200,000                     3.25           3.36           2.85
$200,000 but less
  than $400,000                     2.50           2.56           2.20
$400,000 but less
  than $600,000                     2.00           2.04           1.75
$600,000 but less
  than $800,000                     1.50           1.52           1.25
$800,000 but less
  than $1,000,000                   1.00           1.01           0.75
$1,000,000
   and up                           0.50           0.50           0.40


  *Rounded to the nearest one-hundredth percent.

     Forum's commission is the sales charge shown above less any applicable discount reallowed to selected brokers and dealers (including banks and bank affiliates purchasing shares as principal or agent). Normally, Forum will reallow discounts to selected brokers and dealers in the amounts indicated in the table above. From time to time, however, Forum may elect to reallow the entire sales charge to selected brokers or dealers for all sales with respect to which orders are placed with Forum during a particular period. The dealers' reallowance may be changed from time to time.

     No sales charge will be assessed on purchases made for investment purposes by: (a) any bank, trust company, savings association or similar institution with whom Forum has entered into a share purchase agreement acting on behalf of the institution's fiduciary customer accounts or any account maintained by its trust department (including a pension, profit sharing or other employee benefit trust created pursuant to a qualified retirement plan); (b) any registered investment adviser with whom Forum has entered into a share purchase agreement and which is acting on behalf of its fiduciary customer accounts; (c) directors and officers of the Trust; directors, officers and full-time employees of the Adviser, Forum, any of their affiliates or any organization with which Forum has entered into a selected dealer or processing agent agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative; (d) any person who has, within the preceding 90 days, redeemed Fund shares (but only on purchases in amounts not exceeding the redeemed amounts) and completes a reinstatement form upon investment; (e) persons who exchange into a Fund from a mutual fund other than a fund of the Trust that participates in the Trust's exchange program, see "Purchases and Redemptions of Shares - Exchange Program;" and (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986. The Trust may require appropriate documentation from an investor concerning that investor's eligibility to purchase Fund shares without a sales charge. Any shares so purchased may not be resold except to the Fund.

REDUCED SALES CHARGES

     For an investor to qualify for one of the following types of reduced sales charges, the investor must notify the Transfer Agent at the time of purchase. Reduced sales charges may be modified or terminated at any time and are subject to confirmation of an investor's holdings.

     RIGHTS OF ACCUMULATION. An investor's purchase of additional shares of a Fund may qualify for rights of accumulation ("ROA") wherein the applicable sales charge will be based on the total of the investor's current purchase and the net asset value (at the end of the previous Fund Business Day) of shares of that Fund held by the investor. For example, if an investor owned shares of a Fund worth $400,000 at the then current net asset value and purchased shares of the Fund worth an additional $50,000, the sales charge for the $50,000 purchase would be at the 2% rate applicable to a single $450,000 purchase, rather than at the 3.75% rate. To qualify for ROA on a purchase, the investor must inform the Transfer Agent and supply sufficient information to verify that each purchase qualifies for the privilege or discount.

     LETTER OF INTENT. Investors may also obtain reduced sales charges based on cumulative purchases by means of a written Letter of Intent ("LOI"), which expresses the investor's intention to invest $100,000 or more within a period of 13 months in shares of a Fund. Each purchase of shares under a LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI.

     An LOI is not a binding obligation upon the investor to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the LOI will be held subject to a registered pledge (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased within 13 months. Pledged shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the shares will be released from pledge. Share certificates are not issued for shares purchased under an LOI. Investors wishing to enter into an LOI can obtain a form of LOI from their broker or financial institution or by contacting the Transfer Agent.

9.   DIVIDENDS AND TAX MATTERS

DIVIDENDS

     Dividends of each Fund's net investment income are declared daily and paid monthly. Dividends of net capital gain, if any, realized by a Fund are distributed annually.

     Shareholders may choose either to have all dividends reinvested in additional shares of the Fund that paid the dividend or received in cash. In addition, shareholders may have dividends of net capital gain reinvested in shares of each of the Funds and dividends of net investment income paid in cash. All dividends are treated in the same manner for Federal income tax purposes whether received in cash or reinvested in shares of the Funds.

     All dividends will be reinvested at the Fund's net asset value as of the payment date of the dividend. All dividends are reinvested unless another option is selected. All dividends not reinvested will be paid to the shareholder in cash. Cash payments may be paid more than seven days following the date on which dividends would otherwise be reinvested.

TAXES

     Each Fund intends to continue to qualify for each fiscal year to be taxed as a "regulated investment Trust" under the Internal Revenue Code of 1986. As such, the Funds will not be liable for Federal income taxes on the net investment income and net capital gain distributed to their shareholders. Because the Funds intend to distribute all of their net investment income and net capital gain each year, the Funds should avoid all Federal income and excise taxes.

     INVESTORS BOND FUND. Dividends paid by the Fund out of its net investment income (including any realized net short-term capital gain) are taxable to shareholders as ordinary income.

     TAXSAVER BOND FUND. Shareholders of the Fund generally will not be subject to Federal income tax on dividends paid by the Fund out of tax-exempt interest income earned by the Fund ("exempt-interest dividends"), assuming certain requirements are met. Substantially all of the dividends paid by the Fund are anticipated to be exempt-interest dividends. Any dividends paid by the Fund out of its taxable net investment income (including any realized net short-term capital gain) are taxable to shareholders as ordinary income.

     Persons who are "substantial users" or "related persons" thereof of facilities financed by private activity bonds held by the Fund may be subject to Federal income tax on their pro rata share of the interest income from these bonds and should consult their tax advisors before purchasing shares of the Fund. Under current Federal tax law, interest on certain private activity bonds is treated as an item of tax preference for purposes of the Federal AMT imposed on individuals and corporations. In addition, interest on all tax-exempt obligations is included in the "adjusted current earnings" of corporations for Federal AMT purposes.

     Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund generally is not deductible for Federal income tax purposes.

     The exemption for Federal income tax purposes of dividends derived from interest on municipal securities does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on exempt interest dividends derived from obligations of the state and/or municipalities of the state in which they reside. Shareholders may, however, be subject to tax on income derived from the municipal securities of jurisdictions other than those in which they reside. Shareholders are advised to consult with their tax advisors concerning the application of state and local taxes to investments in the Fund which may differ from the Federal income tax consequences described above.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

     Shortly after the close of each year, a statement is sent to each shareholder of the Fund advising the shareholder of the portion of total dividends paid into the shareholder's account that is exempt from Federal income tax and that is derived from the municipal securities of each state and from other sources. These portions are determined for the entire year and on a monthly basis and, thus, are an annual or monthly average, rather than a day-by-day determination for each shareholder.

     GENERAL. Distributions by the Funds of realized net long-term capital gain, if any, are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder may have held shares in the Fund. If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term capital loss to the extent of any long-term capital gain distribution received on those shares.

     Any capital gain distribution received by a shareholder reduces the net asset value of the shareholder's shares by the amount of the distribution. To the extent that capital gain was accrued by a Fund before the shareholder purchased the shares, the distribution would be in effect a return of capital to the shareholder. Capital gain distributions, including those that operate as a return of capital, however, are taxable to the shareholder receiving them.

     The Funds may be required by Federal law to withhold 31% of reportable payments (which may include taxable dividends, capital gain distributions and redemption proceeds) paid to individuals and certain other non-corporate shareholders. Withholding is not required if a shareholder certifies that the shareholder's social security or tax identification number provided to the Funds is correct and that the shareholder is not subject to backup withholding.

     Reports containing appropriate information with respect to the Federal income tax status of dividends and distributions paid during the year by the Funds will be mailed to shareholders shortly after the close of each year.

TAX-EXEMPT INCOME VS. TAXABLE INCOME

     The table below shows approximate equivalent taxable and tax-free yields at various approximate marginal Federal tax bracket rates. For example, an investor in the 31% tax bracket for 1995 whose investments earn a 5% tax-free yield would have to earn a 7.25% taxable yield to receive the same benefit.

                    1995 FEDERAL TAXABLE VS. TAX-FREE YIELDS

                                       A Tax-Free Yield of
        Federal          5.0%      5.5%      6.0%      6.5%      7.0%      7.5%
      Tax Bracket       equals a taxable yield of approximately

         39.6%          8.28%     9.11%     9.93%    10.76%    11.59%    12.42%
         36.0%          7.81%     8.59%     9.38%    10.16%    10.94%    11.72%
        31.07%          7.25%     7.97%     8.70%     9.42%    10.14%    10.87%
         28.0%          6.94%     7.64%     8.33%     9.03%     9.72%    10.42%
         15.0%          5.88%     6.47%     7.06%     7.65%     8.24%     8.82%

     The yields listed are for illustration only and are not necessarily representative of TaxSaver Bond Fund's yield. Although the Fund primarily invests in securities the interest from which is exempt from Federal income taxes, some of the Fund's investments may generate taxable income. An investor's tax bracket will depend upon the investor's taxable income. The figures set forth above do not reflect the Federal alternative minimum taxes or any state or local income taxes.

     The foregoing is only a summary of some of the important Federal and state tax considerations generally affecting the Funds and their shareholders. There may be other Federal, state or local tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisors.

10.  OTHER INFORMATION

PERFORMANCE INFORMATION

     Each Funds' performance may be quoted in advertising in terms of yield or total return. Both types are based on historical results and are not intended to indicate future performance. A Fund's yield is a way of showing the rate of income earned by the Fund as a percentage of the Fund's share price. Yield is calculated by dividing the net investment income of the Fund for the stated period by the average number of shares entitled to receive dividends and expressing the result as an annualized percentage rate based on the Fund's share price at the end of the period. TaxSaver Bond Fund may also quote tax equivalent yields, which show the taxable yields a shareholder would have to earn to equal the Fund's tax-free yields after taxes. A tax equivalent yield is calculated by dividing the Fund's tax-free yield by one minus a stated Federal, state or combined Federal and state tax rate. Total return refers to the average annual compounded rates of return over some representative period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, after giving effect to the reinvestment of all dividends and distributions and deductions of expenses during the period. Each of the Funds also may advertise its total return over different periods of time on a before-tax, after-tax or taxable-equivalent basis or by means of aggregate, average, year by year, or other types of total return figures. Because average annual returns tend to smooth out variations in the Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results.

     The Funds' advertisements may reference ratings and rankings among similar funds by independent evaluators such as Morningstar, Lipper Analytical Services, Inc. or IBC/Donoghue, Inc. In addition, the performance of the Funds may be compared to recognized indices of market performance. The comparative material found in a Fund's advertisements, sales literature or reports to shareholders may contain performance ratings. These are not to be considered representative or indicative of future performance.

BANKING LAW MATTERS

     Banking laws and regulations generally permit a bank or bank affiliate to purchase shares of an investment Trust as agent for and upon the order of a customer and in the view of Forum would permit a bank or bank affiliate to serve as a Processing Organization or perform sub-transfer agent or similar services for the Trust and its shareholders. If a bank or bank affiliate were prohibited from performing all or a part of the foregoing services, its shareholder customers would be permitted to remain shareholders of the Trust and alternative means for continuing to service them would be sought. It is not expected that shareholders would suffer adverse financial consequences as a result of any changes in bank or bank affiliate service arrangements.

DETERMINATION OF NET ASSET VALUE

     The Trust determines the net asset value per share of the each Fund as of 4:00 p.m., Eastern time, on each Fund Business Day by dividing the value of the Fund's net assets (I.E., the value of its portfolio securities and other assets less its liabilities) by the number of that Fund's shares outstanding at the time the determination is made. Securities owned by a Fund for which market quotations are readily available are valued at current market value, or, in their absence, at fair value as determined by the Board.

THE TRUST AND ITS SHARES

     The Trust was organized in Delaware on August 29, 1995; the Trust's succeeded to the assets and liabilities of Forum Funds, Inc. on January 5, 1996. Forum Funds, Inc. was incorporated on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. The Board has the authority to issue an unlimited number of shares of beneficial interest of separate series with no par value per share and to create separate classes of shares within each series. There are currently seven other series of the Trust.

     Shares issued by the Trust have no conversion, subscription or preemptive rights. Shareholders of the Fund have equal and exclusive rights to dividends and distributions declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. Voting rights are not cumulative and, with respect to matters not affecting all funds of the Trust, generally only shareholders of the affected series may vote. The Trust is not required to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by law. Shareholders have available certain procedures for the removal of Trustees.

FUND STRUCTURE

     The Fund may seek to achieve its objective by investing all of its investable assets in a separate portfolio of a registered, open-end management investment company with substantially the same investment objective and
policies as the Fund.   This "Core and Gateway" fund structure is an arrangement
whereby one or more investment companies or other collective investment vehicles that share investment objectives -- but offer their shares through distinct distribution channels -- pool their assets by investing in a single investment company having substantially the same investment objective and policies (a "Core Portfolio"). This means that the only investment securities that will be held by the Fund will be the Fund's interest in the Core Portfolio. This structure would permit other collective investment vehicles to invest collectively in a Core Portfolio, allowing for greater economies of scale in managing operations of the single Core Portfolio. In the event the Fund invested all of its assets in a Core Portfolio, its methods of operation and shareholder services would not be materially affected by its investment in a corresponding Core Portfolio, except that the assets of the Fund may be managed as part of a larger pool. If the Fund invested all of its assets in a Core Portfolio, it would hold only investment securities issued by the Core Portfolio; the Core Portfolio would directly invest in individual securities of other issuers. The Fund would otherwise continue its normal operation. The Board would retain the right to withdraw the Fund's investments from the Core Portfolio at any time; the Fund would then resume investing directly in individual securities of other issuers or could re-invest all of its assets in another Core Portfolio.

     The Board will authorize investing the Fund's assets in a Core Portfolio only if it first determines that pooling is in the best interests of the Fund and its shareholders. In determining whether to invest in a Core Portfolio, the Board will consider, among other things, the opportunity to reduce costs and achieve operational efficiencies. The Board will not authorize investment in a Core Portfolio if it would materially increase costs to the Fund's shareholders, unless, of course, there were perceived to be a corresponding increase in benefits to shareholders.

     Like the Fund, a Core Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Core Portfolio will be entitled to vote in proportion to the relative value of its interest in the Core Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, the Fund will solicit proxies from shareholders of the Fund and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by the Fund's shareholders will receive a majority of votes cast by all investors in the Portfolio.

INVESTMENT ADVISOR:                     ACCOUNT INFORMATION AND
H.M. Payson & Co.                       SHAREHOLDER SERVICING:
One Portland Square                     Forum Financial Corp.
P.O. Box 31                             P.O. Box 446
Portland, Maine 04112                   Portland, Maine 04112
(207) 772-3761                          (207) 879-0009
(800) 456-6710

PROSPECTUS
AUGUST 1, 1995

As Amended January 5, 1995


     This Prospectus offers shares of Payson Value Fund and Payson Balanced Fund (the "Funds"). The Funds are diversified portfolios of Forum Funds (the "Trust") which is an open-end, management investment company.

PAYSON VALUE FUND. The investment objective of Payson Value Fund is to seek high total returns (capital appreciation and current income) by investing in a diversified portfolio of common stock and securities convertible into common stock which appear to be undervalued in the marketplace.

PAYSON BALANCED FUND. The investment objective of Payson Balanced Fund is to seek a combination of high current income and capital appreciation by investing in common stock and securities convertible into common stock, which appear to be undervalued, and in high grade senior debt securities, including U.S. Government, government agency and corporate obligations.

Shares of the Funds are offered to investors at a price equal to the next determined net asset value without any sales charge.


     This Prospectus sets forth concisely the information concerning the Trust and the Funds that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission ("SEC") a Statement of Additional Information dated August 1, 1995, as amended January 5, 1996, as may from time to time be further amended (the "SAI"), which contains more detailed information about the Trust and the Funds and which is incorporated into this Prospectus by reference. The SAI is available without charge by contacting the Trust at the address listed above.


INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1.  PROSPECTUS SUMMARY

HIGHLIGHTS OF THE FUNDS




INVESTMENT ADVISOR

     H.M. Payson & Co. (the "Advisor"), founded in 1854, serves as each Fund's investment advisor. See "Management - Investment Advisor."

FUND MANAGEMENT

     The manager of the Trust and distributor of its shares is Forum Financial Services, Inc. ("Forum"). Forum supervises the overall administrative activities of the Trust. Forum Financial Corp. (the "Transfer Agent"), Two Portland Square, Portland, Maine 04101, serves as the Trust's transfer agent, dividend disbursing agent and shareholder servicing agent. See "Management."

PURCHASES AND REDEMPTIONS

     Shares of the Funds are offered without a sales charge and may be redeemed without charge at the next determined net asset value. The minimum initial investment is $5,000 ($2,000 for IRAs) and the minimum subsequent investment is $500. See "Purchases and Redemptions of Shares."

EXCHANGE PROGRAM

     Shareholders of the Funds may exchange their shares without charge for the shares of certain other funds of the Trust. See "Purchases and Redemptions of Shares - Exchanges."

DIVIDENDS

     Dividends of net investment income are declared and paid quarterly by each Fund and are reinvested in Fund shares unless a shareholder elects to have them paid in cash. Net capital gain, if any, is distributed annually. See "Dividends and Tax Matters."

CERTAIN RISK FACTORS

     There can be no assurance that either Fund will achieve its investment objective and the net asset value of each Fund will fluctuate based upon changes in the value of its portfolio securities. Investments in equity securities may change in value rapidly and to a great degree. Accordingly, the Funds' net asset values may change similarly. The foreign securities in which the Funds may invest entail certain risks not associated with domestic investments. Investments in lower rated debt securities (including convertible securities) may entail certain risks. See the "Investment Objective and Policies" sections and "Additional Investment Policies."

EXPENSES OF INVESTING IN THE FUNDS

     The purpose of the following table is to assist investors in understanding the various expenses that an investor in a Fund will bear directly or indirectly.

                                                 Payson         Payson
                                                  Value        Balanced
                                                  Fund           Fund

SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on purchases
    (as a percentage of public offering price)    None           None
Exchange Fee                                      None           None
ANNUAL FUND OPERATING EXPENSES(1)
(as a percentage of average net assets)
Management Fees                                   0.80%          0.60%
(after fee waivers)
12b-1 Fees                                        None           None
Other Expenses
    (after expense reimbursements)                0.66%          0.55%
Total Fund Operating Expenses                     1.46%          1.15%

(1) The amounts of expenses are based on amounts incurred by each Fund during the Fund's most recent fiscal year ending March 31, 1995. Absent expense reimbursements, including fee waivers, the expenses of Payson Value Fund and Payson Balanced Fund, respectively, would have been: Advisory Fees, 0.80% and 0.60%; Other Expenses, 1.45% and 1.12%; and Total Fund Operating Expenses, 2.25% and 1.72%. For a further description of the various expenses incurred in the operation of the Fund, see "Management."

EXAMPLE

     Following is a hypothetical example that indicates the dollar amount of expenses that an investor in the Fund would pay assuming a $1,000 investment in the Fund, a 5% annual return, the reinvestment of all dividends and distributions and redemption at the end of each period:

                                     1 Year    3 Years   5 Years  10 Years
Payson Value Fund                      $15       $46       $80      $175
Payson Balanced Fund                   $12       $37       $63      $140

  The example is based on the expenses listed in the table. The five percent annual return is not predictive of and does not represent the Funds' projected returns; rather, it is required by government regulation. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED.

2.   FINANCIAL HIGHLIGHTS

     The following information represents selected data for a single share outstanding of the Payson Balanced Fund. The information with respect to the Fund's fiscal years ended March 31st has been audited in connection with an audit of the Fund's financial statements by Deloitte & Touche LLP, independent auditors. The information with respect to the period ended September 30, 1995 is unaudited. The financial statements and independent auditors' report thereon for the fiscal years ended March 31st are incorporated by reference into the SAI. The Fund's annual report to shareholders may be obtained from the Trust without charge.




                                                                     PAYSON BALANCED FUND

                                                       Six Months                            Year Ended
                                                          Ended                               March 31,
                                                      September 30,        ---------------------------------------------
                                                          1995               1995       1994         1993        1992(1)

Beginning Net Asset Value per Share                    $11.90               $11.71     $11.40      $10.21      $10.00
                                                       ------               ------     ------      ------      ------
Net Investment Income                                    0.22                 0.44       0.34        0.31        0.10
Net Realized and Unrealized Gain
  (Loss) on Securities                                   1.20                 0.24       0.46        1.20        0.21
Dividends from Net Investment Income                    (0.22)               (0.44)     (0.35)      (0.31)      (0.10)
Distributions from Net Realized Gains                     ---                (0.05)     (0.14)      (0.01)        ---
                                                       ------               ------     ------      ------      ------
Ending Net Asset Value per Share                       $13.10               $11.90     $11.71      $11.40      $10.21
                                                       ------               ------     ------      ------      ------
                                                       ------               ------     ------      ------      ------
Ratios to Average Net Assets:
     Expenses (2)                                        1.15%(3)             1.15%      1.15%       1.15%       1.13%(3)
     Net Investment Income                               3.48%(3)             3.91%      4,37%       3,27%       3.46%(3)
Total Return                                            11.99%                6.00%      6.99%      15.12%       9.15%(3)
Portfolio Turnover Rate                                 20.85%               50.06%     80.13%      30.77%       1.53%
Net Assets at the End of Period (000's Omitted)       $15,919              $13,872    $11,355      $5,396      $2,667




     (1)  The Fund commenced operations on November 25, 1991.



     (2) During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
               1.60%(3)  1.72%     1.95%     2.60%     4.88%(3)



    (3)   Annualized.

     The following information represents selected data for a single share outstanding of the Payson Value Fund. The information with respect to the Fund's fiscal years ended March 31st has been audited in connection with an audit of the Fund's financial statements by Deloitte & Touche LLP, independent auditors. The information with respect to the period ended September 30, 1995 is unaudited. The financial statements and independent auditors' report thereon for the fiscal years ended March 31st are incorporated by reference into the SAI. The Fund's annual report to shareholders may be obtained from the Trust without charge.




                                                                       PAYSON VALUE FUND

                                                     Six Months                         Year Ended
                                                        Ended                            March 31,
                                                    September 30,           ---------------------------------
                                                        1995                 1995        1994          1993

Beginning Net Asset Value per Share                   $12.71                $12.11      $11.01        $10.00
                                                      ------                ------      ------        ------
Net Investment Income                                    0.11                 0.18        0.13          0.08
Net Realized and Unrealized Gain
  (Loss) on Securities                                   1.50                 0.60        1.12          1.02
Dividends from Net Investment Income                    (0.11)               (0.18)      (0.15)        (0.09)
Distributions from Net Realized Gains                     ---                  ---         ---            ---
                                                      ------                ------      ------        ------
Ending Net Asset Value per Share                       $14.21               $12.71      $12.11        $11.01
                                                      ------                ------      ------        ------
                                                      ------                ------      ------        ------
Ratios to Average Net Assets:
     Expenses (2)                                        1.45%(3)             1.46%       1.45%         1.44%(3)
     Net Investment Income                              15.23%(3)             1.59%       1.38%         1.63%(3)
Total Return                                            12.70%                6.52%      11.38%        17.05%(3)
Portfolio Turnover Rate                                 16.92%               27.20%      32.15%        23.95%
Net Assets at the End of Period (000's Omitted         $8,741              $7,960      $5,060        $2,145




     (1)  The Fund commenced operations on July 31, 1992.



     (2) During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
               2.08%(3)  2.25%     3.04%     5.35%(3)



    (3)   Annualized.

3.   PAYSON VALUE FUND
     INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE


     The investment objective of Payson Value Fund is to seek high total return (capital appreciation and current income) by investing in a diversified portfolio of common stock and securities convertible into common stock which appear to be undervalued in the marketplace. Except to the degree that is necessary to provide liquidity, and during periods when the Fund assumes a temporary defensive position, the Fund will have all of its assets invested in common stock and securities convertible into common stock. There can be no assurance that the Fund will achieve its investment objective. The Fund may seek to achieve its objective by holding, as its only investment securities, the securities of an investment company having substantially the same investment objective and policies as the Fund. "Other Information " Fund Structure." Additional information concerning the investment policies of the Fund, including additional fundamental policies, is contained in the SAI.


INVESTMENT POLICIES

     The Fund intends to invest principally in securities which, in the Advisor's opinion, are undervalued relative to the stock market as a whole.
This opinion will be based upon a number of valuation measures, including but not limited to an analysis of price/earnings ratios, price/book ratios, dividend yields and measures of current profitability. The Advisor will also consider both the near-term and long-term fundamental prospects of the companies identified. The Fund invests primarily in large and medium capitalization stocks that are widely held by the public.

     The Fund will invest in common stock and convertible securities, including convertible debt and convertible preferred stock, that are rated in one of the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO") or which are unrated by any NRSRO and are judged by the Advisor to be of comparable quality. Unrated securities may not be as actively traded as rated securities. A further description of Moody's Investors Service, Inc., Standard & Poor's Corporation and other NRSRO ratings is included in the SAI.

     CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities.

     The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock.

     CERTAIN RISK FACTORS. The value of the equity securities in which the Fund invests may change rapidly and to a great degree depending upon many factors, including the market's perception of the value of the securities. Accordingly, the net asset value of the Fund may change similarly. Investors in the Fund should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of their overall investment portfolio.

4.   PAYSON BALANCED FUND
     INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE


     The investment objective of Payson Balanced Fund is to seek a combination of high current income and capital appreciation by investing in common stock and securities convertible into common stock, which appear to be undervalued, and in high grade senior debt securities, including U.S. Government, government agency and corporate obligations. The Fund will seek to achieve its investment objective while reducing volatility through the allocation of its assets among the available types of securities based upon the Advisor's opinion of the risk in each. There can be no assurance that the Fund will achieve its investment objective. The Fund may seek to achieve its objective by holding, as its only investment securities, the securities of an investment company having substantially the same investment objective and policies as the Fund. "Other Information " Fund Structure." Additional information concerning the investment policies of the Fund, including additional fundamental policies, is contained in the SAI.


INVESTMENT POLICIES

     Under normal circumstances the Fund will invest in common stock and securities convertible into common stock in a manner similar to that of Payson Value Fund and in investment grade debt securities which the Advisor identifies as providing high levels of income with safety and appreciation potential. For a description of the investment policies and risk considerations of the Fund's equity investments, see "Payson Value Fund Investment Objective and Policies." The debt securities in which the Fund intends to invest include U.S. Government, government agency, and corporate obligations.

     The Fund will not purchase a security if as a result of the purchase less than 25% of its total assets would be in fixed-income senior securities (including debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent their value is attributable to their fixed-income characteristics). This investment policy may be changed by the Board of Directors of the Trust, but only with 60 days' prior shareholder notice. Subject to this restriction, the percentage of the Fund's assets invested in each type of security at any time will be in accordance with the judgment of the Advisor.

     The Fund may invest in the following types of fixed income securities:

     (1) Debt securities which are rated in one of the three highest rating categories by a nationally recognized statistical rating organization ("NRSRO") or which are unrated by any NRSRO and judged by the Advisor to be of comparable quality;

     (2) Obligations issued or guaranteed as to principal and interest by the United States Government or by any of its agencies or instrumentalities ("U.S. Government Securities");

     (3) Mortgage-backed securities which are U.S. Government Securities or are otherwise rated in one of the two highest rating categories by an NRSRO or which are unrated by any NRSRO and judged by the Advisor to be of comparable quality;

     (4) Commercial paper and other money market instruments rated in one of the two highest short-term rating categories by an NRSRO or which are unrated by any NRSRO and judged by the Advisor to be of comparable quality;

     (5) Banker's acceptances or negotiable certificates of deposit issued by the commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation; and

     (6) Convertible securities rated in one of the four highest rating categories by an NRSRO or which are unrated by any NRSRO and judged by the Advisor to be of comparable quality. For a description of convertible securities, see "Payson Value Fund Investment Objective and Policies."

     It is currently anticipated that the Fund will invest in debt obligations with maturities ranging from short-term (including overnight) to thirty years, and that the Fund's portfolio of debt securities will have an average dollar-weighted maturity of between five and 15 years.

     DEBT SECURITIES CONSIDERATIONS AND RISKS. The market value of debt securities depends upon, among other things, conditions in the market for the security and the fixed income markets generally, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, a decline in interest rates produces an increase in market value, while an increase in interest rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The possibility exists, therefore, that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may be materially impaired.

     Securities in the permissible rating categories are generally considered to be investment grade securities, although Moody's Investors Service, Inc. ("Moody's") indicates that securities rated Baa have speculative characteristics. A further description of the ratings used by Moody's, Standard & Poor's Corporation and other NRSROs is contained in the SAI. Unrated securities may not be as actively traded as rated securities. A non-rated security will be considered for investment by the Fund when the Adviser believes that the financial condition of the issuer of such obligation and the protection afforded by the terms of the obligation limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Advisor to be of comparable quality) only if the Advisor determines that retaining the security is in the best interests of the Fund.

     U.S. GOVERNMENT SECURITIES. The U.S. Government Securities in which the Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills and notes) and other securities backed by the full faith and credit of the U.S. Government, such as those issued by the Federal Housing Administration and Government National Mortgage Association ("GNMA"). The Fund may also invest in U.S. Government Securities that have lesser degrees of government backing. For instance, the Fund may invest in obligations of the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") (which are supported by the right of the issuer to borrow from the Treasury under certain circumstances) and obligations of the Student Loan Marketing Association and the Federal Home Loan Banks (which are supported only by the credit of the agency or instrumentality). There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit and, accordingly, these securities may involve more risk than other U.S. Government Securities.

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an interest in a pool of mortgages originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by banks, savings associations, private mortgage insurance companies or mortgage bankers.

     Interests in mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. In contrast, mortgage-backed securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities or a mortgage loan servicer. Additional payments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans.

     UNDERLYING MORTGAGES. Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes, but may be made to purchasers of mobile homes or other real estate interests. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage servicers impose qualification standards for local lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

     LIQUIDITY AND MARKETABILITY. Generally, government and government-related pass-through pools are highly liquid. While private conventional pools of mortgages (pooled by non-government-related entities) have also achieved broad market acceptance and an active secondary market has emerged, the market for conventional pools is smaller and less liquid than the market for government and government-related mortgage pools.

     AVERAGE LIFE AND PREPAYMENTS. The average life of a pass-through pool varies with the maturities of the underlying mortgage instruments. In addition, a pool's terms may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Prepayments with respect to securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if the securities were acquired at a premium. The occurrence of mortgage prepayments is affected by various factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.
As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. The assumed average life of pools of mortgages having terms of 30 years or less is typically between five and 12 years.

     YIELD CALCULATIONS. Yields on pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgages. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund.

     GOVERNMENT AND GOVERNMENT-RELATED GUARANTORS. The principal government guarantor of mortgage-backed securities is GNMA, a wholly-owned United States Government corporation within the Department of Housing and Urban Development. Mortgage-backed securities are also issued by FNMA, a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development, and FHLMC, a corporate instrumentality of the United States Government. While FNMA and FHLMC each guarantee the payment of principal and interest on the securities they issue, unlike GNMA securities, their securities are not backed by the full faith and credit of the United States Government.

     PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional mortgage loans; mortgage-backed bonds (which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans); and collateralized mortgage obligations ("CMOs"). Mortgage-backed securities issued by non-governmental issuers may offer a higher rate of interest than securities issued by government issuers because of the absence of direct or indirect government guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities, however, guarantee timely payment of interest and principal on these securities. Timely payment of interest and principal may also be supported by various forms of insurance, including individual loan, title, pool and hazard policies.

     ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities ("ARMs") are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Also,


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most adjustable rate securities (or the underlying mortgages) are subject to caps or floors. "Caps" limit the maximum amount by which the interest rate paid by the borrower may change at each reset date or over the life of the loan and, accordingly, fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities. ARMs may have less risk of a decline in value during periods of rapidly rising rates, but they may also have less potential for capital appreciation than other debt securities of comparable maturities due to the periodic adjustment of the interest rate on the underlying mortgages and due to the likelihood of increased prepayments of mortgages as interest rates decline. Furthermore, during periods of declining interest rates, income to the Fund will decrease as the coupon rate resets along with the decline in interest rates. During periods of rising interest rates, changes in the coupon rates of the mortgages underlying the Fund's ARMs may lag behind changes in market interest rates. This may result in a lower value until the interest rate resets to market rates.

     COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs are debt obligations that are collateralized by mortgages or mortgage pass-through securities issued by GNMA, FHLMC or FNMA or by pools of conventional mortgages ("Mortgage Assets"). CMOs may be privately issued or U.S. Government Securities. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs on the same schedule as they are received, although, certain classes (often referred to as tranches) of CMOs have priority over other classes with respect to the receipt of payments. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-backed securities. The Adviser's analyses of particular CMO issues and estimates of future economic indicators (such as interest rates) become more important to the performance of the Fund as the securities become more complicated.

     VARIABLE AND FLOATING RATE SECURITIES. The securities in which the Fund invests may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Fund to maintain a stable net asset value. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by the Fund may be tied to various rates of interest or index.

     There may not be an active secondary market for certain floating or variable rate instruments, which could make it difficult for the Fund to dispose of an instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to an instrument. The Advisor monitors the liquidity of the Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

5.   ADDITIONAL INVESTMENT
     POLICIES

     All investment policies of a Fund that are designated as fundamental and each Fund's investment objective may not be changed without approval of the holders of a majority of that Fund's outstanding voting securities. A majority of a Fund's outstanding voting securities means the lesser of 67% of the shares of that Fund present or represented at a shareholders meeting at which the holders of more than 50% of the shares are present or represented, or more than 50% of the outstanding shares of the Fund. Except as otherwise indicated, investment policies of the Funds are not fundamental and may be changed by the Board of Directors of the Trust (the "Board") without shareholder approval. A further description of the Funds' investment policies is contained in the SAI.

     The Funds may borrow money for temporary or emergency purposes (including the meeting of redemption requests), but not in excess of 33 1/3% of the value of a Fund's total assets. Borrowing for purposes other than meeting redemption requests may not exceed 5% of the value of a Fund's total assets. The Funds may not invest more than 15% of their net assets in illiquid securities, including repurchase


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

agreements maturing in more than seven days, and, with respect to 75% of their total assets, may not invest more than 5% of their assets in the securities of a single issuer. In order to avoid maintaining idle cash, the Funds may invest up to 10% of their total assets in money market mutual funds.

     REPURCHASE AGREEMENTS AND LENDING OF PORTFOLIO SECURITIES. Each Fund may seek additional income by entering into repurchase agreements or by lending securities from its portfolio to brokers, dealers and other financial institutions. These investments may entail certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, a Fund might suffer a loss. The Advisor monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when it believes the counterparties present minimal credit risks and the income to be earned from the transaction justifies the attendant risks.

     Repurchase agreements are transactions in which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. When a Fund lends a security it receives interest from the borrower or from investing cash collateral. The Trust maintains possession of the purchased securities and any underlying collateral in these transactions, the total market value of which on a continuous basis is at least equal to the repurchase price or value of securities loaned, plus accrued interest. The Funds may pay fees to arrange securities loans and each Fund will, as a fundamental policy, limit securities lending to not more than 10% of the value of its total assets.

     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction. The Funds enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities.

     During the period between a commitment and settlement, no payment is made for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. However, at the time a Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including price fluctuation. Failure by the other party to deliver or pay for a security purchased or sold by the Fund may result in a loss or a missed opportunity to make an alternative investment. Any significant commitment of a Fund's assets committed to the purchase of securities on a when-issued or forward commitment basis may increase the volatility of its net asset value.

     The use of when-issued transactions and forward commitments may enable a Fund to hedge against anticipated changes in interest rates and prices. If the Adviser were to forecast incorrectly the direction of interest rate movements, however, the Fund might be required to complete these transactions at prices inferior to the current market values. No when-issued or forward commitments will be made by a Fund if, as a result, more than 15% of the value of the Fund's total assets would be committed to such transactions.

     FOREIGN SECURITIES. The Funds may invest up to 20% of their assets in securities of foreign issuers and in American Depository Receipts ("ADRs"). In addition to the debt securities of domestic corporations, Payson Balanced Fund may invest in debt securities registered and sold in the United States by foreign issuers (Yankee Bonds) and debt securities sold outside the United States by foreign or U.S. issuers (Euro-bonds). The Funds intend to restrict their purchases of debt securities to issues denominated and payable in United States dollars.

     Investments in foreign companies involve certain risks, such as exchange rate fluctuations, political or economic instability of the issuer or the country of issue and the possible imposition of exchange controls, withholding taxes on dividends or interest payments, confiscatory taxes or expropriation. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations


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

denominated in U.S. dollars. Foreign securities and their markets may not be as liquid as domestic securities and their markets, and foreign brokerage commissions and custody fees are generally higher than those in the United States. In addition, less information may be publicly available about a foreign company than about a domestic company, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to their permitted investments in foreign securities, the Funds do not limit the amount of their assets that may be invested in one country or, in the case of Payson Value Fund, denominated in one currency.

     The Funds may invest in sponsored and unsponsored ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

     TEMPORARY DEFENSIVE POSITION. When business or financial conditions warrant, such as, for example, when issues of sufficient quality and liquidity are not available or the Advisor believes the equity markets are overvalued, a Fund may assume a temporary defensive position and invest all or part of its assets in cash or prime quality cash equivalents, including (i) short-term U.S. Government Securities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States, (iii) commercial paper, (iv) repurchase agreements covering any of the securities in which the Fund may invest directly and (v) to the extent permitted by the Investment Company Act of 1940, money market mutual funds. During periods when and to the extent that the Fund has assumed a temporary defensive position, it may not be pursuing its investment objective.

     PORTFOLIO TRANSACTIONS. The frequency of portfolio transactions of the Funds (the portfolio turnover rate) will vary from year to year depending on market conditions. Higher rates of turnover will result in higher brokerage costs for the Funds. The Adviser weighs the anticipated benefits of short-term investments against these consequences. The Funds' portfolio turnover rate is reported under "Financial Highlights."

     The Funds have no obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Consistent with their policy of obtaining the best net results, the Funds may conduct brokerage transactions through the Advisor or its affiliates. The Board has adopted policies, as required by law, to ensure that these transactions are reasonable and fair and that the commissions charged are comparable to those charged by non-affiliated qualified broker-dealers.

6.   MANAGEMENT

     The business of the Trust is managed under the direction of the Board of Directors. The Board formulates the general policies of the Funds and meets periodically to review the results of the Funds, monitor investment activities and practices and discuss other matters affecting the Funds and the Trust.

INVESTMENT ADVISOR

     Since the inception of each Fund, H.M. Payson & Co. has served as the Fund's investment advisor pursuant to an Investment Advisory Agreement with the Trust. Subject to the general supervision of the Board, the Advisor makes investment decisions for the Funds. For its services under the Investment Advisory Agreement, the Advisor receives, with respect to Payson Value Fund, an advisory fee at an annual rate of 0.80% of that Fund's average daily net assets and, with respect to Payson Balanced Fund, an advisory fee at an annual rate of 0.60% of that Fund's average daily net assets. The advisory fee paid by Payson Value Fund is higher than that paid by most investment companies of all types to their advisers, but the Trust believes that the fee is appropriate for an equity fund.

     The Advisor was founded in Portland, Maine in 1854 and was incorporated in Maine in 1987, making it one of the oldest investment firms in the United States operating under its original name. The Advisor is a registered broker-dealer and investment adviser and is a member of the National Association


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of Securities Dealers, Inc.  The Advisor provides investment management services through an investment advisory division and a trust division. As of June 30, 1995, the Advisor had in excess of $630 million in assets under management. The Advisor's clients include pension plans, endowment funds and institutional and individual accounts.

     Since July 10, 1995, John C. Knox, Director and Senior Research Analyst of the Advisor, has been primarily responsible for the day-to-day management of Payson Value Fund's portfolio. Since April 1, 1993, Peter E. Robbins, a Managing Director and Director of Research of the Advisor, has been primarily responsible for the day-to-day management of Payson Balanced Fund's portfolio. Mr. Knox is a Chartered Financial Analyst and has been associated with the Advisor since 1981. Mr. Robbins is a Chartered Financial Analyst and has been associated with the Advisor since 1982, except for the period from January 1988 to October 1990. During that period Mr. Robbins was president of Mariner Capital Group, a real estate development and non-financial asset management business.

MANAGER AND DISTRIBUTOR

     Subject to the supervision of the Board, Forum supervises the overall management of the Funds and acts as distributor of the Funds' shares. Forum and the Transfer Agent are members of the Forum Financial Group of companies and together provide a full range of services to the investment company and financial services industry. As of the date hereof, Forum acted as manager and distributor of registered investment companies and collective trust funds with assets of approximately $9.2 billion. Forum, whose address is 61 Broadway, New York, New York 10006, is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc. As of the date of this Prospectus, Forum and the Transfer Agent were controlled by John Y. Keffer, President and Chairman of the Trust.

     Under its management and distribution agreement with the Trust, Forum supervises all aspects of the Funds' operations, including the Trust's receipt of services for which the Trust is obligated to pay, provides the Trust with general office facilities and provides, at the Trust's expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Trust. Those persons, as well as certain employees and Directors of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) Forum and its affiliates. In addition, under its agreement Forum acts as distributor of the Funds' shares. Forum acts as the agent of the Trust in connection with the offering of shares of the Funds. For these services and facilities, Forum receives with respect to each Fund a fee at an annual rate of 0.20% of each Fund's average daily net assets.

SHAREHOLDER SERVICING

     Shareholder inquiries and communications concerning the Funds may be directed to the Transfer Agent. The Transfer Agent acts as the Funds' transfer agent and dividend disbursing agent. The Transfer Agent maintains an account for each shareholder of the Funds (unless such accounts are maintained by sub-transfer agents or processing agents) and performs other transfer agency and shareholder related functions. For its services, the Transfer Agent receives a fee at an annual rate of 0.25% of each Fund's average daily net assets.

     The Transfer Agent is authorized to subcontract any or all of its functions to one or more qualified sub-transfer agents or processing agents, which may be processing organizations (as described under "Purchases and Redemptions of Shares, Purchases and Redemptions Through Financial Institutions"), Forum or affiliates of Forum, who agree to comply with the terms of the Transfer Agency Agreement. The Transfer Agent may pay those agents for their services, but no such payment will increase the Transfer Agent's compensation from the Trust. In addition, the Transfer Agent performs portfolio accounting services for the Fund, including determination of the Fund's net asset value per share, pursuant to a separate agreement with the Trust.


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

EXPENSES OF THE COMPANY

     A Fund's expenses comprise Trust expenses attributable to a Fund, which are charged to the Fund, and expenses not attributable to a particular fund of the Trust, which are allocated among the Fund and all other funds of the Trust in proportion to their average net assets. Subject to Forum's obligations to reimburse the Trust for excess expenses of the Fund, the Trust pays for all of its expenses. The Advisor, Forum and the Transfer Agent, in their sole discretion, may waive all or any portion of their respective fees, which are accrued daily and paid monthly. Any such waiver, which could be discontinued at any time, would have the effect of increasing a Fund's performance for the period during which the waiver was in effect and would not be recouped at a later date.

7.   PURCHASES AND REDEMPTIONS
     OF SHARES

GENERAL INFORMATION

     Investments in the Funds may be made either by an investor directly or through certain brokers and financial institutions of which the investor is a customer. All transactions in Fund shares are effected through the Transfer Agent, which accepts orders for purchases and redemptions from shareholders of record and new investors. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders and charge a fee for certain shareholder services, although no such fees are currently contemplated.

     PURCHASES. Fund shares are sold at a price equal to their net asset value on all weekdays except customary national business holidays and Good Friday ("Fund Business Day"). Fund shares are issued immediately following the next determination of net asset value made after an order for the shares in proper form is accepted by the Transfer Agent. Each Fund's net asset value is calculated at 4:00 p.m., Eastern time on each Fund Business Day. Fund shares become entitled to receive dividends on the next Fund Business Day after acceptance of an order.

     The Funds reserve the right to reject any subscription for the purchase of their shares. Stock certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares.

     REDEMPTIONS. Fund shares may be redeemed without charge at their net asset value on any Fund Business Day. There is no minimum period of investment and no restriction on the frequency of redemptions. Fund shares are redeemed as of the next determination of the Fund's net asset value following acceptance by the Transfer Agent of the redemption order in proper form (and any supporting documentation which the Transfer Agent may require). Shares redeemed are not entitled to receive dividends declared after the day on which the redemption becomes effective.

     Normally, redemption proceeds are paid immediately following, but in no event later than seven days following, acceptance of a redemption order. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check used for investment has been cleared by the shareholder's bank, which may take up to 15 calendar days. This delay may be avoided by investing through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. The right of redemption may not be suspended nor the payment dates postponed except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings or under any emergency or other circumstance as determined by the SEC.

     Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. The Trust will only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

     The Trust employs reasonable procedures to insure that telephone orders are genuine (which include recording certain transactions and the use of shareholder security codes) and, if it does not, may be liable for any losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, the telephone redemption and exchange privileges may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent.

     Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account with an aggregate net asset value of less than $1,000. The Trust will not redeem accounts that fall below that amount solely as a result of a reduction in net asset value.

PURCHASE AND REDEMPTION
PROCEDURES

     The following purchase and redemption procedures and shareholder services apply to investors who invest in the Funds directly. These investors may obtain the account application necessary to open an account by writing the Transfer Agent at the following address:

     Forum Funds, Inc.
     [Name of Fund]
     P.O. Box 446
     Portland, Maine 04112

     For those shareholder services not referenced on the account application and to change information on a shareholder's account (such as addresses), investors or existing shareholders should request an optional services form from the Transfer Agent.

INITIAL PURCHASE OF SHARES

     There is a $5,000 minimum for initial investments in either Fund ($2,000 for individual retirement accounts).

     BY MAIL. Investors may send a check made payable to the Trust along with a completed account application to the Funds at the address listed above. Checks are accepted at full value subject to collection. If a check does not clear, the purchase order will be cancelled and the investor will be liable for any losses or fees incurred by the Trust, the Transfer Agent or Forum.

     BY BANK WIRE. To make an initial investment in either Fund using the wire system for transmittal of money among banks, an investor should first telephone the Trust at (207) 879-0009 to obtain an account number. The investor should then instruct a member commercial bank to wire the investor's money immediately to:

     First National Bank of Boston
     Boston, Massachusetts
     ABA# 011000390
     For Credit To:  Forum Financial Corp.
     Account #:  541-54171
       Re:  (Name of  Fund)
       Account #:
       Account Name:

     The investor should then promptly complete and mail the account application. Any investor planning to wire funds should instruct a bank early in the day so the wire transfer can be accomplished the same day.

SUBSEQUENT PURCHASES OF SHARES

     There is a $500 minimum for subsequent purchases. Subsequent purchases may be made by mailing a check or by sending a bank wire as indicated above. Shareholders using the wire system for purchase should first telephone the Trust at (207) 879-0009 to notify it of the wire transfer. All payments should clearly indicate the shareholder's name and account number.

     Shareholders may purchase Fund shares at regular, preselected intervals by authorizing the automatic transfer of funds from a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. Under the program, existing shareholders may authorize amounts of $250 or more to be debited from their bank account and invested in a Fund monthly or quarterly. Shareholders wishing to participate in this program may obtain the applicable forms from the Transfer Agent. Shareholders may terminate their automatic investments or change the amount to be invested at any time by written notification to the Transfer Agent.

REDEMPTION OF SHARES

Shareholders that wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.

     BY MAIL. Shareholders may make a redemption in any amount by sending a written request to the Transfer Agent accompanied by any stock certificate that may have been issued to the shareholder. All written requests for redemption must be signed by the shareholder with signature guaranteed and all certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed.

     BY TELEPHONE. A shareholder that has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at (207) 879-0009 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Fund will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds.

     BY BANK WIRE. For redemptions of more than $5,000, a shareholder that has elected wire redemption privileges may request a Fund to transmit the redemption proceeds by Federal Funds wire to a bank account designated on the shareholder's account application. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day after the redemption request in proper form is received by the Transfer Agent.

     AUTOMATIC REDEMPTIONS. Shareholders may redeem Fund shares at regular, preselected intervals by authorizing the automatic redemption of shares from their Fund account. Redemption proceeds will be sent either by check or by automatic transfer to a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. Under this program, shareholders may authorize the redemption of shares in amounts of $250 or more from their account monthly or quarterly. Shareholders may terminate their automatic redemptions or change the amount to be redeemed at any time by written notification to the Transfer Agent.

     SIGNATURE GUARANTEES. A signature guarantee is required for any written redemption request and for any endorsement on a stock certificate. In addition, a signature guarantee also is required for instructions to change a shareholder's record name or address, designated bank account for wire redemptions or automatic investment or redemption, dividend election, telephone redemption or exchange option election or any other option election in connection with the shareholder's account. Signature guarantees may be provided by any eligible institution, including a bank, a broker, a dealer, a national securities exchange, a credit union, or a savings association that is authorized to guarantee signatures, acceptable to the Transfer Agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

EXCHANGES

     Fund shareholders are entitled to exchange their shares for shares of the other Fund, any other fund of the Trust or any other fund that participates in the exchange program and whose shares are eligible for sale in the shareholder's state of residence. Exchanges may only be made between accounts registered in the same name. A completed account application must be submitted to open a new account in a Fund through an exchange if the shareholder requests any shareholder privilege not associated with the existing account. Exchanges are subject to the fees charged by, and the restrictions listed in the prospectus for, the fund into which a shareholder is exchanging, including minimum investment requirements. The Funds do not charge for exchanges, and there is currently no limit on the number of exchanges a shareholder may make.

     The Trust (and Federal tax law) treats an exchange as a redemption of the shares owned and the purchase of the shares of the fund being acquired. Redemptions and purchases are effected at the respective net asset values of the two funds as next determined following receipt of proper instructions and all necessary supporting documents by the fund whose shares are being exchanged.

     If a shareholder exchanges into a fund that imposes a sales charge, that shareholder is required to pay the difference between that fund's sales charge and any sales charge the shareholder has previously paid in connection with the shares being exchanged. For example, if a shareholder paid a 2% sales charge in connection with the purchase of the shares of a fund and then exchanged those shares into another fund with a 3% sales charge, that shareholder would pay an additional 1% sales charge on the exchange. Shares acquired through the reinvestment of dividends and distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid. The exchange privilege may be modified materially or terminated by the Trust at any time upon 60 days' notice to shareholders.

     BY MAIL. Exchanges may be accomplished by written instructions to the Transfer Agent accompanied by any stock certificate that may have been issued to the shareholder. All written requests for exchanges must be signed by the shareholder (a signature guarantee is not required) and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed.

     EXCHANGE BY TELEPHONE. Exchanges may be accomplished by telephone by any shareholder that has elected telephone exchange privileges by calling the Transfer Agent at (207) 879-0009 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number.
RETIREMENT PROGRAMS

     INDIVIDUAL RETIREMENT ACCOUNTS. Each of the Funds may be a suitable investment vehicle for part or all of the assets held in individual retirement accounts ("IRAs"). The minimum initial investment for an IRA is $2,000, and the minimum subsequent investment is $500. Individuals may make tax-deductible IRA contributions of up to a maximum of $2,000 annually. However, this deduction will be reduced if the individual or, in the case of a married individual filing jointly, either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan and has adjusted gross income above certain levels.

     EMPLOYEE BENEFIT PLANS. The Funds may be a suitable investment vehicle for part or all of the assets held in various employee benefit plans, including 401(k) plans, 403(b) plans and SARSEPs.

PURCHASES AND REDEMPTIONS THROUGH
FINANCIAL INSTITUTIONS

     Shares may be purchased and redeemed through certain brokers, banks and other financial institutions ("Processing Organizations"), including affiliates of the Transfer Agent. Processing Organizations may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds. The Trust is not responsible for the failure of any institution to promptly forward these requests.

     Investors who purchase shares will be subject to the procedures of their Processing Organization, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in the Funds directly. These investors should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. Customers who purchase Fund shares through a Processing Organization may or may not be the shareholder of record and, subject to their institution's and each Fund's procedures, may have Fund shares transferred into their name. There is typically a three day settlement period for purchases and redemptions through broker-dealers. Certain other Processing Organizations may enter purchase orders with payment to follow.

     Certain shareholder services may not be available to shareholders who have purchased shares through a Processing Organization. These shareholders should contact their Processing Organization for further information. The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with such confirmations and periodic statements as may be required by law or agreed to between the Processing Organization and its customers.

8.   DIVIDENDS AND TAX MATTERS

DIVIDENDS

     Dividends of each Fund's net investment income are declared and paid quarterly. Dividends of net capital gain, if any, realized by the Funds are distributed annually.

     Shareholders may have all dividends reinvested in additional shares of the Fund that paid the dividend or received in cash. In addition, shareholders may have dividends of net capital gain reinvested in additional shares of the Fund and dividends of net investment income paid in cash. All dividends are treated in the same manner for Federal income tax purposes whether received in cash or reinvested in shares of the Fund.

     All dividends will be reinvested at the Fund's net asset value as of the payment date of the dividend. All dividends are reinvested unless another option is selected. All dividends not reinvested will be paid to the shareholder in cash and may be paid more than seven days following the date on which dividends would otherwise be reinvested.

TAXES

     Each Fund intends to continue to qualify for each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986. As such, the Funds will not be liable for Federal income taxes on the net investment income and net capital gain distributed to their shareholders. Because the Funds intend to distribute all of their net investment income and net capital gain each year, the Funds should avoid all Federal income and excise taxes.

     Dividends paid by the Funds out of their net investment income (including any realized net short-term capital gain) are taxable to shareholders as ordinary income. Distributions by the Funds of realized net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder may have held shares in the Fund. If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term capital loss to the extent of any long-term capital gain distribution received on those shares.

     Any dividend or distribution received by a shareholder reduces the net asset value of the shareholder's shares by the amount of the dividend or distribution. To the extent that the income or gain comprising a dividend or distribution were accrued by a Fund before the shareholder purchased the shares, the dividend or distribution would be in effect a return of capital to the shareholder. All dividends and distributions, including those that operate as a return of capital, however, are taxable as described above to the shareholder receiving them regardless of the length of time he may have held shares prior to the dividend or distribution.

     It is expected that a portion of each Fund's dividends to shareholders will qualify for the dividends received deduction for corporations.

     The Funds may be required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemption proceeds) paid to individuals and certain other non-corporate shareholders. Withholding is not required if a shareholder certifies that the shareholder's social security or tax identification number provided to the Fund is correct and that the shareholder is not subject to backup withholding.

     Reports containing appropriate information with respect to the Federal income tax status of dividends and distributions paid during the year by the Fund will be mailed to shareholders shortly after the close of each year.

     The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Funds and their shareholders. There may be other Federal, state or local tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisors.

9.   OTHER INFORMATION

PERFORMANCE INFORMATION

     Each Fund's performance may be quoted in advertising in terms of yield or total return. Both types are based on historical results and are not intended to indicate future performance. A Fund's yield is a way of showing the rate of income earned by the Fund as a percentage of the Fund's share price. Yield is calculated by dividing the net investment income of the Fund for the stated period by the average number of shares entitled to receive dividends and expressing the result as an annualized percentage rate based on the Fund's share price at the end of the period. Total return refers to the average annual compounded rates of return over some representative period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, after giving effect to the reinvestment of all dividends and distributions and deductions of expenses during the period. A Fund also may advertise its total return over different periods of time or by means of aggregate, average, year by year, or other types of total return figures. Because average annual returns tend to smooth out variations in each Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results.

     Each Fund's advertisements may reference ratings and rankings among similar funds by independent evaluators such as Morningstar, Lipper Analytical Services, Inc. or IBC/Donoghue, Inc. In addition, the performance of the Funds may be compared to recognized indices of market performance. The comparative material found in a Fund's advertisements, sales literature or reports to shareholders may contain performance ratings. These are not to be considered representative or indicative of future performance.

BANKING LAW MATTERS

     Banking laws and regulations generally permit a bank or bank affiliate to purchase shares of an investment company as agent for and upon the order of a customer and in the view of Forum would permit a bank or bank affiliate to serve as a Processing Organization or perform sub-transfer agent or similar services for the Trust and its shareholders. If a bank or bank affiliate were prohibited from performing all or a part of the foregoing services, its shareholder customers would be permitted to remain shareholders of the Trust and alternative means for continuing to service them would be sought. It is not expected that shareholders would suffer adverse financial consequences as a result of any changes in bank or bank affiliate service arrangements.

DETERMINATION OF NET ASSET VALUE

     The Trust determines the net asset value per share of the each Fund as of 4:00 p.m., Eastern time, on each Fund Business Day by dividing the value of the Fund's net assets (I.E., the value of its portfolio securities and other assets less its liabilities) by the number of that Fund's shares outstanding at the time the determination is made. Securities owned by a Fund for which market quotations are readily available are valued at current market value, or, in their absence, at fair value as determined by the Board.

THE TRUST AND ITS SHARES


     The Trust was organized in Delaware on August 29, 1995; the Trust's succeeded to the assets and liabilities of Forum Funds, Inc. on January 5, 1996. Forum Funds, Inc. was incorporated on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. The Board has the authority to issue an unlimited number of shares of beneficial interest of separate series with no par value per share and to create separate classes of shares within each series. There are currently seven other series of the Trust.


     Shares issued by the Trust have no conversion, subscription or preemptive rights. Shareholders of the Fund have equal and exclusive rights to dividends and distributions declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. Voting rights are not cumulative and, with respect to matters not affecting all funds of the Trust, generally only shareholders of the affected series may vote. The Trust is not required to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by law. Shareholders have available certain procedures for the removal of Trustees.

FUND STRUCTURE

     The Fund may seek to achieve its objective by investing all of its investable assets in a separate portfolio of a registered, open-end management investment company with substantially the same investment objective and policies
as the Fund.   This "Core and Gateway" fund structure is an arrangement whereby one or more investment companies or other collective investment vehicles that share investment objectives -- but offer their shares through distinct distribution channels -- pool their assets by investing in a single investment company having substantially the same investment objective and policies (a "Core Portfolio"). This means that the only investment securities that will be held by the Fund will be the Fund's interest in the Core Portfolio. This structure would permit other collective investment vehicles to invest collectively in a Core Portfolio, allowing for greater economies of scale in managing operations of the single Core Portfolio. In the event the Fund invested all of its assets in a Core Portfolio, its methods of operation and shareholder services would not be materially affected by its investment in a corresponding Core Portfolio, except that the assets of the Fund may be managed as part of a larger pool. If the Fund invested all of its assets in a Core Portfolio, it would hold only investment securities issued by the Core Portfolio; the Core Portfolio would directly invest in individual securities of other issuers. The Fund would otherwise continue its normal operation. The Board would retain the right to withdraw the Fund's investments from the Core Portfolio at any time; the Fund would then resume investing directly in individual securities of other issuers or could re-invest all of its assets in another Core Portfolio.

     The Board will authorize investing the Fund's assets in a Core Portfolio only if it first determines that pooling is in the best interests of the Fund and its shareholders. In determining whether to invest in a Core Portfolio, the Board will consider, among other things, the opportunity to reduce costs and achieve operational efficiencies. The Board will not authorize investment in a Core Portfolio if it would materially increase costs to the Fund's shareholders, unless, of course, there were perceived to be a corresponding increase in benefits to shareholders.

     Like the Fund, a Core Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Core Portfolio will be entitled to vote in proportion to the relative value of its interest in the Core Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, the Fund will solicit proxies from shareholders of the Fund and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by the Fund's shareholders will receive a majority of votes cast by all investors in the Portfolio.

                                   FORUM FUNDS

DAILY ASSETS TREASURY FUND


Account Information and
Shareholder Servicing:                  Distributor:
     Forum Financial Corp.                   Forum Financial Services, Inc.
     P.O. Box 446                            Two Portland Square
     Portland, Maine 04112                   Portland, Maine  04101
     (207) 879-0001                          (207) 879-1900


--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION
                                 August 1, 1995
                           As Amended January 5, 1996


Forum Funds is a registered open-end investment company. This Statement of Additional Information supplements the Prospectus offering shares of Daily Assets Treasury Fund, a portfolio of the Trust, and should be read only in conjunction with the applicable Prospectus, a copy of which may be obtained by an investor without charge by contacting the Trust's Distributor at the address listed above.


                                TABLE OF CONTENTS
                                                             Page
                                                             ----
               1.   Investment Policies....................    2
               2.   Investment Limitations.................    4
               3.   Performance Data.......................    5
               4.   Management.............................    6
               5.   Determination of Net Asset Value.......   12
               6.   Portfolio Transactions.................   12
               7.   Additional Purchase and
                    Redemption Information.................   13
               8.   Taxation...............................   15
               9.   Other Information......................   15


Appendix A - Description of Securities Ratings

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


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

DEFINITIONS

As used in this Statement of Additional Information, the following terms shall have the meanings listed:

     "Adviser" shall mean Forum Advisors, Inc.

     "Board" shall mean the Board of Trustees of the Trust.

     "Core Trust" shall mean the Core Trust (Delaware).

     "Core Trust Board" shall mean the Board of Trustees of Core Trust.

     "FFC" shall mean Forum Financial Corp.

     "Forum" shall mean Forum Financial Services, Inc.

     "Fund" shall mean Daily Assets Treasury Fund.

     "NRSRO" shall mean a nationally recognized statistical rating organization.

     "Portfolio" shall mean the Daily Assets Treasury Portfolio, a portfolio of Core Trust.

     "SAI" shall mean this Statement of Additional Information.

     "SEC" shall mean the U.S. Securities and Exchange Commission.

     "Subadviser" shall mean Linden Asset Management, Inc.

     "Trust" shall mean Forum Funds, a Delaware business trust.

     "U.S. Government Securities" shall mean obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     "1940 Act" shall mean the Investment Trust Act of 1940, as amended.

1.   INVESTMENT POLICIES


The Fund intends to seek to achieve its investment objective by investing all of its investable assets in the Portfolio. Following is information pertaining to the investment policies of the Portfolio, which supplements the investment policy information contained in the Fund's Prospectus.


The Fund has a fundamental investment policy that allows it to invest all of its investable assets in the Portfolio. All other investment policies of the Fund and the Portfolio are identical.

Therefore, although this and the following sections discuss the investment policies of the Portfolio (and the responsibilities of the Core Trust Board), it applies equally to the Funds (and the Board). Information with respect to periods prior to December 5, 1995 (for instance, investment advisory fees paid), the date the Fund invested in the Portfolio, reflects information with respect to the Fund and the Fund's direct investment in securities.

Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. An increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.

Except for U.S. Government Securities (as defined in the Prospectus) and to the limited extent otherwise permitted by Rule 2a-7 under the Investment Trust Act of 1940 ("1940 Act"), the Fund may not invest more than five percent of its total assets in (i) the securities of any one issuer or (ii) securities that are rated (or are issued by an issuer with comparable outstanding short-term debt that is rated) in the second highest rating category or are unrated and determined by Forum Advisors, Inc. (the "Adviser") to be of comparable quality.

RATINGS AS INVESTMENT CRITERIA

Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and other nationally recognized statistical rating organizations NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to debt securities by several NRSROs is included in Appendix A to this Statement of Additional Information. The Portfolio may use these ratings to determine whether to purchase, sell or hold a security. However, ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it has been purchased by the Portfolio, the Adviser will determine whether the Portfolio should continue to hold the obligation pursuant to procedures adopted by the Core Trust. In the event that a security held by the Portfolio (i) is downgraded by an NRSRO below the highest rating category (or an unrated security is determined by the Adviser to no longer be comparable to a security bearing the highest rating) or (ii) to the Adviser's knowledge has been given a rating by an NRSRO below the second highest rating category, the Core Trust Board will promptly reassess whether the security continues to present minimal credit risks and will take such action as the Board determines is in the best interests of the Portfolio and its shareholders. The reassessment required by clause (ii) will not be required, however, if the security has been disposed of (or has matured) within five business days of the Adviser's becoming aware of the new rating (or comparable quality, in the case of an unrated security) and the Board is notified of the action taken. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY SECURITIES

The Portfolio may purchase securities on a when-issued or delayed delivery basis. In those cases, the purchase price and the interest rate payable on the securities are fixed on the transaction date and delivery and payment may take place a month or more after the date of the transaction. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Portfolio will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

ILLIQUID SECURITIES

The Portfolio may each invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days.

The Core Trust Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Core Trust Board has delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Core Trust Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The Adviser monitors the liquidity of the securities in the Portfolio's portfolio and reports periodically on such decisions to the Core Trust Board.

LENDING OF PORTFOLIO SECURITIES

In order to obtain additional income, the Portfolio may from time to time lend securities from its portfolio to brokers, dealers and financial institutions. Securities loans must be callable at any time and must be continuously secured by collateral from the borrower in the form of cash or U.S. Government Securities with a market value, determined daily, at least equal to the value of the securities being loaned. The Portfolio receives fees in respect of securities loans from the borrower or interest from investing the cash collateral. The Portfolio may pay fees to arrange the loans. The Portfolio may pay fees to arrange the loans. As a fundamental policy, the Portfolio may not lend portfolio securities in an amount greater than 33% of the value of its total assets. The Portfolio intends to enter securities loans only with those companies that the Adviser, under the general supervision of the Core Trust Board, believes present minimal credit risks.

The Portfolio's use of securities lending entails certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, the Portfolio might suffer a loss. Failure by the other party to deliver a security purchased by the Fund may result in a missed opportunity to make an alternative investment. The Adviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when it believes the counterparties present minimal credit risks and the income to be earned from the transaction justifies the attendant risks.

2.   INVESTMENT LIMITATIONS

The Portfolio has adopted the following fundamental investment limitations which are in addition to those contained in the Fund's Prospectus and which may not be changed without shareholder approval. The Portfolio may not:

(1) Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests). Total borrowings may not exceed 33 1/3% of the Portfolio's total assets and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of each the Portfolio's total assets. Outstanding borrowings in excess of 5% of the value of the Portfolio's total assets must be repaid before any subsequent investments are made by the Portfolio.

(2) Make loans, except that the Portfolio may (i) purchase debt securities which are otherwise permissible investments, (ii) enter into repurchase agreements and (iii) lend portfolio securities.

(3) Purchase securities, other than U.S. Government Securities, if more than 25% of the value of the Portfolio's total assets would be invested in securities of issuers conducting their principal business activity in the same industry, provided that consumer finance companies and industrial finance companies are considered to be separate industries and that there is no limit on the purchase of the securities of domestic commercial banks.

(4) With respect to 75% of its assets, purchase securities, other than U.S. Government Securities, of any one issuer if more than 5% of the value of the Portfolio's total assets would at the time of purchase be invested in any one issuer.

(5) Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. Collateralized loans of securities are not deemed to be pledges or hypothecations for this purpose.

(6) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(7) Purchase or sell real estate or any interest therein, except that the Portfolio may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

(8)  Write put and call options.

(9) Purchase securities having voting rights, except the Portfolio may invest in securities of other investment companies to the extent permitted by the 1940 Act.

(10) Invest for the purpose of exercising control over any person.

(11) Issue senior securities except pursuant to Section 18 of the 1940 Act and except that the Portfolio may borrow money subject to investment limitations specified in the Portfolio's Prospectus.

(12) Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

(13) Invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities the Portfolio could invest.

(14) Invest in or hold securities of any issuer if officers and Trustees of the Trust or the Adviser, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

(15) Invest in interests in oil or gas or interests in other mineral exploration or development programs.

(16) Purchase restricted securities.

(17) Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate.)

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of The Portfolio's assets or redemptions of shares will not be considered a violation of the limitation.

The Fund has adopted the same fundamental and nonfundamental investment limitations that cannot be changed without the affirmative vote of the lesser of
(i) more than 50% of the outstanding shares of the Fund or (ii) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the

Fund are present or represented. In addition, the Fund has adopted a fundamental policy which provides that, notwithstanding any other investment policy or restriction (whether or not fundamental), the Fund may seek to achieve its investment objective by holding, as its only investment securities, the securities of another investment company having substantially the same investment objectives, policies and restrictions as the Fund or Portfolio.

3.   PERFORMANCE DATA

The Fund may provide current annualized and effective annualized yield quotations based on its daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns.

In performance advertising the Fund may compare any of their performance information with data published by independent evaluators such as Morningstar, Lipper Analytical Services, Inc., IBC/Donoghue, Inc., CDC/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). In addition, the Fund may compare any of its performance information with the performance of recognized stock, bond and other indexes. The Fund may refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

Any current yield quotation of the Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven-calendar-day period and shall be calculated by dividing the net change during the seven-day period in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period, and multiplying the quotient by 365/7. For this purpose, the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective annualized yield quotation used by the Fund shall be calculated by compounding the current yield quotation for such period by adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. The Fund's yield for the seven-day period ending January 4, 1996, was 4.71%, which is equivalent to an effective yield of 4.82%. Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Also, Processing Organizations may charge their customers direct fees in connection with an investment in the Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yields of the Fund are not fixed or guaranteed, and an investment in the Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to

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compare shares of the Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare the Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

Income calculated for the purpose of determining the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for The Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

4.   MANAGEMENT

The trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

John Y. Keffer,* Chairman and President.

     President and Director, Forum Financial Services, Inc. (a registered broker-dealer), Forum Financial Corp. (a registered transfer agent) and Forum Advisors, Inc. (a registered investment adviser). Mr. Keffer is a Trustee and/or officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Costas Azariadis, Trustee.

     Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

James C. Cheng,  Trustee.

     Managing Director, Forum Financial Services, Inc. since September 1991. President of Technology Marketing Associates (a marketing consulting company) since September 1991. Prior thereto, Mr. Cheng was President and Chief Executive Officer of Network Dynamics, Incorporated (a software development company). His address is 27 Temple Street, Belmont, Massachusetts 02178.

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J. Michael Parish, Trustee.

     Partner at the law firm of Winthrop Stimson Putnam & Roberts since 1989. Prior thereto, he was a partner at LeBoeuf, Lamb, Leiby & MacRae, a law firm of which he was a member from 1974 to 1989. His address is 40 Wall Street, New York, New York 10005.


Mark D. Kaplan, Vice President, Assistant Treasurer and Assistant Secretary.

     Managing Director at Forum Financial Services, Inc. since September 1995. Prior thereto, Mr. Kaplan was Managing Director and Director of Research at H.M. Payson & Co. His address is Two Portland Square, Portland, Maine 04101.


Michael D. Martins, Treasurer.

     Director of Fund Accounting at Forum Financial Corp. since June 1995. Prior thereto, he served as a manager in the New York City office of Deloitte & Touche LLP, where he was employed for over five years. His address is Two Portland Square, Portland, Maine 04101.

David I. Goldstein, Secretary.

     Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart. Mr. Goldstein is also Secretary or Assistant Secretary of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Dana A. Lukens, Assistant Secretary

     Assistant Counsel, Forum Financial Services, Inc., with which he has been associated since August 1995. Prior thereto, Mr. Lukens was associated with the law firm of Testa, Hurwitz & Thibeault. Mr. Lukens is also Assistant Secretary of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine

Renee A. Walker, Assistant Secretary

     Fund Administrator, Forum Financial Services, Inc., with which she has been associated since December 1994. Prior thereto, Ms. Walker was employed by Paine Webber, Inc. and Longwood Partners, Investment Partnership in Boston Massachusetts. Her address is Two Portland Square, Portland, Maine 04101.

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TRUSTEE COMPENSATION

Each Trustee of the Trust (other than John Y. Keffer, who is an interested person of the Trust) is paid $1,000 for each Board meeting attended (whether in person or by electronic communication) plus $100 per active portfolio of the Trust and is paid $1,000 for each committee meeting attended on a date when a Board meeting is not held. To the extent a meeting relates to only certain portfolios of the Trust, Trustees are paid the $100 fee only with respect to those portfolios. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. Trustees of the Trust do not receive, and the Trust does not accrue, any pension or retirement benefits. No officer of the Trust is compensated by the Trust. For the fiscal year ended March 31, 1995, the Trustees of the Trust received the following amounts: Costas Azariadis, $4,000; James C. Cheng, $3,000; and J. Michael Parish, $4,000.

Each of the Trustees of the Trust is also a Trustee of Core Trust. Each Trustee of Core Trust (other than John Y. Keffer, who is an interested person of Core Trust) is paid $1,000 for each Core Trust Board meeting attended (whether in person or by electronic communication) plus $100 per active portfolio of Core Trust and is paid $1,000 for each committee meeting attended on a date when a Core Trust Board meeting is not held. To the extent a meeting relates to only certain portfolios of Core Trust, trustees are paid the $100 fee only with respect to those portfolios. Core Trust trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Core Trust Board.

INVESTMENT ADVISERS

FORUM ADVISORS, INC.   Forum Advisors, Inc., the Portfolio's investment adviser,
furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Portfolio's investments and effecting portfolio transactions for the Portfolio, pursuant to an investment advisory agreement between the Adviser and Core (the "Advisory Agreement"). The Advisory Agreement provides, with respect to the Portfolio, for an initial term of one year from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by the Core Trust Board or by vote of the shareholders of the Portfolio, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.

The Advisory Agreement is terminable without penalty by Core with respect to the Portfolio on 60 days' written notice when authorized either by vote of the Portfolio's shareholders or by a vote of a majority of the Core Trust Board, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement also provides that, with respect to the Portfolio, the Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement. The Advisory Agreement provides that the Adviser may render services to others.

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For its services under the Investment Advisory Agreement, Forum receives with respect to the Portfolio a fee at an annual rate of 0.05% of the average daily net assets of the Portfolio. Prior to January 15, 1996, the expected date of the Fund's investment in the Portfolio, Forum acted as the Fund's investment adviser under an investment advisory agreement between Forum Funds, Inc. and Forum. Under this investment advisory agreement, Forum received a fee at an annual ratio of 0.20% of the average daily net assets of the Fund. Fees payable under this advisory agreement with respect to the Fund during the past three fiscal years of the Fund are outlined in the following table:




    FISCAL YEAR ENDED
        MARCH 31             GROSS FEE           WAIVED FEE         NET FEE
        --------             ---------           ----------         -------
          1995                $59,382             $59,382             $0
          1994                $51,098             $51,098             $0
          1993                 $5,112              $5,112             $0

In addition to receiving its advisory fee from the Portfolio, the Adviser may also act and be compensated as investment manager for its clients with respect to assets which are invested in the Portfolio. In some instances the Adviser may elect to credit against any investment management fee received from a client who is also a shareholder in the Portfolio an amount equal to all or a portion of the fees received by the Adviser or any affiliate of the Adviser from the Portfolio with respect to the client's assets invested in the Portfolio.

The Adviser has agreed to reimburse Core Trust for certain of the Portfolio's operating expenses (exclusive of interest, taxes, brokerage, fees and organization expenses, all to the extent permitted by applicable state law or regulation) which in any year exceed the limits prescribed by any state in which the Portfolio's shares are qualified for sale. The Adviser believes that currently the most restrictive expense ratio limitation imposed by any state is 2-1/2% of the first $30 million of the Portfolio's average net assets, 2% of the next $70 million of its average net assets and 1-1/2% of its average net assets in excess of $100 million. For the purpose of this obligation to reimburse expenses, the Portfolio's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by the Adviser monthly.

Subject to the above obligations to reimburse Core Trust for its excess expenses, Core Trust and the Trust have confirmed their respective obligations to pay all their other, respective expenses, including: interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; costs of forming the corporation and maintaining corporate existence; costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of Core Trust and the Trust; costs of reproduction, stationery and supplies; compensation of Trustees, officers and employees of Core and costs of

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other personnel performing services for Core Trust and the Trust who are not officers of an Adviser, the manager and distributor or their respective affiliates; costs of corporate meetings; Securities and Exchange Commission registration fees and related expenses; state securities laws registration fees and related expenses; and fees payable to the Adviser under the Investment Advisory Agreement.


LINDEN ASSET MANAGEMENT, INC. The Subadviser serves as an investment subadviser to the Portfolio under an Investment Subadvisory Agreement with the Adviser and Core Trust. Pursuant to the Investment Subadvisory Agreement, from time to time the Subadviser provides the Adviser with assistance regarding certain of the Adviser's responsibilities to the Portfolios, including management of all or part of the Portfolios' investment portfolios. The Investment Subadvisory Agreement will remain in effect with respect to the Portfolio for a period of 24 months and will continue in effect thereafter only if its continuance is specifically approved at least annually by the Core Trust Board or by vote of the Portfolio's shareholders, and in either case, by a majority of the Trustees of Core Trust who are not parties to the Investment Subadvisory Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Investment Advisory Agreement. To the extent and for the period of time the Adviser has delegated its responsibilities to the Subadviser, the Adviser pays the advisory fee for such period to the Subadviser.



The Investment Subadvisory Agreement is terminable with respect to the Portfolio without penalty by Core Trust on 60 days' written notice when authorized either by vote of the Portfolio's shareholders or by vote of a majority of the Core Trust Board, or by the Subadviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to the Portfolio, the Subadviser shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of the Subadvisers' duties or by reason of reckless disregard of the Subadvisers' obligations and duties under the Investment Subadvisory Agreement.


For the fiscal years ended March 31, 1995, 1994 and 1993, the Investment Subadvisory Agreement was not in effect.

INVESTMENT ADVISORY SERVICES TO THE FUND. The Trust has retained the Adviser as investment adviser to the Fund under arrangements and an agreement substantially similar to the arrangements and agreement described above with respect to the Portfolios and the Adviser. Linden has not been retained as an advisor or subadvisor by the Trust or Forum with respect to the Fund. No fee is payable for investment advisory services under these agreements as long as a Fund is invested in the Portfolio or a similar investment.

FORUM AND DISTRIBUTOR

Forum Financial Services, Inc. ("Forum") was incorporated under the laws of the State of Delaware on February 7, 1986 and supervises the overall management of the Trust (which

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

includes, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the transfer agent and custodian and arranging for maintenance of books and records of the Trust), provides the Trust with general office facilities and serves as distributor of shares of the Portfolio pursuant to a management and distribution agreement between Forum and the Trust (the "Trust Management and Distribution Agreement"). The Trust Management and Distribution Agreement provides, with respect to the Fund, for an initial term of one year from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by the Board or by the shareholders of the Fund, and in either case by a majority of the Trustees who are not parties to the Trust Management and Distribution Agreement or interested persons of any such party.

The Trust Management and Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to the Fund by vote of the Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Trust Management and Distribution Agreement also provides that Forum shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's duties or by reason of reckless disregard of its obligations and duties under the Trust Management and Distribution Agreement.

Forum also supervises the overall management of Core Trust (which includes, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the custodian and arranging for maintenance of books and records of Core Trust) and provides Core Trust with general office facilities pursuant to a management agreement between Forum and the Trust (the "Core Trust Management Agreement"). The Core Trust Management Agreement provides, with respect to the Portfolio, for an initial term of one year from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by the Core Trust Board or by the shareholders of the Portfolio, and in either case by a majority of the Trustees who are not parties to the Core Trust Management Agreement or interested persons of any such party.

The Core Trust Management Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to the Portfolio by vote of the Portfolio's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Core Trust Management Agreement also provides that Forum shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of Core Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's duties or by reason of reckless disregard of its obligations and duties under the Core Trust Management Agreement.

For its services under the Trust Management and Distribution Agreement and the Core Trust Management Agreement, Forum receives with respect to each of the Fund and Portfolio a fee at an annual rate of 0.10% of the average daily net assets of the Fund and the Portfolio, respectively. Fees payable under the Trust Management and Distribution Agreement with

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

respect to the Fund during the past three fiscal years of the Fund are outlined in the following table:


    FISCAL YEAR ENDED
        MARCH 31             GROSS FEE          WAIVED FEE          NET FEE
        --------             ---------          ----------          -------
          1995                $89,073             $89,073             $0
          1994                $76,647             $76,647             $0
          1993                 $7,668              $7,668             $0

For the fiscal years ended March 31, 1995, 1994 and 1993, the Core Trust Management Agreement with respect to the Portfolio was not in effect.

Forum provides persons satisfactory to the Board to serve as officers of the Trust. Similarly, at the request of the Core Trust Board, Forum provides persons satisfactory to the Core Trust Board to serve as officers of Core Trust. Those officers, as well as certain other employees and Trustees of the Trust, may be Trustees, officers or employees of (and persons providing services to the Trust may include) Forum, its affiliates or affiliates of the Adviser.

Forum acts as sole placement agent for interests in the Portfolios and receives no compensation for those services from the portfolios.

TRANSFER AGENT

Forum Financial Corp. acts as transfer agent of the Trust pursuant to a transfer agency agreement (the "Transfer Agency Agreement"). The Transfer Agency Agreement provided, with respect to the Fund, for an initial term of one year from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided that the agreement is specifically approved at least annually by the Board or by a vote of the shareholders of the Fund, and in either case by a majority of the Trustees who are not parties to the Transfer Agency Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Transfer Agency Agreement.

Among the responsibilities of the Transfer Agent as agent for the Trust are:
(1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption transactions and receiving wired funds; (4) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (5) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (6) furnishing periodic statements and confirmations of purchases and redemptions; (7) arranging for the transmission of proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (8) arranging for the receipt, tabulation and transmission to the Trust of proxies executed by shareholders with respect to

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

meetings of shareholders of the Trust; and (9) providing such other related services as the Trust or a shareholder may reasonably request.

The Transfer Agent or any sub-transfer agent or processing agent may also act and receive compensation as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Fund with respect to assets invested in the Fund. The Transfer Agent or any sub-transfer agent or other processing agent may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust or from the Transfer Agent with respect to assets of those customers or clients invested in the Portfolio. The Transfer Agent, Forum or sub-transfer agents or processing agents retained by the Transfer Agent may be Processing Organizations (as defined in the Prospectus) and, in the case of sub-transfer agents or processing agents, may also be affiliated persons of the Transfer Agent or Forum.

For its services under the Transfer Agent Agreement, Forum receives with respect to its transfer agency services a fee at an annual rate of 0.25% of the average daily net assets of the Portfolio. Fees payable under the Transfer Agent Agreement with respect to the Portfolio are outlined in the following table:


    FISCAL YEAR ENDED
        MARCH 31        GROSS FEE          WAIVED FEE          NET FEE
        --------        ---------          ----------          -------

          1995           $74,227             $62,206             $0
          1994           $63,873             $63,873             $0
          1993            $6,390              $6,390             $0

Pursuant to the Portfolio Accounting Agreement, the Transfer Agent also provides the Portfolio with portfolio accounting, including the calculation of the Portfolio' net asset value. For these services, the Transfer Agent receives with respect to the Portfolio an annual fee ranging from $36,000 to $60,000 depending upon the amount and type of the Portfolio's portfolio transactions and positions.

5.   DETERMINATION OF NET ASSET VALUE

Neither the Fund nor the Portfolio determine net asset value on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas. Purchases and redemptions are effected at the time of the next determination of net asset value following the receipt of any purchase or redemption order.

Pursuant to the rules of the SEC, both the Board and the Core Trust Board have established procedures to stabilize the Fund's and the Portfolio's, as applicable, net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share as a result of fluctuating interest rates, based on available market rates, from the Portfolio's $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board will

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

consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Trust has also established procedures to ensure that portfolio securities meet the Portfolio' quality criteria.

6.   PORTFOLIO TRANSACTIONS

Purchases and sales of portfolio securities for the Portfolio usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities.
There usually are no brokerage commissions paid for such purchases. Although Core Trust does not anticipate that the Portfolio will pay any amounts of commission, in the event the Portfolio pays brokerage commissions or other transaction-related compensation, the payments may be made to broker-dealers who pay expenses of the Portfolio that it would otherwise be obligated to pay itself. Any transaction for which the Portfolio pays transaction-related compensation will be effected at the best price and execution available, taking into account the amount of any payments made on behalf of the Portfolio by the broker-dealer effecting the transaction. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked prices.

For the fiscal years ended March 31, 1995, 1994, and 1993, the Portfolio paid no brokerage commissions.

Allocations of transactions to dealers and the frequency of transactions are determined for the Portfolio by the Adviser in its best judgment and in a manner deemed to be in the best interest of shareholders of that Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Portfolio.

Investment decisions for the Portfolio will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, the Portfolio and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for the Portfolio and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

No portfolio transactions are executed with the Adviser, Forum or any of their affiliates.

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7.   ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are sold on a continuous basis by the distributor without any sales charge.

In addition to the situations described in the Prospectus under "Purchases and Redemptions of Shares," the Trust may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to The Fund's shares as provided in the Prospectus from time to time.

The Trust has filed a formal election with the Securities and Exchange Commission pursuant to which the Fund will only effect a redemption in portfolio securities if a shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

The Fund may wire proceeds of redemptions to shareholders that have elected wire redemption privileges only if the wired amount is greater than $5,000. In addition, the Fund will only wire redemption proceeds to financial institutions located in the United States.

By use of the telephone redemption or exchange privilege, the shareholder authorizes the Transfer Agent to act upon the instruction of any person representing himself to either be, or to have the authority to act on behalf of, the investor and believed by the Transfer Agent to be genuine. The records of the Transfer Agent of such instructions are binding.

EXCHANGE PRIVILEGE

The exchange privilege permits shareholders of the Fund to exchange their shares for shares of any Participating Fund, which includes (i) all other funds of the Trust and (ii) any other mutual fund for which Forum or its affiliates act as investment adviser, manager or distributor and which participates in the Trust's exchange privilege program. The Trust (and Federal tax law) treats an exchange as a redemption of the shares owned and the purchase of the shares of the Fund being acquired.

Exchange transactions are made on the basis of relative net asset values per share at the time of the exchange transaction plus any applicable sales charge of the Participating Fund whose shares are acquired. Exchanges are accomplished by (i) a redemption of the shares of the Fund exchanged at the next determination of that fund's of net asset value after the exchange order in proper form (including any necessary supporting documents by the Fund whose shares are being exchanged) is accepted by the Transfer Agent and (ii) a purchase of the shares of the Fund acquired at the next determination of that fund's net asset value after (or occurring simultaneously with) the time of redemption.

Shares of any Participating Fund may be exchanged without a sales charge for shares of any Participating Fund that are offered without a sales charge. Shares of any Participating Fund

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

purchased with a sales charge may be exchanged without a sales charge for shares of any other Participating Fund otherwise sold with the same sales charge. If the Participating Fund whose shares are purchased in the exchange transaction imposes a higher sales charge than was paid originally on the exchanged shares, the shareholder will be responsible for the difference between the two sales charges. Shareholders are entitled to any reduced sales charges of the Participating Fund into which they are exchanging to the extent those reduced sales charges would be applicable to that shareholder's purchase of shares.

The Fund do not charge for the exchange privilege and there is currently no limit on the number of exchanges a shareholder may make, but the Fund reserve the right to limit excessive exchanges by any shareholder. A pattern of frequent exchanges may be deemed by Forum to be contrary to the best interests of The Fund's other shareholders and, at the discretion of Forum, may be limited by that Fund's refusal to accept additional exchanges from the investor.

The terms of the exchange privilege are subject to change, and the privilege may be terminated by any Participating Fund or the Trust. However the privilege will not be terminated, and no material change that restricts the availability of the privilege to shareholders will be implemented, without 60 days' advance notice to shareholders. No notice need be given of an amendment whose only material effect is to reduce amount of sales charge required to be paid on the exchange and no notice need be given if redemptions of shares of The Fund are suspended or The Fund temporarily delays or ceases the sale of its shares.

In addition to the Fund of the Trust, currently the only Participating Fund is Sound Shore Fund, Inc. Shareholders of that fund are only permitted to exchange into the following other Participating Funds: Investors Bond Fund, TaxSaver Bond Fund and Daily Assets Treasury Fund.

INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT

The Fund offer an individual retirement plan (the "IRA") for individuals who wish to use shares of the Fund as a medium for funding individual retirement savings. Under the IRA, distributions of net investment income and capital gain will be automatically reinvested in the IRA established for the investor. The Fund' custodian furnishes custodial services to the IRAs for a service fee. Shareholders wishing to use The Fund's IRA should contact the Transfer Agent for further details and information.

8.   TAXATION

Qualification as a regulated investment company under the Internal Revenue Code of 1986 does not involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to Federal income taxes on dividends and distributions by the Fund and assume that the Fund qualify as regulated investment companies. Investors should

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

consult their own counsel for further details and for the application of state and local tax laws to the investor's particular situation.

The Fund expects to derive substantially all of its gross income (exclusive of capital gain) from sources other than dividends. Accordingly, it is expected that none of the Fund' dividends or distributions will qualify for the dividends-received deduction for corporations.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term capital loss to the extent of any long-term capital gain distribution received on those shares.

Any capital gain distribution received by a shareholder reduces the net asset value of his shares by the amount of the distribution. To the extent that capital gain was accrued by The Fund before the shareholder purchased his shares, the distribution would be in effect a return of capital to that shareholder. All capital gain distributions, including those that operate as a return of capital, are taxable to the shareholder receiving them as described above regardless of the length of time he may have held his shares prior to the distribution.

9.   OTHER INFORMATION

CUSTODIAN

Pursuant to a Custodian Agreement with Core Trust, The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts 02106, acts as the custodian of the Portfolio's assets. The custodian's responsibilities include safeguarding and controlling the Portfolio' cash and securities, determining income and collecting interest on Fund investments. Core Trust pays the custodian a fee at an annual rate of 0.025% of the Portfolio's average daily assets.

COUNSEL

Legal matters in connection with the issuance of shares of stock of the Trust are passed upon by Messrs. Seward & Kissel, One Battery Park Plaza, New York, New York 10004. Seward & Kissel has relied upon the opinion of Messrs. Venable, Baetjer and Howard, 1800 Mercantile Bank & Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201, for matters relating to Maryland law.

AUDITORS

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1414, independent auditors, act as auditors for the Trust.

THE TRUST AND ITS SHARES

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The Trust was organized in Delaware on August 29, 1995; the Trust's succeeded to the assets and liabilities of Forum Funds, Inc. on January 5, 1996.  Forum
Funds, Inc. was incorporated on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. The Board has the authority to issue an unlimited number of shares of beneficial interest of separate series with no par value per share and to create separate classes of shares within each series. There are currently seven other series of the Trust.


The Trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point.

The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust or the Trustees. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Forum believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument further provides that the Trustees shall not be liable to any person other than the Trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Board is required to call a meeting of shareholders for the purpose of voting upon the removal of any trustee when so requested in writing by the shareholders of record holding at least 10% of the Trust's outstanding shares.

Each series capital consists of shares of beneficial interest. Shares are fully paid and nonassessable, except as set forth above with respect to Trustee and shareholder liability. Shareholders representing 10% or more of the Trust or a series may, as set forth in the Trust Instrument, call meetings of the Trust or series for any purpose related to the Trust or series, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any series may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or the series;

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however, the Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation. If not so terminated or reorganized, the Trust and its series will continue indefinitely. Under the Trust Instrument, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to be incorporated under Delaware law, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement.

SHAREHOLDINGS


As of October 27, 1995, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund. Also as of that date, the shareholders listed below owned more than 5% of the Fund. Shareholders owning 25% or more of the shares of the Fund or of the Trust as a whole may be deemed to be controlling persons. By reason of their substantial holdings of shares, these persons may be able to require the Trust to hold a shareholder meeting to vote on certain issues and may be able to determine the outcome of any shareholder vote. As noted, certain of these shareholders are known to the Trust to hold their shares of record only and have no beneficial interest, including the right to vote, in the shares.




                                                                PERCENTAGE OF
                                                                     FUND
                   SHAREHOLDER                                   SHARES OWNED
                   -----------                                   ------------

     H.M. Payson & Co. Custody Account, FBO Customers Under         52.43%
     Management, Portland, Maine 04101

     H.M. Payson & Co. Trust Account, FBO Trust Funds Under         35.74%
     Management, Portland, Maine 04101


FUND STRUCTURE

CORE AND GATEWAY. The Fund may seek to achieve its objective by investing all of its investable assets in a separate portfolio of a registered, open-end management investment company with substantially the same investment objective
and policies as the Fund.   This "Core and Gateway" fund structure is an
arrangement whereby one or more investment companies or other collective investment vehicles that share investment objectives -- but offer their shares through distinct distribution channels -- pool their assets by investing in a single investment company having substantially the same investment objective and policies (a "Core Portfolio"). This means that the only investment securities that will be held by the Fund will be the Fund's interest in the Core Portfolio. This structure would permit other collective investment vehicles to invest collectively in a Core Portfolio, allowing for greater economies of scale in managing operations of the single Core Portfolio. In the event the Fund invested all of its assets in a Core Portfolio, its methods of operation and shareholder services would not be materially affected by

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its investment in a corresponding Core Portfolio, except that the assets of the
Fund may be managed as part of a larger pool. If the Fund invested all of its assets in a Core Portfolio, it would hold only investment securities issued by the Core Portfolio; the Core Portfolio would directly invest in individual securities of other issuers. The Fund would otherwise continue its normal operation. The Board would retain the right to withdraw the Fund's investments from the Core Portfolio at any time; the Fund would then resume investing directly in individual securities of other issuers or could re-invest all of its assets in another Core Portfolio.

The Board will authorize investing the Fund's assets in a Core Portfolio only if it first determines that pooling is in the best interests of the Fund and its shareholders. In determining whether to invest in a Core Portfolio, the Board will consider, among other things, the opportunity to reduce costs and achieve operational efficiencies. The Board will not authorize investment in a Core Portfolio if it would materially increase costs to the Fund's shareholders, unless, of course, there were perceived to be a corresponding increase in benefits to shareholders.

FUND SHAREHOLDERS' VOTING RIGHTS. A Core Portfolio normally will not hold meetings of its investors except as required under the 1940 Act. As a shareholder in a Core Portfolio, the Fund would be entitled to vote in proportion to its relative interest in the Core Portfolio. On any issue, the Fund will vote its shares in a Core Portfolio in proportion to the votes cast by its shareholders. If there are other investors in a Core Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by the Fund's shareholders will receive a majority of votes cast by all Core Portfolio shareholders. Generally, the Fund will hold a meeting of its shareholders to obtain instructions on how to vote its interest in a Core Portfolio when the Core Portfolio is conducting a meeting of its shareholders. However, subject to applicable statutory and regulatory requirements, the Fund will not seek instructions from its shareholders with respect to (i) any proposal relating to a Core Portfolio that, if made with respect to the Fund, would not require the vote of Fund shareholders, or (ii) any proposal relating to the Core Portfolio that is identical to a proposal previously approved by the Fund's shareholders.

In addition to a vote to remove a director or trustee or change a fundamental policy, examples of matters that will require approval of shareholders of a Core Portfolio include, subject to applicable statutory and regulatory requirements: the election of directors or trustees; approval of an investment advisory contract; the dissolution of a Core Portfolio; certain amendments of the organizational documents for the Core Portfolio; a merger, consolidation or sale of substantially all of a Core Portfolio's assets; or any additional matters required or authorized by the charter or trust instrument and by-Laws of a Core Portfolio or any registration statement of a Core Portfolio, or as the directors or trustees of the Core Portfolio may consider desirable. The board of directors or trustees of a Core Portfolio will typically reserve the power to change nonfundamental policies without prior shareholder approval.

CONSIDERATIONS OF INVESTING IN A PORTFOLIO. The Fund's investment in a Core Portfolio may be affected by the actions of other large investors in the Core Portfolio, if any. For example, if the Core Portfolio had a large investor other than the Fund that redeemed its interest in the Core Portfolio, the Core Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. The Fund may

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

withdraw its entire investment from the Core Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if other investors in the Core Portfolio, by a vote of shareholders, changed the investment objective or policies of the Core Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Core Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it usually would incur transaction costs. If the Fund withdrew its investment from the Core Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets in accordance with its investment objective and policies by the Adviser or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund.

10.  FINANCIAL STATEMENTS

The financial statements of the Portfolio for the year ended March 31, 1995 (which include a statement of assets and liabilities, a statement of operations, a statement of changes in net assets, notes to financial statements, financial highlights, a statement of investments and the auditors' report thereon) are included in the Annual Report to Shareholders of the Trust delivered along with this SAI and are incorporated herein by reference.




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

                 APPENDIX A - DESCRIPTION OF SECURITIES RATINGS


1.   CORPORATE BONDS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Portfolioamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Note: Those bonds in the Aa and A groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1 and A1.

     STANDARD AND POOR'S CORPORATION ("S&P")

Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

Note: The ratings for AA and A may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

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

     FITCH INVESTORS SERVICE, INC. ("FITCH")

AAA Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, shorter-term debt of these issuers is generally rate F-1+.

A Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA categories.

2.   COMMERCIAL PAPER

     MOODY'S INVESTORS SERVICE, INC.

Moody's two highest ratings for short-term debt, including commercial paper, are Prime-1 and Prime-2. Both are judged investment grade, to indicate the relative repayment ability of rated issuers.

Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     ---   Leading market positions in well-established industries.
     ---   High rates of return on funds employed.
     --- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     --- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     --- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while

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

sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     STANDARD AND POOR'S CORPORATION

S&P's two highest commercial paper ratings are A and B. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. An A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. A-3 issues have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

     FITCH INVESTORS SERVICE, INC.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

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

                            MAINE MUNICIPAL BOND FUND



Account Information and
Shareholder Servicing:                  Distributor:
     Forum Financial Corp.                   Forum Financial Services, Inc.
     P.O. Box 446                            Two Portland Square
     Portland, Maine 04112                   Portland, Maine  04101
     207-879-0001                            207-879-1900


--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                 August 1, 1995
                           As Amended January 5, 1996


Forum Funds (the "Trust") is a registered open-end investment company. This Statement of Additional Information supplements the Prospectus offering shares of the Maine Municipal Bond Fund (the "Fund") and should be read only in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting the Trust's Distributor at the address listed above.


                                TABLE OF CONTENTS
                                                               Page
                                                               ----

               1.   Investment Policies......................    2
               2.   Investment Limitations...................   12
               3.   Performance Data.........................   14
               4.   Management...............................   17
               5.   Determination of Net Asset Value.........   23
               6.   Portfolio Transactions...................   23
               7.   Additional Purchase and
                     Redemption Information..................   24
               8.   Taxation.................................   25
               9.   Other Information........................   26

                    Appendix A - Description of Securities Ratings Appendix B - Description of Municipal Securities Appendix C - Hedging Strategies

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

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

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                            1.    INVESTMENT POLICIES

RATINGS AS INVESTMENT CRITERIA

Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and other nationally recognized statistical rating organizations ("NRSROs") are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to municipal bonds and other municipal securities by several NRSROs is included in Appendix A to this Statement of Additional Information. The Fund may use these ratings to determine whether to purchase, sell or hold a security. However, ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it has been purchased by the Fund, Forum Advisors, Inc. (the "Adviser") will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

The Fund may retain a security whose rating has been lowered below the lowest permissible rating category (or that is unrated and determined by the Adviser to be of comparable quality) if the Adviser determines that retaining such security is in the best interests of the Fund. A non-rated security is considered to be of comparable quality to a rated security when the Adviser believes that the financial condition of the issuer of the obligation and the protection afforded by the terms of the obligation itself limit the risk to the Fund to a degree comparable to that of the rated security.

MUNICIPAL SECURITIES

The term "municipal securities," as used in the Prospectus and this Statement of Additional Information, means obligations of the type described in Appendix B issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal and Maine state income tax imposed on individuals. The municipal securities in which the Fund will invest are limited to those obligations which at the time of purchase: (i) are backed by the full faith and credit of the United States; (ii) are municipal notes rated in the four highest rating categories by an NRSRO, or, if not rated, are of comparable quality as determined by the Adviser; (iii) are municipal bonds rated in the six highest rating categories by an NRSRO or, if not rated, are of comparable quality as determined by Adviser; or (iv) are other types of municipal securities, provided that such obligations are of comparable quality as determined by the Adviser to instruments in which the Fund may invest.


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

MUNICIPAL LEASES

Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds or notes. Municipal leases and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the government lessee) are sometimes viewed as a means for governmental issuers to acquire property and equipment without meeting constitutional or statutory requirements for issuance of long-term debt. The debt-issuance limitations of the constitution and statutes of the State of Maine are inapplicable because of the inclusion in such leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. If no such appropriations are made, leased property is ordinarily returned to, and disposed of by, a trustee in order to pay off all or a portion of the liabilities under the lease. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit or guarantee of a bank or other entity that has long term outstanding debt securities rated in one of the top two rating categories by an NRSRO.

VARIABLE AND FLOATING RATE OBLIGATIONS

The interest rates payable on certain municipal securities, including municipal leases, in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. These securities are referred to as variable rate or floating rate obligations. Other features of these obligations may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The main benefit of a variable or floating rate municipal security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of these municipal securities enhances the ability of the Fund to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. The payment of principal and interest by issuers of certain municipal securities purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets the Fund's investment quality requirements. The Adviser will monitor the pricing, quality and liquidity of variable rate and floating rate demand obligations held by the Fund on the basis of published financial information, rating agency reports and other research services to which the Fund or Adviser may subscribe.

PARTICIPATION INTERESTS

The Fund may purchase participation interests in municipal bonds, including private activity bonds and floating and variable rate securities that are owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in a municipal security owned by a bank or other financial institution. These instruments carry a demand feature permitting the holder to tender them back to the bank or other institution and are generally backed by an irrevocable letter of credit or guarantee of the bank or institution. The Fund can

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

exercise the right, on not more than thirty days' notice, to sell such an instrument back to the bank or institution from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of the Fund's participation interest in the instrument, plus accrued interest. Generally, the Fund will do so only (i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio, or
(iii) upon a default under the terms of the demand instrument. Banks and other financial institutions retain portions of the interest paid on such participation interests as their fees for servicing such instruments and the issuance of related letters of credit, guarantees and repurchase commitments. Exposure to credit losses arising from the possible financial difficulties of borrowers might affect the bank's or other institution's ability to meet its obligations under its letter of credit or other guarantee.

The Fund will not purchase participation interests unless it is advised by counsel or receives a ruling of the Internal Revenue Service that interest earned by the Fund from the obligations in which it holds participation interests is exempt from Federal income tax. The Internal Revenue Service has announced that it ordinarily will not issue advance rulings on certain of the Federal income tax consequences applicable to securities, or participation interests therein, subject to a put. The Adviser will monitor the pricing, quality and liquidity of participation interests held by the Fund on the basis of published financial information, rating agency reports and other research services to which the Fund or the Adviser may subscribe.

STAND-BY COMMITMENTS

The Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Since the value of a stand-by commitment is dependent on the ability of the stand-by commitment writer to meet its obligation to repurchase, the Fund's policy is to enter into stand-by commitment transactions only with municipal securities dealers which in the opinion of the Adviser present minimal credit risks.

The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by the Fund are valued at zero in determining net asset value. When the Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Fund's portfolio of securities.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

The Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-


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

issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. The Fund will maintain with its custodian a separate account with cash, U.S. Government securities or other liquid, high-grade debt securities with a value at all times sufficient to cover such commitments.


The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities which it owned on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward commitment transactions at prices inferior to the current market values.

When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enter into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of the Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. No when-issued or forward commitment transactions will be entered into by the Fund if, as a result, more than 15% of the value of the Fund's total assets would be committed to such transactions.

The Fund will establish and maintain with its custodian a separate account with cash, U.S. Government Securities (as defined in the Prospectus) and other liquid high-grade debt securities in an amount at least equal to its commitments to purchase securities on a when-issued or delayed delivery basis.

REPURCHASE AGREEMENTS

The Fund may seek additional income by entering into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. The Trust's custodian maintains possession of the underlying collateral, which is maintained at not less than 100% of the repurchase price, and which consists of the types of securities in which the Fund may invest directly.


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

LENDING OF PORTFOLIO SECURITIES

The Fund may from time to time lend securities from its portfolio to brokers, dealers and other financial institutions. Securities loans must be continuously secured by cash or U.S. Government Securities with a market value, determined daily, at least equal to the value of the Fund's securities loaned, including accrued interest. The Fund receives interest in respect of securities loans from the borrower or from investing cash collateral. The Fund may pay fees to arrange the loans. The Fund will not lend portfolio securities in excess of 33 1/3% of the value of the Fund's total assets.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter (OTC) options, repurchase agreements maturing in more than seven days and municipal leases other than those the Adviser has determined are liquid pursuant to guidelines established by the Trust's Board of Directors (the "Board").

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The Adviser monitors the liquidity of the securities in the Fund's portfolio and reports periodically on such decisions to the Board.

TEMPORARY DEFENSIVE POSITION

When the Fund assumes a temporary defensive position it may invest in (i) short-term U.S. Government Securities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation, (iii) commercial paper of prime quality rated Prime-2 or higher by Moody's or A-2 or higher by S&P or, if not rated, determined by the Adviser to be of comparable quality, (iv) repurchase agreements covering any of the securities in which the Fund may invest directly and (v) money market mutual funds.

The Fund may invest in the securities of other investment companies within the limits proscribed by the 1940 Act. Under normal circumstances, the Fund intends to invest less than 5% of the value of its net assets in the securities of other investment companies. In addition to the Fund's


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expenses (including the various fees), as a shareholder in another investment company, the Fund would bear its pro rata portion of the other investment company's expenses (including fees).

GENERAL

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. An increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.

There can be no assurance that the Fund's investment objective will be achieved. The achievement of the Fund's objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission, although there have been proposals which would require registration in the future.

The obligations of municipal securities issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

CERTAIN INFORMATION CONCERNING THE STATE OF MAINE

Material in this section has been compiled from numerous sources including "The Maine Economy: Year-End Review and Outlook, 1994," the most recent "State of Maine Economic Reports" through the "Spring 1995" issue prepared and published quarterly by the Economics Division of the Maine State Planning Office, and the Maine State Planning Office Spring 1995 Forecast dated June 7, 1995. In addition, certain information was obtained from Official Statements of the State of Maine published in connection with the issuance of $20,000,000 Certificates of Participation dated February 15, 1995, $61,350,000 general obligation bonds dated May 1, 1995, and $182,000,000 State of Maine General Obligation Tax Anticipation Notes dated July 20, 1995. Other information concerning Maine budgetary matters was obtained from official legislative documents, the Office of Fiscal and Program Review of the Maine Legislature, and the Bureau of the Budget and the Bureau of Employee Relations of the Maine Department of Administrative and Financial Services. The most recent information concerning credit ratings on debt issued by or on behalf of the State of Maine and its subordinate agencies was obtained from credit reports for the State of Maine published by S&P on January 24, 1995, April 28, 1995, and July 7, 1995, and by Moody's on January 23, 1995, February 1, 1995, April 27, 1995, May 4, 1995, July 10, 1995, and July 12, 1995.


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Although the information derived from the above sources is believed to be accurate, none of the information obtained from these sources has been independently verified. While the following summarizes the most current information available from the above sources, it does not reflect economic conditions or developments which may have occurred or trends which may have materialized since the dates indicated.

The State of Maine, which includes nearly one-half of the total land area of the six New England states, currently has a population of 1,240,000. The structure of the Maine economy is quite similar to that of the nation as a whole, except that Maine has proportionately more activity in manufacturing and tourism, and less activity in finance and services.

During the 1980's, Maine's economy surpassed national averages in virtually all significant measures of economic growth. During this ten-year period, Maine real economic growth was 40% as measured by the Maine Economic Growth Index, a broad-based measure of economic growth which is corrected for inflation. This economic growth compares to national real economic growth during the 1980's of 26% and 29%, measured by the United States Economic Growth Index and real Gross National Product respectively. During this time period, resident employment in Maine increased by 21%, while resident employment nationally increased by 19%. Inflation-adjusted retail sales in Maine during this period increased by 72%, as opposed to a 32% increase in such retail sales nationally. During the 1980's, per capita personal income in Maine rose from 44th in the nation in 1979, to 26th in the nation in 1989, from 81% to 92% of the national average of per capita personal income. During the 1980's, Maine's economy also became significantly more diversified.

Since the fourth quarter of 1989, however, the Maine economy has not performed as well as earlier. For example, the Maine economy sustained only 0.8% real growth in 1989, and experienced real growth of -1.1% in 1990 and -2.6% in 1991. Data show that the Maine economy began a sustained decline during the fourth quarter of 1989. The second quarter of 1991 saw the seventh consecutive quarterly decline in the Maine Economic Growth Index, and the third and fourth quarters of 1991 showed barely positive economic growth of 0.9% and 0.2% respectively. Economic recovery in Maine has also been hindered recently by losses in defense related jobs, with the State losing since 1990 approximately 20% of its defense dependent employment which peaked at 63,000 jobs in 1989.

Since 1991, however, the Maine economy has experienced a modest recovery. This recovery continued through the end of calendar year 1994, and it appears to be accelerating slightly from previous years. For example, Maine real economic growth, as measured by the Maine Economic Growth Index ("EGI"), expanded at a 2.6% annual rate during 1994. While this is a significant improvement over the 1993 Maine EGI growth rate of 1.1%, it still lags behind the 1994 national growth rate of 4.0%, as measured by Gross Domestic Product ("GDP"). According to revised year-end economic data published by the Economics Division of the Maine State Planning Office, almost all Maine economic indicators showed improvement during 1994, and the improvement among various broad sectors of the Maine economy accelerated slightly. For example, Maine consumer retail sales increased 6.7% in 1994, as opposed to a 5.3% increase in

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1995.  Maine auto transportation sales increased 12.8% in 1994 on top of a 12.4%
increase in 1993. Maine building supply sales increased 9.0% in 1994, as opposed to a 4.8% increase in 1993. Maine construction contract awards increased 10.0% in 1994, as opposed to a 15.9% decline in 1993. Maine payroll employment increased 2.3% in 1994, as opposed to a 1.4% increase in 1993. The Maine unemployment rate decreased by .7% in 1994 as opposed to a .9% increase in 1993. The only broadly-reported Maine economic indicator for 1994 that did not outperform 1993 was unit sales of residential homes, with such sales experiencing only an 8.0% increase in 1994, as opposed to an 11.4% increase in 1993. The consumer retail sales data (including among other items taxable retail sales related to the auto transportation and tourist industries) are particularly significant for State of Maine credit purposes. Since roughly one-third of Maine State government general fund revenues are derived from a 6% retail sales tax, the strong performance of taxable retail sales in Maine in 1993 and 1994 has made it easier for Maine State government to improve its fiscal condition.

The fiscal policies of the State of Maine are very conservative, and the State is required by its Constitution to operate on a balanced budget. The Maine Constitution does this by prohibiting the issuance of any debt by or on behalf of the State which exceeds $2,000,000 "except to suppress insurrection, to repel invasion, or for purposes of war, and except for temporary loans to be paid out of money raised by taxation during the fiscal year in which they are made." The Maine Constitution also prohibits the issuance of debt by or on behalf of the State to fund "current expenditures". The Maine Constitution allows the issuance of long-term debt when two-thirds of both houses of the Legislature pass a law authorizing the issuance of such debt, and when the voters of the State ratify and enact such a law at a general or special statewide election. Amendments to the Maine Constitution have also been adopted to permit the Legislature to authorize the issuance of bonds: (i) to insure payment on up to $6,000,000 of revenue bonds of the Maine School Building Authority; (ii) to guarantee payment on up to $4,000,000 of student loans; (iii) to insure payment on up to $1,000,000 of mortgage loans for Indian housing; (iv) to insure payment on up to $4,000,000 of mortgage loans or small business loans to Maine veterans; and (v) to insure payments on up to $90,000,000 of mortgage loans for industrial, manufacturing, fishing, agricultural, and recreational enterprises. The Maine Constitution provides that if the Legislature fails to appropriate sufficient funds to pay principal and interest on these bonds, the State Treasurer is required to set aside sufficient funds from the first General Fund revenues received thereafter by the State to make such payments.

As of May 31, 1995, there were outstanding $516,355,000 general obligation bonds of the State and $31,900,000 bond anticipation notes of the State. On June 30, 1995, $175,000,000 outstanding tax anticipation notes of the State matured, and on July 20, 1995, the State issued $182,000,000 tax anticipation notes to mature on June 28, 1996. Various other Maine governmental agencies and quasi-municipal corporations, including but not limited to the Maine Municipal Bond Bank, the Maine Court Facilities Authority, the Maine Health and Higher Educational Facilities Authority and the Maine Veterans' Homes, issue debt for Maine governmental purposes, but this debt does not pledge the credit of the State.

The strength of Maine's economy during the 1980's enable the State to accumulate relatively large unappropriated surpluses of general fund revenues. During the economic contraction of

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1989 through 1992, however, Maine State government repeatedly reduced its expenditures in order to comply with the requirement of the Maine Constitution that State government operate on a balanced budget. For example, on December 23, 1991, the Legislature enacted revisions to the fiscal year 1992 budget reducing General Fund expenditures by $53,815,843 and approving a fiscal year 1992 budget of $1,490,717,628. The reductions made by the December 23, 1991 budget revision included reductions in general purpose aid to local schools and in State employee health insurance expenses, elimination of the State Office of Comprehensive Land Use Planning, reduction of payments to the University of Maine System and the Maine Technical College System, and reduction of payments to municipalities under a State revenue sharing program. On April 1, 1992, the Governor also signed into law revisions in the fiscal year 1993 budget reducing General Fund expenditures by $108,243,732 and approving a fiscal year 1993 budget of $1,562,941,722. The reductions made by the April 1, 1992 budget revision included broad reductions in many State programs and the freezing of wage increases for many State employees and employees at State higher educational institutions. In addition, the State continued a program which requires most State employees to take a number of days of unpaid leave during each fiscal year, depending on job classification.

Because of the improvement of the Maine economy beginning in 1992, however, the Governor signed into law on June 30, 1993 a State government budget for fiscal years 1994 and 1995 in the amount of $3,208,476,191 that stabilized reductions in State services and provided for slight increases in come State programs such as educational and job training programs. As part of this budget, a temporary increase from 5% to 6% in the State's retail sales tax was continued, but both a 5% and 10% surcharge on the Maine State Income Tax and a 10% surcharge on the Maine Corporate Income Tax were eliminated. On March 9, 1994 and April 15, 1995 respectively, the Governor signed into law supplemental appropriations legislation for Maine State government for fiscal years 1994 and 1995. Such legislation authorized on a net basis the appropriation and expenditure of an additional $12,796,430 for State government activities during fiscal years 1994 and 1995. It is expected that such increases in expenditures will be funded by greater than originally projected receipts of State tax revenues.

During the first six months of 1995, this trend of stabilizing Maine State government finances has continued. On February 17, 1995, the Governor signed into law a Supplemental Appropriations Budget which had the net effect of slightly increasing State general fund expenditures for fiscal year 1995 by $6,515,892. On May 15, 1995, the Governor signed into law a second Supplemental Appropriations Budget for fiscal year 1995 which had the net effect of slightly increasing State general fund expenditures by an additional $6,391,784. As part of this Budget law, the Governor also received authority to establish a "Productivity Realization Task Force: directed to identify over $45,000,000 in reductions to State expenditures in fiscal years 1996 and 1997. On June 29, 1995, the Governor signed into law a Biennial Operating Budget authorizing general fund expenditures in fiscal years 1996 and 1997 of $1,713,573,026 and $1,785,543,156 respectively. As part of this Biennial Operating Budget, the Legislature enacted a so-called State income tax cap, beginning in fiscal year 1998, which caps the amount of State income tax revenue which the State can spend at $676,230,000, the amount of such revenue expected to be received by the State during fiscal year 1998. Additional income tax revenue received once the cap becomes effective would be deposited in a reserve fund and used

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to pay income tax refunds to taxpayers.  As part of this arrangement, income tax rates also would be reduced by up to 20% to eliminate the collection of income tax revenue above the amount of the cap. The Legislature is expected to review the income tax cap plan periodically, and it is empowered to use excess income tax revenue collected for unanticipated State liabilities. On June 30, 1995, the Governor signed into law a Supplemental Appropriations Budget for fiscal years 1996 through 1997 totaling an additional $3,363,218 in general fund expenditures. As part of these budget acts signed into law during the first six months of 1995, the State also eliminated, as unneeded, several non-recurring accounting practices, special taxes, and personnel policies such as deferred State payments, and State employee unpaid leave days, designed to achieve a balanced budget at the end of each fiscal year. There can be no assurance, however, that the budget acts cited above for fiscal years 1996 and 1997 will not be amended from time to time in order to comply with the balanced budget requirement of the Maine Constitution.

Because of Maine's conservative debt policies and its Constitutional requirement that State government operate under a balanced budget, Maine general obligation bonds had been rated AAA by S&P and Aa1 by Moody's for many years.

On June 6, 1991, however, S&P lowered its credit rating for Maine general obligation bonds from AAA to AA+, and at the same time lowered its credit rating on bonds issued by the Maine Municipal Bond Bank and the Maine Court Facilities Authority, and on State of Maine Certificates of Participation for highway equipment, from AA to A+. In taking this action, S&P said, "The rating action is a result of declines in key financial indicators, and continued softness in the state economy. The new rating continue to reflect the low debt burden of the state, an economic base that has gained greater income levels and diversity over the 1980's, and a legislative history of dealing effectively with financial difficulties." These ratings have remained unchanged since June 6, 1991. Because of recent improvements in the State of Maine economy, S&P views the State's financial outlook as "stable", stating in its most recent July 7, 1995 credit report: "The outlook reflects . . . stable tax collections, despite the slow economic recovery and the diminished likelihood of the need to adjust expenditures because of inadequate revenue receipts."

On August 24, 1993, citing the "effects of protracted economic slowdown and the expectation that Maine's economy will not soon return to the pattern of robust growth evident in the mid-1980's," Moody's lowered the State of Maine's general obligation bond rating from Aa1 to Aa. At the same time, Moody's lowered from Aa1 to Aa the rating assigned to state-guaranteed bonds of the Maine School Building Authority and the Finance Authority of Maine, and confirmed at A1 the ratings assigned to the bonds of the Maine Court Facilities Authority and State of Maine Certificates of Participation. These ratings have remained unchanged since August 24, 1993. In its most recent credit report for the State of Maine, dated July 12, 1995, Moody's said: "Reasonable revenue estimates and spending restraint embodied in the fiscal 1996 budget are also noted, reflecting an economy which, while emerging from recession, is not robust."

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                          2.  INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations which are in addition to those contained in the Fund's Prospectus and which may not be changed without shareholder approval. The Fund may not:

     (1) Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund's total assets (computed immediately after the borrowing).

     (2) Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry. For this purpose, consumer finance companies, industrial finance companies, and gas, electric, water and telephone utility companies are each considered to be separate industries.

     (3) Purchase securities, other than U.S. Government Securities, of any one issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time of purchase be invested in the securities of that issuer, or (b) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer. Up to 50% of the Fund's total assets may be invested without regard to this limitation.

     (4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

     (5) Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

     (6) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

     (7) Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

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     (8)  Issue senior securities except pursuant to Section 18 of the
          Investment Company Act of 1940 ("1940 Act") and except that the Fund may borrow money subject to investment limitations specified in the Fund's Prospectus.

     (9) Invest in interests in oil or gas or interests in other mineral exploration or development programs.

     (10) Purchase securities having voting rights except securities of other investment companies.


In addition, the Fund has adopted a fundamental investment policy which provides that notwithstanding any other investment policy or restriction (whether or not fundamental), the Fund may seek to achieve its investment objective by holding, as its only investment securities, the securities of another investment company having substantially the same investment objective and policies as the Fund.


The Fund has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

     (a) Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

     (b) Invest in securities of another registered investment company, except in connection with a merger, consolidation, acquisition or reorganization; and except that the Fund may invest in money market funds and privately-issued mortgage related securities to the extent permitted by the 1940 Act.

     (c) Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

     (d) Invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest, if as a result, more than 5% of the value of the Fund's total assets would be so invested.

     (e) Invest in or hold securities of any issuer if officers and directors of the Trust or the Fund's investment adviser, individually owning beneficially more than 1/2 of 1%

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          of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

     (f) Purchase securities for investment while any borrowing equaling 5% or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of the Fund's total assets.

     (g) Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than (i) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the Securities Act of 1933 ("Restricted Securities") or (ii) 10% of the Fund's total assets would be invested in Restricted Securities.

     (h) Invest in oil, gas or other mineral exploration or development programs, or leases, provided that the Fund may invest in securities issued by companies engaged in such activities.

     (i) Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate.)

Except as required by the 1940 Act, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

For purposes of limitation number 4 listed in the Fund's Prospectus, which relates to the diversification of the Fund's assets, the District of Columbia, each state, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is deemed to be a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of industrial development bonds and private activity bonds, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user would be deemed to be the sole issuer. However, if in either case the creating government or some other agency guarantees a security, that guarantee would be considered a separate security and would be treated as an issue of such government or other agency.

No more than 25% of the Fund's total assets may be invested in the securities of one issuer. However, this limitation does not apply to securities of an issuer payable solely from the proceeds of U.S. Government Securities.

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                              3.  PERFORMANCE DATA

The Fund may quote performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's net asset value, yield and total return will fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

Standardized SEC yield and total return information as of March 31, 1995 is outlined in the following table:


30 Day Annualized   30 Day Annualized        Total Return    Total Return Since
      Yield         Tax Equivalent Yield        1 Year          Inception
      -----         --------------------        ------          ---------
      5.00%                 9.18%                2.36%             5.71%

Tax equivalent yield is based on a combined Federal and Maine state income tax rate of 49.5% (Federal 39.6% and State of Maine 9.9%).

The Fund commenced operations on December 5, 1991.

In performance advertising the Fund may compare any of its performance information with data published by independent evaluators such as Morningstar, Lipper Analytical Services, Inc., IBC/Donoghue, Inc., CDC/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Fund may also compare any of its performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund may refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

YIELD CALCULATIONS

Standard SEC yields for the Fund used in advertising are computed by dividing the Fund's interest income for a given 30 days or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. In general, interest income is reduced with respect to bonds purchased at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds purchased at a

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discount by adding a portion of the discount to daily income.  Capital gain and loss generally are excluded from these calculations.

Income calculated for the purpose of determining the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

The tax equivalent yield for the Fund is the rate an investor would have to earn from a fully taxable investment in order to equal the Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus the stated Federal or combined Federal and state tax rate. (If only a portion of the Fund's yield is tax-exempt, only that portion is adjusted in the calculation.)

Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Also, Processing Organizations may charge their customers direct fees in connection with an investment in the Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yields of the Fund are not fixed or guaranteed, and an investment in the Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of the Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare the Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

TOTAL RETURN CALCULATIONS

Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over a given period according to the following formula:

          P(1+T)TO THE POWER OF n = ERV

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     Where:

          P = a hypothetical initial payment of $1,000;
          T = average annual total return;
          n = number of years; and
          ERV = ending redeemable value.

ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.

In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gain and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph or similar illustration.

     Period total return is calculated according to the following formula:

          PT = (ERV/P-1)

     Where:

          P = a hypothetical initial payment of $1,000;
          PT = period total return;
          ERV = ending redeemable value.

                                 4.  MANAGEMENT

The Directors and officers of the Trust and their principal occupations during the past five years are set forth below.

John Y. Keffer, Chairman and President.

     President and Director, Forum Financial Services, Inc. (a registered broker-dealer), Forum Financial Corp. (a registered transfer agent) and Forum Advisors, Inc. (a registered investment adviser). Mr. Keffer is a director and/or officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

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

Costas Azariadis, Director.

     Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

James C. Cheng, Director.

     Managing Director, Forum Financial Services, Inc. since September 1991. President of Technology Marketing Associates (a marketing consulting company) since September 1991. Prior thereto, Mr. Cheng was President and Chief Executive Officer of Network Dynamics, Incorporated (a software development company). His address is 27 Temple Street, Belmont, Massachusetts 02178.

J. Michael Parish, Director.

     Partner at the law firm of Winthrop Stimson Putnam & Roberts since 1989. Prior thereto, he was a partner at LeBoeuf, Lamb, Leiby & MacRae, a law firm of which he was a member from 1974 to 1989. His address is 40 Wall Street, New York, New York 10005.


Mark D. Kaplan, Vice President, Assistant Treasurer and Assistant Secretary.

     Managing Director at FFSI since September 1995. Prior thereto, Mr. Kaplan was Managing Director and Director of Research at H.M. Payson & Co. His address is Two Portland Square, Portland, Maine 04101.


Michael D. Martins, Treasurer.

     Director of Fund Accounting at Forum Financial Corp. since June 1995. Prior thereto, he served as a manager in the New York City office of Deloitte & Touche LLP, where he was employed for over five years. His address is Two Portland Square, Portland, Maine 04101.

David I. Goldstein, Secretary.

     Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart. Mr. Goldstein is also Secretary or Assistant Secretary of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

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

Dana A. Lukens, Assistant Secretary

     Assistant Counsel, Forum Financial Services, Inc., with which he has been associated since August 1995. Prior thereto, Mr. Lukens was associated with the law firm of Testa, Hurwitz & Thibeault. Mr. Lukens is also Assistant Secretary of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine

Renee A. Walker, Assistant Secretary

     Fund Administrator, Forum Financial Services, Inc., with which she has been associated since December 1994. Prior thereto, Ms. Walker was employed by Longwood Partners, Investment Partnership and Paine Webber, Inc. in Boston Massachusetts. Her address is Two Portland Square, Portland, Maine 04101.

John Y. Keffer is an interested person of the Trust as that term is defined in the 1940 Act.

ADVISER

The Fund's investment adviser, Forum Advisors, Inc., furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund, pursuant to an investment advisory agreement between the Adviser and the Trust (the "Advisory Agreement"). The Advisory Agreement provides for an initial term of one year from its effective date with respect to the Fund and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by the Board or by vote of the shareholders, and in either case by a majority of the directors who are not parties to the Advisory Agreement or interested persons of any such party.

The Advisory Agreement is terminable without penalty by the Trust on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement also provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement. The Advisory Agreement provides that the Adviser may render services to others.

For its services under the Investment Advisory Agreement, Forum receives with respect to the Fund a fee at an annual rate of 0.40% of the average daily net assets of the Fund. Fees payable under the Advisory Agreement with respect to the Fund are outlined in the following table:

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

    FISCAL YEAR ENDED
        MARCH 31         GROSS FEE          WAIVED FEE           NET FEE
        --------         ---------          ----------           -------

          1995           $105,063            $91,930             $13,133
          1994            $92,788            $85,563              $7,225
          1993            $35,825            $35,825                  $0

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets which are invested in the Fund. In some instances the Adviser may elect to credit against any investment management fee received from a client who is also a shareholder in the Fund an amount equal to all or a portion of the fees received by the Adviser or any affiliate of the Adviser from the Fund with respect to the client's assets invested in the Fund.

The Adviser has agreed to reimburse the Trust for certain of the Fund's operating expenses (exclusive of interest, taxes, brokerage, fees and organization expenses, all to the extent permitted by applicable state law or regulation) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Trust may elect not to qualify its shares for sale in every state. The Adviser believes that currently the most restrictive expense ratio limitation imposed by any state is 2-1/2% of the first $30 million of the Fund's average net assets, 2% of the next $70 million of its average net assets and 1-1/2% of its average net assets in excess of $100 million. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by the Adviser monthly.

Subject to the above obligations to reimburse the Trust for its excess expenses, the Trust has confirmed its obligation to pay all its other expenses, including: interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; costs of forming the corporation and maintaining corporate existence; costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of the Trust; costs of reproduction, stationery and supplies; compensation of directors, officers and employees of the Trust and costs of other personnel performing services for the Trust who are not officers of an Adviser, the manager and distributor or their respective affiliates; costs of corporate meetings; Securities and Exchange Commission registration fees and related expenses; state securities laws registration fees and related expenses; and fees payable to the Advisers under the Investment Advisory Agreements.

MANAGER AND DISTRIBUTOR

Forum Financial Services, Inc. ("Forum") was incorporated under the laws of the State of Delaware on February 7, 1986, and supervises the overall management of the Trust (which includes, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the transfer agent and custodian and arranging for maintenance of books and records of the Trust) pursuant to a management agreement with the Trust (the "Management Agreement"). The Management Agreement provides for an initial term of one year from its effective date with respect to the Fund and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the directors who are not parties to the Management Agreement or interested persons of any such party and do not have any direct or indirect financial interest in the Management Agreement.

The Management Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to the Fund by vote of the Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Management Agreement also provides that Forum shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's duties or by reason of reckless disregard of its obligations and duties under the Management Agreement.

Forum also acts as distributor of the Fund's shares pursuant to a distribution services agreement (the "Distribution Services Agreement") and, pursuant thereto, receives, and may reallow to certain financial institutions, the sales charge paid by the purchasers of the Fund's shares. The aggregate sales charges payable to Forum with respect to the Fund are outlined in the following table:


   FISCAL YEAR ENDED    AGGREGATE
        MARCH 31       SALES CHARGE     AMOUNT RETAINED     AMOUNT REALLOWED
        --------       ------------     ---------------     ----------------

          1995           $133,896            $17,656             $116,239
          1994           $476,541            $61,740             $414,800
          1993           $461,958            $66,286             $395,672

For its services under the Management Agreement, Forum receives with respect to the Fund a fee at an annual rate of 0.30% of the average daily net assets of the Fund. Fees payable under the Management Agreement with respect to the Fund are outlined in the following table:


    FISCAL YEAR ENDED
        MARCH 31         GROSS FEE         WAIVED FEE          NET FEE
        --------         ---------         ----------          -------
          1995           $78,797             $78,797                $0
          1994           $69,591             $53,083           $16,508
          1993           $26,869             $26,869                $0


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

Forum provides persons satisfactory to the Board to serve as officers of the Trust. Those officers, as well as certain other employees and Directors of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) Forum, its affiliates or certain affiliates of the Advisers.

TRANSFER AGENT

Forum Financial Corp. (the "Transfer Agent") acts as transfer agent of the Trust pursuant to a transfer agency agreement (the "Transfer Agency Agreement"). The Transfer Agency Agreement provides for an initial term of one year from its effective date with respect to the Fund and for its continuance in effect for successive twelve-month periods thereafter, provided that the agreement is specifically approved at least annually by the Board or by a vote of the shareholders, and in either case by a majority of the directors who are not parties to the Transfer Agency Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Transfer Agency Agreement.

Among the responsibilities of the Transfer Agent as agent for the Trust are:
(1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption transactions and receiving wired funds; (4) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (5) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (6) furnishing periodic statements and confirmations of purchases and redemptions; (7) arranging for the transmission of proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (8) arranging for the receipt, tabulation and transmission to the Trust of proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (9) providing such other related services as the Trust or a shareholder may reasonably request.

The Transfer Agent or any sub-transfer agent or processing agent may also act and receive compensation as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Fund with respect to assets invested in the Fund. The Transfer Agent or any sub-transfer agent or other processing agent may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust or from the Transfer Agent with respect to assets of those customers or clients invested in the Fund. The Transfer Agent, Forum or sub-transfer agents or processing agents retained by the Transfer Agent may be Processing Organizations (as defined in the Prospectus) and, in the case of sub-transfer agents or processing agents, may also be affiliated persons of the Transfer Agent or Forum.

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

For its services under the Transfer Agent Agreement, Forum receives with respect to its transfer agency services a fee at an annual rate of 0.25% of the average daily net assets of the Fund. Fees payable under the Transfer Agent Agreement with respect to the Fund are outlined in the following table:


     FISCAL YEAR ENDED
         MARCH 31            GROSS FEE          WAIVED FEE         NET FEE
         --------            ---------          ----------         -------

          1995                $78,797             $78,797              $0
          1994                $69,591             $53,083         $16,508
          1993                $26,869             $26,869              $0

Pursuant to a Fund Accounting Agreement, the Transfer Agent also provides the Fund with portfolio accounting, including the calculation of the Fund's net asset value. For these services, the Transfer Agent receives an annual fee ranging from $36,000 to $60,000 depending upon the amount and type of the Fund's portfolio transactions and positions. Fees payable under the Transfer Agent Agreement with respect to fund accounting services for the Fund are outlined in the following table:


    FISCAL YEAR ENDED
        MARCH 31             GROSS FEE          WAIVED FEE        NET FEE
        --------             ---------          ----------        -------

          1995                $78,797             $78,797             $0
          1994                $69,591             $53,083        $16,508
          1993                $26,869             $26,869             $0

The Transfer Agent or any sub-transfer agent or processing agent may also act and receive compensation for acting as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Fund with respect to assets invested in the Fund.

                      5.  DETERMINATION OF NET ASSET VALUE

The Fund does not determine net asset value on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas. Purchases and redemptions are effected at the time of the next determination of net asset value following the receipt of any purchase or redemption order.

                           6.  PORTFOLIO TRANSACTIONS

Purchases and sales of portfolio securities for the Fund usually are principal transactions. Portfolio securities for the Fund are normally purchased directly from the issuer or from an underwriter or market maker for the securities.
There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or

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

concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked prices.

The Fund may effect purchases and sales through brokers who charge commissions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Fund. For the fiscal years ended March 31, 1995, 1994, 1993, the Fund paid no brokerage commissions.

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commission, including certain dealer spreads, paid in connection with Fund transactions, the Adviser takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Adviser may also take into account payments made by brokers effecting transactions for the Fund (i) to the Fund or
(ii) to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay.

In addition, the Adviser may give consideration to research services furnished by brokers or dealers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis may be used by the Adviser in connection with services to clients other than the Fund, and the Adviser's fee is not reduced by reason of the Adviser's receipt of the research services.

Investment decisions for the Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies and accounts managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

No portfolio transactions are executed with the Adviser, Forum or any of their affiliates.

               7.  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares in the Fund are sold on a continuous basis by the distributor.

Set forth below is an example of the method of computing the offering price of the Fund's shares. The example assumes a purchase of shares of common stock aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based on the net asset value per share of $10.46 on March 31, 1995.

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

     Net Asset Value Per Share....................      $ 10.46

     Sales Charge, 3.75% of offering price
     (3.90% of net asset value per share).........      $  0.41

     Offering to Public...........................      $ 10.87

In addition to the situations described in the Prospectus under "Purchases and Redemptions of Shares," the Trust may redeem shares involuntarily, from time to time, to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

The Trust has filed a formal election with the Securities and Exchange Commission pursuant to which a Fund will only effect a redemption in portfolio securities if a shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

The Fund may wire proceeds of redemptions to shareholders that have elected wire redemption privileges only if the wired amount is greater than $5,000. In addition, the Fund will only wire redemption proceeds to financial institutions located in the United States.

By use of telephone redemption and exchange privileges, the shareholder authorizes the Transfer Agent to act upon the instruction of any person representing himself either to be, or to have the authority to act on behalf of, the investor and believed by the Transfer Agent to be genuine. The records of the Transfer Agent of such instructions are binding. Proceeds of an exchange transaction may be invested in another Participating Fund account in the name of the shareholder.

EXCHANGE PRIVILEGE

The exchange privilege permits shareholders of the Fund to exchange their shares for shares of any other fund of the Trust or shares of certain other portfolios of investment companies which retain Forum or its affiliates as investment adviser or distributor and which participate in the Trust's exchange privilege program ("Participating Fund"). For Federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than his basis in such shares at the time of the transaction.

Exchange transactions will be made on the basis of relative net asset values per share at the time of the exchange transaction plus any sales charge applicable to the Participating Fund whose shares being acquired. Shares of any Participating Fund may be redeemed and the proceeds used to purchase without a sales charge shares of any other Participating Fund that are offered without a sales charge. Shares of any Participating Fund purchased with a sales charge may be redeemed

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

and the proceeds used to purchase, without a sales charge, shares of any other Participating Fund otherwise sold with the same sales charge. If the Participating Fund purchased in the exchange transaction imposes a higher sales charge than was paid originally on the exchanged shares, the shareholder will be responsible for the difference between the two sales charges. Shares acquired through the reinvestment of dividends and distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid.

The terms of the exchange privilege are subject to change, and the privilege may be terminated by any of the Participating Funds or the Trust. However the privilege will not be terminated, and no material change that restricts the availability of the privilege to shareholders will be implemented, without reasonable advance notice to shareholders.

                                  8.  TAXATION

Qualification as a regulated investment company under the Internal Revenue Code of 1986 does not involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment. The following discussion relates solely to Federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to the investor's particular situation.

The Fund expects to derive substantially all of its gross income (exclusive of capital gain) from sources other than dividends. Accordingly, it is expected that none of the Fund's dividends or distributions will qualify for the dividends-received deduction for corporations.


                              9.  OTHER INFORMATION

CUSTODIAN

Pursuant to a Custodian Agreement, The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts 02106, acts as the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, determining income and collecting interest on Fund investments.

COUNSEL

Legal matters in connection with the issuance of shares of stock of the Trust are passed upon by Messrs. Seward & Kissel, One Battery Park Plaza, New York, New York 10004. Seward & Kissel has relied upon the opinion of Messrs. Venable, Baetjer and Howard, 1800 Mercantile Bank & Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201, for matters relating to Maryland law.

AUDITORS

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1414, independent auditors, act as auditors for the Trust.

THE TRUST AND ITS SHARES


The Trust was organized in Delaware on August 29, 1995; the Trust's succeeded to the assets and liabilities of Forum Funds, Inc. on January 5, 1996. Forum Funds, Inc. was incorporated on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. The Board has the authority to issue an unlimited number of shares of beneficial interest of separate series with no par value per share and to create separate classes of shares within each series. There are currently seven other series of the Trust.


The Trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point.

The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust or the Trustees. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Forum believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument further provides that the Trustees shall not be liable to any person other than the Trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Board is required to call a meeting of shareholders for the purpose of voting upon the removal of any trustee when so requested in writing by the shareholders of record holding at least 10% of the Trust's outstanding shares.

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

Each series capital consists of shares of beneficial interest. Shares are fully paid and nonassessable, except as set forth above with respect to Trustee and shareholder liability. Shareholders representing 10% or more of the Trust or a series may, as set forth in the Trust Instrument, call meetings of the Trust or series for any purpose related to the Trust or series, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any series may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or the series; however, the Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation. If not so terminated or reorganized, the Trust and its series will continue indefinitely. Under the Trust Instrument, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to be incorporated under Delaware law, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement.

As of September 29, 1995, the Officers and Directors of the Trust as a group owned less than 1% of the outstanding shares of the Fund. Also as of that date, the shareholders listed below owned of record no more than 5% of the Fund. Shareholders owning 25% or more of the shares of a Fund or of the Trust as a whole may be deemed to be controlling persons. By reason of their substantial holdings of shares, these persons may be able to require the Trust to hold a shareholder meeting to vote on certain issues and may be able to determine the outcome of any shareholder vote. As noted, certain of these shareholders are known to the Trust to hold their shares of record only and have no beneficial interest, including the right to vote, in the shares.


                                                                PERCENTAGE OF
                                                                     FUND
                         SHAREHOLDER                             SHARES OWNED
                         -----------                             ------------

     Merrill Lynch, Pierce, Fenner & Smith, Inc. (record              7.97%
     holder), Jacksonville, Florida

     Barnhart & Co., Bar Harbor, Maine                                5.18%


FUND STRUCTURE

CORE AND GATEWAY. The Fund may seek to achieve its objective by investing all of its investable assets in a separate portfolio of a registered, open-end management investment company with substantially the same investment objective
and policies as the Fund.   This "Core and Gateway" fund structure is an
arrangement whereby one or more investment companies or other collective investment vehicles that share investment objectives -- but offer their shares through distinct distribution channels -- pool their assets by investing in a single investment company having substantially the same investment objective and policies (a "Core Portfolio"). This means that the only investment securities that will be held by the Fund will be the Fund's interest in the Core Portfolio. This structure would permit other collective investment vehicles to invest collectively in a Core Portfolio, allowing for greater economies of scale in managing operations of the single Core Portfolio. In the event the Fund invested all of its assets in a Core Portfolio, its methods of operation and shareholder services would not be materially affected by its investment in a corresponding Core Portfolio, except that the assets of the Fund may be managed as part of a larger pool. If the Fund invested all of its assets in a Core Portfolio, it would hold only investment securities issued by the Core Portfolio; the Core Portfolio would directly invest in individual securities of other issuers. The Fund would otherwise continue its normal operation. The Board would retain the right to withdraw the Fund's investments from the Core Portfolio at any time; the Fund would then resume investing directly in individual securities of other issuers or could re-invest all of its assets in another Core Portfolio.

The Board will authorize investing the Fund's assets in a Core Portfolio only if it first determines that pooling is in the best interests of the Fund and its shareholders. In determining whether to invest in a Core Portfolio, the Board will consider, among other things, the opportunity to reduce costs and achieve operational efficiencies. The Board will not authorize investment in a Core Portfolio if it would materially increase costs to the Fund's shareholders, unless, of course, there were perceived to be a corresponding increase in benefits to shareholders.

FUND SHAREHOLDERS' VOTING RIGHTS. A Core Portfolio normally will not hold meetings of its investors except as required under the 1940 Act. As a shareholder in a Core Portfolio, the Fund would be entitled to vote in proportion to its relative interest in the Core Portfolio. On any issue, the Fund will vote its shares in a Core Portfolio in proportion to the votes cast by its shareholders. If there are other investors in a Core Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by the Fund's shareholders will receive a majority of votes cast by all Core Portfolio shareholders. Generally, the Fund will hold a meeting of its shareholders to obtain instructions on how to vote its interest in a Core Portfolio when the Core Portfolio is conducting a meeting of its shareholders. However, subject to applicable statutory and regulatory requirements, the Fund will not seek instructions from its shareholders with respect to (i) any proposal relating to a Core Portfolio that, if made with respect to the Fund, would not require the vote of Fund shareholders, or (ii) any proposal relating to the Core Portfolio that is identical to a proposal previously approved by the Fund's shareholders.

In addition to a vote to remove a director or trustee or change a fundamental policy, examples of matters that will require approval of shareholders of a Core Portfolio include, subject to applicable statutory and regulatory requirements: the election of directors or trustees; approval of an investment advisory contract; the dissolution of a Core Portfolio; certain amendments of the organizational documents for the Core Portfolio; a merger, consolidation or sale of substantially all of a Core Portfolio's assets; or any additional matters required or authorized by the charter or trust instrument and by-Laws of a Core Portfolio or any registration statement of a Core

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Portfolio, or as the directors or trustees of the Core Portfolio may consider desirable. The board of directors or trustees of a Core Portfolio will typically reserve the power to change nonfundamental policies without prior shareholder approval.

CONSIDERATIONS OF INVESTING IN A PORTFOLIO. The Fund's investment in a Core Portfolio may be affected by the actions of other large investors in the Core Portfolio, if any. For example, if the Core Portfolio had a large investor other than the Fund that redeemed its interest in the Core Portfolio, the Core Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. The Fund may withdraw its entire investment from the Core Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if other investors in the Core Portfolio, by a vote of shareholders, changed the investment objective or policies of the Core Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Core Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it usually would incur transaction costs. If the Fund withdrew its investment from the Core Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets in accordance with its investment objective and policies by the Adviser or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund.

FINANCIAL STATEMENTS

The financial statements of the Fund for the year ended March 31, 1995 (which include a statement of assets and liabilities, a statement of operations, a statement of changes in net assets, notes to financial statements, financial highlights, a statement of investments and the auditors' report thereon) are included in the Annual Report to Shareholders of the Trust delivered along with this SAI and are incorporated herein by reference.




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MAINE MUNICIPAL BOND FUND




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                            MAINE MUNICIPAL BOND FUND

                 APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

1.   CORPORATE AND MUNICIPAL BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

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Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the Aa, A, Baa, Ba or B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

STANDARD AND POOR'S CORPORATION ("S&P")

Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.


Bonds rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.


Bonds rated CC typically are subordinated to senior debt which as assigned an actual or implied CCC debt rating. This rating may also be used to indicate imminent default.

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The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating Cl is reserved for income bonds on which no interest is being paid.

Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

FITCH INVESTORS SERVICE, INC. ("FITCH")

AAA Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, shorter-term debt of these issuers is generally rate F-1+.

A Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

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CC Bonds are minimally protected.  Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D categories.

2.   SHORT TERM MUNICIPAL LOANS

MOODY'S INVESTORS SERVICE, INC.

MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the MIG-1/VMIG-1 group.

MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and, although not distinctly or predominantly speculative, there is specific risk.

STANDARD AND POOR'S CORPORATION

SP-1. Very strong or strong capacity to pay principal and interest. Those issues which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2.  Satisfactory capacity to pay principal and interest.

SP-3.  Speculative capacity to pay principal and interest.

3.   OTHER MUNICIPAL SECURITIES AND COMMERCIAL PAPER


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MOODY'S INVESTORS SERVICE, INC.

Moody's two highest ratings for short-term debt, including commercial paper, are Prime-1 and Prime-2. Both are judged investment grade, to indicate the relative repayment ability of rated issuers.

Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     ---  Leading market positions in well-established industries.
     ---  High rates of return on funds employed.
     --- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     --- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     --- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S CORPORATION

S&P's two highest commercial paper ratings are A and B. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. An A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. A-3 issues have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

FITCH INVESTORS SERVICE, INC.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

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F-1+. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1.  Issues assigned this rating reflect an assurance of timely payment only
slightly less in degree than issues rated   F-1+.

F-2. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 rating.

F-3. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D.    Issues assigned this rating are in actual or imminent payment default.


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                            MAINE MUNICIPAL BOND FUND

                APPENDIX B - DESCRIPTION OF MUNICIPAL SECURITIES


1.   MUNICIPAL BONDS

Municipal Bonds which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated as described below.

Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability

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of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

While, at one time, the pertinent provisions of the Internal Revenue Code (the "Code") permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for owner-occupied housing, certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, certain manufacturing or industrial projects, and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

Because of terminology formerly used in the Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multifamily housing revenues bonds, single family housing revenue bonds, industrial development revenue bonds and solid waste resource recovery revenue bonds.

Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

2.   MUNICIPAL NOTES

Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

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Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Construction Loan Notes are sold to provide construction    financing.  After
successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

3.   MUNICIPAL LEASES

Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

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                            MAINE MUNICIPAL BOND FUND

                         APPENDIX C - HEDGING STRATEGIES


1.   BOND INDEX FUTURES

Futures contracts on a municipal bond index (the "Index") are traded on the Chicago Board of Trade. Maine Municipal Bond Fund may seek to hedge itself against changes in interest rates by purchasing and selling futures contracts on the Index or any municipal bond index hereafter approved for trading by the Commodity Futures Trading Commission. The Index assigns numerical values to the municipal securities comprising the Index and, based on those values, fluctuates in accordance with market movements of the municipal bonds comprising the Index. The purchaser or seller of a futures contract on the Index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the Index on the expiration date of the contract, "current contract value," and the price at which the contract was originally purchased or sold. No physical delivery of the municipal bonds underlying the Index is made.

BOND INDEX FUTURES CHARACTERISTICS. Unlike the purchase or sale of a specific security by the Fund, no price is paid or received by the Fund upon the purchase or sale of an index futures contract. Initially, the Fund will be required to deposit with the broker through which such transaction is effected or in a segregated account with the Fund's custodian an amount of cash or U.S. Treasury bills equal to a specified dollar amount per contract as of the date thereof. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker will be made on a daily basis as the price of the underlying index fluctuates, a process known as "marking to the market." For example, when the Fund has purchased an index futures contract and the price of the futures contract has risen in response to a rise in the Index, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased an index futures contract and the price of the futures contract has declined in response to a decrease in the Index, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

RISKS OF TRANSACTIONS IN INDEX FUTURES. There are several risks in connection with the use of index futures by the Fund as a hedging device. One risk arises because of the imperfect

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correlation between movements in the price of the index futures and the hedge.
The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the underlying securities, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the index futures, the Fund may buy or sell index futures of a greater contract value than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the Index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer index futures if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the Index, or it is otherwise deemed to be appropriate by the Adviser. It is also possible that, where the Fund has sold index futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in the value of its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the Index, although there may be deviations arising from differences between the composition of the Fund's portfolios and the securities comprising the Index.

When index futures are purchased to hedge against possible increases in the price of municipal bonds before the Fund is able to invest its cash (or cash equivalents) in municipal bonds in an orderly fashion, it is possible that the market may decline instead. If the Fund then determines not to invest in municipal bonds at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the index futures that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the price of index futures may not correlate perfectly with movement in the Index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the Index and the index futures markets. Secondly, from the point of view of speculators, deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the index futures market may also cause temporary price distortions. Due to the possibility of price distortion in the index futures market, and because of the imperfect correlation between the movements in the Index and movements in the price of index futures, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction over a short time frame.

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Positions in futures on the Index may be closed out only on the Chicago Board of
Trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell index futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close an index futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event index futures have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the index futures. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures markets and thus provide an offset on index futures.

Successful use of index futures by the Fund is also subject to the Adviser's ability to predict correctly movements in the direction of the municipal bond markets. For example, if the Fund has hedged against the possibility of a decline in the municipal bond market and bond prices increase instead, the Fund will lose part or all of the benefit of the increased value of the portfolio securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell portfolio securities at a time when it may be disadvantageous to do so.

2.   OTHER FUTURES CONTRACTS AND OPTIONS ON FUTURES

The Fund may invest in certain other financial futures contracts ("futures contracts") and options thereon. The Fund may sell a futures contract or a call option thereon or purchase a futures contract or a put option thereon as a hedge against a decrease in the value of the Fund's securities. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts as described under "Bond Index Futures Characteristics."

Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a futures contract sale is effected by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the purchase price of the offsetting transaction exceeds the sale price, the Fund pays the

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difference and realizes a loss.  Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, the holder is not required to make daily payments of cash to reflect the change in the value of the underlying contract as would be the case for a purchaser or seller of a futures contract. The value of the option does change and is reflected in the net asset value of the Fund.

Currently, futures contracts can be purchased on certain debt securities issued by the U.S. Treasury, the Standard & Poor's 500 Stock Index, certificates of the Government National Mortgage Association and bank certificates of deposit. The Fund may invest in futures contracts covering these types of financial instruments as well as in new types of such contracts that become available in the future.

Financial futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily account of deposit or withdrawals of margin.

Investing in futures contracts involves the risks of imperfect correlations, secondary market illiquidity and the Adviser's incorrect predictions of market movements, as described under "Bond Index Futures Characteristics."

Put and call options on financial futures have characteristics similar to those of other options. For a further description of options, see "Put and Call Options" below.

In addition to the risks associated with investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop.

The Fund may not enter into futures contracts or related options thereon if immediately thereafter (i) the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Fund's total assets or (ii) the sum of the current contract values of open futures contracts purchased and sold by the Fund would exceed 30% of the value of the Fund's total assets. In instances involving the purchase of futures contracts by the Fund, an amount equal to the market value of the futures contract will be deposited in a segregated account of cash and cash equivalents to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

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3.   PUT AND CALL OPTIONS

The Fund may purchase put and call options written by others and write put and call options covering the types of securities in which the Fund may invest. A put option (sometimes called a "standby commitment") gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date, at a predetermined price. The Fund will not purchase any option if, immediately thereafter, the aggregate cost of all outstanding options purchased by the Fund would exceed 5% of the value of its total assets; a Fund will not write any option (other than options on futures contracts) if, immediately thereafter, the aggregate value of its portfolio securities subject to outstanding options would exceed 30% of its total assets.

When the Fund writes a put option it maintains in a segregated account cash or U.S. Government securities in an amount adequate to purchase the underlying security should the put be exercised. When the Fund writes a call option it must own at all times during the option period either the underlying securities or an offsetting call option on the same securities. If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price.

The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described below. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

The Fund may dispose of an option which it has purchased by entering into a "closing sale transaction" with the writer of the option. A closing sale transaction terminates the obligation of the writer of the option and does not result in the ownership of an option. The Fund realizes a profit or loss from a closing sale transaction if the premium received from the transaction is more than or less than the cost of the option.

The Fund may terminate its obligation to the holder of an option written by the Fund through a "closing purchase transaction." The Fund may not, however, effect a closing purchase transaction with respect to such an option after it has been notified of the exercise of such option. The Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction is more or less than the premium received by the Fund from writing the option.

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                             NEW HAMPSHIRE BOND FUND

Account Information and
Shareholder Servicing:                  Distributor:
     Forum Financial Corp.                   Forum Financial Services, Inc.
     P.O. Box 446                            Two Portland Square
     Portland, Maine 04112                   Portland, Maine  04101
     207-879-0001                            207-879-1900


--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                 August 1, 1995
                           As Amended January 5, 1996



Forum Funds (the "Trust") is a registered open-end investment company. This Statement of Additional Information supplements the Prospectus offering shares of the New Hampshire Bond Fund (the "Fund") and should be read only in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting the Trust's Distributor or Shareholder Servicing at the addresses listed above.


                                TABLE OF CONTENTS

                                                    Page
                                                    ----

          1.   Investment Policies . . . . . . . .    2
          2.   Investment Limitations. . . . . . .    8
          3.   Performance Data. . . . . . . . . .    9
          4.   Management. . . . . . . . . . . . .   11
          5.   Determination of Net Asset Value. .   15
          6.   Portfolio Transactions. . . . . . .   15
          7.      Additional Purchase and
               Redemption Information. . . . . . .   16
          8.   Taxation. . . . . . . . . . . . . .   17
          9.   Other Information . . . . . . . . .   17

               Appendix A - Description of Securities Ratings
               Appendix B - Description of Municipal Securities


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

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                            1.   INVESTMENT POLICIES

RATINGS AS INVESTMENT CRITERIA

Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and other nationally recognized statistical rating organizations ("NRSROs") are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to municipal bonds and other municipal securities by several NRSROs is included in Appendix A to this Statement of Additional Information. The Fund may use these ratings to determine whether to purchase, sell or hold a security. However, ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it has been purchased by the Fund, Forum Advisors, Inc. (the "Adviser") will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

The Fund may retain a security whose rating has been lowered below the lowest permissible rating category (or that is unrated and determined by the Adviser to be of comparable quality) if the Adviser determines that retaining such security is in the best interests of the Fund. A non-rated security is considered to be of comparable quality to a rated security when the Adviser believes that the financial condition of the issuer of the obligation and the protection afforded by the terms of the obligation itself limit the risk to the Fund to a degree comparable to that of the rated security.

MUNICIPAL SECURITIES

The term "municipal securities," as used in the Prospectus and this Statement of Additional Information, means obligations of the type described in Appendix B issued by or on behalf of New Hampshire, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, the interest from which is exempt from Federal income tax and New Hampshire state income and dividends taxes. The municipal securities in which the Fund will invest are limited to those obligations which at the time of purchase: (i) are backed by the full faith and credit of the United States Government; (ii) are municipal notes rated in the four highest rating categories by an NRSRO, or, if not rated, are of comparable quality as determined by the Adviser; (iii) are municipal bonds rated in the six highest rating categories by an NRSRO or, if not rated, are of comparable quality as determined by the Adviser; or (iv) are other types of municipal securities, provided that such obligations are of comparable quality as determined by the Adviser to instruments in which the Fund may invest.

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MUNICIPAL LEASES

Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds or notes. Municipal leases and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the government lessee) are sometimes viewed as a means for governmental issuers to acquire property and equipment without meeting constitutional or statutory requirements for issuance of long-term debt. However, in New Hampshire the State agency that supervises raising of revenue by local units of government takes the position that municipal leases are subject to statutory requirements for issuance of long-term debt unless they contain "non-appropriations" clauses providing that the governmental unit's obligation to make future payments under the lease or contract is contingent upon annual appropriation by the legislative body of the governmental unit. Also, the New Hampshire State Attorney General will ordinarily not approve any form of lease contracted by State government in the absence of such a "non-appropriations" clause. Accordingly, the Fund will purchase municipal leases that do not contain "non-appropriations" clauses only if such leases have been authorized in accordance with statutory requirements for issuance of long-term debt. The Fund will purchase municipal leases containing "non-appropriations" clauses only if the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit or guarantee of a bank or other entity that has long-term outstanding debt securities rated in one of the top two rating categories by an NRSRO (or are unrated and determined by the Adviser to be of comparable quality).

TEMPORARY DEFENSIVE POSITION

As a temporary defensive position the Fund may invest without limit in cash, the types of financial institution obligations in which the Fund is permitted to invest (as described in the Prospectus) and short-term debt instruments issued or guaranteed as to principal and interest by the United States Government or by any of its agencies and instrumentalities ("U.S. Government Securities"). The U.S. Government Securities in which the Fund may invest include (i) direct obligations of the U.S. Treasury (such as Treasury bills and notes) and obligations issued or guaranteed by U.S. government agencies and instrumentalities backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Federal Housing Administration and issued by the Government National Mortgage Association and (ii) securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, these securities may involve more risk than U.S. Government Securities backed by the U.S. Government's full faith and credit.

VARIABLE AND FLOATING RATE OBLIGATIONS

The interest rates payable on certain municipal securities, including municipal leases, in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. These securities are referred to as variable rate or floating rate obligations. Other features of these

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obligations may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The main benefit of a variable or floating rate municipal security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of these municipal securities enhances the ability of the Fund to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. The payment of principal and interest by issuers of certain municipal securities purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets the Fund's investment quality requirements. The Adviser will monitor the pricing, quality and liquidity of variable rate and floating rate demand obligations held by the Fund on the basis of published financial information, rating agency reports and other research services to which the Fund or Adviser may subscribe.

PARTICIPATION INTERESTS

The Fund may purchase participation interests in municipal bonds, including private activity bonds and floating and variable rate securities that are owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in a municipal security owned by a bank or other financial institution. These instruments carry a demand feature permitting the holder to tender them back to the bank or other institution and are generally backed by an irrevocable letter of credit or guarantee of the bank or institution. The Fund can exercise the right, on not more than thirty days' notice, to sell such an instrument back to the bank or institution from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of the Fund's participation interest in the instrument, plus accrued interest. Generally, the Fund will do so only (i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio, or (iii) upon a default under the terms of the demand instrument. Banks and other financial institutions retain portions of the interest paid on such participation interests as their fees for servicing such instruments and the issuance of related letters of credit, guarantees and repurchase commitments. Exposure to credit losses arising from the possible financial difficulties of borrowers might affect the bank's or other institution's ability to meet its obligations under its letter of credit or other guarantee.

The Fund will not purchase participation interests unless it is advised by counsel or receives a ruling of the Internal Revenue Service or appropriate New Hampshire regulatory agency that interest earned by the Fund from the obligations in which it holds participation interests is exempt from Federal income tax and New Hampshire interest and dividends taxes. The Internal Revenue Service has announced that it ordinarily will not issue advance rulings on certain of the Federal income tax consequences applicable to securities, or participation interests therein, subject to a put. The Adviser will monitor the pricing, quality and liquidity of participation interests held by the Fund on the basis of published financial information, rating agency reports and other research services to which the Fund or the Adviser may subscribe.

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

STAND-BY COMMITMENTS

The Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Since the value of a stand-by commitment is dependent on the ability of the stand-by commitment writer to meet its obligation to repurchase, the Fund's policy is to enter into stand-by commitment transactions only with municipal securities dealers which in the opinion of the Adviser present minimal credit risks.

The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by the Fund are valued at zero in determining net asset value. When the Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Fund's portfolio of securities.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

The Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities which it owned on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward commitment transactions at prices inferior to the current market values.

When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as

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

approval of a proposed financing by appropriate municipal authorities. Any significant commitment of the Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. No when-issued or forward commitment transactions will be entered into by the Fund if, as a result, more than 15% of the value of the Fund's total assets would be committed to such transactions.

The Fund will establish and maintain with its custodian a separate account with cash, U.S. Government Securities and other liquid high-grade debt securities in an amount at least equal to its commitments to purchase securities on a when-issued or delayed delivery basis.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and municipal leases other than those the Adviser has determined are liquid pursuant to guidelines established by the Trust's Board of Directors (the "Board").

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The Adviser monitors the liquidity of the securities in the Fund's portfolio and reports periodically on such decisions to the Board.

GENERAL

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. An increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.

There can be no assurance that the Fund's investment objective will be achieved. The achievement of the Fund's objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to

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

registration with the Securities and Exchange Commission, although there have been proposals which would require registration in the future.

The obligations of municipal securities issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

CERTAIN INFORMATION CONCERNING THE STATE OF NEW HAMPSHIRE

Material in this section has been abstracted from the State of New Hampshire Official Statement dated November 30,1994, which is compiled by the Treasurer of the State of New Hampshire and which is provided to prospective purchasers of debt securities offered by the State. While information in the Official Statement is believed to be accurate, none of that information has been independently verified. Also, it does not reflect economic conditions or developments that may have occurred or trends that may have materialized since the date of the Official Statement. Additionally, economic and fiscal conditions in individual municipalities within the State may vary from general economic and fiscal conditions.

New Hampshire is located in the New England Region and is bordered by the states of Maine, Massachusetts, and Vermont and the Province of Quebec, Canada. New Hampshire's geographic area is 9,304 square miles and its April 1993 population was 1,125,000, representing a slight increase from 1992 levels. New Hampshire's population had increased by more than 20% in the 1980-1990 period.

New Hampshire's per capita personal income increased by 115% from 1980 through 1990. In 1991 it continued to grow faster than the New England region as a whole and in 1992 and 1993 it grew at a slightly lower rate than the region. New Hampshire's per capita personal income in 1993 was 106.7% of the national level, ranking 10th in the United States.

In 1993, New Hampshire's largest employment sector was the service sector (27.3% of employment in 1993), followed by retail and wholesale trade (25.6% of employment in 1993). Manufacturing was the third largest sector (19.4% of employment in 1993). Non-agricultural employment levels have remained fairly stable. but The unemployment rate declined to 6.6% in 1993, less than the national average, and preliminary data for the first nine months of 1994 show New Hampshire's unemployment rate at 3.9%, compared to a national average of 5.9%.

After a significant growth in residential building activity in the period 1980-86 (data based on residential building permits), New Hampshire's residential building activity declined beginning in 1987, and declined below 1980 levels in 1990 and 1991 and 1992. In 1993, residential building activity surpassed 1990 levels. Reflecting the State and regional economic downturn in real estate, in October 1991 State and Federal banking officials closed the subsidiary banks of five of the State's largest bank holding companies. The subsidiary banking assets of three of

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those companies were sold to First New Hampshire Bank, a subsidiary of the Bank of Ireland. The subsidiary banking assets of the two remaining holding companies were sold to an investor group which opened a new banking , acquired in 1994 by Shawmut National Corporation. All depositors of the closed banks were protected to the full amounts of their deposits. Significant real estate assets of the closed banks continue to be disposed of, which may affect real estate values for some time. In 1993, the state's financial institutions reported a general return to profitability.

New Hampshire finances the operations of state government through specialized taxes, user charges and revenues received from the State liquor sales and distribution system. There is no general tax on sales or earned income. The two highest revenue-producing taxes have been the Business Profits Tax and the Rooms and Meals Tax until 1992, when Medicaid Enhancement Revenues became the single largest revenue source. In 1992, State and local taxes amounted to $98.10 per $1,000 of personal income, which was the fourth lowest in the United States. However, because local property taxes are the principal source of funding for municipal operations and primary and secondary education, New Hampshire was highest among all states in local property tax collections per $1,000 of personal income.

New Hampshire State government's budget is enacted to cover a biennial period through a series of legislative bills that establish appropriations and estimated revenues for each sub-unit of State government, along with supplemental and special legislation. By statute, the budget process is initiated by the Governor, who is required to submit operating and capital budget proposals to the Legislature by February 15 in each odd-numbered year. While the Governor is required to state the means through which all expenditures will be financed, there is no constitutional or statutory requirement that the Governor propose or the Legislature adopt a budget without resorting to borrowing. There is no line item veto.

State government funds include the General Fund, four special purpose funds and three enterprise funds, as well as certain "fiduciary" funds. All obligations of the State are paid from the State Treasury, and must be authorized by a warrant signed by the Governor and approved by the Executive Council, except for payments of debt obligations, which are paid by the State Treasurer under statutory authority.

By statute, at the close of each fiscal year, any General Fund operating surplus up to 5% of General Fund unrestricted revenue must be deposited in a Revenue Stabilization Reserve Account ("Rainy Day Fund"). With approval of the Legislative Fiscal Committee, the Governor and the Executive Council, the Rainy Day Fund is available to defray operating deficits in ensuing years if there is a shortfall in forecast revenue. By statute, the Rainy Day Fund may not be used for any other purpose except by special appropriation approved by two-thirds of each Legislative chamber and the Governor. At the end of the 1990 fiscal year, $28.5 Million was transferred from the Rainy Day Fund to the General Fund as partial offset to an operating deficit., As of June 30, 1993 there was a balance of $20.0 million in the rainy Day Fund, resulting from transfer of a portion of the fiscal year-end 1993 General Fund surplus.

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

The Department of Administrative Services is responsible for maintenance of State government's accounting system, annual reports and general budget oversight. Expenditures are controlled against appropriations through an integrated accounting system which compares the amount of an appropriation to expenditures and encumbrances previously charged against that appropriation before creating an expenditure. By law, with certain exceptions unexpended and unencumbered balances of appropriations lapse to surplus in the applicable fund at the end of each fiscal year, along with unappropriated revenues in excess of legislative estimates. Legislative financial controls involve the Office of Legislative Budget Assistant ("LBA") which acts under supervision of the Legislative Fiscal Committee and Joint Legislative Capital Budget Overview Committee. LBA conducts overall post-audit and review of the budgetary process. State government financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") and are independently audited annually.

Starting in fiscal year 1988, growth in State General Fund revenues declined and in fiscal 1990 declined below fiscal 1989 levels, reflecting the regional and national recession. In 1991, the Legislature enacted increases in rates of various special taxes and fees, acceleration of Business Profits Tax collections and a Medicaid Enhancement Tax assessed on New Hampshire hospitals which generated major new matching revenues from the Federal Medicaid program. Excluding revenues from the Medicaid Enhancement Tax, revenues in fiscal 1991 were 5.4% above 1990 levels. Net revenues from the Medicaid Enhancement Tax are not expected to be permanent. At the end of fiscal 1991, the annual deficit in the General Fund was $13.8 million, with a cumulative deficit of $24.5 million. On a GAAP basis, a General Fund surplus of approximately $18.6 million was recorded at fiscal year-end 1992, due primarily to receipt of revenues from Federal counterpart funds to the Medicaid Enhancement Tax. At fiscal year-end 1993, the General Fund surplus was $31.5 million, primarily reflecting improved revenues.

There is no constitutional limit on the State's power to issue obligations or incur indebtedness, and no constitutional requirement for referendum to authorize incurrence of indebtedness by the State. Authorization and issuance of debt is governed entirely by statute. New Hampshire pursues a debt management program designed to minimize use of short-term debt for operating purposes and to coordinate issuance of tax-exempt securities by the State and its agencies.

State-guaranteed bonded indebtedness is authorized not only for general purposes of State government, but also for the New Hampshire Turnpike System, University System of New Hampshire, water supply and pollution control, water resources acquisition and construction, School Building Authority, Pease Development Authority, Business Finance Authority, Municipal Bond Bank and cleanup of municipal Super Fund sites and landfills. In addition, the Housing Finance Authority and Higher Education and Health Facilities Authority are authorized to issue bonds that do not constitute debts or obligations of the State.

Procedure for incurrence of bonded indebtedness by individual municipalities is governed by State statutes, which prescribe actions that must be pursued by municipalities in incurring bonded indebtedness and limitations on the amount of such indebtedness. In general, incurrence of bonded indebtedness by a municipality must be for a statutorily authorized purpose and requires a two-thirds majority vote of the municipality's legislative body.

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

On December 30, 1993, the New Hampshire Supreme Court reinstated and remanded for trial a lawsuit challenging the constitutionality of the State's system of financing public schools primarily through local property taxes. The Court ruled that the New Hampshire Constitution imposes an enforceable duty on the State to provide an "adequate" education to every educable child and to guarantee adequate funding. However, the Court did not determine the adequacy of the State's current education programs or current funding levels, leaving those matters to the Legislative and Executive branches to determine in the first instance. The potential impact, if any, of this litigation on the State's finances cannot presently be determined.

                           2.   INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations that cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities. The Fund may not:

          (1) With respect to 50% of its assets, purchase a security other than a U.S. Government Security of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer.

          (2) Purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided there is no limit on investments in U.S. Government Securities, municipal securities or in the securities of domestic financial institutions (not including their foreign branches). For this purpose, consumer finance companies, industrial finance companies, and gas, electric, water and telephone utility companies are each considered to be separate industries.

          (3) Underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

          (4) Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

          (5) Invest in commodities or in commodity contracts, except that, to the extent the Fund is otherwise permitted, the Fund may enter into financial futures contracts and options on those futures contracts and may invest in currencies and currency-related contracts.

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

          (6) Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, provided that borrowings do not exceed 33 1/3% of the Fund's net assets.

          (7) Issue senior securities except as appropriate to evidence indebtedness that the Fund is permitted to incur, and provided that the Fund may issue shares of additional series or classes that the Board may establish.

          (8) Make loans except for loans of portfolio securities, through the use of repurchase agreements, and through the purchase of debt securities that are otherwise permitted investments.

In addition, the Fund has adopted a fundamental investment policy which provides that notwithstanding any other investment policy or restriction (whether or not fundamental), the Fund may seek to achieve its investment objective by holding, as its only investment securities, the securities of another investment company having substantially the same investment objective and policies as the Fund.


The Fund has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

          (a) Purchase securities for investment while any borrowing equaling 5% or more of the Fund's total assets is outstanding; and if at any time the Fund's borrowings exceed the Fund's investment limitations due to a decline in net assets, such borrowings will be promptly (within three days) reduced to the extent necessary to comply with the limitations.

          (b) Purchase securities that have voting rights, except the Fund may invest in securities of other investment companies to the extent permitted by the Investment Company Act of 1940 (the "1940 Act").

          (c) Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

          (d) Invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors (unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest) if as a result, more than 5% of the value of the Fund's total assets would be so invested.

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

          (e) Invest in or hold securities of any issuer other than the Fund if, to the Fund's knowledge, those directors and officers of the Trust or the Fund's investment adviser, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

          (f) Invest in oil, gas or other mineral exploration or development programs, or leases, provided that the Fund may invest in securities issued by companies engaged in such activities.

          (g) Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than (i) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable or (ii) 10% of the Fund's total assets would be invested in securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the Securities Act of 1933.

          (h) Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate.)

Except as required by the 1940 Act, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

For purposes of limitation number (1) listed above, the District of Columbia, each state, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is deemed to be a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of industrial development bonds and private activity bonds, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user would be deemed to be the sole issuer. However, if in either case, the creating government or some other agency guarantees a security, that guarantee would be considered a separate security and would be treated as an issue of such government or other agency.
No more than 25% of the Fund's total assets may be invested in the securities of one issuer. However, this limitation does not apply to securities of an issuer payable solely from the proceeds of U.S. Government Securities.

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

                              3.  PERFORMANCE DATA

The Fund may quote performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's net asset value, yield and total return will fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

Standardized SEC yield and total return information as of March 31, 1995 is outlined in the following table:


  30 Day Annualized   30 Day Annualized     Total Return     Total Return Since
        Yield        Tax Equivalent Yield      1 Year             Inception
        -----        --------------------      ------             ---------

        5.06%               8.63%               2.32%               3.75%

Tax equivalent yield is based on a combined Federal and New Hampshire state income tax rate of 39.6% and New Hampshire state interest and dividend tax rate of 5% was 8.67%.

The Fund commenced operations on December 31, 1992.

In performance advertising the Fund may compare any of its performance information with data published by independent evaluators such as Morningstar, Lipper Analytical Services, Inc., IBC/Donoghue, Inc., CDC/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Fund may also compare any of its performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

YIELD CALCULATIONS

Yields for the Fund used in advertising are computed by dividing the Fund's interest income for a given 30 days or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. In general, interest income is reduced with respect to bonds purchased at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds purchased at a discount by adding a portion of the discount to daily income. Capital gain and loss generally are excluded from these calculations.

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

Income calculated for the purpose of determining the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

The tax equivalent yield for the Fund is the rate an investor would have to earn from a fully taxable investment in order to equal the Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus the stated Federal or combined Federal and state tax rate. (If only a portion of the Fund's yield is tax-exempt, only that portion is adjusted in the calculation.)

Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Also, Processing Organizations (as defined in the Prospectus) may charge their customers direct fees in connection with an investment in the Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yields of the Fund are not fixed or guaranteed, and an investment in the Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of the Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare the Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

TOTAL RETURN CALCULATIONS

Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over a given period according to the following formula:

     P(1+T)TO THE POWER OF n = ERV, where:

          P = a hypothetical initial payment of $1,000;
          T = average annual total return;

          n = number of years; and
          ERV = ending redeemable value (ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period).

In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gain and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph or similar illustration.

     Period total return is calculated according to the following formula:

     PT = (ERV/P-1), where:

          P = a hypothetical initial payment of $1,000;
          PT = period total return;
          ERV = ending redeemable value.

                                 4.  MANAGEMENT

The directors and officers of the Trust and their principal occupations during the past five years are set forth below.

John Y. Keffer, Chairman and President.

     President and Director, Forum Financial Services, Inc. (a registered broker-dealer), Forum Financial Corp. (a registered transfer agent) and Forum Advisors, Inc. (a registered investment adviser). Mr. Keffer is a director and/or officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Costas Azariadis, Director.

     Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

James C. Cheng, Director.

     Managing Director, Forum Financial Services, Inc. since September 1991. President of Technology Marketing Associates (a marketing consulting company) since September 1991. Prior thereto, Mr. Cheng was President and Chief Executive Officer of Network Dynamics, Incorporated (a software development company). His address is 27 Temple Street, Belmont, Massachusetts 02178.

J. Michael Parish, Director.

     Partner at the law firm of Winthrop Stimson Putnam & Roberts since 1989. Prior thereto, he was a partner at LeBoeuf, Lamb, Leiby & MacRae, a law firm of which he was a member from 1974 to 1989. His address is 40 Wall Street, New York, New York 10005.


Mark D. Kaplan, Vice President, Assistant Treasurer and Assistant Secretary.

     Managing Director at FFSI since September 1995. Prior thereto, Mr. Kaplan was Managing Director and Director of Research at H.M. Payson & Co. His address is Two Portland Square, Portland, Maine 04101.


Michael D. Martins, Treasurer.

     Director of Fund Accounting at Forum Financial Corp. since June 1995. Prior thereto, he served as a manager in the New York City office of Deloitte & Touche LLP, where he was employed for over five years. His address is Two Portland Square, Portland, Maine 04101.

David I. Goldstein, Secretary.

     Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart. Mr. Goldstein is also Secretary or Assistant Secretary of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Dana A. Lukens, Assistant Secretary

     Assistant Counsel, Forum Financial Services, Inc., with which he has been associated since August 1995. Prior thereto, Mr. Lukens was associated with the law firm of Testa, Hurwitz & Thibeault. Mr. Lukens is also Assistant Secretary of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine

Renee A. Walker, Assistant Secretary.

     Fund Administrator, Forum Financial Services, Inc., with which she has been associated since December 1994. Prior thereto, Ms. Walker was employed by Longwood Partners, Investment Partnership and Paine Webber, Inc. in Boston Massachusetts. Her address is Two Portland Square, Portland, Maine 04101.

John Y. Keffer is an interested person of the Trust as that term is defined in the 1940 Act.

ADVISER

The Fund's investment adviser, Forum Advisors, Inc., furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund pursuant to an investment advisory agreement with the Trust (the "Investment Advisory Agreement"). The Investment Advisory Agreement provides for an initial term of one year from its effective date with respect to the Fund and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by the Board or by vote of the shareholders and, in either case, by a majority of the directors who are not parties to the Investment Advisory Agreement or interested persons of any such party.

The Investment Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by a vote of its shareholders or by a vote of a majority of the Board, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Investment Advisory Agreement also provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or by reason of reckless disregard of its obligations and duties under the Investment Advisory Agreement. The Advisory Agreement provides that the Adviser may render services to others.

For its services under the Investment Advisory Agreement, Forum receives with respect to the Fund a fee at an annual rate of 0.40% of the average daily net assets of the Fund. Fees payable under the Advisory Agreement with respect to the Fund are outlined in the following table:


   FISCAL YEAR ENDED
        MARCH 31        GROSS FEE          WAIVED FEE         NET FEE
        --------        ---------          ----------         -------

          1995           $17,826             $17,826             $0
          1994            $7,395              $7,395             $0
          1993              $206                $206             $0

The Investment Advisory Agreement provides that the Adviser may render services to others. In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets which are invested in the Fund. In some instances the Adviser may elect to credit against any investment management fee received from a client who is also a shareholder in the Fund an amount equal to all or a portion of the fees received by the Adviser or any affiliate of the Adviser from the Fund with respect to the client's assets invested in the Fund.

The Adviser has agreed to reimburse the Trust for certain of the Fund's operating expenses (exclusive of interest, taxes, brokerage, fees and organization expenses, all to the extent permitted by applicable state law or regulation) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Trust may elect not to qualify its shares for sale in every state. The Adviser believes that currently the most restrictive expense ratio limitation imposed by any state is 2-1/2% of the first $30 million of the Fund's average net assets, 2% of the next $70 million of its average net assets and 1-1/2% of its average net assets in excess of $100 million. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by the Adviser monthly.

Subject to the above obligations to reimburse the Trust for its excess expenses, the Trust has confirmed its obligation to pay all its other expenses, including: interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; costs of forming the corporation and maintaining corporate existence; costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of the Trust; costs of reproduction, stationery and supplies; compensation of directors, officers and employees of the Trust and costs of other personnel performing services for the Trust who are not officers of an Adviser, the manager and distributor or their respective affiliates; costs of corporate meetings; Securities and Exchange Commission registration fees and related expenses; state securities laws registration fees and related expenses; and fees payable to the Adviser under the Investment Advisory Agreements.

MANAGER AND DISTRIBUTOR

Forum Financial Services, Inc. ("Forum") was incorporated under the laws of the State of Delaware on February 7, 1986, and supervises the overall management of the Trust (which includes, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the transfer agent and custodian and arranging for maintenance of books and records of the Trust) pursuant to a management agreement with the Trust (the "Management Agreement"). The Management Agreement provides for an initial term of one year from its effective date with respect to the Fund and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the directors who are not parties to the Management Agreement or interested persons of any such party and do not have any direct or indirect financial interest in the Management Agreement.

The Management Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to the Fund by vote of the Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Management Agreement also provides that Forum shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's duties or by reason of reckless disregard of its obligations and duties under the Management Agreement.
Forum also acts as distributor of the Fund's shares pursuant to a distribution services agreement (the "Distribution Services Agreement") and, pursuant thereto, receives, and may reallow to certain financial institutions, the sales charge paid by the purchasers of the Fund's shares. The aggregate sales charges payable to Forum with respect to the Fund are outlined in the following table:


    FISCAL YEAR ENDED        AGGREGATE
        MARCH 31           SALES CHARGE      AMOUNT RETAINED    AMOUNT REALLOWED
        --------           ------------      ---------------    ----------------

          1995                $33,166             $4,429              $28,737
          1994                $147,210           $19,206             $128,004

For its services under the Management Agreement, Forum receives with respect to the Fund a fee at an annual rate of 0.30% of the average daily net assets of the Fund. Fees payable under the Management Agreement with respect to the Fund are outlined in the following table:




     FISCAL YEAR ENDED
        MARCH 31        GROSS FEE           WAIVED FEE        NET FEE
        --------        ---------           ----------        -------
          1995           $13,369             $13,369             $0
          1994            $5,546              $5,546             $0
          1993              $154                $154             $0

Forum provides persons satisfactory to the Board to serve as officers of the Trust. Those officers, as well as certain other employees and directors of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) Forum and its affiliates.

TRANSFER AGENT

Forum Financial Corp. (the "Transfer Agent") acts as transfer agent of the Trust pursuant to a transfer agency agreement with the Trust (the "Transfer Agency Agreement"). The Transfer Agency Agreement provides for an initial term of one year from its effective date with respect to the Fund and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by the Board or by a vote of the shareholders and, in either case, by a majority of the directors who are not parties to the Transfer Agency Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Transfer Agency Agreement.

Among the responsibilities of the Transfer Agent as agent for the Trust are:
(1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption transactions and receiving wired funds; (4) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (5) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (6) furnishing periodic statements and confirmations of purchases and redemptions; (7) arranging for the transmission of proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (8) arranging for the receipt, tabulation and transmission to the Trust of proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (9) providing such other related services as the Trust or a shareholder may reasonably request.

The Transfer Agent or any sub-transfer agent or processing agent may also act and receive compensation as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Fund with respect to assets invested in the Fund. The Transfer Agent or any sub-transfer agent or other processing agent may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust or from the Transfer Agent with respect to assets of those customers or clients invested in the Fund. The Transfer Agent, Forum or sub-transfer agents or processing agents retained by the Transfer Agent may be Processing Organizations (as defined in the Prospectus) and, in the case of sub-transfer agents or processing agents, may also be affiliated persons of the Transfer Agent or Forum.

For its services under the Transfer Agent Agreement, Forum receives with respect to its transfer agency services a fee at an annual rate of 0.25% of the average daily net assets of the Fund. Fees payable under the Transfer Agent Agreement with respect to the Fund are outlined in the following table:


    FISCAL YEAR ENDED
        MARCH 31        GROSS FEE          WAIVED FEE            NET FEE
        --------        ---------          ----------            -------

          1995           $11,414             $8,715              $2,699
          1994           $11,731             $4,622              $7,109
          1993              $129                 $0                  $0

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Pursuant to a Fund Accounting Agreement with the Trust, the Transfer Agent also provides the Fund with portfolio accounting, including the calculation of the Fund's net asset value. For these services, the Transfer Agent receives with respect to the Fund an annual fee ranging from $36,000 to $60,000 depending upon the amount and type of the Fund's portfolio transactions and positions.

                      5.  DETERMINATION OF NET ASSET VALUE

The Trust does not determine net asset value on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas. Purchases and redemptions are effected at the time of the next determination of net asset value following the receipt of any purchase or redemption order.

                           6.  PORTFOLIO TRANSACTIONS

Purchases and sales of portfolio securities for the Fund usually are principal transactions. Portfolio securities for the Fund are normally purchased directly from the issuer or from an underwriter or market maker for the securities.
There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked prices. For the fiscal year ended March 31, 1995, the Fund paid no brokerage commissions.

The Fund may effect purchases and sales through brokers who charge commissions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Fund.

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commission, including certain dealer spreads, paid in connection with Fund transactions, the Adviser takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Adviser may also take into account payments made by brokers effecting transactions for the Fund (i) to the Fund or
(ii) to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay.

In addition, the Adviser may give consideration to research services furnished by brokers or dealers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis may be used by the Adviser in connection with services to clients other than the Fund, and the Adviser's fee is not reduced by reason of the Adviser's receipt of the research services.

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Investment decisions for the Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies and accounts managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

No portfolio transactions are executed with the Adviser, Forum or any of their affiliates.

               7.   ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares in the Fund are sold on a continuous basis by Forum, as the distributor of the Trust.

Set forth below is an example of the method of computing the offering price of the Fund's shares. The example assumes a purchase of shares of common stock aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based on the net asset value per share of $10.06 on March 31, 1995.

     Net Asset Value Per Share    $               $ 10.06

     Sales Charge, 3.75% of offering price
     (3.90% of net asset value per share). .       $ 0.39

     Offering to Public. . . . . . . . . . .      $ 10.45

In addition to the situations described in the Prospectus under "Purchases and Redemptions of Shares," the Trust may redeem shares involuntarily, from time to time, to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

The Trust has filed a formal election with the Securities and Exchange Commission pursuant to which the Fund will only effect a redemption in portfolio securities if a shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

The Fund may wire proceeds of redemptions to shareholders that have elected wire redemption privileges only if the wired amount is greater than $5,000. In addition, the Fund will only wire redemption proceeds to financial institutions located in the United States.

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By use of telephone redemption and exchange privileges, the shareholder authorizes the Transfer Agent to act upon the instruction of any person representing himself either to be, or to have the authority to act on behalf of, the investor and believed by the Transfer Agent to be genuine. The records of the Transfer Agent of such instructions are binding. Proceeds of an exchange transaction may be invested in another Participating Fund account in the name of the shareholder.

EXCHANGE PRIVILEGE

The exchange privilege permits shareholders of the Fund to exchange their shares for shares of any other fund of the Trust or shares of certain other portfolios of investment companies which retain Forum or its affiliates as investment adviser or distributor and which participate in the Trust's exchange privilege program ("Participating Fund"). For Federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than his basis in such shares at the time of the transaction.

Exchange transactions will be made on the basis of relative net asset values per share at the time of the exchange transaction plus any sales charge applicable to the Participating Fund whose shares are being acquired. Shares of any Participating Fund may be redeemed and the proceeds used to purchase, without a sales charge, shares of any other Participating Fund that are offered without a sales charge. Shares of any Participating Fund purchased with a sales charge may be redeemed and the proceeds used to purchase, without a sales charge, shares of any other Participating Fund otherwise sold with the same sales charge. If the Participating Fund purchased in the exchange transaction imposes a higher sales charge than was paid originally on the exchanged shares, the shareholder will be responsible for the difference between the two sales charges. Shares acquired through the reinvestment of dividends and distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid.

The terms of the exchange privilege are subject to change, and the privilege may be terminated by any of the Participating Funds or the Trust. However the privilege will not be terminated, and no material change that restricts the availability of the privilege to shareholders will be implemented, without reasonable advance notice to shareholders.

                                  8.  TAXATION

Qualification as a regulated investment company under the Internal Revenue Code of 1986 does not involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment. Investors should consult their own counsel for further details and for the application of state and local tax laws to the investor's particular situation.

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The Fund expects to derive substantially all of its gross income (exclusive of capital gain) from sources other than dividends. Accordingly, it is expected that none of the Fund's dividends or distributions will qualify for the dividends-received deduction for corporations.

                              9.  OTHER INFORMATION

CUSTODIAN

Pursuant to a Custodian Agreement with the Trust, The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts 02106, acts as the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, determining income and collecting interest on Fund investments.

COUNSEL

Legal matters in connection with the issuance of shares of stock of the Trust are passed upon by Messrs. Seward & Kissel, One Battery Park Plaza, New York, New York 10004. Seward & Kissel has relied upon the opinion of Messrs. Venable, Baetjer and Howard, 1800 Mercantile Bank & Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201, for matters relating to Maryland law.

AUDITORS

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1414, independent auditors, act as auditors for the Trust.

THE TRUST AND ITS SHARES


The Trust was organized in Delaware on August 29, 1995; the Trust's succeeded to the assets and liabilities of Forum Funds, Inc. on January 5, 1996. Forum Funds, Inc. was incorporated on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. The Board has the authority to issue an unlimited number of shares of beneficial interest of separate series with no par value per share and to create separate classes of shares within each series. There are currently seven other series of the Trust.


The Trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point.

The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust or the Trustees. The Trust Instrument provides for

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

indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Forum believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument further provides that the Trustees shall not be liable to any person other than the Trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Board is required to call a meeting of shareholders for the purpose of voting upon the removal of any trustee when so requested in writing by the shareholders of record holding at least 10% of the Trust's outstanding shares.

Each series capital consists of shares of beneficial interest. Shares are fully paid and nonassessable, except as set forth above with respect to Trustee and shareholder liability. Shareholders representing 10% or more of the Trust or a series may, as set forth in the Trust Instrument, call meetings of the Trust or series for any purpose related to the Trust or series, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any series may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or the series; however, the Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation. If not so terminated or reorganized, the Trust and its series will continue indefinitely. Under the Trust Instrument, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to be incorporated under Delaware law, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement.


As of October 27, 1995, the officers and Directors of the Trust as a group owned less than 1% of the outstanding shares of the Fund. Also as of that date, the shareholders listed below owned or owned of record more than 5% of the Fund. Shareholders owning 25% or more of the shares of the Fund or of the Trust as a whole may be deemed to be controlling persons. By reason of their substantial holdings of shares, these persons may be able to require the Trust to hold a shareholder meeting to vote on certain issues and may be able to determine the outcome of any shareholder vote. As noted, certain of these shareholders are known to the Trust to hold their shares of record only and have no beneficial interest, including the right to vote, in the shares.


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


                                                                  PERCENTAGE OF
                                                                       FUND
                          SHAREHOLDER                              SHARES OWNED
                          -----------                              ------------

     Independence Trust, Manchester, New Hampshire 03150-0119          22.45%

     Merrill Lynch, Pierce, Fenner & Smith, Inc. (record holder),       5.39%
     Jacksonville, Florida 32216


FUND STRUCTURE

CORE AND GATEWAY. The Fund may seek to achieve its objective by investing all of its investable assets in a separate portfolio of a registered, open-end management investment company with substantially the same investment objective
and policies as the Fund.   This "Core and Gateway" fund structure is an
arrangement whereby one or more investment companies or other collective investment vehicles that share investment objectives -- but offer their shares through distinct distribution channels -- pool their assets by investing in a single investment company having substantially the same investment objective and policies (a "Core Portfolio"). This means that the only investment securities that will be held by the Fund will be the Fund's interest in the Core Portfolio. This structure would permit other collective investment vehicles to invest collectively in a Core Portfolio, allowing for greater economies of scale in managing operations of the single Core Portfolio. In the event the Fund invested all of its assets in a Core Portfolio, its methods of operation and shareholder services would not be materially affected by its investment in a corresponding Core Portfolio, except that the assets of the Fund may be managed as part of a larger pool. If the Fund invested all of its assets in a Core Portfolio, it would hold only investment securities issued by the Core Portfolio; the Core Portfolio would directly invest in individual securities of other issuers. The Fund would otherwise continue its normal operation. The Board would retain the right to withdraw the Fund's investments from the Core Portfolio at any time; the Fund would then resume investing directly in individual securities of other issuers or could re-invest all of its assets in another Core Portfolio.

The Board will authorize investing the Fund's assets in a Core Portfolio only if it first determines that pooling is in the best interests of the Fund and its shareholders. In determining whether to invest in a Core Portfolio, the Board will consider, among other things, the opportunity to reduce costs and achieve operational efficiencies. The Board will not authorize investment in a Core Portfolio if it would materially increase costs to the Fund's shareholders, unless, of course, there were perceived to be a corresponding increase in benefits to shareholders.

FUND SHAREHOLDERS' VOTING RIGHTS. A Core Portfolio normally will not hold meetings of its investors except as required under the 1940 Act. As a shareholder in a Core Portfolio, the Fund

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

would be entitled to vote in proportion to its relative interest in the Core Portfolio. On any issue, the Fund will vote its shares in a Core Portfolio in proportion to the votes cast by its shareholders. If there are other investors in a Core Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by the Fund's shareholders will receive a majority of votes cast by all Core Portfolio shareholders. Generally, the Fund will hold a meeting of its shareholders to obtain instructions on how to vote its interest in a Core Portfolio when the Core Portfolio is conducting a meeting of its shareholders. However, subject to applicable statutory and regulatory requirements, the Fund will not seek instructions from its shareholders with respect to (i) any proposal relating to a Core Portfolio that, if made with respect to the Fund, would not require the vote of Fund shareholders, or (ii) any proposal relating to the Core Portfolio that is identical to a proposal previously approved by the Fund's shareholders.

In addition to a vote to remove a director or trustee or change a fundamental policy, examples of matters that will require approval of shareholders of a Core Portfolio include, subject to applicable statutory and regulatory requirements: the election of directors or trustees; approval of an investment advisory contract; the dissolution of a Core Portfolio; certain amendments of the organizational documents for the Core Portfolio; a merger, consolidation or sale of substantially all of a Core Portfolio's assets; or any additional matters required or authorized by the charter or trust instrument and by-Laws of a Core Portfolio or any registration statement of a Core Portfolio, or as the directors or trustees of the Core Portfolio may consider desirable. The board of directors or trustees of a Core Portfolio will typically reserve the power to change nonfundamental policies without prior shareholder approval.

CONSIDERATIONS OF INVESTING IN A PORTFOLIO. The Fund's investment in a Core Portfolio may be affected by the actions of other large investors in the Core Portfolio, if any. For example, if the Core Portfolio had a large investor other than the Fund that redeemed its interest in the Core Portfolio, the Core Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. The Fund may withdraw its entire investment from the Core Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if other investors in the Core Portfolio, by a vote of shareholders, changed the investment objective or policies of the Core Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Core Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it usually would incur transaction costs. If the Fund withdrew its investment from the Core Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets in accordance with its investment objective and policies by the Adviser or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund.

FINANCIAL STATEMENTS

The financial statements of the Fund for the year ended March 31, 1995 (which include a statement of assets and liabilities, a statement of operations, a statement of changes in net assets,

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

notes to financial statements, financial highlights, a statement of investments and the auditors' report thereon) are included in the Annual Report to Shareholders of the Trust delivered along with this SAI and are incorporated herein by reference.





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                 APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

1.   CORPORATE AND MUNICIPAL BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

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

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the Aa, A, Baa, or B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

STANDARD AND POOR'S CORPORATION ("S&P")

Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas, they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Bonds rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated CC typically are subordinated to senior debt which is assigned an actual or implied CCC debt rating. This rating may also be used to indicate imminent default.

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

The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating Cl is reserved for income bonds on which no interest is being paid.

Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

FITCH INVESTORS SERVICE, INC. ("FITCH")

AAA Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, shorter-term debt of these issuers is generally rate F-1+.

A Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

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

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D categories.

2.   SHORT TERM MUNICIPAL LOANS

MOODY'S INVESTORS SERVICE, INC.

MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the MIG-1/VMIG-1 group.

MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD AND POOR'S CORPORATION

SP-1. Very strong or strong capacity to pay principal and interest. Those issues which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2.  Satisfactory capacity to pay principal and interest.

SP-3.  Speculative capacity to pay principal and interest.

3.   OTHER MUNICIPAL SECURITIES AND COMMERCIAL PAPER

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

MOODY'S INVESTORS SERVICE, INC.

Moody's two highest ratings for short-term debt, including commercial paper, are Prime-1 and Prime-2. Both are judged investment grade, to indicate the relative repayment ability of rated issuers.

Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.
     -    High rates of return on funds employed.
     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S CORPORATION

S&P's two highest commercial paper ratings are A and B. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. An A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. A-3 issues have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

FITCH INVESTORS SERVICE, INC.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

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F-1+. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1.  Issues assigned this rating reflect an assurance of timely payment only
slightly less in degree than issues rated   F-1+.

F-2. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 rating.

F-3. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D.    Issues assigned this rating are in actual or imminent payment default.

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                             NEW HAMPSHIRE BOND FUND

                APPENDIX B - DESCRIPTION OF MUNICIPAL SECURITIES


1.   MUNICIPAL BONDS

Municipal Bonds which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated as described below.

Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability

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of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

While, at one time, the pertinent provisions of the Internal Revenue Code (the "Code") permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for owner-occupied housing, certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, certain manufacturing or industrial projects, and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

Because of terminology formerly used in the Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multifamily housing revenues bonds, single family housing revenue bonds, industrial development revenue bonds and solid waste resource recovery revenue bonds.

Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

2.   MUNICIPAL NOTES

Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

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Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Construction Loan Notes are sold to provide construction    financing.  After
successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

3.   MUNICIPAL LEASES

Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

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                               INVESTORS BOND FUND
                               TAXSAVER BOND FUND


Account Information and
Shareholder Servicing:             Distributor:
     Forum Financial Corp.              Forum Financial Services, Inc.
     P.O. Box 446                       Two Portland Square
     Portland, Maine 04112              Portland, Maine  04101
     207-879-0001                       207-879-1900

   ---------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                 August 1, 1995

                           As Amended January 5, 1996


Forum Funds (the "Trust") is a registered open-end investment company. This Statement of Additional Information supplements the Prospectus offering shares of the Investors Bond Fund and TaxSaver Bond Fund (collectively the "Funds" and individually a "Fund") and should be read only in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting the Trust's Distributor at the address listed above.

                                TABLE OF CONTENTS
                                                    Page
                                                    ----
          1.   Investment Policies . . . . . . . .    2
          2.   Investment Limitations. . . . . . .    9
          3.   Performance Data. . . . . . . . . .   12
          4.   Management. . . . . . . . . . . . .   15
          5.   Determination of Net Asset Value. .   22
          6.   Portfolio Transactions. . . . . . .   22
          7.   Additional Purchase and
               Redemption Information. . . . . . .   23
          8.   Taxation. . . . . . . . . . . . . .   25
          9.   Other Information . . . . . . . . .   26

               Appendix A - Description of Securities Ratings
               Appendix B - Description of Municipal Securities
               Appendix C - Hedging Strategies


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE

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PROSPECTUS.

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1.  INVESTMENT POLICIES

RATINGS AS INVESTMENT CRITERIA

Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and other nationally recognized statistical rating organizations ("NRSROs") are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this Statement of Additional Information. The Funds may use these ratings to determine whether to purchase, sell or hold a security. However, ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the investment adviser of the Fund will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

Each Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the investment adviser to be of comparable quality) if the investment adviser determines that retaining such security is in the best interests of the Fund.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Each Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

The use of when-issued transactions and forward commitments enables the Funds to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities which it owned on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the investment adviser to a Fund were to forecast incorrectly the direction of

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

interest rate movements, the Fund might be required to complete such when-issued or forward commitment transactions at prices inferior to the current market values.

When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds enter into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Any significant commitment of a Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

Each Fund will establish and maintain with its custodian a separate account with cash, U.S. Government Securities (as defined in the Prospectus) and other liquid high-grade debt securities in an amount at least equal to its commitments to purchase securities on a when-issued or delayed delivery basis.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter (OTC) options and repurchase agreements maturing in more than seven days.

The Trust's Board of Directors ("Board") has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the investment adviser of each Fund, pursuant to guidelines approved by the Board. The investment adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The investment adviser monitors the liquidity of the securities in each Fund's portfolio and reports periodically on such decisions to the Board.

FUTURES CONTRACTS AND OPTIONS

Each Fund may in the future seek to hedge against a decline in the value of securities it owns or an increase in the price of securities which it plans to purchase through the writing and purchase of exchange-traded and over-the-counter options and the purchase and sale of futures contracts and options on those futures contracts. The TaxSaver Bond Fund may buy or sell municipal bond index futures contracts and both Funds may buy or sell futures contracts on Treasury bills,

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

Treasury bonds and other financial instruments. The Funds may write covered options and buy options on the futures contracts in which they may invest.

If the adviser anticipates that interest rates will rise, a Fund may sell futures contracts as a hedge against a decrease in the value of the Fund's portfolio securities. Conversely, if the adviser anticipates a decline in interest rates, a Fund may purchase futures contracts to protect itself against an increase in the price of the debt securities that the Fund might wish to purchase.

In addition, each Fund may write (sell) covered put and call options and may buy put and call options on debt securities and bond indices. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security, currency or futures contract or maintains cash, U.S. Government Securities or other liquid, high-grade debt securities in a segregated account with a value at all times sufficient to cover the Fund's obligation under the option.

The Funds' use of options and futures contracts would subject the Funds to certain investment risks and transaction costs to which they might not otherwise be subject. These risks include: (1) dependence on the adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options, futures contracts or related options and movements in the price of the securities hedged or used for cover; (3) the fact that skills and techniques needed to trade these instruments are different from those needed to select the other securities in which the Funds invest; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time; and (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences. Other risks include the inability of the Fund, as the writer of covered call options, to benefit from the appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by the Fund. In addition, options and futures contracts do not pay interest, but may produce taxable capital gains.

Each Fund will not hedge more than 30% of its total assets by selling futures contracts, buying put options and writing call options. In addition, each Fund will not buy futures contracts or write put options whose underlying value exceeds 10% of the Fund's total assets and will not purchase call options if the value of purchased call options would exceed 5% of the Fund's total assets. A Fund will not enter into futures contracts and options thereon if immediately thereafter more than 5% of the value of the Fund's total assets would be invested in these options or committed to margin on futures contracts.

A Fund will only invest in futures and options contracts after providing notice to its shareholders, filing a notice of eligibility (if required) and otherwise complying with the requirements of the Commodity Futures Trading Commission ("CFTC"). The CFTC's rules provide that the Funds are permitted to purchase futures or options contracts subject to CFTC jurisdiction only (1) for bona fide hedging purposes within the meaning of the rules of the CFTC; provided, however, that in the alternative with respect to each long position in a futures or options contract entered into by a Fund, the underlying commodity value of such contract at all times does not exceed the

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

sum of cash, short-term United States debt obligations or other United States dollar denominated short-term money market instruments set aside for this purpose by the Fund, cash proceeds from existing Fund investments due in 30 days and accrued profit on the contract held with a futures commissions merchant; and
(2) subject to certain limitations.

REPURCHASE AGREEMENTS

     The Funds may seek additional income by entering into repurchase agreements. Repurchase agreements are transactions in which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. The Trust's custodian maintains possession of the underlying collateral, which is maintained at not less than 100% of the repurchase price, and which consists of the types of securities in which the Fund may invest directly.

LENDING OF PORTFOLIO SECURITIES

The Funds may from time to time lend securities from its portfolio to brokers, dealers and other financial institutions. Securities loans must be continuously secured by cash or U.S. Government Securities with a market value, determined daily, at least equal to the value of the Fund's securities loaned, including accrued interest. A Fund receives interest in respect of securities loans from the borrower or from investing cash collateral. The Funds may pay fees to arrange the loans. Each Fund will, as a fundamental policy, limit securities lending to not more than 10% of the value of its total assets.

TEMPORARY DEFENSIVE POSITION

When a Fund assumes a temporary defensive position it may invest in (i) short-term U.S. Government Securities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation, (iii) commercial paper of prime quality rated Prime-2 or higher by Moody's or A-2 or higher by S&P or, if not rated, determined by the adviser to be of comparable quality, (iv) repurchase agreements covering any of the securities in which the Fund may invest directly and (v) money market mutual funds.

The Funds may invest in the securities of other investment companies within the limits proscribed by the 1940 Act. Under normal circumstances, each Fund intends to invest less than 5% of the value of its net assets in the securities of other investment companies. In addition to the Fund's expenses (including the various fees), as a shareholder in another investment company, a Fund would bear its pro rata portion of the other investment company's expenses (including fees).

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INVESTORS BOND FUND

MORTGAGE-RELATED SECURITIES. As described in the Investors Bond Fund Prospectus, that Fund may invest in mortgage-related securities, including Collateralized Mortgage Obligations ("CMOs"). CMOs are typically structured with a number of classes or series that have different maturities and are generally retired in sequence. Each class of bonds receives periodic interest payments according to the coupon rate on the bonds. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 bonds will be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of bonds may be paid off sooner than expected because of an acceleration in prepayments of the obligations comprising the collateral pool.

ASSET-BACKED SECURITIES. The Investors Bond Fund may invest in asset-backed securities, which have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution.

Asset-backed securities present certain risks that are not presented by mortgage-related debt securities or other securities in which the Investors Bond Fund may invest. Primarily, these securities do not always have the benefit of a security interest in comparable collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.
If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

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TAXSAVER BOND FUND

     MUNICIPAL SECURITIES. The term "municipal securities," as used in the Prospectus and this Statement of Additional Information with respect to the TaxSaver Bond Fund, means obligations of the type described in Appendix B issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax. The municipal securities in which the TaxSaver Bond Fund will invest are limited to those obligations which at the time of purchase: (i) are backed by the full faith and credit of the United States; (ii) are municipal notes rated in the two highest rating categories by an NRSRO, or, if not rated, are of comparable quality as determined by the Fund's investment adviser; (iii) are municipal bonds rated in the six highest rating categories by an NRSRO or, if not rated, are of comparable quality as determined by the Fund's investment adviser; or (iv) are other types of municipal securities, provided that such obligations are of comparable quality, as determined by the Fund's investment adviser, to instruments in which the Fund may invest.

     MUNICIPAL NOTES. Municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill short-term capital needs and generally have original maturities of 397 days or less. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper.

     MUNICIPAL LEASES. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds or notes. Lease and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit or guarantee of a bank or other entity that has long term outstanding debt securities rated in one of the top two rating categories by an NRSRO.

     VARIABLE AND FLOATING RATE OBLIGATIONS. The interest rates payable on certain municipal securities, including municipal leases, in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates.
These securities are referred to as variable rate or floating rate obligations. Other features of these obligations may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The main benefit of a variable or floating rate municipal security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of these

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municipal securities enhances the ability of the Fund to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. The payment of principal and interest by issuers of certain municipal securities purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets the Fund's investment quality requirements. The investment adviser will monitor the pricing, quality and liquidity of variable rate and floating rate demand obligations held by the Fund on the basis of published financial information, rating agency reports and other research services to which the Fund or the investment adviser of the Fund may subscribe.

     PARTICIPATION INTERESTS. The Fund may purchase participation interests in municipal bonds, including private activity bonds and floating and variable rate securities that are owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in a municipal security owned by a bank or other financial institution. These instruments carry a demand feature permitting the holder to tender them back to the bank or other institution and are generally backed by an irrevocable letter of credit or guarantee of the bank or institution. The Fund can exercise the right, on not more than thirty days' notice, to sell such an instrument back to the bank or institution from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of the Fund's participation interest in the instrument, plus accrued interest. Generally, the Fund will do so only (i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio, or (iii) upon a default under the terms of the demand instrument. Banks and other financial institutions retain portions of the interest paid on such participation interests as their fees for servicing such instruments and the issuance of related letters of credit, guarantees and repurchase commitments. Exposure to credit losses arising from the possible financial difficulties of borrowers might affect the bank's or other institution's ability to meet its obligations under its letter of credit or other guarantee.

The Fund will not purchase participation interests unless it is advised by counsel or receives a ruling of the Internal Revenue Service that interest earned by the Fund from the obligations in which it holds participation interests is exempt from Federal income tax. The Internal Revenue Service has announced that it ordinarily will not issue advance rulings on certain of the Federal income tax consequences applicable to securities, or participation interests therein, subject to a put. The investment adviser will monitor the pricing, quality and liquidity of participation interests held by the Fund on the basis of published financial information, rating agency reports and other research services to which the Fund or the investment adviser of the Fund may subscribe.

     STAND-BY COMMITMENTS. The Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Since the value of a stand-by commitment is dependent on the ability of the stand-by commitment writer to meet its obligation to repurchase, the Fund's policy is to enter into stand-by commitment transactions only with municipal securities dealers which in the opinion of the investment adviser present minimal credit risks.

The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities which continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund are valued at zero in determining net asset value. When the Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Fund's portfolio of securities.

GENERAL

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. An increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.

There can be no assurance that the Fund's objective will be achieved. The achievement of the Fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission, although there have been proposals which would require registration in the future.

The obligations of municipal securities issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

                           2.  INVESTMENT LIMITATIONS

Each Fund has adopted the following fundamental investment limitations which are in addition to those contained in the Fund's Prospectus and which may not be changed without shareholder approval. Each Fund may not:

     (1) Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund's total assets (computed immediately after the borrowing).

     (2) Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry.

     (3) Purchase securities, other than U.S. Government Securities, of any one issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time of purchase be invested in the securities of that issuer, or (b) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer. Up to 50% of the Fund's total assets may be invested without regard to this limitation.

     (4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

     (5) Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

     (6) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

     (7) Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

     (8) Issue senior securities except pursuant to Section 18 of the Investment Company Act of 1940 ("1940 Act") and except that the Fund may borrow money subject to investment limitations specified in the Fund's Prospectus.

     (9) Invest in interests in oil or gas or interests in other mineral exploration or development programs.


In addition, each Fund has adopted a fundamental investment policy which provides that notwithstanding any other investment policy or restriction (whether or not fundamental), the Fund may seek to achieve its investment objective by holding, as its only investment securities, the securities of another investment company having substantially the same investment objective and policies as the Fund.


Each Fund has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. Each Fund may not:

     (a) Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

     (b) Invest in securities of another registered investment company, except in connection with a merger, consolidation, acquisition or reorganization; and except that the Fund may invest in money market funds and privately-issued mortgage related securities to the extent permitted by the 1940 Act.

     (c) Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

     (d) Invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest, if as a result, more than 5% of the value of the Fund's total assets would be so invested.

     (e) Invest in or hold securities of any issuer if officers and directors of the Trust or the Fund's investment adviser, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

     (f) Purchase securities for investment while any borrowing equaling 5% or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of the Fund's total assets.

     (g) Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than (i) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the Securities Act of 1933 ("Restricted Securities") or (ii) 10% of the Fund's total assets would be invested in Restricted Securities.

     (h) Purchase securities having voting rights except securities of other investment companies.

     (i) Purchase or sell real property leases (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate.)

Except as required by the 1940 Act, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

For purposes of limitation number 3 listed in the TaxSaver Bond Fund's Prospectus, which relates to the diversification of the Fund's assets, the District of Columbia, each state, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is deemed to be a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of private activity bonds, if the bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, if in either case, the creating government or some other agency guarantees a security, that guarantee would be considered a separate security and would be treated as an issue of such government or other agency.


No more than 25% of a Fund's total assets may be invested in the securities of one issuer. However, this limitation does not apply to securities of an issuer payable solely from the proceeds of U.S. Government Securities.


                              3.  PERFORMANCE DATA

The Funds may quote performance in various ways. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. The Funds' net asset value, yield and total return fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

Standardized SEC yield and total return information as of March 31, 1995 is outlined in the following tables:

                                                   30 Day
                                                  Annualized
                              30 Day                 Tax                                                           Total Return
                            Annualized            Equivalent           Total Return           Total Return            Since
                               Yield                Yield                 1 Year                 5 Year             Inception
                               -----                -----                 ------                 -----              ---------

 INVESTORS
 BOND FUND                     7.66%                 N/A%                  0.67%                8.58%                 8.32%

                                      222


                                                   30 Day
                                                  Annualized
                              30 Day                 Tax                                                           Total Return
                            Annualized            Equivalent           Total Return           Total Return            Since
                               Yield                Yield                 1 Year                 5 Year             Inception
                               -----                -----                 ------                 -----              ---------

 TAXSAVER
 BOND FUND                     5.45%                 8.63%                 2.23%                7.14%                 7.05%

Tax-equivalent yield is based on a Federal income tax rate of 39.6%.

The Funds commenced operations on October 2, 1989.

In performance advertising each Fund may compare any of its performance information with data published by independent evaluators such as Morningstar, Lipper Analytical Services, Inc., IBC/Donoghue, Inc., CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). Each Fund may also compare any of its performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds may refer to general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). In addition, the Funds may refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

For example, the Funds may advertise the historical advantages, based on assumed investments made on particular dates, in long term corporate bonds or in the S&P 500 Composite Stock Index against U.S. Treasury bills, as published by the companies listed above.

YIELD CALCULATIONS

Yields for a Fund used in advertising are computed by dividing the Fund's interest income for a given 30 days or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. In general, interest income is reduced with respect to bonds purchased at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds purchased at a discount by adding a portion of the discount to daily income. Capital gain and loss generally are excluded from these calculations.

Income calculated for the purpose of determining the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

The tax equivalent yield for the TaxSaver Bond Fund is the rate an investor would have to earn from a fully taxable investment in order to equal the Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus the stated Federal or combined Federal and state tax rate. (If only a portion of the Fund's yield is tax-exempt, only that portion is adjusted in the calculation.)

Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that a Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Also, Processing Organizations may charge their customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders.
The yields of each Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of a Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

TOTAL RETURN CALCULATIONS

Each of the Funds may advertise total return. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Funds.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over a given period according to the following formula:

          P(1+T)to the power of n = ERV

     Where:

          P = a hypothetical initial payment of $1,000;
          T = average annual total return;
          n = number of years; and
          ERV = ending redeemable value.

ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.

In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gain and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph or similar illustration.

     Period total return is calculated according to the following formula:

          PT = (ERV/P-1)

     Where:

          PT = period total return.
               The other definitions are the same as in average annual total return above.

4.  MANAGEMENT

The Directors and officers of the Trust and their principal occupations during the past five years are set forth below.

John Y. Keffer, Chairman and President.

     President and Director, Forum Financial Services, Inc. (a registered broker-dealer), Forum Financial Corp. (a registered transfer agent) and Forum Advisors, Inc. (a registered investment adviser). Mr. Keffer is a director and/or officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Costas Azariadis, Director.

     Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

James C. Cheng, Director.

     Managing Director, Forum Financial Services, Inc. since September 1991. President of Technology Marketing Associates (a marketing consulting company) since September 1991. Prior thereto, Mr. Cheng was President and Chief Executive Officer of Network Dynamics, Incorporated (a software development company). His address is 27 Temple Street, Belmont, Massachusetts 02178.

J. Michael Parish, Director.

     Partner at the law firm of Winthrop Stimson Putnam & Roberts since 1989. Prior thereto, he was a partner at LeBoeuf, Lamb, Leiby & MacRae, a law firm of which he was a member from 1974 to 1989. His address is 40 Wall Street, New York, New York 10005.


Mark A. Kaplan, Vice President, Assistant Treasurer and Assistant Secretary.

     Managing Director at FFSI since September 1995. Prior thereto, Mr. Kaplan was Managing Director and Director of Research at H.M. Payson & Co. His address is Two Portland Square, Portland, Maine 04101.


Michael D. Martins, Treasurer.

     Director of Fund Accounting at Forum Financial Corp. since June 1995. Prior thereto, he served as a manager in the New York City office of Deloitte & Touche LLP, where he was employed for over five years. His address is Two Portland Square, Portland, Maine 04101.

David I. Goldstein, Secretary.

     Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart. Mr. Goldstein is also Secretary or Assistant Secretary of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Dana A. Lukens, Assistant Secretary

     Assistant Counsel, Forum Financial Services, Inc., with which he has been associated since August 1995. Prior thereto, Mr. Lukens was associated with the law firm of Testa, Hurwitz & Thibeault. Mr. Lukens is also Assistant Secretary of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine

Renee A. Walker, Assistant Secretary

     Fund Administrator, Forum Financial Services, Inc., with which she has been associated since December 1994. Prior thereto, Ms. Walker was employed by Longwood Partners, Investment Partnership and Paine Webber, Inc. in Boston, Massachusetts. Her address is Two Portland Square, Portland, Maine 04101.

John Y. Keffer is an interested person of the Trust as that term is defined in the 1940 Act.

ADVISER

The Funds' investment adviser, Forum Advisors, Inc. (the "Adviser") furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for the respective Fund, each pursuant to an Investment Advisory Agreement with the Trust. Each such Investment Advisory Agreement provides for an initial term of two years from its effective date with respect to a Fund and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by the Board or by vote of the shareholders of the Fund, and in either case by a majority of the directors who are not parties to the Investment Advisory Agreement or interested persons of any such party.

Each Investment Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of its shareholders or by a vote of a majority of the Board, or by the respective Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. Each Investment Advisory Agreement also provides that, with respect to a Fund, the Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or by reason of reckless disregard of its obligations and duties under the Investment Advisory Agreement. Each Investment Advisory Agreement provides that the Adviser may render services to others.

Prior to August 1, 1991, for services under its Investment Advisory Agreement, the Adviser received, with respect to the Investors Bond Fund, an advisory fee at an annual rate of 0.55% of the average daily net assets for the first $300 million of the Fund's net assets, 0.51% of the average daily net assets for the next $400 million of the Fund's net assets, and 0.47% of the average daily net assets of the Fund's remaining net assets. Prior to August 1, 1991, with respect to the TaxSaver Bond Fund, the Adviser received an advisory fee at an annual rate of 0.50% of the average daily net assets for the first $300 million of the Fund's net assets, 0.46% of the average daily net assets of the next $400 million of the Fund's net assets and 0.42% of the average daily net assets of the Fund's remaining net assets. Upon approval by the Funds' shareholders, the advisory fee was reduced to 0.40% of the average daily net assets for each of the Investors Bond Fund and the TaxSaver Bond Fund. Such fees are accrued daily and paid monthly. Fees payable under the Advisory Agreement with respect to the each Fund are outlined in the following tables:

INVESTORS BOND FUND

    FISCAL YEAR ENDED
      MARCH 31                 GROSS FEE     WAIVED FEE     NET FEE
      --------                 ---------     ----------     -------
         1995                  $100,098       $9,407        $90,691
         1994                  $111,913      $34,865        $77,048
         1993                  $103,100      $52,045        $51,055

TAXSAVER BOND FUND

    FISCAL YEAR ENDED
      MARCH 31                 GROSS FEE     WAIVED FEE     NET FEE
      --------                 ---------     ----------     -------

         1995                  $65,238       $59,238        $6,000
         1994                  $69,755       $69,755            $0
         1993                  $53,914       $53,914            $0

In addition to receiving its advisory fee from the Funds, the Adviser may also act and be compensated as investment manager for its clients with respect to assets which are invested in the Funds. In some instances the Adviser may elect to credit against any investment management fee received from a client who is also a shareholder in the Fund an amount equal to all or a portion of the fees received by the Adviser or any affiliate of the Adviser from the Fund with respect to the client's assets invested in the Fund.


The Adviser has agreed to reimburse the Trust for certain of each Fund's operating expenses which in any year exceed the limits prescribed by any state in which a Fund's shares are qualified for sale. The Trust may elect not to qualify its shares for sale in every state.



The manager and distributor believe that currently the most restrictive expense ratio limitation imposed by any state is 2-1/2% of the first $30 million of each Fund's average net assets, 2% of the next $70 million of its average net assets and 1-1/2% of its average net assets in excess of $100 million. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by the Adviser or the manager and distributor monthly.


Subject to the above obligations to reimburse the Trust for its excess expenses, the Trust has confirmed its obligation to pay all its other expenses, including: interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; costs of forming the corporation and maintaining corporate existence; costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of the Trust; costs of reproduction, stationery and supplies; compensation of directors, officers and employees of the Trust and costs of other personnel performing services for the Trust who are not officers of the Adviser, the manager and distributor or their respective affiliates; costs of corporate meetings; Securities and Exchange Commission registration fees and related expenses; state securities laws registration fees and related expenses; and fees payable to the Adviser under the Investment Advisory Agreements.

MANAGER AND DISTRIBUTOR

Forum Financial Services, Inc. (the "Manager") was incorporated under the laws of the State of Delaware on February 7, 1986 and supervises the overall management of the Trust (which includes, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the transfer agent and custodian and arranging for maintenance of books and records of the Trust), provides the Trust with general office facilities and serves as distributor of shares of the Funds pursuant to a management agreement between the Manager and the Trust (the "Management Agreement"). The Management Agreement provided, with respect to each Fund, for an initial term of two years from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by the Board or, with respect to a Fund, by the shareholders of that Fund, and in either case by a majority of the directors who are not parties to the Management Agreement or interested persons of any such party and do not have any direct or indirect financial interest in the Distribution Plan or in any agreement related to the Distribution Plan.

The Management Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to a Fund by vote of that Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Management Agreement also provides that the Manager shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of the Manager's duties or by reason of reckless disregard of its obligations and duties under the Management Agreement.

Forum also acts as distributor of each Fund's shares pursuant to a distribution services agreement (the "Distribution Services Agreement") and, pursuant thereto, receives, and may reallow to certain financial institutions, the sales charge paid by the purchasers of each Fund's shares. The aggregate sales charges payable to Forum with respect to each Fund are outlined in the following tables:

INVESTORS BOND FUND


 FISCAL YEAR ENDED        AGGREGATE
   MARCH 31             SALES CHARGE       AMOUNT RETAINED    AMOUNT REALLOWED
   --------             ------------       ---------------    ----------------

     1995                  $1,705                $243              $1,463
     1994                  $7,704                $968                  $0
     1993                 $37,642              $4,497                  $0

TAXSAVER BOND FUND


 FISCAL YEAR ENDED        AGGREGATE
   MARCH 31             SALES CHARGE       AMOUNT RETAINED    AMOUNT REALLOWED
   --------             ------------       ---------------    ----------------

     1995                  $7,701                $1,012            $6,689
     1994                  $5,939                  $721                $0
     1993                 $16,414                $2,078                $0

For its services under the Management Agreement, the manager receives with respect to each Fund a fee at an annual rate of 0.30% of the average daily net assets of each Fund. Fees payable under the Management Agreement with respect to each Fund are outlined in the following tables:

INVESTORS BOND FUND


  FISCAL YEAR ENDED
       MARCH 31          GROSS FEE      WAIVED FEE           NET FEE
       --------          ---------      ----------           -------
        1995              $75,074        $75,074                  $0
        1994              $83,934        $58,722             $25,212
        1993              $77,325        $33,775             $43,550

TAXSAVER BOND FUND


  FISCAL YEAR ENDED
       MARCH 31          GROSS FEE      WAIVED FEE           NET FEE
       --------          ---------      ----------           -------

        1995              $48,928        $48,928                  $0
        1994              $52,316        $44,565              $7,751
        1993              $40,436        $13,378             $27,058

The Manager provides persons satisfactory to the Board to serve as officers of the Trust. Those officers, as well as certain other employees and Directors of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) the Manager, its affiliates or certain affiliates of the Adviser.

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


TRANSFER AGENT

Forum Financial Corp. (the "Transfer Agent") acts as transfer agent of the Trust pursuant to a transfer agency agreement (the "Transfer Agency Agreement"). The Transfer Agency Agreement provided, with respect to each Fund, for an initial term of two years from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided that the agreement is specifically approved at least annually by the Board or, with respect to a Fund, by a vote of the shareholders of that Fund, and in either case by a majority of the directors who are not parties to the Transfer Agency Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Transfer Agency Agreement.

Among the responsibilities of the Transfer Agent as agent for the Trust are:
(1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Funds may be effected and certain other matters pertaining to the Funds; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption transactions and receiving wired funds; (4) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (5) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (6) furnishing periodic statements and confirmations of purchases and redemptions; (7) arranging for the transmission of proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (8) arranging for the receipt, tabulation and transmission to the Trust of proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (9) providing such other related services as the Trust or a shareholder may reasonably request. For these services, the Transfer Agent receives with respect to each Fund a fee computed and paid monthly at the annual rate of 0.25% of the Fund's average daily net assets.

The Transfer Agent or any sub-transfer agent or processing agent may also act and receive compensation as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Funds with respect to assets invested in the Funds. The Transfer Agent or any sub-transfer agent or other processing agent may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust or from the Transfer Agent with respect to assets of those customers or clients invested in the Fund. The Transfer Agent, the Manager or sub-transfer agents or processing agents retained by the Transfer Agent may be Processing Organizations (as defined in the Prospectus) and, in the case of sub-transfer agents or processing agents, may also be affiliated persons of the Transfer Agent or the Manager.

For its services under the Transfer Agent Agreement, Forum receives with respect to its transfer agency services a fee at an annual rate of 0.25% of the average daily net assets of each Fund. Fees payable under the Transfer Agent Agreement with respect to each Fund are outlined in the following tables:

INVESTORS BOND FUND

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

  FISCAL YEAR ENDED
       MARCH 31          GROSS FEE      WAIVED FEE           NET FEE
       --------          ---------      ----------           -------

         1995             $62,562        $49,813             $12,749
         1994             $74,145        $64,394              $9,751
         1993             $64,438        $34,468             $29,970




TAXSAVER BOND FUND


  FISCAL YEAR ENDED
       MARCH 31          GROSS FEE      WAIVED FEE           NET FEE
       --------          ---------      ----------           -------

         1995             $40,794        $28,091             $12,703
         1994             $47,796        $40,156              $7,640
         1993             $33,696        $16,150             $17,546

Pursuant to a Fund Accounting Agreement, the Transfer Agent also provides each Fund with portfolio accounting, including the calculation of the Fund's net asset value. For these services, the Transfer Agent receives with respect to a Fund an annual fee ranging from $36,000 to $60,000 depending upon the amount and type of the Fund's portfolio transactions and positions.

The Transfer Agent or any sub-transfer agent or processing agent may also act and receive compensation for acting as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Fund with respect to assets invested in the Fund.

                      5.  DETERMINATION OF NET ASSET VALUE

The Funds do not determine net asset value on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.
Purchases and redemptions are effected at the time of the next determination of net asset value following the receipt of any purchase or redemption order.

                           6.  PORTFOLIO TRANSACTIONS

Purchases and sales of portfolio securities for the Funds usually are principal transactions. Portfolio securities for these Funds are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked prices.

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

The Funds may effect purchases and sales through brokers who charge commissions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of shareholders of the Funds rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Funds. For the fiscal years ended March 31, 1995, 1994, and 1993, the Funds did not pay any brokerage commissions.

A Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commission, including certain dealer spreads, paid in connection with Fund transactions, the Adviser take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Adviser may also take into account payments made by brokers effecting transactions for a Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay.

In addition, the Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis may be used by the Adviser in connection with services to clients other than the Funds, and the Adviser's fee is not reduced by reason of the Adviser's receipt of the research services.

Investment decisions for each Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, a Fund and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for a Fund and for other investment companies and accounts managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

No portfolio transactions are executed with the Adviser, the Manager or any of their affiliates.

               7.  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of each Fund are sold on a continuous basis by the distributor.

Set forth below is an example of the method of computing the offering price of each Fund's shares. The example assumes a purchase of shares of common stock aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectuses at a price based on the net asset value per share of each Fund on March 31, 1995.

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

                                    Investors TaxSaver
                                      Bond      Bond
                                      Fund      Fund
                                      ----      ----
Net Asset Value Per Share           $ 10.05   $ 10.37

Sales Charge, 3.75% of offering
price (3.90% of net asset value
per share)                          $  0.39   $  0.40

Offering to Public                  $ 10.44   $ 10.77

In addition to the situations described in the Prospectus under "Purchases and Redemptions of Shares," the Trust may redeem shares involuntarily, from time to time, to reimburse a portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

The Trust has filed a formal election with the Securities and Exchange Commission pursuant to which a Fund will only effect a redemption in portfolio securities if a shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

The Funds may wire proceeds of redemptions to shareholders that have elected wire redemption privileges only if the wired amount is greater than $5,000. In addition, the Funds will only wire redemption proceeds to financial institutions located in the United States.

By use of telephone redemption and exchange privileges, the shareholder authorizes the Transfer Agent to act upon the instruction of any person representing himself either to be, or to have the authority to act on behalf of, the investor and believed by the Transfer Agent to be genuine. The records of the Transfer Agent of such instructions are binding. Proceeds of an exchange transaction may be invested in another Participating Fund account in the name of the shareholder.

EXCHANGE PRIVILEGE

The exchange privilege permits shareholders of the Funds to exchange their shares for shares of any other fund of the Trust or shares of certain other portfolios of investment companies which retain the Manager or its affiliates as investment adviser or distributor and which participate in the Trust's exchange privilege program ("Participating Fund"). For Federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than his basis in such shares at the time of the transaction.

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

Exchange transactions will be made on the basis of relative net asset values per share at the time of the exchange transaction plus any sales charge applicable to the Participating Fund whose shares are being acquired. Shares of any Participating Fund may be redeemed and the proceeds used to purchase, without a sales charge, shares of any other Participating Fund that are offered without a sales charge. Shares of any Participating Fund purchased with a sales charge may be redeemed and the proceeds used to purchase, without a sales charge, shares of any other Participating Fund otherwise sold with the same sales charge. If the Participating Fund purchased in the exchange transaction imposes a higher sales charge than was paid originally on the exchanged shares, the shareholder will be responsible for the difference between the two sales charges. Shares acquired through the reinvestment of dividends and distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid.

The terms of the exchange privilege are subject to change, and the privilege may be terminated by any of the Participating Funds or the Trust. However the privilege will not be terminated, and no material change that restricts the availability of the privilege to shareholders will be implemented, without reasonable advance notice to shareholders.

INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT

The Investors Bond Fund offers an individual retirement plan (the "IRA") for individuals who wish to use shares of the Funds as a medium for funding individual retirement savings. Under the IRA, distributions of net investment income and capital gain will be automatically reinvested in the IRA established for the investor. The Fund's custodian furnishes custodial services to the IRAs for a service fee. Shareholders wishing to use the Fund's IRA should contact the Transfer Agent for further details and information.

                                  8.  TAXATION

Qualification as a regulated investment company under the Internal Revenue Code of 1986 does not involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Funds must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to Federal income taxes on dividends and distributions by a Fund and assume that each Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to the investor's particular situation.

The Funds expect to derive substantially all of their gross income (exclusive of capital gain) from sources other than dividends. Accordingly, it is expected that most of the Funds' dividends or distributions will not qualify for the dividends-received deduction for corporations.

Certain listed options and regulated futures contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. A Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" from the application of section 1256.

With respect to equity or over-the-counter put and call options, gain or loss realized by a Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the respective Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Fund will be treated as short-term capital gain or loss. In general, if a Fund exercises an option, or if an option that a Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

                              9.  OTHER INFORMATION

CUSTODIAN

Pursuant to a Custodian Agreement, The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts 02106, acts as the custodian of each Fund's assets. The custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, determining income and collecting interest on Fund investments.

COUNSEL

Legal matters in connection with the issuance of shares of stock of the Trust are passed upon by Messrs. Seward & Kissel, One Battery Park Plaza, New York, New York 10004. Seward & Kissel has relied upon the opinion of Messrs. Venable, Baetjer and Howard, 1800 Mercantile Bank & Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201, for matters relating to Maryland law.

AUDITORS

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1414, independent auditors, act as auditors for the Trust.

THE TRUST AND ITS SHARES


The Trust was organized in Delaware on August 29, 1995; the Trust's succeeded to the assets and liabilities of Forum Funds, Inc. on January 5, 1996. Forum Funds, Inc. was incorporated on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. The Board has the authority to issue an unlimited number of shares of beneficial interest of separate series with no par value per share and to create separate classes of shares within each series. There are currently seven other series of the Trust.

The Trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point.

The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust or the Trustees. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Forum believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument further provides that the Trustees shall not be liable to any person other than the Trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Board is required to call a meeting of shareholders for the purpose of voting upon the removal of any trustee when so requested in writing by the shareholders of record holding at least 10% of the Trust's outstanding shares.

Each series capital consists of shares of beneficial interest. Shares are fully paid and nonassessable, except as set forth above with respect to Trustee and shareholder liability. Shareholders representing 10% or more of the Trust or a series may, as set forth in the Trust Instrument, call meetings of the Trust or series for any purpose related to the Trust or series, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any series may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or the series; however, the Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation. If not so terminated or reorganized, the Trust and its series will continue indefinitely. Under the Trust Instrument, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to be incorporated under Delaware law, so long as

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

the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement.


As of October 27, 1995, the officers and Directors of the Trust as a group owned less than 1% of the outstanding shares of each Fund. Also as of that date, the shareholders listed below owned or owned of record more than 5% of either Fund. Shareholders owning 25% or more of the shares of a Fund or of the Trust as a whole may be deemed to be controlling persons. By reason of their substantial holdings of shares, these persons may be able to require the Trust to hold a shareholder meeting to vote on certain issues and may be able to determine the outcome of any shareholder vote. As noted, certain of these shareholders are known to the Trust to hold their shares of record only and have no beneficial interest, including the right to vote, in the shares.


INVESTORS BOND FUND



                                                             PERCENTAGE OF
                                                                 FUND
                         SHAREHOLDER                          SHARES OWNED
                         -----------                          ------------

           Irwin Union Bank & Trust Co. (record holder),
           Columbus, Ohio 47201                                  67.63%

           EBIU & Co. (record holder), Columbus,
           Ohio 47201                                             9.29%

           Post & Co., New York, New York  10268                  5.23%


TAXSAVER BOND FUND

                                                             PERCENTAGE OF
                                                                 FUND
                         SHAREHOLDER                          SHARES OWNED
                         -----------                          ------------



           Irwin Union Bank & Trust Co. (record holder),
           Columbus, Ohio 47201                                  47.98%

           Leonore Zusman TTEE, Dayton, Ohio 45402               11.02%

           Lawrence L. Zusman TTEE, Dayton, Ohio 4540            29.87%


The Manager provides persons satisfactory to the Board to serve as officers of the Trust. Those officers, as well as certain other employees and Directors of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) the Manager, its affiliates or certain affiliates of the Adviser.

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

FUND STRUCTURE

CORE AND GATEWAY. The Fund may seek to achieve its objective by investing all of its investable assets in a separate portfolio of a registered, open-end management investment company with substantially the same investment objective
and policies as the Fund.   This "Core and Gateway" fund structure is an
arrangement whereby one or more investment companies or other collective investment vehicles that share investment objectives -- but offer their shares through distinct distribution channels -- pool their assets by investing in a single investment company having substantially the same investment objective and policies (a "Core Portfolio"). This means that the only investment securities that will be held by the Fund will be the Fund's interest in the Core Portfolio. This structure would permit other collective investment vehicles to invest collectively in a Core Portfolio, allowing for greater economies of scale in managing operations of the single Core Portfolio. In the event the Fund invested all of its assets in a Core Portfolio, its methods of operation and shareholder services would not be materially affected by its investment in a corresponding Core Portfolio, except that the assets of the Fund may be managed as part of a larger pool. If the Fund invested all of its assets in a Core Portfolio, it would hold only investment securities issued by the Core Portfolio; the Core Portfolio would directly invest in individual securities of other issuers. The Fund would otherwise continue its normal operation. The Board would retain the right to withdraw the Fund's investments from the Core Portfolio at any time; the Fund would then resume investing directly in individual securities of other issuers or could re-invest all of its assets in another Core Portfolio.

The Board will authorize investing the Fund's assets in a Core Portfolio only if it first determines that pooling is in the best interests of the Fund and its shareholders. In determining whether to invest in a Core Portfolio, the Board will consider, among other things, the opportunity to reduce costs and achieve operational efficiencies. The Board will not authorize investment in a Core Portfolio if it would materially increase costs to the Fund's shareholders, unless, of course, there were perceived to be a corresponding increase in benefits to shareholders.

FUND SHAREHOLDERS' VOTING RIGHTS. A Core Portfolio normally will not hold meetings of its investors except as required under the 1940 Act. As a shareholder in a Core Portfolio, the Fund would be entitled to vote in proportion to its relative interest in the Core Portfolio. On any issue, the Fund will vote its shares in a Core Portfolio in proportion to the votes cast by its shareholders. If there are other investors in a Core Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by the Fund's shareholders will receive a majority of votes cast by all Core Portfolio shareholders. Generally, the Fund will hold a meeting of its shareholders to obtain instructions on how to vote its interest in a Core Portfolio when the Core Portfolio is conducting a meeting of its shareholders. However, subject to applicable statutory and regulatory requirements, the Fund will not seek instructions from its shareholders with respect to (i) any proposal relating to a Core Portfolio that, if made with respect to the Fund, would not require the vote of Fund shareholders, or (ii) any proposal relating to the Core Portfolio that is identical to a proposal previously approved by the Fund's shareholders.

In addition to a vote to remove a director or trustee or change a fundamental policy, examples of matters that will require approval of shareholders of a Core Portfolio include, subject to applicable statutory and regulatory requirements: the election of directors or trustees; approval of an investment advisory contract; the dissolution of a Core Portfolio; certain amendments of the organizational documents for the Core Portfolio; a merger, consolidation or sale of substantially all of a Core Portfolio's assets; or any additional matters required or authorized by the charter or trust instrument and by-Laws of a Core Portfolio or any registration statement of a Core Portfolio, or as the directors or trustees of the Core Portfolio may consider desirable. The board of directors or trustees of a Core Portfolio will typically reserve the power to change nonfundamental policies without prior shareholder approval.

CONSIDERATIONS OF INVESTING IN A PORTFOLIO. The Fund's investment in a Core Portfolio may be affected by the actions of other large investors in the Core Portfolio, if any. For example, if the Core Portfolio had a large investor other than the Fund that redeemed its interest in the Core Portfolio, the Core Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. The Fund may withdraw its entire investment from the Core Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if other investors in the Core Portfolio, by a vote of shareholders, changed the investment objective or policies of the Core Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Core Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it usually would incur transaction costs. If the Fund withdrew its investment from the Core Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets in accordance with its investment objective and policies by the Adviser or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund.

FINANCIAL STATEMENTS

The financial statements of the Fund for the year ended March 31, 1995 (which include a statement of assets and liabilities, a statement of operations, a statement of changes in net assets, notes to financial statements, financial highlights, a statement of investments and the auditors' report thereon) are included in the Annual Report to Shareholders of the Trust delivered along with this SAI and are incorporated herein by reference.

                               INVESTORS BOND FUND
                               TAXSAVER BOND FUND

                 APPENDIX A - DESCRIPTION OF SECURITIES RATINGS


1.   CORPORATE AND MUNICIPAL BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Moody's rates corporate bond issues, including convertible debt issues, as follows:

Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

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

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the Aa, A, Baa, Ba or B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

STANDARD AND POOR'S CORPORATION ("S&P")

S&P rates corporate bond issues, including convertible debt issues, as follows:

Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

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Bonds rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated C typically are subordinated to senior debt which as assigned an actual or implied CCC debt rating. This rating may also be used to indicate imminent default.

The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating Cl is reserved for income bonds on which no interest is being paid.

Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy. Bonds rated D are in payment default or the obligor has filed for bankruptcy. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

FITCH INVESTORS SERVICE, INC. ("FITCH")

Fitch rates corporate bond issues, including convertible debt issues, as follows:

AAA Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, shorter-term debt of these issuers is generally rate F-1+.

A Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

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BB Bonds are considered speculative.  The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D categories.

2.   PREFERRED STOCK

MOODY'S INVESTORS SERVICE, INC.

Moody's rates preferred stock as follows:

An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment among preferred stock issues.

An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

An issue rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

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An issue rated baa is considered to be a medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

An issue rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

An issue which is rated c can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from aa through b in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

S&P rates preferred stock as follows:

AAA is the highest rating that is assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

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Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

A preferred stock rated C is a non-paying issue.

A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

3.   SHORT TERM MUNICIPAL LOANS

MOODY'S INVESTORS SERVICE, INC.

MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the MIG-1/VMIG-1 group.

MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and, although not distinctly or predominantly speculative, there is specific risk.


STANDARD AND POOR'S CORPORATION

SP-1. Very strong or strong capacity to pay principal and interest. Those issues which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2.  Satisfactory capacity to pay principal and interest.

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SP-3.  Speculative capacity to pay principal and interest.

4.   OTHER MUNICIPAL SECURITIES AND COMMERCIAL PAPER

MOODY'S INVESTORS SERVICE, INC.

Moody's two highest ratings for short-term debt, including commercial paper, are Prime-1 and Prime-2. Both are judged investment grade, to indicate the relative repayment ability of rated issuers.

Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     --   Leading market positions in well-established industries.
     --   High rates of return on funds employed.
     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S CORPORATION

S&P's two highest commercial paper ratings are A and B. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. An A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. A-3 issues have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

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FITCH INVESTORS SERVICE, INC.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1.  Issues assigned this rating reflect an assurance of timely payment only
slightly less in degree than issues rated   F-1+.

F-2. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 rating.

F-3. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D.    Issues assigned this rating are in actual or imminent payment default.

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                               INVESTORS BOND FUND
                               TAXSAVER BOND FUND

                APPENDIX B - DESCRIPTION OF MUNICIPAL SECURITIES


1.   MUNICIPAL BONDS

Municipal Bonds which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated as described below.

PRIVATE ACTIVITY BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and

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ports.  The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

While, at one time, the pertinent provisions of the Internal Revenue Code (the "Code") permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for owner-occupied housing, certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, certain manufacturing or industrial projects, and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

Because of terminology formerly used in the Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multifamily housing revenues bonds, single family housing revenue bonds, industrial development revenue bonds and solid waste resource recovery revenue bonds.

Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

2.   MUNICIPAL NOTES

Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

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BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

3.   MUNICIPAL LEASES

Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

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                               INVESTORS BOND FUND
                               TAXSAVER BOND FUND

                         APPENDIX C - HEDGING STRATEGIES


As discussed in the Prospectus, the Adviser to each Fund may engage in certain options and futures strategies to attempt to hedge a Fund's portfolio. The instruments in which the Fund may invest include (i) options on securities and stock indexes, (ii) stock index and interest rate futures contracts ("futures contracts"), and (iii) options on futures contracts. Use of these instruments is subject to regulation by the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures are traded, and the Commodity Futures Trading Commission ("CFTC").

The various hedging and income strategies referred to herein and in each Fund's Prospectus are intended to illustrate the type of strategies that are available to, and may be used by, the Adviser in managing a Fund's portfolio. Depending on prevailing market conditions, use of these strategies may enable the Adviser to reduce investment risks to which a Fund may be subject. No assurance can be given, however, that any strategies will succeed.

The Funds will not use leverage in their hedging strategies. In the case of transactions entered into as a hedge, a Fund will hold securities or other options or futures positions whose values are expected to offset ("cover") its obligations thereunder. A Fund will not enter into a hedging strategy that exposes the Fund to an obligation to another party unless it owns either (1) an offsetting ("covered") position or (2) cash, U.S. government securities or other liquid, short-term debt securities with a value sufficient at all times to cover its potential obligations. Each Fund will comply with guidelines established by the SEC with respect to coverage and, if the guidelines so require, will set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount. Securities, options or futures positions used for cover and assets held in a segregated account cannot be sold or closed out while the hedging strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. The Funds may purchase put and call options written by others and write (sell) put and call options covering specified securities or stock index-related amounts. A put option (sometimes called a "standby commitment") gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security or specified amount of cash (on stock-index options) to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a

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"reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security or specified amount of cash (on stock-index options) or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying currency or security. A Fund may buy or sell both exchange-traded and over-the-counter ("OTC") options. A Fund will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Adviser believes that a liquid secondary market for the option exists. When a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities or currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options are currently treated as illiquid securities.

A Fund may purchase call options on equity securities that the Adviser intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options may also be purchased as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. The Funds may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables a Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.

A Fund may write covered call options when the Adviser believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs. The Fund may write covered put options only to effect closing transactions.

A Fund may purchase and write put and call options on stock indexes in much the same manner as the equity and debt security options discussed above, except that stock index options may serve as a hedge against overall fluctuations in the securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using stock index options will depend on the extent to which price movements in the stock index selected correlate with price movements of the securities which are being hedged. Stock index options are settled exclusively in cash.

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SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING.  The Funds may effectively terminate their right or obligation under an option contract by entering into a closing transaction. For instance, if a Fund wished to terminate its potential obligation to sell securities under a call option it had written, a call option of the same series (an identical call option) would be purchased by the Fund. Closing transactions essentially permit the Funds to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. In addition:

(1) The successful use of options as a hedging strategy depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities markets, or in the case of a stock index option, fluctuations in the market sector represented by the index.

(2) Options normally have expiration dates of up to nine months. Options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

(3) A position in an exchange listed option may be closed out only on an exchange which provides a market for identical options. Most exchange listed options relate to equity securities. Exchange markets for options on debt securities are relatively new and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. There is no assurance that a liquid secondary market will exist for any particular option at any specific time. If it is not possible to effect a closing transaction, a Fund would have to exercise the option which it purchased in order to realize any profit. The inability to effect a closing transaction on an option written by a Fund may result in material losses to that Fund.

(4) The Funds' activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs.

FUTURES STRATEGIES. Several futures contracts on broad-based stock indexes currently are traded; these include the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Stock Index on the New York Futures Exchange and the Major Market Index on the Chicago Board of Trade. In addition, several interest rate futures contracts currently are traded; these include various futures contracts on Treasury bonds, notes and bills on the Chicago Board of Trade as well as a 30 Interest Rate contract also traded on the Chicago Board of Trade.

Futures contracts on a municipal bond index are traded on the Chicago Board of Trade. This index assigns relative values, which fluctuate in accordance with current market

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conditions, to the municipal bonds comprising the index.  Options on various of these futures contracts are also traded.

A futures contract is a bilateral agreement wherein one party agrees to accept, and the other party agrees to make, delivery of cash or securities as called for in the contract at a specified future date and at a specified price. For stock index futures contracts, delivery is of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the time of the contract and the close of trading of the contract. For interest rate futures contracts, delivery is of the underlying debt securities.

A Fund may sell stock index futures contracts in anticipation of a general market or market sector decline that may adversely affect the market values of the Fund's securities. To the extent that the Fund's portfolio correlates with a given stock index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. The Funds may purchase a stock index futures contract if a significant market or market sector advance is anticipated. These purchases would serve as a temporary substitute for the purchase of individual stocks, which stocks may then be purchased in the future.

The Fund may purchase call options on a stock index future as a means of obtaining temporary exposure to market appreciation at limited risk. This strategy is analogous to the purchase of a call option on an individual stock, in that it can be used as a temporary substitute for a position in the stock itself. A Fund may purchase a call option on a stock index future to hedge against a market advance in stocks which the Fund planned to acquire at a future date. The Fund may also purchase put options on stock index futures contracts. These purchases are analogous to the purchase of protective puts on individual stocks, where a level of protection is sought below which no additional economic loss would be incurred by the Fund. The Funds may write covered call options on stock index future contracts as a partial hedge against a decline in the prices of stocks held in the Funds' portfolio. This is analogous to writing covered call options on securities.

A Fund may use interest rate futures contracts and options thereon to hedge its portfolio against changes in the general level of interest rates. A Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the debt security which the Fund intended to purchase in the future. A Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates.

A Fund may purchase a call option on an interest rate futures contract to hedge against a market advance in debt securities which the Fund planned to acquire at a future date. The purchase of a call option on an interest rate futures contracts is analogous to the purchase of a call option on an individual debt security which can be used as a temporary substitute for a position in the security itself. A Fund may also write covered call options on

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interest rate futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio or purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. The following relate to each Fund's use of futures contracts and options on futures contracts and, to the extent in the future they were to be permitted, foreign currency and other options traded on a commodities exchange (collectively, "futures contracts and related options").

No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, a Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or U.S. government securities generally equal to 5% or less of the contract value. This amount is known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies, a process known as "marking to the market." When writing a call option on a futures contract, variation margin must be deposited in accordance with applicable exchange rules. The initial margin in futures transactions is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

Holders and writers of futures and related options can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, a futures contract or related option with the same terms as the position held or written. Positions in futures contracts may be closed only on an exchange providing a secondary market for the futures contracts.

Under certain circumstances, futures exchanges may establish daily limits in the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions. In such event, it may not be possible for a Fund to close a position, and in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). In addition:

(1) Successful use by a Fund of futures contracts and related options will depend upon the Adviser's ability to predict movements in the direction of the overall securities and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future; thus, for example, trading of stock index futures may not reflect the trading

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of the securities which are used to formulate an index or even actual fluctuations in the relevant index itself.

(2) The price of futures contracts may not correlate perfectly with movement in the price of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities which cause this situation to occur. As a result, a correct forecast of general market trends may still not result in successful hedging through the use of futures contracts over the short term. Activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

(3) Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin.

(4) Like other options, options on futures contracts have a limited life. The Funds will not trade options on futures contracts unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risks in connection with options are not greater than the risks in connection with futures transactions.

(5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs is all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls which could be substantial in the event of adverse price movements.

(6) Each Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions.

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

                                PAYSON VALUE FUND

                              PAYSON BALANCED FUND


Investment Advisor:                Account Information and
     H.M. Payson & Co.                  Shareholder Servicing:
     One Portland Square                Forum Financial Corp.
     P.O. Box 31                        P.O. Box 446
     Portland, Maine  04112             Portland, Maine  04112
     207-772-3761                       207-879-0009
     800-456-6710

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                 August 1, 1995

                           As Amended January 5, 1996


Forum Funds (the "Trust") is a registered open-end investment company. This Statement of Additional Information supplements the Prospectus offering shares of Payson Value Fund and Payson Balanced Fund (collectively the "Funds" and individually a "Fund") and should be read only in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting the Trust's Distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101.

                                TABLE OF CONTENTS
                                                    Page
                                                    ----
          1.   Investment Policies . . . . . . . .    2
          2.   Investment Limitations. . . . . . .    6
          3.   Performance Data. . . . . . . . . .    8
          4.   Management. . . . . . . . . . . . .   11
          5.   Determination of Net Asset Value. .   17
          6.   Portfolio Transactions. . . . . . .   18
          7.   Additional Purchase and
                  Redemption Information . . . . .   19
          8.   Taxation. . . . . . . . . . . . . .   20
          9.   Other Information . . . . . . . . .   21

               Appendix A - Description of Securities Ratings

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

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                             1.  INVESTMENT POLICIES

Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and other nationally recognized statistical rating organizations ("NRSROs") are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to bonds and other securities by several NRSROs is included in Appendix A to this Statement of Additional Information. The Funds may use these ratings to determine whether to purchase, sell or hold a security. However, ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it has been purchased by a Fund, H.M. Payson & Co. (the "Advisor"), the Funds' investment advisor will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

Each Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Advisor to be of comparable quality) if the Advisor determines that retaining such security is in the best interests of the Fund.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Each Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

The use of when-issued transactions and forward commitments enables the Funds to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities which it owned on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Advisor were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward commitment transactions at prices inferior to the current market values.

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

When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds enter into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Any significant commitment of a Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

Each Fund will establish and maintain with its custodian a separate account with cash, U.S. Government Securities (as defined in the Prospectus) and other liquid high-grade debt securities in an amount at least equal to its commitments to purchase securities on a when-issued or delayed delivery basis.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter (OTC) options and repurchase agreements maturing in more than seven days.

The Trust's Board of Directors ("Board") has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the Advisor, pursuant to guidelines approved by the Board. The Advisor takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The Advisor monitors the liquidity of the securities in each Fund's portfolio and reports periodically on such decisions to the Board.

CONVERTIBLE SECURITIES

The Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital

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

structure but are usually subordinated to comparable nonconvertible securities. Although no securities investment is without some risk, investment in convertible securities generally entails less risk than in the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

TEMPORARY DEFENSIVE POSITION.


When a Fund assumes a temporary defensive position it may invest in (i) short-term U.S. Government Securities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation, (iii) commercial paper of prime quality rated Prime-2 or higher by Moody's or A-2 or higher by S&P or, if not rated, determined by the Adviser to be of comparable quality, (iv) repurchase agreements consisting of the types of securities in which the Fund may invest directly and (v) money market mutual funds.


The Funds may invest in the securities of other investment companies within the limits proscribed by the 1940 Act. Under normal circumstances, each Fund intends to invest less than

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

5% of the value of its net assets in the securities of other investment companies. In addition to the Fund's expenses (including the various fees), as a shareholder in another investment company, a Fund would bear its pro rata portion of the other investment company's expenses (including fees).

FUTURES CONTRACTS AND OPTIONS

Each Fund may in the future seek to hedge against a decline in the value of securities it owns or an increase in the price of securities which it plans to purchase through the writing and purchase of exchange-traded and over-the-counter options and the purchase and sale of futures contracts and options on those futures contracts. Payson Value Fund may buy or sell stock index futures contracts, such as contracts on the S&P 500 stock index, and Payson Balanced Fund may buy and sell bond index futures contracts. In addition, both Funds may buy or sell futures contracts on Treasury bills, Treasury bonds and other financial instruments. The Funds may write covered options and buy options on the futures contracts in which they may invest.

In addition, the Funds may write (sell) covered put and call options and may buy put and call options on debt securities and bond indices. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security, currency or futures contract or maintains cash, U.S. Government Securities or other liquid, high-grade debt securities in a segregated account with a value at all times sufficient to cover the Fund's obligation under the option.

The Funds' use of options and futures contracts would subject the Funds to certain investment risks and transaction costs to which they might not otherwise be subject. These risks include: (1) dependence on the Advisor's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options, futures contracts or related options and movements in the price of the securities hedged or used for cover; (3) the fact that skills and techniques needed to trade these instruments are different from those needed to select the other securities in which the Funds invest; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time; and (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences. Other risks include the inability of the Fund, as the writer of covered call options, to benefit from the appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by the Fund.

Each Fund will not hedge more than 30% of its total assets by selling futures contracts, buying put options and writing call options. In addition, each Fund will not buy futures contracts or write put options whose underlying value exceeds 10% of the Fund's total assets and will not purchase call options if the value of purchased call options would exceed 5% of the Fund's total assets. A Fund will not enter into futures contracts and options thereon if immediately thereafter more than 5% of the value of the Fund's total assets would be invested in these options or committed to margin on futures contracts.

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

A Fund will only invest in futures and options contracts after providing notice to its shareholders and filing a notice of eligibility (if required) and otherwise complying with the requirements of the Commodity Futures Trading Commission ("CFTC"). The CFTC's rules provide that the Funds are permitted to purchase such futures or options contracts only (1) for bona fide hedging purposes within the meaning of the rules of the CFTC; provided, however, that in the alternative with respect to each long position in a futures or options contract entered into by a Fund, the underlying commodity value of such contract at all times does not exceed the sum of cash, short-term United States debt obligations or other United States dollar denominated short-term money market instruments set aside for this purpose by the Fund, accrued profit on the contract held with a futures commission merchant and cash proceeds from existing Fund investments due in 30 days; and (2) subject to certain limitations.

                           2.  INVESTMENT LIMITATIONS

The Funds have adopted the following fundamental investment limitations which are in addition to those contained in the Funds' Prospectus and which may not be changed without shareholder approval. Each Fund may not:

     (1) Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund's total assets (computed immediately after the borrowing).

     (2) Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry.

     (3) Purchase securities, other than U.S. Government Securities, of any one issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time of purchase be invested in the securities of that issuer, or (b) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer. Up to 75% of the Fund's total assets may be invested without regard to this limitation.

     (4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

     (5) Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

     (6) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured

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

          by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

     (7) Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

     (8) Issue senior securities except pursuant to Section 18 of the Investment Company Act of 1940 ("1940 Act") and except that the Fund may borrow money subject to investment limitations specified in the Fund's Prospectus.

     (9) Invest in interests in oil or gas or interests in other mineral exploration or development programs.


In addition, each Fund has adopted a fundamental investment policy which provides that notwithstanding any other investment policy or restriction (whether or not fundamental), the Fund may seek to achieve its investment objective by holding, as its only investment securities, the securities of another investment company having substantially the same investment objective and policies as the Fund.


Each Fund has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. Each Fund may not:

     (a) Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

     (b) Invest in securities of another registered investment company, except in connection with a merger, consolidation, acquisition or reorganization; and except that the Fund may invest in money market funds and privately-issued mortgage related securities to the extent permitted by the 1940 Act.

     (c) Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

     (d) Invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and

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

          interest by an issuer in whose securities the Fund could invest, if as a result, more than 5% of the value of the Fund's total assets would be so invested.

     (e) Invest in or hold securities of any issuer if officers and directors of the Trust or the Advisor, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

     (f) Purchase securities for investment while any borrowing equaling 5% or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of the Fund's total assets.

     (g) Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than (i) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the Securities Act of 1933 ("Restricted Securities") or (ii) 10% of the Fund's total assets would be invested in Restricted Securities.

     (h) Invest in oil, gas or other mineral exploration or development programs, or leases, provided that the Fund may invest in securities issued by companies engaged in such activities.

     (i) Purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate.)

     (j) Invest in warrants if (i) more than 5% of the value of the Fund's net assets will be invested in warrants (valued at the lower of cost or market) or (ii) more than 2% of the value of the Fund's net assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. For purpose of this limitation, warrants acquired by the Fund in units or attached to securities are deemed to have no value.

Except as required by the 1940 Act, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

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                              3.  PERFORMANCE DATA

The Funds may quote performance in various ways. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. A Fund's net asset value, yield and total return fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.


Total returns for the year ended March 31, 1995 and average annual total returns for the periods from commencement of operations to through March 31, 1995 are as follows.


                                                         Total Return Since
                                  Total Return 1 Year        Inception
                                  -------------------        ---------

     PAYSON VALUE FUND                    6.52%               10.90%

                                                         Total Return Since
                                  Total Return 1 Year        Inception
                                  ------------------         ---------

     PAYSON BALANCED FUND                 6.00%                9.28%

Payson Value Fund commenced operations on July 31, 1992. Payson Balanced Fund commenced operations on November 25, 1991.

In performance advertising the Funds may compare any of their performance information with data published by independent evaluators such as Morningstar, Lipper Analytical Services, Inc., IBC/Donoghue, Inc., CDC/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). In addition, a Fund may compare any of its performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. A Fund may refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

YIELD CALCULATIONS

Yields for a Fund used in advertising are computed by dividing the Fund's interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. In general, interest income is reduced with respect to bonds purchased at a premium over their par value by subtracting a portion of the premium from

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

income on a daily basis, and is increased with respect to bonds purchased at a discount by adding a portion of the discount to daily income. Capital gain and loss generally are excluded from these calculations.

Income calculated for the purpose of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that a Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Also, Processing Organizations may charge their customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders.
The yields of each Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of a Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

TOTAL RETURN CALCULATIONS

Each of the Funds may advertise total return. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Funds.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over a given period according to the following formula:

          P(1+T)to the power of n = ERV

     Where:

          P = a hypothetical initial payment of $1,000;
          T = average annual total return;

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          n = number of years; and
          ERV = ending redeemable value.

ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.

In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gain and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph or similar illustration.

     Period total return is calculated according to the following formula:

          PT = (ERV/P-1)

     Where:

          PT = period total return.
                 The other definitions are the same as in average annual total return above.

                                 4.  MANAGEMENT

The directors and officers of the Trust and their principal occupations during the past five years are set forth below.

John Y. Keffer, Chairman and President.

     President and Director, Forum Financial Services, Inc. (a registered broker-dealer), Forum Financial Corp. (a registered transfer agent) and Forum Advisors, Inc. (a registered investment adviser). Mr. Keffer is a director and/or officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Costas Azariadis, Director.

     Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

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James C. Cheng, Director.

     Managing Director, Forum Financial Services, Inc. since September 1991. President of Technology Marketing Associates (a marketing consulting company) since September 1991. Prior thereto, Mr. Cheng was President and Chief Executive Officer of Network Dynamics, Incorporated (a software development company). His address is 27 Temple Street, Belmont, Massachusetts 02178.

J. Michael Parish, Director.

     Partner at the law firm of Winthrop Stimson Putnam & Roberts since 1989. Prior thereto, he was a partner at LeBoeuf, Lamb, Leiby & MacRae, a law firm of which he was a member from 1974 to 1989. His address is 40 Wall Street, New York, New York 10005.


Mark D. Kaplan, Vice President, Assistant Treasurer and Assistant Secretary.

     Managing Director at FFSI since September 1995. Prior thereto, Mr. Kaplan was Managing Director and Director of Research at H.M. Payson & Co. His address is Two Portland Square, Portland, Maine 04101.


Michael D. Martins, Treasurer.

     Director of Fund Accounting at Forum Financial Corp. since June 1995. Prior thereto, he served as a manager in the New York City office of Deloitte & Touche LLP, where he was employed for over five years. His address is Two Portland Square, Portland, Maine 04101.

David I. Goldstein, Secretary.

     Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart. Mr. Goldstein is also Secretary or Assistant Secretary of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Dana A. Lukens, Assistant Secretary

     Assistant Counsel, Forum Financial Services, Inc., with which he has been associated since August 1995. Prior thereto, Mr. Lukens was associated with the law firm of Testa, Hurwitz & Thibeault. Mr. Lukens is also Assistant Secretary of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine

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Renee A. Walker, Assistant Secretary.

     Fund Administrator, Forum Financial Services, Inc., with which she has been associated since December 1994. Prior thereto, Ms. Walker was employed by Longwood Partners, Investment Partnership and Paine Webber, Inc. in Boston, Massachusetts. Her address is Two Portland Square, Portland, Maine 04101.

John Y. Keffer is an interested person of the Trust as that term is defined in the 1940 Act.


ADVISOR

The Advisor furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund, pursuant to an investment advisory agreement between the Advisor and the Trust (the "Advisory Agreement"). The Advisory Agreement provides, with respect to each Fund, for an initial term of two years from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by the Board or, with respect to either Fund, by vote of the shareholders of that Fund, and in either case by a majority of the directors who are not parties to the Advisory Agreement or interested persons of any such party.

The Advisory Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by the Advisor on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement also provides that, with respect to each Fund, the Advisor shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of the Advisor's duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement. In addition, under the Advisory Agreement, if the Advisor ceases to act as a Fund's investment advisor, or in the event the Advisor so requests in writing, the Trust will change a Fund's name so as not to include the word "Payson." The Advisory Agreement provides that the Advisor may render services to others.

For its services under the Investment Advisory Agreement, H.M. Payson & Co. receives with respect to each Fund a fee at an annual rate of 0.80% and 0.60% of the average daily net assets of Payson Value Fund and Payson Balanced Fund, respectively. Fees payable under the Advisory Agreement with respect to each Fund are outlined in the following tables:

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PAYSON VALUE FUND

  FISCAL YEAR ENDED
      MARCH 31                  GROSS FEE     WAIVED FEE    NET FEE
      --------                  ---------     ----------    -------

        1995                     $51,285            $0      $51,285
        1994                     $27,628        $1,434      $26,194
        1993                      $7,034        $7,034           $0

PAYSON BALANCED FUND

  FISCAL YEAR ENDED
      MARCH 31                  GROSS FEE     WAIVED FEE    NET FEE
      --------                  ---------     ----------    -------

        1995                     $75,058            $0      $75,058
        1994                     $50,158        $2,662      $47,496
        1993                     $23,512       $23,512           $0

In addition to receiving its advisory fee from the Funds, the Advisor may also act and be compensated as investment manager for its clients with respect to assets which are invested in a Fund. In some instances the Advisor may elect to credit against any investment management fee received from a client who is also a shareholder in a Fund an amount equal to all or a portion of the fees received by the Advisor or any affiliate of the Advisor from a Fund with respect to the client's assets invested in that Fund.

MANAGER AND DISTRIBUTOR

Forum Financial Services, Inc. ("Forum") was incorporated under the laws of the State of Delaware on February 7, 1986 and supervises the overall management of the Trust (which includes, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the transfer agent and custodian and arranging for maintenance of books and records of the Trust), provides the Trust with general office facilities and serves as distributor of shares of the Funds pursuant to a management and distribution agreement between Forum and the Trust (the "Management and Distribution Agreement"). The Management and Distribution Agreement provided, with respect to each Fund, for an initial term of one year from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by the Board or, with respect to either Fund, by the shareholders of that Fund, and in either case by a majority of the directors who are not parties to the Management and Distribution Agreement or interested persons of any such party and do not have any direct or indirect financial interest in the Distribution Plan or in any agreement related to the Distribution Plan. (See "Management -- Distribution Plan.")

The Management and Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to either Fund by vote of that Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The

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

Management and Distribution Agreement also provides that Forum shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's duties or by reason of reckless disregard of its obligations and duties under the Management and Distribution Agreement.

For its services under the Management Agreement, Forum receives with respect to each Fund a fee at an annual rate of 0.20% of the average daily net assets of the Fund. Fees payable under the Management Agreement with respect to each Fund are outlined in the following tables:

PAYSON VALUE FUND

  FISCAL YEAR ENDED
      MARCH 31                  GROSS FEE     WAIVED FEE      NET FEE
      --------                  ---------     ----------      -------

        1995                     $12,821        $12,821          $0
        1994                      $6,907         $6,907          $0
        1993                      $1,758         $1,758          $0


PAYSON BALANCED FUND

  FISCAL YEAR ENDED
      MARCH 31                  GROSS FEE     WAIVED FEE      NET FEE
      --------                  ---------     ----------      -------
        1995                     $25,019        $25,019          $0
        1994                     $16,719        $16,719          $0
        1993                      $7,837         $7,837          $0


Forum has agreed to reimburse the Trust for certain of each Fund's operating expenses which in any year exceed the limits prescribed by any state in which a Fund's shares are qualified for sale. The Trust may elect not to qualify Fund shares for sale in every state.



Forum believes that currently the most restrictive expense ratio limitation imposed by any state is 2-1/2% of the first $30 million of each Funds' average net assets, 2% of the next $70 million of its average net assets and 1-1/2% of its average net assets in excess of $100 million. For the purpose of this obligation to reimburse expenses, the Funds' annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by Forum monthly.


Subject to the obligations of Forum to reimburse the Trust for its excess expenses as described in the Prospectus, the Trust has confirmed its obligation to pay all of its other expenses, including:

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

interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; costs of forming the corporation and maintaining corporate existence; costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of the Trust; costs of reproduction, stationery and supplies; compensation of directors, officers and employees of the Trust and costs of other personnel performing services for the Trust who are not officers of the Advisor, Forum or their respective affiliates; costs of corporate meetings; Securities and Exchange Commission registration fees and related expenses; state securities laws registration fees and related expenses; fees payable to the Advisor under the Advisory Agreement and to Forum under the Management and Distribution Agreement and all other fees and expenses paid by the Trust under the Distribution Plan.

Forum provides persons satisfactory to the Board to serve as officers of the Trust. Those officers, as well as certain other employees and directors of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) Forum, its affiliates or affiliates of the Advisor.

DISTRIBUTION PLAN

In accordance with Rule 12b-1 under the 1940 Act, the Trust adopted a distribution plan (the "Plan") which provides that all written agreements relating to the Plan must be in a form satisfactory to the Board. In addition, the Plan requires the Trust, the Advisor and Forum to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Trust, the Advisor and Forum pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

The Plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of directors who are not interested persons of the Trust and who have no direct or indirect interest in the operation of the Plan or in any agreement related to the Plan. The Plan further provides that it may not be amended to increase materially the costs which may be borne by the Trust for distribution pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of the Board or, with respect to either Fund, by the Fund's shareholders.

During the fiscal year ended March 31, 1993, neither Fund paid any distribution related expenses pursuant to the Distribution Plan.

TRANSFER AGENT

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

Forum Financial Corp. (the "Transfer Agent") acts as transfer agent of the Trust pursuant to a transfer agency agreement (the "Transfer Agency Agreement"). The Transfer Agency Agreement provided, with respect to each Fund, for an initial term of one year from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided that the agreement is specifically approved at least annually by the Board or, with respect to either Fund, by a vote of the shareholders of that Fund, and in either case by a majority of the directors who are not parties to the Transfer Agency Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Transfer Agency Agreement.

Among the responsibilities of the Transfer Agent as agent for the Trust are:
(1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Funds may be effected and certain other matters pertaining to the Funds; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption transactions and receiving wired funds; (4) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (5) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (6) furnishing periodic statements and confirmations of purchases and redemptions; (7) arranging for the transmission of proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (8) arranging for the receipt, tabulation and transmission to the Trust of proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (9) providing such other related services as the Trust or a shareholder may reasonably request.

The Transfer Agent or any sub-transfer agent or processing agent may also act and receive compensation as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Funds with respect to assets invested in the Funds. The Transfer Agent or any sub-transfer agent or other processing agent may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust or from the Transfer Agent with respect to assets of those customers or clients invested in the Funds. The Transfer Agent, Forum or sub-transfer agents or processing agents retained by the Transfer Agent may be Processing Organizations (as defined in the Prospectus) and, in the case of sub-transfer agents or processing agents, may also be affiliated persons of the Transfer Agent or Forum.

For its services under the Transfer Agent Agreement, Forum receives with respect to its transfer agency services a fee at an annual rate of 0.25% of the average daily net assets of each Fund. Fees payable under the Transfer Agent Agreement with respect to each Fund are outlined in the following tables:

PAYSON VALUE FUND

  FISCAL YEAR ENDED
      MARCH 31                  GROSS FEE      WAIVED FEE     NET FEE
      --------                  ---------      ----------     -------

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

        1995                     $16,027         $3,820       $12,207
        1994                      $8,634         $8,634            $0
        1993                      $2,198             $0            $0

PAYSON BALANCED FUND

  FISCAL YEAR ENDED
      MARCH 31                 GROSS FEE     WAIVED FEE     NET FEE
      --------                 ---------     ----------     -------

        1995                     $31,274        $19,059     $12,215
        1994                     $20,899        $20,899          $0
        1993                      $9,797             $0          $0

Pursuant to a Fund Accounting Agreement, the Transfer Agent also provides the Funds with portfolio accounting, including the calculation of the Funds' net asset value. For these services, the Transfer Agent receives with respect to each Fund an annual fee ranging from $36,000 to $60,000 depending upon the amount and type of the Fund's portfolio transactions and positions.

The Transfer Agent or any sub-transfer agent or processing agent may also act and receive compensation for acting as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Fund with respect to assets invested in the Fund.

                      5.  DETERMINATION OF NET ASSET VALUE

The Trust does not determine net asset value on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas. Purchases and redemptions are effected at the time of the next determination of net asset value following the receipt of any purchase or redemption order.

                           6.  PORTFOLIO TRANSACTIONS

Purchases and sales of debt securities for Payson Balanced Fund usually are principal transactions. Portfolio Securities for that Fund are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked prices.

Payson Value Fund will, and Payson Balanced Fund may, effect purchases and sales through brokers who charge commissions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Advisor in its best judgment and in a manner deemed to be in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Fund. For the fiscal years ended March 31, 1995, 1994, and

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

1993, the aggregate brokerage commissions paid by Payson Value Fund were $15,276, $8,809, and $8,942, respectively. For the fiscal years ended March 31, 1995, 1994, and 1993, the aggregate brokerage commissions paid by Payson Balanced Fund were $27,143, $22,915, and $11,747, respectively.

A Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commission, including certain dealer spreads, paid in connection with Fund transactions, the Advisor takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Advisor may also take into account payments made by brokers effecting transactions for a Fund (i) to the Fund or
(ii) to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay.

In addition, the Advisor may give consideration to research services furnished by brokers to the Advisor for its use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis may be used by the Advisor in connection with services to clients other than the Funds, and the Advisor's fee is not reduced by reason of the Advisor's receipt of the research services.

Investment decisions for the Funds will be made independently from those for any other account or investment company that is or may in the future become managed by the Advisor or its affiliates. If, however, a Fund and other investment companies or accounts managed by the Advisor are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for a Fund and for other investment companies and accounts managed by the Advisor occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

In the future the Funds, consistent with the policy of obtaining best net results, may conduct brokerage transactions through the Advisor's affiliates, affiliates of those persons or Forum. If a Fund anticipates conducting brokerage transactions through these persons, the Board will adopt procedures in conformity with applicable rules under the 1940 Act to ensure that all brokerage commissions paid to these persons are reasonable and fair.

               7.  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of each Fund are sold on a continuous basis by the distributor without any sales charge.

In addition to the situations described in the Prospectus under "Purchases and Redemptions of Shares," the Trust may redeem shares involuntarily, from time to time, to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus.

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

The Trust has filed a formal election with the Securities and Exchange Commission pursuant to which a Fund will only effect a redemption in portfolio securities if a shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

EXCHANGE PRIVILEGE

The exchange privilege permits shareholders of the Funds to exchange their shares for shares of any other fund of the Trust or shares of certain other portfolios of investment companies which retain Forum or its affiliates as investment adviser or, distributor and which participate in the Trust's exchange privilege program ("Participating Fund"). For Federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than his basis in such shares at the time of the transaction.

By use of the exchange privilege, the shareholder authorizes the Transfer Agent to act upon the instruction of any person representing himself to either be, or to have the authority to act on behalf of, the investor and believed by the Transfer Agent to be genuine. The records of the Transfer Agent of such instructions are binding. Proceeds of an exchange transaction may be invested in another Participating Fund in the name of the shareholder.

Exchange transactions will be made on the basis of relative net asset values per share at the time of the exchange transaction plus any sales charge applicable to the Participating Fund whose shares are being acquired. Shares of any Participating Fund may be redeemed and the proceeds used to purchase, without a sales charge, shares of any other Participating Fund that are offered without a sales charge. Shares of any Participating Fund purchased with a sales charge may be redeemed and the proceeds used to purchase, without a sales charge, shares of any other Participating Fund otherwise sold with the same sales charge. If the Participating Fund purchased in the exchange transaction imposes a higher sales charge than was paid originally on the exchanged shares, the shareholder will be responsible for the difference between the two sales charges. Shares acquired through the reinvestment of dividends and distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid.

The terms of the exchange privilege are subject to change, and the privilege may be terminated by any of the Participating Funds or the Trust. However the privilege will not be terminated, and no material change that restricts the availability of the privilege to shareholders will be implemented, without reasonable advance notice to shareholders.

PAYROLL PURCHASE PROGRAM

Shares of the Funds may be purchased by employees of employers participating in the Payroll Purchase Program ("PPP"). Employers wishing to participate must arrange payroll deduction or other bulk transmission of investments to the Funds. An employer may not participate unless, at all times, at least five of the employer's employees are participating in this program.

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

Once an employer chooses to participate in PPP through a payroll deduction or other bulk purchase plan, subsequent investments will be automatic and will continue until such time as the investor notifies the applicable Fund and his employer to discontinue further investments. Due to the varying procedures to prepare, process and forward the transmission to the Fund, there may be a delay between the time of the deduction and the time the money reaches the Fund. An investment in the Fund will be made at the applicable offering price determined on the day that both the check and the payroll deduction data are received in required form by the Transfer Agent.

INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT

The Funds offer an individual retirement plan (the "IRA") for individuals who wish to use shares of the Funds as a medium for funding individual retirement savings. Under the IRA, distributions of net investment income and capital gain will be automatically reinvested in the IRA established for the investor. The Funds' custodian furnishes custodial services to the IRAs for a service fee. Shareholders wishing to use a Fund's IRA should contact the Transfer Agent for further details and information.


                                  8.  TAXATION

Qualification as a regulated investment company under the Internal Revenue Code of 1986 does not involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Funds must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to Federal income taxes on dividends and distributions by a Fund and assume that each Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to the investor's particular situation.

Payson Value Fund expects to derive a substantial amount of its gross income (exclusive of capital gain) from dividends. Accordingly, that portion of that Fund's dividends so derived will qualify for the dividends-received deduction for corporations. Payson Balanced Fund expects to derive substantially all of its gross income (exclusive of capital gain) from sources other than dividends. Accordingly, it is expected that most of that Fund's dividends or distributions will not qualify for the dividends-received deduction for corporations.

Certain listed options and regulated futures contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. A Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" from the application of section 1256.

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

With respect to equity or over-the-counter put and call options, gain or loss realized by a Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the respective Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Fund will be treated as short-term capital gain or loss. In general, if a Fund exercises an option, or if an option that a Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

                              9.  OTHER INFORMATION

CUSTODIAN

Pursuant to a Custodian Agreement, The First National Bank of Boston, 100 Federal Street, Boston, MA 02106, acts as the custodian of the Funds' assets. The custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, determining income and collecting interest on Fund investments.


COUNSEL

Legal matters in connection with the issuance of shares of stock of the Trust are passed upon by Messrs. Seward & Kissel, One Battery Park Plaza, New York, New York 10004. Seward & Kissel has relied upon the opinion of Messrs. Venable, Baetjer and Howard, 1800 Mercantile Bank & Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201, for matters relating to Maryland law.

AUDITORS

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1414, independent auditors, act as auditors for the Trust.

THE TRUST AND ITS SHARES


The Trust was organized in Delaware on August 29, 1995; the Trust's succeeded to the assets and liabilities of Forum Funds, Inc. on January 5, 1996. Forum Funds, Inc. was incorporated on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. The Board has the authority to issue an unlimited number of shares of beneficial interest of separate series with no par value per share and to create separate classes of shares within each series. There are currently seven other series of the Trust.


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

The Trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point.

The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust or the Trustees. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Forum believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument further provides that the Trustees shall not be liable to any person other than the Trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Board is required to call a meeting of shareholders for the purpose of voting upon the removal of any trustee when so requested in writing by the shareholders of record holding at least 10% of the Trust's outstanding shares.

Each series capital consists of shares of beneficial interest. Shares are fully paid and nonassessable, except as set forth above with respect to Trustee and shareholder liability. Shareholders representing 10% or more of the Trust or a series may, as set forth in the Trust Instrument, call meetings of the Trust or series for any purpose related to the Trust or series, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any series may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or the series; however, the Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation. If not so terminated or reorganized, the Trust and its series will continue indefinitely. Under the Trust Instrument, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to be incorporated under Delaware law, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement.

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

As of September 29, 1995, the officers and Directors of the Trust as a group owned less than 1% of the outstanding shares of the Fund. Also as of that date, the shareholders listed below owned of record more than 5% of either Fund. Shareholders owning 25% or more of the shares of a Fund or of the Trust as a whole may be deemed to be controlling persons. By reason of their substantial holdings of shares, these persons may be able to require the Trust to hold a shareholder meeting to vote on certain issues and may be able to determine the outcome of any shareholder vote. As noted, certain of these shareholders are known to the Trust to hold their shares of record only and have no beneficial interest, including the right to vote, in the shares.

PAYSON VALUE FUND


                                                      PERCENTAGE OF
                                                          FUND
                   SHAREHOLDER                        SHARES OWNED
                   -----------                        ------------
          ALA & Co. (record holder),
            Portland, Maine 04101                        22.97%

          Payse & Co. (record holder),
            Portland, Maine 04101                        17.60%



PAYSON BALANCED FUND


                                                      PERCENTAGE OF
                                                          FUND
                   SHAREHOLDER                        SHARES OWNED
                   -----------                        ------------

          ALA & Co. (record holder),
            Portland, Maine 04101                        20.71%

          Payse & Co. (record holder),
            Portland, Maine 04101                        15.69%


FUND STRUCTURE

CORE AND GATEWAY. The Fund may seek to achieve its objective by investing all of its investable assets in a separate portfolio of a registered, open-end management investment company with substantially the same investment objective
and policies as the Fund.   This "Core and Gateway" fund structure is an
arrangement whereby one or more investment companies or other collective investment vehicles that share investment objectives -- but offer their shares through distinct distribution channels -- pool their assets by investing in a single investment company having substantially the same investment objective and policies (a "Core Portfolio"). This means that the only investment securities that will be held by the Fund will be the Fund's

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

interest in the Core Portfolio. This structure would permit other collective investment vehicles to invest collectively in a Core Portfolio, allowing for greater economies of scale in managing operations of the single Core Portfolio. In the event the Fund invested all of its assets in a Core Portfolio, its methods of operation and shareholder services would not be materially affected by its investment in a corresponding Core Portfolio, except that the assets of the Fund may be managed as part of a larger pool. If the Fund invested all of its assets in a Core Portfolio, it would hold only investment securities issued by the Core Portfolio; the Core Portfolio would directly invest in individual securities of other issuers. The Fund would otherwise continue its normal operation. The Board would retain the right to withdraw the Fund's investments from the Core Portfolio at any time; the Fund would then resume investing directly in individual securities of other issuers or could re-invest all of its assets in another Core Portfolio.

The Board will authorize investing the Fund's assets in a Core Portfolio only if it first determines that pooling is in the best interests of the Fund and its shareholders. In determining whether to invest in a Core Portfolio, the Board will consider, among other things, the opportunity to reduce costs and achieve operational efficiencies. The Board will not authorize investment in a Core Portfolio if it would materially increase costs to the Fund's shareholders, unless, of course, there were perceived to be a corresponding increase in benefits to shareholders.

FUND SHAREHOLDERS' VOTING RIGHTS. A Core Portfolio normally will not hold meetings of its investors except as required under the 1940 Act. As a shareholder in a Core Portfolio, the Fund would be entitled to vote in proportion to its relative interest in the Core Portfolio. On any issue, the Fund will vote its shares in a Core Portfolio in proportion to the votes cast by its shareholders. If there are other investors in a Core Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by the Fund's shareholders will receive a majority of votes cast by all Core Portfolio shareholders. Generally, the Fund will hold a meeting of its shareholders to obtain instructions on how to vote its interest in a Core Portfolio when the Core Portfolio is conducting a meeting of its shareholders. However, subject to applicable statutory and regulatory requirements, the Fund will not seek instructions from its shareholders with respect to (i) any proposal relating to a Core Portfolio that, if made with respect to the Fund, would not require the vote of Fund shareholders, or (ii) any proposal relating to the Core Portfolio that is identical to a proposal previously approved by the Fund's shareholders.

In addition to a vote to remove a director or trustee or change a fundamental policy, examples of matters that will require approval of shareholders of a Core Portfolio include, subject to applicable statutory and regulatory requirements: the election of directors or trustees; approval of an investment advisory contract; the dissolution of a Core Portfolio; certain amendments of the organizational documents for the Core Portfolio; a merger, consolidation or sale of substantially all of a Core Portfolio's assets; or any additional matters required or authorized by the charter or trust instrument and by-Laws of a Core Portfolio or any registration statement of a Core Portfolio, or as the directors or trustees of the Core Portfolio may consider desirable. The board of directors or trustees of a Core Portfolio will typically reserve the power to change nonfundamental policies without prior shareholder approval.

CONSIDERATIONS OF INVESTING IN A PORTFOLIO. The Fund's investment in a Core Portfolio may be affected by the actions of other large investors in the Core Portfolio, if any. For example, if the Core Portfolio had a large investor other than the Fund that redeemed its interest in the Core Portfolio, the Core Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. The Fund may withdraw its entire investment from the Core Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if other investors in the Core Portfolio, by a vote of shareholders, changed the investment objective or policies of the Core Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Core Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it usually would incur transaction costs. If the Fund withdrew its investment from the Core Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets in accordance with its investment objective and policies by the Adviser or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund.

FINANCIAL STATEMENTS

The financial statements of Payson Balanced Fund for the year ended March 31, 1995, which are included in the Annual Report to Shareholders of the Trust and delivered along with this Statement of Additional Information, are incorporated herein by reference.

                                PAYSON VALUE FUND
                              PAYSON BALANCED FUND

                 APPENDIX A - DESCRIPTION OF SECURITIES RATINGS


1.   CORPORATE BONDS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Moody's rates corporate bond issues, including convertible debt issues, as follows:

Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the Aa, A, Baa, Ba or B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

STANDARD AND POOR'S CORPORATION ("S&P")

S&P rates corporate bond issues, including convertible debt issues, as follows:

Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Bonds rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated CC typically are debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. This rating may also be used to indicate imminent default.

The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating Cl is reserved for income bonds on which no interest is being paid.

Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy. Bonds rated D are in payment default or the obligor has filed for bankruptcy. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

FITCH INVESTORS SERVICE, INC. ("FITCH")

Fitch rates corporate bond issues, including convertible debt issues, as follows:

AAA Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, shorter-term debt of these issuers is generally rate F-1+.

A Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

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

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D categories.

2.   PREFERRED STOCK

MOODY'S INVESTORS SERVICE, INC.

Moody's rates preferred stock as follows:

An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment among preferred stock issues.

An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

An issue rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue rated baa is considered to be a medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

An issue rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

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

An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

An issue which is rated c can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from aa through b in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

S&P rates preferred stock as follows:

AAA is the highest rating that is assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

A preferred stock rated C is a non-paying issue.

A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

3.   SHORT-TERM DEBT (COMMERCIAL PAPER)

MOODY'S INVESTORS SERVICE, INC.

Moody's two highest ratings for short-term debt, including commercial paper, are Prime-1 and Prime-2, both are judged investment grade, to indicate the relative repayment ability of rated issuers.

Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     ---  Leading market positions in well-established industries.
     ---  High rates of return on funds employed.
     --- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     --- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     --- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S CORPORATION

S&P's two highest commercial paper ratings are A and B. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. An A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. A-3 issues have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

FITCH INVESTORS SERVICE, INC.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.


F-1+. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1.  Issues assigned this rating reflect an assurance of timely payment only
slightly less in degree than issues rated   F-1+.

F-2. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

F-3. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D..   Issues assigned this rating are in actual or imminent payment default.

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

                                     PART C
                                OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements.

     Included in each Prospectus (except for those Funds which have not commenced operations or have not been operating during a period covered by any required financial statements):

          Financial Highlights.

     Incorporated by reference in each Statement of Additional Information (except for those Funds which have not commenced operations or have not been operating during a period covered by any required financial statements):

          Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights and Statements of Investments for the fiscal year ended March 31, 1995, and Report of Independent Auditors (filed with the Securities and Exchange Commission on June 1, 1995 pursuant to Rule 30b-1 under the Investment Company Act of 1940 and incorporated herein by reference.)

(b)  Exhibits:


     (1) Copy of the Trust Instrument of the Registrant dated August 29, 1995 (filed as Exhibit 1 to Post-Effective Amendment No. 30 to the Registration Statement and incorporated herein by reference).



     (2) Copy of By-laws of the Registrant (filed as Exhibit 2 to Post-Effective Amendment No. 30 to the Registration Statement and incorporated herein by reference)..


     (3)  None.


     (4) (a) Sections 2.04 and 2.06 of Registrant's Trust Instrument provide as follows:



          "SECTION 2.04 TRANSFER OF SHARES. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer and such evidence of the genuineness of such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.



          "SECTION 2.06 ESTABLISHMENT OF SERIES. The Trust created hereby shall consist of one or more Series and separate and distinct records shall be maintained by the Trust for each Series and the assets associated with any such Series shall be held and accounted for separately from the assets of the Trust or any other Series. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series of the Trust, to establish and designate and to change in any manner any such Series of Shares or any classes of initial or additional Series and to fix such preferences, voting powers, rights and privileges of such Series or classes thereof as the Trustees may from time to time determine, to divide or combine the Shares or any Series or classes thereof into a greater or lesser number, to classify or reclassify any issued Shares or any Series or classes thereof into one or more Series or classes of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable. The establishment and designation of any Series shall be effective upon the adoption of a resolution by a majority of the Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series. A Series may issue any number of Shares and need not issue shares. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may by a majority vote abolish that Series and the establishment and designation thereof.



          "All references to Shares in this Trust Instrument shall be deemed to be Shares of any or all Series, or classes thereof, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust, and each class thereof, except as the context otherwise requires.



          "Each Share of a Series of the Trust shall represent an equal beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of all distributions made with respect to such Series. Upon redemption of his Shares, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust."

      (5) (a) Form of Investment Advisory Agreement between Registrant and Forum Advisors, Inc. (filed herewith as Exhibit 5(a) to the Registration Statement and incorporated herein by reference).



          (b) Form of Investment Advisory Agreement between Registrant and H.M. Payson & Co. relating to the Payson Value Fund and the Payson Balanced Fund (filed herewith as Exhibit 5(b) to the Registration Statement and incorporated herein by reference).



     (6) (a) Form of Management and Distribution Agreement between Registrant and Forum Financial Services, Inc. (filed herewith as Exhibit 6(a) to the Registration Statement and incorporated herein by reference).



          (b) Form of Distribution Services Agreement between Registrant and Forum Financial Services, Inc. (filed herewith as Exhibit 6(b) to the Registration Statement and incorporated herein by reference).

          (c) Form of Selected Dealer Agreement between Forum Financial Services, Inc. and securities brokers (filed as Exhibit 6(c) to Post-Effective Amendment No. 21 to the Registration Statement and incorporated herein by reference).

          (d) Form of Bank Affiliated Selected Dealer Agreement between Forum Financial Services, Inc. and bank affiliates (filed as Exhibit 6(d) to Post-Effective Amendment No. 21 to the Registration Statement and incorporated herein by reference).

     (7)  None.


     (8) (a) Form of Transfer Agency Agreement between Registrant and Forum Financial Corp. (filed herewith as Exhibit 8(b) to the Registration Statement and incorporated herein by reference).



          (b) Form of Custodian Agreement between Registrant and the First National Bank of Boston (filed herewith as Exhibit (8)(b) to the Registration Statement and incorporated herein by reference) .



     (9) (a) Form of Management Agreement between Registrant and Forum Financial Services, Inc. (filed herewith as Exhibit 9(a) to the Registration Statement and incorporated herein by reference).

     (10) Opinion of Messrs. Seward & Kissel (filed herewith as Exhibit 10(a) to the Registration Statement and incorporated herein by reference).



     (11) Consent of Independent Auditors (filed herewith as Exhibit 11 to the Registration Statement and incorporated herein by reference).


     (12) None.

     (13) Investment Representation letter of Reich & Tang, Inc. as original purchaser of shares of registrant (filed as Exhibit 13 to the Registration Statement and incorporated herein by reference).

     (14) Form of Disclosure Statement and Custodial Account Agreement applicable to individual retirement accounts (filed as Exhibit 14 to Post-Effective Amendment No. 21 to the Registration Statement and incorporated herein by reference).

     (15) (a)  Form of Rule 12b-1 Plan adopted by the Registrant (filed as
               Exhibit 15 to Post-Effective Amendment No. 16 to the Registration Statement and incorporated herein by reference).

          (b) Rule 12b-1 Plan adopted by the Registrant with respect to the Payson Value Fund and the Payson Balanced Fund (filed as Exhibit
               (8)(c) to Post-Effective Amendment No. 20 to the Registration Statement and incorporated herein by reference).

     (27) Financial Data Schedules

     Other Exhibits:


          Powers of Attorney (filed herewith as Other Exhibits to the Registration Statement and incorporated herein by reference).





ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES AS OF OCTOBER 27, 1995

     Title of Class                                            Number of Holders
     --------------                                            -----------------

     Investors Stock Fund Common Stock                                         0
     Investors Bond Fund Common Stock                                         79
     TaxSaver Bond Fund Common Stock                                          50
     Daily Assets Fund Common Stock                                            0
     Daily Assets Treasury Fund Common Stock                                  38
     Daily Assets Government Fund Common Stock                                 0
     Daily Assets TaxSaver Fund Common Stock                                   0
     Payson Value Fund Common Stock                                          223
     Payson Balanced Fund Common Stock                                       382
     Maine Municipal Bond Fund Common Stock                                  394
     New Hampshire Bond Fund Common Stock                                     89
     Core Portfolio Plus Common Stock                                          0

ITEM 27. INDEMNIFICATION.

     In accordance with Section 3803 of the Delaware Business Trust Act, SECTION
5.2 of the Registrant's Trust Instrument provides as follows:

     "5.2.     INDEMNIFICATION.

          "(a) Subject to the exceptions and limitations contained in Section
     (b) below:

              "(i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

             "(ii) The words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          "(b) No indemnification shall be provided hereunder to a Covered
     Person:

              "(i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office or (B) not to have acted in good faith in the reasonable belief that Covered Person's action was in the best interest of the Trust; or

             "(ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office,

               "(A) By the court or other body approving the settlement;

               "(B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

               "(C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

          provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

          "(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

          "(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

          "(e) Conditional advancing of indemnification monies under this
     Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

          "(f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder's heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series."

Paragraph 4 of each Investment Advisory Agreement provides in substance as follows:

     "4. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or and to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder."

Paragraphs 3(f) and (g) and paragraph 5 of the Management and Distribution Agreement provide as follows:

     "(f) We agree to indemnify, defend and hold you, your several officers and directors, and any person who controls you within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which you, your officers and directors or any such controlling person may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in our Registration Statement or Prospectus in effect from time to time under the Securities Act or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading; provided, however, that in no event shall anything contained in this paragraph 3(f) be so construed as to protect you against any liability to us or our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties under this paragraph. Our agreement to indemnify you, your officers and directors and any such controlling person as aforesaid is expressly conditioned upon our being notified of any action brought against you, your officers and directors or any such controlling person, such notification to be given by letter or by telegram addressed to us at our principal office in New York, New York, and sent to us by the person against whom such action is brought within ten days after the summons or other first legal process shall have been served. The failure so to notify us of any such action shall not relieve us from any liability which we may have to the person against whom such action is brought by reason of any such alleged untrue statement or omission otherwise than on account of our indemnity agreement contained in this paragraph 3(f). We will be entitled to assume the defense of any suit brought to enforce any such claim, and to retain counsel of good standing chosen by us and approved by you. In the event we do elect to assume the defense of any such suit and retain counsel of good standing approved by you, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case we do not elect to assume the defense of any such suit, or in case you do not approve of counsel chosen by us, we will reimburse you or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by you or them. Our indemnification agreement contained in this paragraph 3(f) and our representations and warranties in this agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of you, your officers and directors or any controlling person and shall survive the sale of any shares of our common stock made pursuant to subscriptions obtained by you. This agreement of indemnity will inure exclusively to your benefit, to the benefit of your successors and assigns, and to the benefit of your officers and directors and any controlling persons and their successors and assigns. We agree promptly to notify you of the commencement of any litigation or proceeding against us in connection with the issue and sale of any shares of our common stock.

     "(g) You agree to indemnify, defend and hold us, our several officers and directors, and person who controls us within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities, and expenses (including the cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which we, our officers or directors, or any such controlling person may incur under the Act or under common law or otherwise, but only to the extent that such liability, or expense incurred by us, our officers or directors or such controlling person resulting from such claims or demands shall arise out of or be based upon any alleged untrue statement of a material fact contained in information furnished in writing by you in your capacity as distributor to us for use in our Registration Statement or Prospectus in effect from time to time under the Act, or shall arise out of or be based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement or Prospectus or necessary to make such information not misleading. Your agreement to indemnify us, our officers and directors, and any such controlling person as aforesaid is expressly conditioned upon your being notified of any action brought against us, our officers or directors or any such controlling person, such notification to be given by letter or telegram addressed to you at your principal office in New York, New York, and sent to you by the person against whom such action is brought, within ten days after the summons or other first legal process shall have been served. You shall have a right to control the defense of such action, with counsel of your own choosing, satisfactory to us, if such action is based solely upon such alleged misstatement or omission on your part, and in any other event you and we, our officers or directors or such controlling person shall each have the right to participate in the defense or preparation of the defense of any such action. The failure so to notify you of any such action shall not relieve you from any liability which you may have to us, to our officers or directors, or to such controlling person by reason of any such untrue statement or omission on your part otherwise than on account of your indemnity agreement contained in this paragraph 3(g).

     "5   We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder."

Section 9(a) of the Distribution Services Agreement provides:

     "The Company agrees to indemnify, defend and hold the Underwriter, and any person who controls the Underwriter within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Underwriter or any such controlling person may incur, under the Securities Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Company's Registration Statement or the Prospectus or Statement of Additional Information in effect from time to time under the Securities Act and relating to the Fund or arising out of or based upon any alleged omission to state a material fact required to be stated in any thereof or necessary to make the statements in any thereof not misleading; provided, however, that in no event shall anything herein contained be so construed as to protect the Underwriter against any liability to the Company or its security holders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the Underwriter's reckless disregard of its obligations and duties under this agreement. The Company's agreement to indemnify the Underwriter and any controlling person as aforesaid is expressly conditioned upon the Company's being notified of the commencement of any action brought against the Underwriter or any such controlling person, such notification to be given by letter or by telegram addressed to the Company at its principal office in New York, New York, and sent to the Company by the person against whom such action is brought within ten days after the summons or other first legal process shall have been served. The Company will be entitled to assume the defense of any suit brought to enforce any such claim, and to retain counsel of good standing chosen by the Company and approved by the Underwriter. In the event the Company elects to assume the defense of any such suit and retain counsel of good standing approved by the Underwriter, the defendants in the suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case the Company does not elect to assume the defense of the suit or in case the Underwriter does not approve of counsel chosen by the Company, the Company will reimburse the Underwriter or the controlling person or persons named defendant or defendants in the suit for the fees and expenses of any counsel retained by the Underwriter or such person. The indemnification agreement contained in this Section 9 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter or any controlling person and shall survive the sale of the Fund's shares made pursuant to subscriptions obtained by the Underwriter. This agreement of indemnity will inure exclusively to the benefit of the Underwriter, to the benefit of its successors and assigns, and to the benefit of any controlling persons and their successors and assigns. The Company agrees promptly to notify the Underwriter of the Underwriter of the commencement of any litigation or proceeding against the Company in connection with the issue and sale of any of shares of the Fund. The failure to do so notify the Company of the commencement of any such action shall not relieve the Company from any liability which it may have to the person against whom the action is brought by reason of any alleged untrue statement or omission otherwise than on account of the indemnity agreement contained in this Section 9."

     In so far as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


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

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

Forum Advisors, Inc.

     The descriptions of Forum Advisors, Inc. under the caption "Management-Adviser" in the Prospectus and Statement of Additional Information relating to the Investors Bond Fund, the TaxSaver Bond Fund, the Daily Assets Fund, the Daily Assets Government Fund, the Daily Assets Treasury Fund , the Daily Assets TaxSaver Fund, the Maine Municipal Bond Fund, the Maine Tax-Free Money Fund and the New Hampshire Bond Fund, constituting certain of Parts A and B, respectively, of the Registration Statement are incorporated by reference herein.

     The following are the directors and officers of Forum Advisors, Inc., Two Portland Square, Portland, Maine 04101, including their business connections which are of a substantial nature.

     John Y. Keffer, President and Secretary.

          Chairman and President of the Registrant; President and Secretary of Forum Financial Services, Inc. and of Forum Financial Corp. Mr. Keffer is a director and/or officer of various registered investment companies for which Forum Financial Services, Inc. Serves as manager, administrator and/or distributor.

     David R. Keffer, Vice President and Treasurer.

          Vice President, Assistant Secretary and Assistant Treasurer of the Registrant; Vice President and Treasurer of Forum Financial Services, Inc. and of Forum Financial Corp. Mr. Keffer is an officer of various registered investment companies for which Forum Financial Services, Inc. Serves as manager, administrator and/or distributor.

H.M. Payson & Co.

     The descriptions of H.M. Payson & Co. under the caption "Management - Adviser" in the Prospectus and Statement of Additional Information, with respect to the Payson Value Fund and the Payson Balanced Fund, constituting certain of Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

     The following are the directors and principal executive officers of H.M. Payson & Co., including their business connections which are of a substantial nature. The address of H.M. Payson & Co. is One Portland Square, Portland, Maine 04101.

     Adrian L. Asherman, Managing Director.

          Managing Director of H.M. Payson & Co. since 1955, General Partner from 1964 to 1987 and Managing Director since 1987. His address is One Portland Square, Portland, Maine 04101.

     John C. Downing, Managing Director.

          Portfolio Manger of H.M. Payson since 1983 and Managing Director since 1992. Mr. Downing has been associated with H.M. Payson since 1983. His address is One Portland Square, Portland, Maine 04101.

     William A. Macleod, Managing Director.

          Portfolio Manager of H.M. Payson & Co. since 1984 and Managing Director since 1989. His address is One Portland Square, Portland, Maine 04101.

     Thomas M. Pierce, Managing Director.

          Managing Director of H.M. Payson & Co. since 1975, General Partner from 1981 to 1987 and Managing Director since 1987. His address is One Portland Square, Portland, Maine 04101.

     Peter E. Robbins, Managing Director.

          Portfolio Manager of H.M. Payson & Co. since 1992, except for the period from January 1988 to October 1990. During that period, Mr. Robbins was president of Mariner Capital Group, a real estate development and non-financial asset management business. General Partner of H.M. Payson & Co. from 1986 to 1987, and Managing Director from 1987 to 1988, and since 1993.

     John H. Walker, Managing Director and President.

          Portfolio Manager of H.M. Payson & Co. since 1967, General Partner from 1974 to 1987, and Managing Director since 1987. His address is One Portland Square, Portland, Maine 04101.

ITEM 29. PRINCIPAL UNDERWRITER.


     (a) Forum Financial Services, Inc., the Registrant's underwriter, serves as underwriter to Norwest Funds, Norwest Select Funds, Stone Bridge Funds, Inc, Monarch Funds, Sound Shore Fund, Inc.,and The Cutler Trust.


     (b) John Y. Keffer, President and Secretary of Forum Financial Services, Inc., is the Chairman and President of the Registrant. David R. Keffer, Vice President and Treasurer of Forum Financial Services, Inc., is the Vice President, Assistant Treasurer and Assistant Secretary of the Registrant. Mr. John Y. Keffer's business address is 2 Portland Square, Portland, Maine 04101 and Mr. David R. Keffer's business address is 61 Broadway, New York, New York 10006.

     (c)  Not Applicable.

ITEM 30. LOCATION OF BOOKS AND RECORDS.

     The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Forum Financial Services, Inc., 61 Broadway, New York, New York 10006 and the offices of Forum Financial Services, Inc. and Forum Financial Corp., Two Portland Square, Portland, Maine 04101.
The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrants custodian, The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts 02106. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant's adviser or subadviser, as listed in Item 28 hereof.

ITEM 31. MANAGEMENT SERVICES.

     Not Applicable.

ITEM 32. UNDERTAKINGS.

(a) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders relating to the portfolio or class thereof to which the prospectus relates upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Portland, and State of Maine on the 4th day of January, 1996.

                                        FORUM FUNDS


                                        By: /s/ John Y. Keffer
                                            -------------------------
                                            John Y. Keffer, President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registrant's Registration Statement has been signed below by the following persons on the 4th day of January, 1996.

               Signatures                              Title
               ----------                              -----

(a)  Principal Executive Officer

     /s/ John Y. Keffer                                President
     ------------------------------
         John Y. Keffer

(b)  Principal Financial and Accounting Officer

     /s/ Michael Martins                               Treasurer
     ------------------------------
         Michael Martins

(c)  A majority of the Directors

     /s/ John Y. Keffer                                Trustee
     ------------------------------
         John Y. Keffer

         James C. Cheng                                Trustee
         J. Michael Parish                             Trustee
         Costas Azariadis                              Trustee

         By: /s/ David I. Goldstein
             ----------------------
             David I. Goldstein
             Attorney in Fact

                                INDEX TO EXHIBITS


      (5) (a) Form of Investment Advisory Agreement between Registrant and Forum Advisors, Inc.

          (b) Form of Investment Advisory Agreement between Registrant and H.M. Payson & Co. relating to the Payson Value Fund and the Payson Balanced Fund.

     (6) (a) Form of Management and Distribution Agreement between Registrant and Forum Financial Services, Inc.

          (b) Form of Distribution Services Agreement between Registrant and Forum Financial Services, Inc.

     (8) (a) Form of Transfer Agency Agreement between Registrant and Forum Financial Corp.

          (b) Form of Custodian Agreement between Registrant and the First National Bank of Boston.

     (9) (a) Form of Management Agreement between Registrant and Forum Financial Services, Inc.

     (10) Opinion of Messrs. Seward & Kissel.

     (11) Consent of Deloitte & Touche LLP, independent auditors.

     (27) Financial Data Schedules

     Other Exhibits:

     *    Powers of Attorney